        As filed with the Securities and Exchange Commission on January 28, 1999
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]


                        PRE-EFFECTIVE AMENDMENT NO. ___                  [_]

                       POST-EFFECTIVE AMENDMENT NO. 41                   [x]


                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [x]


                               AMENDMENT NO. 43                          [x]

                 _____________________________________________

                              BLACKROCK FUNDS(SM)


              (Exact Name of Registrant as Specified in Charter)

     Bellevue Corporate Center        Brian Kindelan, Esq.                     copy to:
     400 Bellevue Parkway             BlackRock Advisors, Inc            Gary S. Schpero, Esq.
     Suite 100                        1600 Market Street, 28th Floor     Simpson Thacher & Bartlett
     Wilmington, Delaware 19809       Philadelphia, PA  19103            425 Lexington Avenue
     (Address of Principal            (Name and Address of               New York, New York  10017
      Executive Offices)              Agent for Service)
     Registrant's Telephone Number
         (302) 792-2555

                 _____________________________________________

It is proposed that this filing will become effective (check appropriate box)
     [X] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(i)
     [_] on January 28, 1999 pursuant to paragraph (a)(i)
     [_] 75 days after filing pursuant to paragraph (a)(ii)
     [_] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               EXPLANATORY NOTE
                               ----------------


The prospectus for the shares of the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated November 25, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A on November 25, 1998.

The prospectus for the shares of the Multi-Sector Mortgage Securities Portfolio III, dated November 25, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A on November 25, 1998.

The statement of additional information for the shares of the BlackRock Strategic Portfolio I and the BlackRock Strategic Portfolio II, dated November 25, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A on November 25, 1998.

The statement of additional information for the shares of the Multi-Sector Mortgage Securities Portfolio III, dated November 25, 1998, is incorporated by reference to the Registrant's filing of Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A on November 25, 1998.

                               BLACKROCK FUNDS(SM)
                   EQUITY BOND AND MONEY MARKET PORTFOLIOS
                             CROSS REFERENCE SHEET

Item Number Form N-1A,
----------------------
Part A                         Prospectus Caption
------                         ------------------

1(a)                           Cover Page

1(b)                           Back Cover Page

2 The Portfolios - Investment Goal; - Primary Investment Strategies; - Key Risks; - Risk Return Information

3                              The Portfolios - Expenses and Fees

4                              The Portfolios - Investment Goal; - Primary
                               Investment Strategies; - Key Risks

5                              Not Applicable

6                              The Portfolios - Fund Management; - Management

7 About Your Investment - What Price Per Share Will You Pay?; - When Must You Pay?; - How Much is the Minimum Investment?; - How to Sell Shares; - Expedited Redemptions; - Accounts With Low Balances; - Dividends and Distributions; - Taxation of Distributions

8 About Your Investment- Which Pricing Option Should You Choose?; How Much is the Sales Charge?; - Can the Sales Charge be Reduced or Eliminated?; - Distribution and Service Plan

9                              The Portfolios - Financial Highlights

     Item Number Form N-1A,     Statement of Additional
     ----------------------     -----------------------
     Part B                     Information Caption
     ------                     -------------------

     10                         Cover Page

     11                         Miscellaneous

     12                         Miscellaneous; Investment Policies; Additional
                                Investment Limitations

     13                         Trustees and Officers;  Purchase and Redemption
                                Information

     14                         Trustees and Officers; Miscellaneous

     15 Investment Advisory, Administration, Distribution and Servicing Arrangements; Purchase and Redemption Information

     16                         Portfolio Transactions

     17                         Shareholder and Trustee Liability of the Fund;
                                Additional Information Concerning Shares;
                                Miscellaneous

     18 Purchase and Redemption Information; Valuation of Portfolio Securities

     19                         Taxes

     20 Investment Advisory, Administration, Distribution and Servicing Arrangements

     21                         Performance Information

     22                         Financial Statements


Part C
------

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                             Equity Portfolios
                             INVESTOR SHARES
                             =================================================
                             BlackRock Fundssm is a mutual fund family with 36 investment portfolios, 13 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.

                             PROSPECTUS
                             January 28, 1999

                             [LOGO] BLACKROCK
                                         FUNDS





NOT FDIC- May lose value     The securities described in this prospectus have
INSURED   No bank guarantee  been registered with the Securities and Exchange
                             Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                    Table of
                    Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
How to find         How to find the information you need........................       1
the information
you need            THE BLACKROCK EQUITY FUNDS
                    Large Cap Value.............................................       2
                    Large Cap Growth............................................       9
                    Mid-Cap Value...............................................      16
                    Mid-Cap Growth..............................................      23
                    Small Cap Value.............................................      30
                    Small Cap Growth............................................      37
                    International Equity........................................      44
                    International Emerging Markets..............................      52
                    International Small Cap ....................................      60
                    Select Equity...............................................      68
                    Index Equity................................................      76
                    Balanced....................................................      82
                    Micro-Cap...................................................      89

About Your          How to Buy/Sell Shares......................................      96
Investment          Dividends/Distribution/Taxes................................     110
                    Services for Shareholders...................................     113


How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Equity Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 13 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
logo         Large Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap value, refer-
 ring to the type of
 securities the manager
 will choose for this
 fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization of over $10
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value companies (market capitalization in excess of $10 billion). The fund normally invests at least 65% of its total assets in the equity secu-rities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.
2

Key Risks

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

These returns assume payment of applicable sales charges.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the Fund. Investor A Shares were launched in May 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in August 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.


As of 12/31                                     Investors A Shares
--------------------------------------------------------------------------------
A N N U A L  T O T A L  R E T U R N S
--------------------------------------------------------------------------------

Best Quarter
Q4'98: 15.89%

Worst Quarter
Q3'98: -14.19%

                                 [BAR CHART]

              93           94          95       96         97      98
             -----        -----       -----    -----      -----    ----
             17.84        0.73        34.31    23.81      28.02     9.97



As of 12/31/98
--------------------------------------------------------------------------------
A V E R A G E  A N N U A L  T O T A L  R E T U R N S
--------------------------------------------------------------------------------
                                                          Since       Inception
                         1 Year    3 Years   5 Years     Inception       Date
--------------------------------------------------------------------------------
Large Cap Value: Inv:A    5.05%    18.51%    17.63%      16.45%       04/20/92
Large Cap Value: Inv:B    4.12%    18.03%    17.70%      16.86%       04/20/92
Large Cap Value: Inv:C    7.94%    19.44%    18.18%      16.86%       04/20/92
Russell 1000 Value       15.63%    23.89%    20.85%      19.54%        N/A*
--------------------------------------------------------------------------------
These returns assume payment
of applicable sales charges.


*For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.
4

                                                                        Expenses
                                                                        and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory Fees                    .53%     .53%     .53%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses                   .38%     .38%     .38%
Total annual fund operating
 expenses                       1.41%    2.06%    2.06%
Fee waivers and expense
  reimbursements*                .10%      --       --
Net Expenses*                   1.31%    2.06%    2.06%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $577   $867   $1,177  $2,057
B Shares**
   Redemption     $659   $996   $1,308  $2,223***
B Shares
   No Redemption  $209   $646   $1,108  $2,223***
C Shares**
   Redemption     $309   $646   $1,108  $2,390
C Shares
   No Redemption  $209   $646   $1,108  $2,390

  * Reflects imposition of sales charge.

 ** Reflects deduction of CDSC.
*** Based on the conversion of the Investor B Shares to Investor A Shares after eight years.
6

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as manager for the fund since January 1997.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Large Cap Value Equity Portfolio

               (formerly the Value Equity Portfolio)

                                              INVESTOR A                                 INVESTOR B
                                                SHARES                                     SHARES

                                                                                                            For the
                                                                                                            Period
                      Year         Year        Year        Year        Year        Year         Year       1/18/96/1/
                      Ended        Ended       Ended       Ended       Ended       Ended        Ended        through
                     9/30/98      9/30/97     9/30/96     9/30/95     9/30/94     9/30/98      9/30/97      9/30/96

Net asset value
 at
 beginning
 of period           $ 17.52      $ 15.35     $ 13.92     $ 11.62     $ 11.69     $ 17.44      $ 15.32      $13.56
                     -------      -------     -------     -------     -------     -------      -------      ------
Income from
 investment
 operations
 Net investment
  income                0.17         0.23        0.28        0.27        0.23        0.05         0.14        0.13
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      (0.60)        4.69        2.41        2.56        0.15       (0.61)        4.64        1.80
                     -------      -------     -------     -------     -------     -------      -------      ------
  Total from
   investment
   operations          (0.43)        4.92        2.69        2.83        0.38       (0.56)        4.78        1.93
                     -------      -------     -------     -------     -------     -------      -------      ------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.16)       (0.23)      (0.29)      (0.28)      (0.23)      (0.04)       (0.14)      (0.17)
 Distributions
  from net
  realized
  capital gains        (2.25)       (2.52)      (0.97)      (0.25)      (0.22)      (2.25)       (2.52)        - -
                     -------      -------     -------     -------     -------     -------      -------      ------
  Total
   distributions       (2.41)       (2.75)      (1.26)      (0.53)      (0.45)      (2.29)       (2.66)      (0.17)
                     -------      -------     -------     -------     -------     -------      -------      ------
Net asset value
 at end of period    $ 14.68      $ 17.52     $ 15.35     $ 13.92     $ 11.62     $ 14.59      $ 17.44      $15.32
                     =======      =======     =======     =======     =======     =======      =======      ======
Total return           (2.63)%/3/   37.01%/3/   20.52%/3/   25.22%/3/    3.32%/3/   (3.45)%/3/   36.40%/3/   14.26%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $51,151      $47,131     $26,190     $16,910     $10,412     $29,450      $19,773      $3,152
 Ratios of
  expenses to
  average
  net assets
 After advisory/
  administration
  fee waivers           1.27%        1.26%       1.22%       1.11%       1.05%       2.06%        2.00%       1.92%/2/
 Before
  advisory/
  administration
  fee waivers           1.28%        1.33%       1.31%       1.25%       1.21%       2.07%        2.07%       2.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.99%        1.44%       1.93%       2.24%       2.08%       0.20%        0.64%       1.34%/2/
 Before
  advisory/
  administration
  fee waivers           0.98%        1.37%       1.84%       2.10%       1.92%       0.19%        0.57%       1.25%/2/
Portfolio
 turnover rate            33%          37%         60%         12%         11%         33%          37%         60%


                            INVESTOR C
                              SHARES

                                              For the
                                              Period
                     Year         Year       8/16/96/1/
                     Ended        Ended        through
                    9/30/98      9/30/97      9/30/96
Net asset value
 at
 beginning
 of period           $17.44       $15.32       $14.91
                     ------------ ----------- ------------
Income from
 investment
 operations
 Net investment
  income               0.06         0.15         0.02
 Net gain (loss)
  on investments
  (both realized
  and unrealized)     (0.62)        4.63         0.45
                     ------------ ----------- ------------
  Total from
   investment
   operations         (0.56)        4.78         0.47
                     ------------ ----------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income              (0.04)       (0.14)       (0.06)
 Distributions
  from net
  realized
  capital gains       (2.25)       (2.52)         - -
                     ------------ ----------- ------------
  Total
   distributions      (2.29)       (2.66)       (0.06)
                     ------------ ----------- ------------
Net asset value
 at end of period    $14.59       $17.44       $15.32
                     ============ =========== ============
Total return          (3.45)%/3/   35.99%/3/     3.16%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $3,146       $1,428       $  205
 Ratios of
  expenses to
  average
  net assets
 After advisory/
  administration
  fee waivers          2.04%        2.01%        1.80%/2/
 Before
  advisory/
  administration
  fee waivers          2.05%        2.08%        1.88%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          0.22%        0.61%        1.29%/2/
 Before
  advisory/
  administration
  fee waivers          0.21%        0.54%        1.20%/2/
Portfolio
 turnover rate           33%          37%          60%

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
logo         Large Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap growth,
 referring to the type
 of securities the man-
 ager will choose for
 this fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization over $10 bil-
 lion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund sometimes may engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in March 1992, Investor B Shares were launched in January 1996 and Investor C Shares were launched in January 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31                   Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  26.15%

                  Worst Quarter   Q3 '98: -10.06%


                  The bars for 1990-1992 are based upon
                  performance for Institutional Shares
                  of the fund


                           [BAR CHART APPEARS HERE]


      90      91      92      93       94      95      96      97      98
    ------  ------  ------  ------  -------  ------  ------  ------  ------
    -2.05%  26.01%  -1.01%  13.51%  -10.44%  33.89%  19.77%  27.90%  40.65%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
Large Cap Growth; Inv A      34.35%   27.20%    19.80%     15.34%    11/01/89
Large Cap Growth; Inv B      33.30%   26.66%    19.86%     15.63%    11/01/89
Large Cap Growth; Inv C      38.18%   28.17%    20.35%     15.63%    11/01/89
Russell 1000 Growth          38.69%   30.61%    25.70%     19.17%       N/A
--------------------------------------------------------------------------------

Expenses
and Fees


Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

These returns assume payment of applicable sales charges.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                       4.5%     0.0%     0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge                        0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory Fees                  .55%     .55%     .55%
Distribution and service
 (12b-1) fees                  .50%    1.15%    1.15%
Other expenses                 .39%     .39%     .39%
Total annual fund operating
 expenses                     1.44%    2.09%    2.09%
Fee Waivers and Expense
 Reimbursements*               .10%      --       --
Net Expenses*                 1.34%    2.09%    2.09%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year 3 Years 5 Years 10 Years
A Shares*         $580  $  876  $1,193  $2,089
B Shares**
   Redemption     $662  $1,005  $1,324  $2,255***
B Shares
   No Redemption  $212  $  655  $1,124  $2,255***
C Shares**
   Redemption     $312  $  655  $1,124  $2,421
C Shares
   No Redemption  $212  $  655  $1,124  $2,421

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management

The manager of the fund is R. Andrew Damm, who has served as Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment man-ager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a portfolio manager for PNC Bank from 1988 to 1995. He has participated in the management of the portfolio since 1996 and has been designated as manager since September 1997.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Large Cap Growth Equity Portfolio

                                         INVESTOR A                                           INVESTOR B
                                           SHARES                                               SHARES
                                                                                                             For the
                                                                                                              Period
                            Year      Year        Year        Year        Year         Year      Year       1/24/96/1/
                            Ended     Ended       Ended       Ended       Ended        Ended     Ended       through
                           9/30/98   9/30/97     9/30/96     9/30/95     9/30/94      9/30/98   9/30/97      9/30/96
Net asset value at
 beginning of period        $18.91   $ 14.94     $ 13.01     $ 10.16     $11.57        $18.69   $14.86        $13.08
                           -------   -------     -------     -------     ------       -------   ------        ------
Income from
 investment
 operations
 Net investment
  income                     (0.05)     0.01        0.02        0.08       0.02         (0.15)   (0.07)        (0.02)
 Net gain (loss) on
  investments
  (both realized
  and unrealized)             1.84      4.72        2.29        2.87      (1.33)         1.78     4.64          1.80
                           -------   -------     -------     -------     ------       -------   ------        ------
  Total from
   investment
   operations                 1.79      4.73        2.31        2.95      (1.31)         1.63     4.57          1.78
                           -------   -------     -------     -------     ------       -------   ------        ------
Less distributions
 Distributions from
  net investment
  income                       - -     (0.02)        - -       (0.10)       - -           - -      - -           - -
 Distributions from
  net realized
  capital gains              (2.64)    (0.74)       0.38         - -      (0.10)        (2.64)   (0.74)          - -
                           -------   -------     -------     -------     ------       -------   ------        ------
  Total
   distributions             (2.64)    (0.76)       0.38       (0.10)     (0.10)        (2.64)   (0.74)          - -
                           -------   -------     -------     -------     ------       -------   ------        ------
Net asset value at
 end of period              $18.06   $ 18.91     $ 14.94     $ 13.01     $10.16        $17.68   $18.69        $14.86
                           =======   =======     =======     =======     ======       =======   ======        ======
Total return                 11.16%    33.18%/3/   18.18%/3/   29.26%/3/ (11.38)%/3/    10.33%   32.18%/3/     13.61%/3/
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)               $33,340   $25,575     $16,579     $10,034     $5,049       $14,713   $7,919        $2,364
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                 1.33%     1.27%       1.22%       1.11%      1.05%         2.07%    2.01%         1.93%/2/
 Before advisory/
  administration fee
  waivers                     1.33%     1.34%       1.34%       1.29%      1.29%         2.07%    2.08%         2.05%/2/
 Ratios of net
  investment income
  to average
  net assets
 After
  advisory/administration
  fee waivers                (0.30)%    0.07%       0.15%       0.76%      0.29%        (1.03)%  (0.66)%       (0.47)%/2/
 Before advisory/
  administration fee
  waivers                    (0.30)%       0%       0.04%       0.58%      0.05%        (1.03)%  (0.73)%       (0.58)%/2/
Portfolio turnover
 rate                           54%       81%         58%         55%       212%           54%      81%           58%
Net asset value at
 beginning of period       $18.69     $15.23
                           --------- -------------
Income from
 investment
 operations
 Net investment
  income                    (0.15)     (0.03)
 Net gain (loss) on
  investments

                              INVESTOR C
                                SHARES



                                      For the
                                      Period
                            Year     1/24/97/1
                            Ended    / through
                           9/30/98    9/30/97
                          -------    ---------


  (both realized
  and unrealized)            1.78        3.49
                           ---------   --------
  Total from
   investment
   operations                1.63       3.46
                           ---------   ---------
Less distributions
 Distributions from
  net investment
  income                      - -        - -
 Distributions from
  net realized
  capital gains             (2.64)       - -
                           ---------   ----------
  Total
   distributions            (2.64)       - -
                           ---------   ----------
Net asset value at
 end of period             $17.68     $18.69
                           =========  ==========
Total return                10.33%     22.78%/3/
Ratios/Supplemental
 data
 Net assets at end
  of period (in
  thousands)               $1,037     $  207
 Ratios of expenses
  to average net
  assets
 After
  advisory/administration
  fee waivers                2.06%      2.02%/2/
 Before advisory/
  administration fee
  waivers                    2.06%      2.09%/2/
 Ratios of net
  investment income
  to average
  net assets
 After
  advisory/administration
  fee waivers               (1.01)%    (0.66)%/2/
 Before advisory/
  administration fee
  waivers                   (1.01)%    (0.73)%/2/
Portfolio turnover
 rate                          54%        81%

                   ------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Mid-Cap Value Equity Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies (market capitalization between $2 billion and $10 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $10 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Key Risks

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the funds investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.
18

As of 12/31               Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q4 '98:  13.49%

                        Worst Quarter   Q3 '98: -17.36%


                           [BAR CHART APPEARS HERE]


                                97      98
                               -----   -----
                               27.94   -2.01



  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                 Since        Inception
                                      1 Year     Inception    Date
--------------------------------------------------------------------------------
  Mid Cap Value Inv: A              -6.43%        9.36%        12/27/96
--------------------------------------------------------------------------------
  Mid Cap Value Inv: B              -7.06%        9.33%        12/27/96
--------------------------------------------------------------------------------
  Mid Cap Value Inv: A              -3.65%       11.28%        12/27/96
--------------------------------------------------------------------------------
  Russell Mid Cap Value              5.08%       20.18%          N/A*

These returns assume payment of
applicable sales charges.



Expenses
and Fees

* For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders three different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Disrtibution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                       4.5%     0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge                        0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory Fees Service          .80%     .80%     .80%
Distribution and service
 (12b-1) fees                  .50%    1.15%    1.15%
Other expenses                 .47%     .47%     .47%
Total annual fund operating
 expenses                     1.77%    2.42%    2.42%
Fee waivers and expense
 Reimbursements*               .16%     .06%     .06%
Net Expenses*                 1.61%    2.36%    2.36%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.
20

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $606  $  976  $1,352  $2,428
B Shares**
   Redemption     $689  $1,099  $1,485  $2,591***
B Shares
   No Redemption  $239   $ 749  $1,285  $2,591***
C Shares**
   Redemption     $339   $ 749  $1,285  $2,752
C Shares
   No Redemption  $239    $749  $1,285  $2,752

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management

The fund is co-managed by Christian K. Stadlinger and Daniel B. Eagan.

Christian K. Stadlinger has been co-manager of the fund since inception. He has been a Managing Director with BlackRock Financial Management, Inc. (BFM) since July 1996. Prior to joining BFM he was Portfolio Manager and Research Analyst with Morgan Stanley Asset Management.

Daniel B. Eagan has been co-manager of the fund since inception. Mr. Eagan has been a Managing Director with BFM since 1995. He was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Previously, he served as senior research consultant for Mercer Investment Consulting.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instruc-tions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                 Mid-Cap Value Equity Portfolio

                               INVESTOR A                INVESTOR B                 INVESTOR C
                                 SHARES                    SHARES                     SHARES
                                         For the                    For the                    For the
                                          Period                    Period                     Period
                            Year        12/27/96/1    Year        12/27/96/1/    Year        12/27/96/1/
                            Ended       / through     Ended         through      Ended         through
                           9/30/98       9/30/97     9/30/98        9/30/97     9/30/98        9/30/97
Net asset value at
 beginning of period       $12.77         $10.00     $12.78         $10.00      $12.78         $10.00
                           ------         ------     ------         ------      ------         ------
Income from investment
 operations
 Net investment income       0.05           0.07      (0.03)          0.03       (0.02)          0.02
 Net gain (loss) on
  investments
  (both realized
  and unrealized)           (1.81)          2.78      (1.81)          2.79       (1.82)          2.80
                           ------         ------     ------         ------      ------         ------
  Total from investment
   operations               (1.76)          2.85      (1.84)          2.82       (1.84)          2.82
                           ------         ------     ------         ------      ------         ------
Less distributions
 Distributions from net
  investment income         (0.04)         (0.08)       - -          (0.04)        - -          (0.04)
 Distributions from net
  realized capital gains    (0.36)           - -      (0.36)           - -       (0.36)           - -
                           ------         ------     ------         ------      ------         ------
  Total distributions       (0.40)         (0.08)     (0.36)         (0.04)      (0.36)         (0.04)
                           ------         ------     ------         ------      ------         ------
Net asset value at end of
 period                    $10.61         $12.77     $10.58         $12.78      $10.58         $12.78
                           ======         ======     ======         ======      ======         ======
Total return               (14.06)%/3/     28.51%/3/ (14.66)%/3/     28.23%/3/  (14.66)%/3/     28.23%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $3,983         $2,315     $6,375         $2,911      $  259         $   21
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.61%          1.61%/2/   2.35%          2.32%/2/    2.33%          2.33%/2/
 Before
  advisory/administration
  fee waivers                1.67%          1.64%/2/   2.41%          2.36%/2/    2.39%          2.37%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                0.41%          0.77%/2/  (0.33)%         0.04%/2/   (0.28)%         0.13%/2/
 Before
  advisory/administration
  fee waivers                0.35%          0.73%/2/  (0.39)%         0.00%/2/   (0.34)%         0.09%/2/
Portfolio turnover rate        71%            36%        71%            36%         71%            36%

                                 ----------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Mid-Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth revenue is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high
 prices.Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap growth, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $10 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $10 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to
determine their systems' ability to handle Year 2000 prob     -
lems. There is no guarantee, however, that systems will work properly on Janu-ary 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

As of 12/31                     Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q4 '98:  25.41%

                        Worst Quarter   Q3 '98: -14.71%


                           [BAR CHART APPEARS HERE]


                                 97        98
                                ------   ------
                                14.15    21.66


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                         Since        Inception
                                     1 Year            Inception        Date
--------------------------------------------------------------------------------
  Mid Cap Growth: Inv: A             16.13%             15.29%        12/27/96
  Mid Cap Growth: Inv: B             15.40%             15.18%        12/27/96
--------------------------------------------------------------------------------
  Mid Cap Growth: Inv: C             19.59%             17.23%        12/27/96
--------------------------------------------------------------------------------
  Russell Mid Cap Growth             17.87%             18.83%          N/A*



 These returns assume payment of applicable sales charges.


* For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.
26

Expenses and Fees                                                      Expenses
                                                                       and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                       4.5%     0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge                        0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
***  There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Service Fees                      .80%     .80%     .80%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .47%     .47%     .47%
Total annual fund operating
 expenses                        1.77%    2.42%    2.42%
Fee Waivers and Expense
 Reimbursements*                  .16%     .06%     .06%
Net Expenses*                    1.61%    2.36%    2.36%


  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $606  $  967  $1,352  $2,428
B Shares**
   Redemption     $689  $1,099  $1,485  $2,591***
B Shares
   No Redemption  $239  $  749  $1,285  $2,591***
C Shares**
   Redemption     $339  $  749  $1,285  $2,752
C Shares
   No Redemption  $239  $  749  $1,285  $2,752

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle has been a Managing Director with BlackRock Financial Manage-
ment, Inc. since 1995 and an investment man     -
28
ager for PNC Bank since 1986. He has co-managed the fund since its inception.

Thomas Callan has been a Managing Director with BlackRock Financial Management, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since May 1998.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                Mid-Cap Growth Equity Portfolio

                               INVESTOR A                 INVESTOR B                  INVESTOR C
                                 SHARES                     SHARES                      SHARES
                                         For the                     For the                     For the
                                          Period                     Period                      Period
                            Year        12/27/96/1     Year        12/27/96/1/     Year        12/27/96/1/
                            Ended       / through      Ended         through       Ended         through
                           9/30/98       9/30/97      9/30/98        9/30/97      9/30/98        9/30/97
Net asset value at
 beginning of period       $12.14         $10.00      $12.11         $10.00       $12.11         $10.00
                           ------         ------      ------         ------       ------         ------
Income from investment
 operations
 Net investment income      (0.07)         (0.03)      (0.14)         (0.05)       (0.14)         (0.07)
 Net gain (loss) on
  investments
  (both realized
  and unrealized)           (0.95)          2.17       (0.97)          2.16        (0.97)          2.18
                           ------         ------      ------         ------       ------         ------
  Total from investment
   operations               (1.02)          2.14       (1.11)          2.11        (1.11)          2.11
                           ------         ------      ------         ------       ------         ------
Less distributions
 Distributions from net
  investment income           - -            - -         - -            - -          - -            - -
 Distributions from
  capital                   (0.01)           - -       (0.01)           - -        (0.01)           - -
 Distributions from net
  realized capital gains    (0.09)           - -       (0.09)           - -        (0.09)           - -
                           ------         ------      ------         ------       ------         ------
  Total distributions       (0.10)           - -       (0.10)           - -        (0.10)           - -
                           ------         ------      ------         ------       ------         ------
Net asset value at end of
 period                    $11.02         $12.14      $10.90         $12.11       $10.90         $12.11
                           ======         ======      ======         ======       ======         ======
Total return                (8.42)%/3/     21.40%/3/   (9.19)%/3/     21.10%/3/    (9.19)%/3/     21.10%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $4,090         $2,650      $4,088         $2,691         $230         $   85
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.61%          1.59%/2/    2.35%          2.32%/2/     2.34%          2.35%/2/
 Before
  advisory/administration
  fee waivers                1.67%          1.63%/2/    2.41%          2.36%/2/     2.40%          2.39%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers               (0.85)%        (0.73)%/2/  (1.60)%        (1.50)%/2/   (1.56)%        (1.49)%/2/
 Before
  advisory/administration
  fee waivers               (0.91)%        (0.77)%/2/  (1.66)%        (1.54)%/2/   (1.62)%        (1.53)%/2/
Portfolio turnover rate       204%            64%        204%            64%         204%            64%

/1/Commencement of operations of share class.
/2/Annualized.
                                -----------------------------------------------
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Small Cap Value Equity
             Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies (market capitalization under $2 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, common cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization of under $2
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loan securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks                                                             Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.


The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine
their systems' ability to handle Year 2000 prob     -
lems. There is no guarantee, however, that systems will work properly on Janu-ary 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.


The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in October 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.
32

As of 12/31                    Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q2 '98:  18.48%

                        Worst Quarter   Q3 '98: -19.59%


                           [BAR CHART APPEARS HERE]


                 93       94       95       96      97      98
               ------   ------   ------   ------  ------  ------
               18.53%   -0.78%   22.60%   19.34%  35.04%  -6.62%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
  Small Cap Value; Inv A    -10.83%   12.86%    11.82%     14.05%    04/13/92
  Small Cap Value; Inv B    -11.58%   12.40%    11.74%     14.34%    04/13/92
  Small Cap Value; Inv C     -8.32%   13.74%    12.19%     14.34%    04/13/92
  Russell 2000 Value         -6.45%   14.38%    13.12%     15.46%      N/A*
--------------------------------------------------------------------------------


*For comparative purposes, the value of the index on 04/01/92 is used as the beginning value on 04/13/92.


These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and
 maintenance.


Shareholder Fees (Fees paid directly from your investment)

                             A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                       4.5%     0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge                        0.0%     4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                             A Shares B Shares C Shares
Advisory Fees                 .55%     .55%     .55%
Distribution and service
 (12b-1) fees                 .50%     1.15%    1.15%
Other expenses                .40%     .40%     .40%
Total annual fund operating
 expenses                     1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*              .10%     --       --
Net Expenses*                 1.35%    2.10%    2.10%


  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.
34

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $581  $  879  $1,197  $2,099
B Shares**
   Redemption     $663  $1,008  $1,329  $2,265***
B Shares
   No Redemption  $213  $  658  $1,129  $2,265***
C Shares**
   Redemption     $313  $  658  $1,129  $2,431
C Shares
   No Redemption  $213  $  658  $1,129  $2,431

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management

The manager of the fund is Christian K. Stadlinger. He has been a Managing Director with Financial Management, Inc. (BFM) since July 1996. Prior to join-ing BFM he was Portfolio Manager and Research Analyst with Morgan Stanley Asset Management. He has headed the fund's portfolio management team since 1996.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Small Cap Value Equity Portfolio

                                           INVESTOR A
                                             SHARES

                      Year         Year        Year        Year        Year
                      Ended        Ended       Ended       Ended       Ended
                     9/30/98      9/30/97     9/30/96     9/30/95     9/30/94

Net asset value
 at beginning of
 period              $ 20.20      $ 15.97     $ 15.14     $ 13.58     $ 13.07
                     -------      -------     -------     -------     -------
Income from
 investment
 operations
 Net investment
  income                0.06         0.10        0.03         - -       (0.01)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      (3.20)        6.40        1.69        2.17        0.77
                     -------      -------     -------     -------     -------
  Total from
   investment
   operations          (3.14)        6.50        1.72        2.17        0.76
                     -------      -------     -------     -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.06)       (0.10)      (0.02)        - -         - -
 Distributions
  from net
  realized
  capital gains        (2.12)       (2.17)      (0.87)      (0.61)      (0.25)
                     -------      -------     -------     -------     -------
  Total
   distributions       (2.18)       (2.27)      (0.89)      (0.61)      (0.25)
                     -------      -------     -------     -------     -------
Net asset value
 at end of period     $14.88      $ 20.20     $ 15.97       15.14       13.58
                     =======      =======     =======     =======     =======
Total return          (17.43)%/3/   46.85%/3/   12.06%/3/   16.96%/3/    5.93%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $34,286      $34,031     $24,605     $21,563     $16,884
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
 fee waivers            1.32%        1.34%       1.32%       1.18%       1.13%
 Before advisory/
  administration
 fee waivers            1.33%        1.35%       1.33%       1.28%       1.25%
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
 fee waivers            0.32%        0.63%       0.20%       0.00%      (0.11)%
 Before advisory/
  administration
 fee waivers            0.31%        0.62%       0.19%      (0.09)%     (0.23)%
Portfolio
 turnover rate            45%          66%         50%         31%         18%

                                        INVESTOR B                            INVESTOR C
                                          SHARES                                SHARES

                                                            For the                     For the
                                                            Period                      Period
                      Year         Year        Year       10/03/94/1/     Year        10/01/96/1/
                      Ended        Ended       Ended        through       Ended         through
                     9/30/98      9/30/97     9/30/96       9/30/95      9/30/98        9/30/97

Net asset value
 at beginning of
 period              $ 19.86      $ 15.80     $15.06        $13.51       $19.86         $15.76
                     ------------ ----------- ----------- -------------- ------------ --------------
Income from
 investment
 operations
 Net investment
  income               (0.02)        0.08      (0.04)        (0.05)       (0.04)          0.02
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      (3.19)        6.19       1.65          2.21        (3.17)          6.29
                     ------------ ----------- ----------- -------------- ------------ --------------
  Total from
   investment
   operations          (3.21)        6.27       1.61          2.16        (3.21)          6.31
                     ------------ ----------- ----------- -------------- ------------ --------------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -        (0.04)       - -           - -          - -          (0.04)
 Distributions
  from net
  realized
  capital gains        (2.12)       (2.17)     (0.87)        (0.61)       (2.12)         (2.17)
                     ------------ ----------- ----------- -------------- ------------ --------------
  Total
   distributions       (2.12)       (2.21)     (0.87)        (0.61)       (2.12)         (2.21)
                     ------------ ----------- ----------- -------------- ------------ --------------
Net asset value
 at end of period     $14.53      $ 19.86     $15.80         15.06       $14.53         $19.86
                     ============ =========== =========== ============== ============ ==============
Total return          (18.08)%/3/   45.67%/3/  11.34%/3/     16.95%/3/   (18.08)%/3/     46.04%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $20,717      $11,001     $2,357        $1,477       $5,491         $2,109
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
 fee waivers            2.08%        2.07%      2.04%         1.80%/2/     2.08%          2.04%/2/
 Before advisory/
  administration
 fee waivers            2.09%        2.08%      2.05%         1.89%/2/     2.09%          2.05%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
 fee waivers           (0.43)%      (0.15)%    (0.50)%       (0.61)%/2/   (0.42)%        (0.18)%/2/
 Before advisory/
  administration
 fee waivers           (0.44)%      (0.16)%    (0.51)%       (0.70)%/2/   (0.43)%        (0.19)%/2/
Portfolio
 turnover rate            45%          66%        50%           31%          45%            66%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Small Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 pattern of a company
 having an increased
 rate of growth in its
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security such as stock,
 representing ownership
 in a company. Bonds, in
 comparison, are
 referred to as fixed-
 income or debt securi-
 ties because they rep-
 resent indebtedness to
 the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap growth,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with a total
 market capitalization
 of under $2 billion.
 Capitalization refers
 to the market value of
 the company and is cal-
 culated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in pre-ferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to pur-chase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in January 1996 and Investor C Shares were launched in September 1996. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31              Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q4 '98:  25.34%

                        Worst Quarter   Q1 '98: -19.59%


                           [BAR CHART APPEARS HERE]


                     94       95      96       97      98
                    -----   ------   -----    -----   -----
                    5.40%   46.39    31.14    8.65    6.82


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
  Small Cap Growth;Inv A     2.00%    13.28%     17.53%    17.27%     09/15/93
  Small Cap Growth;Inv B     1.20%    12.78%     17.58%    17.55%     09/15/93
--------------------------------------------------------------------------------
  Small Cap Growth;Inv C     4.91%    14.13%     18.06%    17.77%     09/15/93
  Russell 2000 Growth        1.23%     8.35%     10.22%    10.76%     N/A*
--------------------------------------------------------------------------------


*For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The Small Cap Growth Equity Portfolio is closed to new investors, with the exception of investors who purchase through certain PNC Bank departments. The fund will continue to be open to wrap and retirement programs that are already invested in the fund and to certain payroll deduction programs. Shareholders as of August 15, 1998 may make additional investments in current accounts. The fund may re-open to new investors in the future.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

 These returns assume payment of applicable sales charges.
                                                                        Expenses
                                                                        and Fees
40

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                            A Shares B Shares  C Shares
Maximum Front-End Sales
 Charge*                      4.5%     0.0%      0.0%
(as percentage of offering
 price)
Maximum Deferred Sales
 Charge                       0.0%     4.5%**   1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares
Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .40%     .40%     .40%
Total annual fund operating
 expenses                        1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*                  .10%      --       --
Net Expenses*                    1.35%    2.10%    2.10%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.



The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $581  $  879  $1,197  $2,099
B Shares**
   Redemption     $663  $1,008  $1,329  $2,265***
B Shares
   No Redemption  $213  $  658  $1,129  $2,265***
C Shares**
   Redemption     $313  $  658  $1,129  $2,431
C Shares
   No Redemption  $213  $  658  $1,129  $2,431

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle, has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1995 and an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since inception.

Thomas Callan, has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since May 1998.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Small Cap Growth Equity Portfolio

                                          INVESTOR A                                      INVESTOR B
                                            SHARES                                          SHARES

                                                                                                             For the
                                                                                                             Period
                      Year         Year        Year        Year        Year         Year         Year       1/18/96/1/
                      Ended        Ended       Ended       Ended       Ended        Ended        Ended       through
                     9/30/98      9/30/97     9/30/96     9/30/95     9/30/94      9/30/98      9/30/97      9/30/96
Net asset value
 at
 beginning of
 period              $ 23.25      $ 21.69     $ 14.98     $10.12      $10.47       $ 22.89      $ 21.53      $14.87
                     -------      -------     -------     ------      ------       -------      -------      ------
Income from
 investment
 operations
 Net investment
  income               (0.11)       (0.04)      (0.06)     (0.02)        - -         (0.22)       (0.07)      (0.07)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      (4.88)        3.09        6.77       4.88       (0.35)        (4.80)        2.92        6.73
                     -------      -------     -------     ------      ------       -------      -------      ------
  Total from
   investment
   operations          (4.99)        3.05        6.71       4.86       (0.35)        (5.02)        2.85        6.66
                     -------      -------     -------     ------      ------       -------      -------      ------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -          - -         - -        - -         - -           - -          - -         - -
 Distributions
  from capital         (0.02)         - -         - -        - -         - -         (0.02)         - -         - -
 Distributions
  from net
  realized
  capital gains        (1.12)       (1.49)        - -        - -         - -         (1.12)       (1.49)        - -
                     -------      -------     -------     ------      ------       -------      -------      ------
  Total
   distributions       (1.14)       (1.49)        - -        - -         - -         (1.14)       (1.49)        - -
                     -------      -------     -------     ------      ------       -------      -------      ------
Net asset value
 at end of period    $ 17.12      $ 23.25     $ 21.69     $14.98      $10.12       $ 16.73      $ 22.89      $21.53
                     =======      =======     =======     ======      ======       =======      =======      ======
Total return          (22.31)%/3/   15.28%/3/   44.79%/3/  48.02%/3/   (3.33)%/3/   (22.89)%/3/   14.47%/3/   38.27%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $48,190      $57,323     $27,954     $7,348      $1,620       $38,485      $40,270      $6,520
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           1.32%        1.34%       1.33%      1.20%       0.86%         2.07%        2.07%       2.06%/2/
 Before
  advisory/
  administration
  fee waivers           1.32%        1.34%       1.35%      1.33%       1.42%         2.07%        2.07%       2.08%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          (0.61)%      (0.46)%     (0.55)%    (0.24)%      0.07%        (1.36)%      (1.23)%     (1.34)%/2/
 Before
  advisory/
  administration
  fee waivers          (0.61)%      (0.46)%     (0.57)%    (0.36)%     (0.49)%       (1.36)%      (1.23)%     (1.36)%/2/
Portfolio
 turnover rate           159%          82%         89%        74%         89%          159 %         82%         89%

                                 INVESTOR C
                                   SHARES
                                                 For the
                                                  Period
                      Year         Year          9/6/96/1/
                      Ended        Ended         through
                     9/30/98      9/30/97        9/30/96
Net asset value
 at
 beginning of
 period              $ 22.89      $ 21.53      $19.66
                     ------------ ----------- ------------
Income from
 investment
 operations
 Net investment
  income               (0.26)       (0.11)      (0.01)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      (4.76)        2.96        1.88
                     ------------ ----------- ------------
  Total from
   investment
   operations          (5.02)        2.85        1.87
                     ------------ ----------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income                 - -          - -         - -
 Distributions
  from capital         (0.02)         - -         - -
 Distributions
  from net
  realized
  capital gains        (1.12)       (1.49)        - -
                     ------------ ----------- ------------
  Total
   distributions       (1.14)       (1.49)        - -
                     ------------ ----------- ------------
Net asset value
 at end of period    $ 16.73      $ 22.89      $21.53
                     ============ =========== ============
Total return          (22.89)%/3/   14.47%/3/    9.51%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $11,931      $14,106      $  329
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           2.09%        2.07%       1.74%/2/
 Before
  advisory/
  administration
  fee waivers           2.09%        2.07%       1.76%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers          (1.38)%      (1.25)%     (0.93)%/2/
 Before
  advisory/
  administration
  fee waivers          (1.38)%      (1.25)%     (0.95)%/2/
Portfolio
 turnover rate           159 %         82%         89%

/1/Commencement of operations of share class.
/2/Annualized.
             ------------------------------------------------------------------
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       International Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international value,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Morgan Stanley Capital
 International Europe,
 Australia and Far East
 Index (EAFE): An unman-
 aged index comprised of
 a sample of companies
 representative of the
 market structure of the
 following European and
 Pacific Basin coun-
 tries: Australia, Aus-
 tria, Belgium, Denmark,
 Finland, France, Germa-
 ny, Hong Kong, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify invest-ments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would
44
xbe to avoid market losses. However, if market conditions improve, this strat-egy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high-quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks                                                             Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may
be undergoing rapid change and these coun     -
tries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries. The Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) have experienced considerable difficulty recently. In addition, the Jap-anese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.
46

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in December 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

As of 12/31                  Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q4 '98:  17.55%

                        Worst Quarter   Q3 '98: -14.77%

                           [BAR CHART APPEARS HERE]


                  93       94      95      96       97       98
                ------   ------  ------   -----    -----   ------
                36.68%   -0.12%   9.60%   7.98%    4.61%   15.01%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                              Since   Inception
                               1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
  International Equity; Inv A   9.24%    7.27%     6.20%      9.31%    04/27/92
  International Equity; Inv B   8.84%    7.03%     6.24%      9.66%    04/27/92
  International Equity; Inv C  12.87%    8.31%     6.67%      9.66%    04/27/92
  MSCI EAFE                    20.33%    9.31%     9.50%     11.63%      N/A*
--------------------------------------------------------------------------------


*For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/27/92.


These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Shareholder Fees (Fees paid directly from your investment)

                                                   A Shares B Shares C Shares
Maximum Front-End Sales Charge*                         5.0%    0.0%    0.0%
(as percentage of offering price)

Maximum Deferred Sales Charge                           0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                            A Shares B Shares C Shares
Advisory Fees                              .75%     .75%     .75%
Distribution and service (12b- 1)
fees                                       .50%    1.15%    1.15%
Other expenses                             .43%     .43%     .43%
Total annual fund operating
 expenses                                 1.68%    2.33%    2.33%
Fee waivers and expense
 reimbursements*                           .15%     .05%     .05%
Net Expenses*                             1.53%    2.28%    2.28%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year 3 Years 5 Years 10 Years
A Shares*         $648  $  989  $1,354  $2,376
B Shares**
   Redemption     $681  $1,073  $1,441  $2,500***
B Shares
   No Redemption  $231  $  723  $1,241  2,500***
C Shares**
   Redemption     $331  $  723  $1,241  $2,662
C Shares
   No Redemption  $231  $  723  $1,241  $2,662

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management

The fund manager is Gordon Anderson, who has been Managing and Investment Director of BlackRock International, Ltd. since 1996. His previous position was Investment Director at Dunedin Fund Managers Ltd. He has been fund manager since 1996.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                     International Equity Portfolio

                                                 INVESTOR A
                                                   SHARES

                            Year         Year        Year        Year        Year
                            Ended        Ended       Ended       Ended       Ended
                           9/30/98      9/30/97     9/30/96     9/30/95     9/30/94
Net asset value
 at
 beginning of
 period                    $ 14.57      $ 13.36     $ 13.24     $ 13.40     $ 12.47
                           -------      -------     -------     -------     -------
Income from
 investment
 operations
 Net investment
  income                      0.10         0.07        0.14        0.11        0.12
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            (1.20)        1.77        0.81        0.13        1.15
                           -------      -------     -------     -------     -------
  Total from
   investment
   operations                (1.10)        1.84        0.95        0.24        1.27
                           -------      -------     -------     -------     -------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.13)       (0.22)      (0.16)      (0.04)      (0.09)
 Distributions
  from net
  realized
  capital gains              (0.20)       (0.41)      (0.67)      (0.36)      (0.25)
                           -------      -------     -------     -------     -------
  Total
   distributions             (0.33)       (0.63)      (0.83)      (0.40)      (0.34)
                           -------      -------     -------     -------     -------
Net asset value
 at end of period          $ 13.14      $ 14.57     $ 13.36     $ 13.24     $ 13.40
                           =======      =======     =======     =======     =======
Total return                 (7.56)%/3/   14.36%/3/    7.58%/3/    2.00%/3/   10.24%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $26,637      $22,335     $19,842     $17,721     $14,433
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.52%        1.53%       1.53%       1.40%       1.35%
 Before
  advisory/administration
  fee waivers                 1.57%        1.63%       1.64%       1.58%       1.54%
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 0.31%        0.50%       0.45%       0.97%       0.96%
 Before
  advisory/administration
  fee waivers                 0.26%        0.40%       0.34%       0.80%       0.77%
Portfolio
 turnover rate                  57%          62%         70%        105%         37%


                                             INVESTOR B                          INVESTOR C
                                               SHARES                              SHARES

                                                                For the                   For the
                                                                 Period                    Period
                             Year         Year        Year     10/03/94/1/   Year        12/05/96/1/
                             Ended        Ended       Ended     through      Ended        through
                            9/30/98      9/30/97     9/30/96    9/30/95     9/30/98       9/30/97
Net asset value
 at
 beginning of
 period                    $14.38       $13.23      $13.20        $13.35     $14.38         $13.21
                           ------------ ----------- ----------- ------------ ------------ -------------
Income from
 investment
 operations
 Net investment
  income                    (0.01)        0.07        0.08          0.05       0.00           0.15
 Net gain (loss)
  on investments
  (both realized
  and unrealized)           (1.16)        1.66        0.77          0.16      (1.17)          1.19
                           ------------ ----------- ----------- ------------ ------------ -------------
  Total from
   investment
   operations               (1.17)        1.73        0.85          0.21      (1.17)          1.34
                           ------------ ----------- ----------- ------------ ------------ -------------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.07)       (0.17)      (0.15)          - -      (0.07)         (0.17)
 Distributions
  from net
  realized
  capital gains             (0.20)       (0.41)      (0.67)        (0.36)     (0.20)           - -
                           ------------ ----------- ----------- ------------ ------------ -------------
  Total
   distributions            (0.27)       (0.58)      (0.82)        (0.36)     (0.27)         (0.17)
                           ------------ ----------- ----------- ------------ ------------ -------------
Net asset value
 at end of period          $12.94       $14.38      $13.23        $13.20     $12.94         $14.38
                           ============ =========== =========== ============ ============ =============
Total return                (8.19)%/3/   13.63%/3/    6.81%/3/      1.77%/3/  (8.19)%/3/     10.33%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $6,509       $5,850      $2,692        $1,071     $  294         $  155
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.28%        2.27%       2.23%         2.06%/2/   2.27%          2.28%/2/
 Before
  advisory/administration
  fee waivers                2.33%        2.37%       2.34%         2.23%/2/   2.32%          2.38%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers               (0.38)%      (0.22)%     (0.18)%        0.59%/2/  (0.31)%        (0.48)%/2/
 Before
  advisory/administration
  fee waivers               (0.43)%      (0.32)%     (0.29)%        0.41%/2/  (0.36)%        (0.58)%/2/
Portfolio
 turnover rate                 57%          62%         70%          105%        57%            62%

                     ----------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       International Emerging Markets
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, among
 others, China, Colom-
 bia, The Czech Repub-
 lic, Ecuador, Egypt,
 Greece, Hungary, India,
 Indonesia, Israel, Leb-
 anon, Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 emerging markets,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. The fund primarily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions
52
improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks                                                              Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these coun-tries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped signifi-cantly due to economic and political turmoil in many of these countries.

While the portfolio manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may engage in short term trading which could produce greater broker-age costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
54

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in April 1996 and Investor C Shares were launched in March 1997. The actual return of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these older classes. Also, the actual returns of B and C Shares would have been lower compared to Investor A Shares.



As of 12/31                   Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q1 '98:  13.47%

                        Worst Quarter   Q3 '98: -25.60%


                           [BAR CHART APPEARS HERE]


                          95      96      97      98
                       -------  ------  ------  -------
                       -13.11%  11.81%  -9.59%  -36.96%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since    Inception
                                       1 Year    3 Years   Inception     Date
--------------------------------------------------------------------------------
  International Emerging, Inv A        -40.10%   -15.40%   -14.93%     06/17/94
  International Emerging, Inv B        -40.20%   -15.60%   -14.66%     06/17/94
  International Emerging, Inv C        -38.01%   -14.44%   -14.28%     06/17/94
  MSCI EMF                             -25.34%   -11.12%    -7.97%       N/A
--------------------------------------------------------------------------------


*For comparative purposes, the value of the index on 07/01/94 is used as the beginning value on 06/17/94.

 These returns assume payment of applicable sales charges.

                                                              Expenses and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                         5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
56

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares
Advisory Fees                    1.25%    1.25%    1.25%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .68%     .68%     .68%
Total annual fund operating
 expenses                        2.43%    3.08%    3.08%
Fee waivers and expense
 reimbursements*                  .18%     .08%     .08%
Net Expenses*                    2.25%    3.00%    3.00%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $717  $1,203  $1,715  $3,115
B Shares**
   Redemption     $753  $1,293  $1,809  $3,236***
B Shares
   No Redemption  $303  $  943  $1,609  $3,236***
C Shares**
   Redemption     $403  $  943  $1,609  $3,387
C Shares
   No Redemption  $303  $  943  $1,609  $3,387

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the invest-
 ment adviser for
 portfolio management
 services.

 Distribution Fees: A
 method of charging
 distribution-related
 expenses against fund
 assets.

 Other Expenses:
 Include administra-
 tion, transfer agen-
 cy, custody, profes-
 sional fees and
 registration fees.

 Service Fees: Fees
 that are paid to
 BlackRock and/or its
 affiliates for
 shareholder account
 service and mainte-
 nance.

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Director and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   International Emerging Markets Portfolio

                                                INVESTOR A                                        INVESTOR B
                                                  SHARES                                            SHARES

                                                                              For the                                For the
                                                                              Period                                 Period
                            Year         Year        Year        Year        6/17/94/1/     Year         Year       4/25/96/1/
                            Ended        Ended       Ended       Ended         Ended        Ended        Ended       through
                           9/30/98      9/30/97     9/30/96     9/30/95       9/30/94      9/30/98      9/30/97      9/30/96

Net asset value
 at beginning of
 period                    $ 9.60       $ 8.71      $ 8.18      $10.54        $10.00       $ 9.54       $ 8.69        $8.85
                           ------       ------      ------      ------        ------       ------       ------        -----
Income from
 investment
 operations
 Net investment
  income                     0.03        (0.06)       0.02        0.03          0.02        (0.03)       (0.04)         - -
 Net gain (loss)
  on investments
  (both realized
  and unrealized)           (5.13)        0.98        0.52       (2.14)         0.52        (5.07)         .89        (0.16)
                           ------       ------      ------      ------        ------       ------       ------        -----
  Total from
   investment
   operations               (5.10)         .92        0.54       (2.11)         0.54        (5.10)         .85        (0.16)
                           ------       ------      ------      ------        ------       ------       ------        -----
Less
 distributions
 Distributions
  from net
  investment
  income                      - -        (0.03)        - -       (0.05)          - -          - -          - -          - -
 Distribution
  from capital                - -          - -         - -       (0.01)          - -          - -          - -          - -
 Distributions
  from net
  realized
  capital gains             (0.14)         - -       (0.01)      (0.19)          - -        (0.14)         - -          - -
                           ------       ------      ------      ------        ------       ------       ------        -----
  Total
   distributions            (0.14)       (0.03)      (0.01)      (0.25)          - -        (0.14)         - -          - -
                           ------       ------      ------      ------        ------       ------       ------        -----
Net asset value
 at end of period          $ 4.36       $ 9.60      $ 8.71      $ 8.18        $10.54       $ 4.30       $ 9.54        $8.69
                           ======       ======      ======      ======        ======       ======       ======        =====
Total return               (53.79)%/3/   10.51%/3/    6.49%/3/  (20.12)%/3/     5.40%/3/   (54.13)%/3/    9.78%/3/    (1.81)%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $1,835       $4,454      $2,996      $2,563        $2,857       $  733       $1,836        $ 216
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.24%        2.25%       2.26%       2.20%         2.15%/2/     2.98%        2.98%        2.90%/2/
 Before
  advisory/administration
  fee waivers                2.34%        2.34%       2.35%       2.44%         3.13%/2/     3.08%        3.07%        3.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                0.46%       (0.08)%      0.45%       1.54%         0.74%/2/    (0.30)%      (0.80)%       0.17%/2/
 Before
  advisory/administration
  fee waivers                0.36%       (0.18)%      0.35%       1.30%        (0.24)%/2/   (0.40)%      (0.90)%       0.07%/2/
Portfolio
 turnover rate                 37%          33%         44%         75%            4%          37%          33%          44%

                                 INVESTOR C
                                   SHARES

                                          For the
                                          Period
                             Year        3/21/97/1/
                             Ended        through
                            9/30/98       9/30/97
Net asset value
 at beginning of
 period                    $ 9.54         $9.70
                           ------------ ------------
Income from
 investment
 operations
 Net investment
  income                    (0.02)        (0.01)
 Net gain (loss)
  on investments
  (both realized
  and unrealized)           (5.08)        (0.15)
                           ------------ ------------
  Total from
   investment
   operations               (5.10)        (0.16)
                           ------------ ------------
Less
 distributions
 Distributions
  from net
  investment
  income                      - -           - -
 Distribution
  from capital                - -           - -
 Distributions
  from net
  realized
  capital gains             (0.14)          - -
                           ------------ ------------
  Total
   distributions            (0.14)          - -
                           ------------ ------------
Net asset value
 at end of period          $ 4.30         $9.54
                           ============ ============
Total return               (54.13)%/3/    (3.08)%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $   25         $  88
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                2.98%         2.58%/2/
 Before
  advisory/administration
  fee waivers                3.08%         2.67%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers               (0.29)%       (0.27)%/2/
 Before
  advisory/administration
  fee waivers               (0.39)%       (0.37)%/2/
Portfolio
 turnover rate                 37%           33%

                   ------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       International Small Cap Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international small
 cap, referring to the
 type of securities the
 managers will choose
 for this fund.

 Salomon Brothers
 Extended Markets World
 Ex-U.S. Index: An
 unmanaged index com-
 prised of equity secu-
 rities whose issuers
 are located in the fol-
 lowing developed coun-
 tries: Australia, Aus-
 tria, Belgium, Canada,
 Denmark, Finland,
 France, Germany, Hong
 Kong, Ireland, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with total
 market capitalization
 under $1 billion ($1.5
 billion for Japanese
 issuers). Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying by the
 number of shares out-
 standing by the current
 price per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $1 billion, $1.5 billion for Japanese issuers) of foreign issuers in developed countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these compa-nies and normally invests at least 80% of its total assets in equity securi-ties. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and pre-ferred securities.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The fund seeks diversification and at all times must be invested in at least three developed foreign countries. In addition the fund can invest more than 25% of its assets in securities whose issuers are located in Japan or the United Kingdom.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would
60
be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks                                                             Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be more dependent upon a more limited management group than larger capitalized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than compa-rable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or the United Kingdom. These invest-ments would make the fund more dependent upon the political and economic cir-cumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in the U.K. may make the fund's performance more dependent on developments in that country.


The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.
62

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may, from time to time, engage in short term trading which could pro-duce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities market gen-erally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information


The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock mar-ket performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.




As of 12/31               Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q1 '98:  19.91%

                        Worst Quarter   Q3 '98: -19.90%


                           [BAR CHART APPEARS HERE]


                                      98
                                    ------
                                    10.44%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                                                1 Years   Inception    Date
--------------------------------------------------------------------------------
  International Small Cap; Inv A                 4.88%     -0.51%    09/26/97
  International Small Cap; Inv B                 4.66%     -0.45%    09/26/97
  International Small Cap; Inv C                 8.51%      2.81%    09/26/97
  Salomon EMI Ex-U.S.                           12.15%      0.51%      N/A*
--------------------------------------------------------------------------------


*For comparative purposes, the value of the index on 10/01/97 is used as the beginning value on 09/26/97.


These returns assume payment of applicable sales charges.

                                                               Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                         5.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory Fees                   1.00%    1.00%    1.00%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses                  1.24%    1.24%    1.24%
Total annual fund operating
 expenses                       2.74%    3.39%    3.39%
Fee waivers and expense
 reimbursements*                 .94%     .84%     .84%
Net Expenses*                   1.80%    2.55%    2.55%

* BlackRock has contractually agreed to waive or reimburse fees and expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $674  $1,223  $1,798  $3,352
B Shares**
   Redemption     $708  $1,314  $1,893  $3,473***
B Shares
   No Redemption  $258  $  964  $1,693  $3,473***
C Shares**
   Redemption     $358  $  964  $1,693  $3,620
C Shares
   No Redemption  $258  $  964  $1,693  $3,620

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Direc-tor and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                International Small Cap Equity Portfolio

                              INVESTOR A                INVESTOR B                 INVESTOR C
                                SHARES                    SHARES                     SHARES
                                        For the                    For the                   For the
                                        Period                     Period                    Period
                            Year       9/26/97/1      Year        9/26/97/1      Year       9/26/97/1
                            Ended      / through      Ended       / through      Ended      / through
                           9/30/98      9/30/97      9/30/98       9/30/97      9/30/98      9/30/97
Net asset value at
 beginning of period        $9.94       $10.00       $ 9.94        $10.00        $9.94       $10.00
                            -----       ------       ------        ------        -----       ------
Income from investment
 operations
 Net investment income       0.02          - -        (0.05)          - -        (0.04)         - -
 Net gain (loss) on
  investments (both
  realized and
  unrealized)               (0.39)       (0.06)       (0.39)        (0.06)       (0.40)       (0.06)
                            -----       ------       ------        ------        -----       ------
  Total from investment
   operations               (0.37)       (0.06)       (0.44)        (0.06)       (0.44)       (0.06)
                            -----       ------       ------        ------        -----       ------
Less distributions
 Distributions from net
  investment income         (0.03)         - -        (0.02)          - -        (0.02)         - -
 Distributions from net
  realized capital gains      - -          - -          - -           - -          - -          - -
                            -----       ------       ------        ------        -----       ------
  Total distributions       (0.03)         - -        (0.02)          - -        (0.02)         - -
                            -----       ------       ------        ------        -----       ------
Net asset value at end of
 period                     $9.54       $ 9.94       $ 9.48        $ 9.94        $9.48       $ 9.94
                            =====       ======       ======        ======        =====       ======
Total return                (3.98)%/3/   (0.30)%/3/   (4.73)%/3/    (0.30)%/3/   (4.73)%/3/   (0.30)%/3/
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)     $ 849       $  326       $1,725        $  711        $ 423       $  182
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.78%        1.30%/2/     2.53%         1.30%/2/     2.53%        1.30%/2/
 Before
  advisory/administration
  fee waivers                2.63%        1.52%/2/     3.38%         1.52%/2/     3.38%        1.52%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                0.20%        1.44%/2/    (0.54)%        1.58%/2/    (0.54)%       1.44%/2/
 Before
  advisory/administration
  fee waivers               (0.65)%       1.22%/2/    (1.39)%        1.35%/2/    (1.39)%       1.22%/2/
Portfolio turnover rate        76%           0%          76%            0%          76%           0%

                                -----------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Select Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a Company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. Whether screening growth or value stocks, the manager is seeking companies that are currently undervalued. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be
68
used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks                                                              Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in October 1993, Investor B Shares were launched in March 1996 and Investor C Shares were launched in September 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.
70

As of 12/31                 Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                        Best Quarter    Q4 '98:  20.68%

                        Worst Quarter   Q3 '98: -11.45%


                           [BAR CHART APPEARS HERE]


                      94      95      96      97      98
                    ------  ------  ------  ------  ------
                    -1.61%  32.62%  23.29%  30.84%  24.05%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                             Since   Inception
                              1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
  Select; Inv A              18.47%    24.09%    20.42%     19.05%    09/15/93
  Select; Inv B              17.64%    23.67%    20.17%     19.39%    09/15/93
  Select; Inv C              21.95%    25.14%    20.66%     19.62%    09/15/93
  S&P 500                    28.76%    28.39%    24.15%     22.84%      N/A*
--------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.


These returns assume payment of applicable sales charges.


Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.


This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                         4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  *Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 **The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
***There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares
Advisory Fees                     .54%     .54%     .54%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .39%     .39%     .39%
Total annual fund operating
 expenses                        1.43%    2.08%    2.08%
Fee waivers and expense
 reimbursements*                  .10%      --       --
Net expenses*                    1.33%    2.08%    2.08%

 *BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to Blackrock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has con-tractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Fees
 paid by the fund for
 other expenses such as
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $579  $  873  $1,187  $2,078
B Shares**
   Redemption     $661  $1,002  $1,319  $2,244***
B Shares
   No Redemption  $211  $  652  $1,119  $2,244***
C Shares**
   Redemption     $311  $  652  $1,119  $2,410
C Shares
   No Redemption  $211  $  652  $1,119  $2,410

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on conversion of the Investor B Shares to Investor A Shares after eight years.

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as portfolio manager for the fund since January 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Select Equity Portfolio

                                     INVESTOR A                                          INVESTOR B
                                       SHARES                                              SHARES


                                                                      For the                              For the
                                                                       Period                              Period
                      Year        Year        Year        Year       10/13/93/1    Year        Year       3/27/96/1
                      Ended       Ended       Ended       Ended      / through     Ended       Ended      / through
                     9/30/98     9/30/97     9/30/96     9/30/95      9/30/94     9/30/98     9/30/97      9/30/96



Net asset value
 at beginning of
 period              $ 17.50     $ 13.56     $11.88      $ 9.92        $9.96      $ 17.40     $ 13.54      $12.83
                     -------     -------     ------      ------        -----      -------     -------      ------
Income from
 investment
 operations
 Net investment
  income                0.08        0.11       0.15        0.20         0.18        (0.03)       0.05        0.04
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       0.50        5.16       2.07        2.06        (0.03)        0.48        5.07        0.73
                     -------     -------     ------      ------        -----      -------     -------      ------
  Total from
   investment
   operations           0.58        5.27       2.22        2.26         0.15         0.45        5.12        0.77
                     -------     -------     ------      ------        -----      -------     -------      ------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.08)      (0.12)     (0.15)      (0.18)       (0.19)         - -       (0.05)      (0.06)
 Distributions
  from net
  realized
  capital gains        (1.00)      (1.21)     (0.39)      (0.12)         - -        (1.00)      (1.21)        - -
                     -------     -------     ------      ------        -----      -------     -------      ------
  Total
   distributions       (1.08)      (1.33)     (0.54)      (0.30)       (0.19)       (1.00)      (1.26)      (0.06)
                     -------     -------     ------      ------        -----      -------     -------      ------
Net asset value
 at end of period    $ 17.00     $ 17.50     $13.56      $11.88        $9.92      $ 16.85     $ 17.40      $13.54
                     =======     =======     ======      ======        =====      =======     =======      ======
Total return            3.62%/3/   41.95%/3/  19.23%/3/   23.29%/3/     1.54%/3/     2.90%/3/   40.70%/3/    6.58%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $35,359     $18,949     $6,228      $3,808        $ 601      $39,971     $18,345      $1,196
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           1.32%       1.27%      1.21%       1.12%        1.05%/2/     2.07%       2.01%       1.92%/2/
 Before
  advisory/
  administration
  fee waivers           1.32%       1.34%      1.34%       1.30%        1.34%/2/     2.07%       2.08%       2.04%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.44%       0.75%      1.24%       1.91%        1.89%/2/    (0.29)%     (0.02)%      0.59%/2/
 Before
  advisory/
  administration
  fee waivers           0.44%       0.68%      1.11%       1.73%        1.60%/2/    (0.29)%     (0.09)%      0.46%/2/
Portfolio
 turnover rate            27%         29%        55%         51%          88%          27%         29%         55%

 Net asset value
 at beginning of
                               INVESTOR
                               SHARES

                                                      For the
                                                      Period
                             Year        Year        9/27/96/(1)
                             Ended       Ended        through
                             9/30/98     9/30/97      9/30/96
                              $17.40      $13.54       $13.52
period                      ----------- ----------- ------------
Income from
 investment
 operations
 Net investment
  income              (0.02)       0.04          - -
 Net gain (loss)
  on investments
  (both realized
  and unrealized)      0.47        5.08         0.02
                     ----------- ----------- ------------
  Total from
   investment
   operations          0.45        5.12         0.02
                     ----------- ----------- ------------
Less
 distributions
 Distributions
  from net
  investment
  income                - -       (0.05)         - -
 Distributions
  from net
  realized
  capital gains       (1.00)      (1.21)         - -
                     ----------- ----------- ------------
  Total
   distributions      (1.00)      (1.26)         - -
                     ----------- ----------- ------------
Net asset value
 at end of period    $16.85      $17.40       $13.54
                     =========== =========== ============
Total return           2.90%/3/   40.70%/3/     0.15%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $2,450      $  377       $   50
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers          2.06%       2.01%        0.00%/2/
 Before
  advisory/
  administration
  fee waivers          2.06%       2.08%        0.00%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers         (0.30)%     (0.12)%       0.00%/2/
 Before
  advisory/
  administration
  fee waivers         (0.30)%     (0.19)%       0.00%/2/
Portfolio
 turnover rate           27%         29%          55%

               ----------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
(LOGO)       Index Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500 Index using a passive investment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substantially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investments or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn extra income. The fund and the Index Master Portfolio will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Index Investing: An
 investment strategy
 involving the creation
 of a portfolio tailored
 as closely as possible
 to match the composi-
 tion and investment
 performance of a spe-
 cific stock or bond
 market index. Index
 funds offer investors
 diversification among
 securities, low portfo-
 lio turnover and rela-
 tive predictability of
 portfolio composition.
 The Index Master Port-
 folio engages in index
 investing.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

                                                                       Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elim-ination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinar-ily, portfolio securities will not be sold except to reflect additions or dele-tions of the stocks that comprise the S&P 500 Index and, to the extent neces-sary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatves may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund and the Index Master Portfolio hold or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in June 1992, Investor B Shares were launched in February 1996 and Investor C Shares were launched in August 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.


As of 12/31                     Investor A Shares
--------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------

                  Best Quarter    Q4 '98: 21.18%

                  Worst Quarter   Q3 '98: -10.02%


                           [BAR CHART APPEARS HERE]


                    93      94       95      96        97      98
                  ------  ------   ------  ------    ------  ------
                   9.37%   0.44%   36.53%  21.84%    32.27%  28.02%


  As of 12/31/98
--------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
--------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
  Index; Inv A              24.18%    26.02%    22.38%     18.94%    04/20/92
  Index; Inv B              21.28%    24.94%    22.12%     19.11%    04/20/92
  Index; Inv C              25.72%    26.43%    22.61%     19.11%    04/20/92
  S&P 500                   28.76%    28.39%    24.15%     20.58%      N/A*
--------------------------------------------------------------------------------

 These returns assume payment of applicable sales charge.


* For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                         3.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory Fees                   .025%    .025%    .025%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses                  .385%    .385%    .385%
Total annual fund operating
 expenses                        .91%    1.56%    1.56%
Fee waivers and expense
 reimbursements**                .26%     .16%     .16%
Net Expenses**                   .65%    1.40%    1.40%

  * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.


 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $364   $556   $  764  $1,363
B Shares**
   Redemption     $593   $827   $1,035  $1,668***
B Shares
   No Redemption  $143   $477   $  835  $1,668***
C Shares**
   Redemption     $243   $477   $  835  $1,843
C Shares
   No Redemption  $143   $477   $  835  $1,843

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

***Based on the conversion of Investor B Shares to Investor A Shares after eight years.

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

            Index Equity Portfolio

                                            INVESTOR A                                      INVESTOR B
                                              SHARES                                          SHARES


                                                                                                              For the
                                                                                                               Period
                      Year        Year        Year            Year        Year         Year        Year       2/7/96/1/
                      Ended       Ended       Ended           Ended       Ended       Ended        Ended      through
                     9/30/98     9/30/97     9/30/96         9/30/95     9/30/94     9/30/98      9/30/97     9/30/96

Net asset value
 at beginning of
 period              $ 18.32     $ 13.96     $ 13.58         $10.93      $11.02      $  18.22     $ 13.93      $13.20
                     -------     -------     -------         ------      ------      --------     -------      ------
Income from
 investment
 operations
 Net investment
  income                0.18        0.21        0.27           0.34        0.25          0.05        0.13        0.08
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       1.35        5.02        2.09           2.73        0.04          1.34        4.94        0.77
                     -------     -------     -------         ------      ------      --------     -------      ------
  Total from
   investment
   operations           1.53        5.23        2.36           3.07        0.29          1.39        5.07        0.85
                     -------     -------     -------         ------      ------      --------     -------      ------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.17)      (0.19)      (0.28)         (0.30)      (0.27)        (0.05)      (0.10)      (0.12)
 Distributions
  from net
  realized
  capital gains        (0.04)      (0.68)      (1.70)         (0.12)      (0.11)        (0.04)      (0.68)        - -
                     -------     -------     -------         ------      ------      --------     -------      ------
  Total
   distributions       (0.21)      (0.87)      (1.98)         (0.42)      (0.38)        (0.09)      (0.78)      (0.12)
                     -------     -------     -------         ------      ------      --------     -------      ------
Net asset value
 at end of period    $19.64$     $ 18.32     $ 13.96         $13.58      $10.93      $  19.52     $ 18.22      $13.93
                     =======     =======     =======         ======      ======      ========     =======      ======
Total return            8.37%/3/   39.49%/3/   19.31%/3/      28.77%/3/    2.66%/3/      7.63%/3/   38.31%/3/    6.50%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $42,891     $33,934     $12,752         $6,501      $2,632      $109,019     $38,271      $2,904
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.65%       0.65%       0.65%          0.61%       0.55%         1.38%       1.38%       1.38%/2/
 Before
  advisory/
  administration
  fee waivers           0.81%/4/    0.85%/4/    0.97%/4/       0.95%       0.92%         1.54%/4/    1.58%/4/    1.60%/2/,/4/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.92%       1.23%       1.81%          2.44%       2.35%         0.19%       0.45%       0.93%/2/
 Before
  advisory/
  administration
  fee waivers           0.76%       1.03%       1.49%          2.10%       1.98%         0.03%       0.25%       0.71%/2/
Portfolio
 turnover rate           - -/6/      - -/6/       18%/5/,/6/     18%         17%          - -/6/      - -/6/       18%/5/,/6/

                            INVESTOR C
                              SHARES

                                              For the
                                              Period
                      Year        Year       8/14/96/1/
                      Ended       Ended       through
                     9/30/98     9/30/97      9/30/96

Net asset value
 at beginning of
 period              $ 18.22     $ 13.93      $13.47
                     ----------- ----------- ----------------
Income from
 investment
 operations
 Net investment
  income                0.05        0.13        0.02
 Net gain (loss)
  on investments
  (both realized
  and unrealized)       1.34        4.94        0.50
                     ----------- ----------- ----------------
  Total from
   investment
   operations           1.39        5.07        0.52
                     ----------- ----------- ----------------
Less
 distributions
 Distributions
  from net
  investment
  income               (0.05)      (0.10)      (0.06)
 Distributions
  from net
  realized
  capital gains        (0.04)      (0.68)        - -
                     ----------- ----------- ----------------
  Total
   distributions       (0.09)      (0.78)      (0.06)
                     ----------- ----------- ----------------
Net asset value
 at end of period    $ 19.52     $ 18.22      $13.93
                     =========== =========== ================
Total return            7.63%/3/   38.31%/3/    3.90%/3/
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)     $81,529     $19,668      $  432
 Ratios of
  expenses to
  average net
  assets
 After advisory/
  administration
  fee waivers           1.38%       1.38%       1.25%/2/
 Before
  advisory/
  administration
  fee waivers           1.54%/4/    1.58%/4/    1.43%/2/,/4/
 Ratios of net
  investment
  income to
  average net
  assets
 After advisory/
  administration
  fee waivers           0.19%       0.45%       0.71%/2/
 Before
  advisory/
  administration
  fee waivers           0.03%       0.25%       0.53%/2/
Portfolio
 turnover rate           - -/6/      - -/6/       18%/5/,/6/

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

/4/Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06%. For the year ended 9/30/98, 0.07% for the year ended 9/30/97 and 0.07% for the year ended 9/30/96.
/5/For the period from October 1, 1995 through May 31, 1996.
/6/See footnotes to the financial statements of The DFA Investment Trust
  Company for the year ended November 30, 1996 and the period ended September 30, 1997.

             BlackRock
 (LOGO)      Balanced
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Investment Style:
 Refers to the guiding
 principle of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 balanced, both equity
 and fixed income secu-
 rities meaning that the
 managers will choose
 both equity and fixed
 income securities for
 this fund.



Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the com-bination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The equity portion of the fund combines growth and value styles as the manager identifies market opportunities. The strategy of the equity team is to build a core portfolio of strong large cap stocks with sector weights similar to the S&P 500 Index. The portfolio manager will adjust the blend of value/growth stocks based on economic conditions. The fund will invest primarily in common stock, but can also invest in preferred stock and securities convertible into common and preferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

Fixed Income Portion

The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would
82
be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securi-ties in order to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high-quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.


Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

  IMPORTANT DEFINITIONS

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 common
 stocks, most of which
 are listed on the New
 York Stock Exchange.
 The Index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a "growth
 fund" and a "value
 fund" may own the same
 stock. Value stocks are
 companies which appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las. Growth stocks are
 companies whose earn-
 ings growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (60%) and the Lehman Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. The chart and the table both assume reinvestment of dividends and distributions. As with all such invest-ments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in October 1994 and Investor C Shares were launched in December 1996. The
84

Expenses and Fees

actual return of Investor B and C Shares would have been lower compared to Investor B and C Shares.

*For comparative purposes, the values of the indexes on 05/01/90 are used as the beginning values on 05/14/90.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                         4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory Fees                    .55%     .55%     .55%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses                   .42%     .42%     .42%
Total annual fund operating
 expenses                       1.47%    2.12%    2.12%
Fee waivers and expense
 reimbursements*                 .10%      --       --
Net Expenses*                   1.37%    2.12%    2.12%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table for Investor A Shares have been restated to reflect this 12b-1 distribution fee waiver.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.




  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year regarding Investor A Shares discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years
A Shares*         $583  $  885  $1,208   $2,120
B Shares**
   Redemption     $665  $1,014  $1,339   $2,286***
B Shares
   No Redemption  $215  $  664  $1,139   $2,286***
C Shares**
   Redemption     $315  $  664  $1,139   $2,452
C Shares
   No Redemption  $215  $  664  $1,139   $2,452

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.
***Based on the conversion of Investor B Shares to Investor A shares after eight years.

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm, who has served as a Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment manager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a Portfolio Manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. since 1988 and who has served as co-manager of the fund since 1995 and Keith T. Anderson, who has been a Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

             Balanced Portfolio

                                             INVESTOR A
                                               SHARES

                       Year        Year        Year        Year        Year
                       Ended       Ended       Ended       Ended       Ended
                      9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
 Net asset value
  at
  beginning
  of period           $ 18.22     $ 15.10     $ 13.73     $ 11.98     $ 12.42
                      -------     -------     -------     -------     -------
 Income from
  investment
  operations
 Net investment
  income                 0.39        0.39        0.40        0.43        0.32
 Net realized
  gain (loss)
  on investments         1.33        3.68        1.49        1.88       (0.38)
                      -------     -------     -------     -------     -------
  Total from
   investment
   operations            1.72        4.07        1.89        2.31       (0.06)
                      -------     -------     -------     -------     -------
 Less
  distributions
 Distributions
  from net
  investment
  income                (0.36)      (0.43)      (0.39)      (0.42)      (0.32)
 Distributions
  from net
  realized
  capital gains         (1.25)      (0.52)      (0.13)      (0.14)      (0.06)
                      -------     -------     -------     -------     -------
  Total
   distributions        (1.61)      (0.95)      (0.52)      (0.56)      (0.38)
                      -------     -------     -------     -------     -------
 Net asset value
  at end of
  period              $ 18.33     $ 18.22     $ 15.10     $ 13.73     $ 11.98
                      =======     =======     =======     =======     =======
 Total return           10.19%/3/   27.93%/3/   13.98%/3/   19.86%/3/   (0.50)%/3/
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $96,795     $87,202     $71,899     $67,892     $62,307
 Ratios of
  expenses to
  average
  net assets
  After advisory/
   administration
   fee waivers           1.30%       1.24%       1.19%       1.07%       1.05%
  Before
   advisory/
   administration
   fee waivers           1.30%       1.30%       1.30%       1.28%       1.31%
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers           2.13%       2.58%       2.75%       3.38%       2.77%
  Before
   advisory/
   administration
   fee waivers           2.13%       2.52%       2.65%       3.16%       2.51%
 Portfolio
  turnover rate           134%        173%        275%        154%         54%

                                        INVESTOR B                         INVESTOR C
                                          SHARES                             SHARES

                                                          For the                     For the
                                                           Period                     Period
                         Year        Year        Year    10/03/94/1/     Year       12/20/96/1/
                        Ended       Ended       Ended      through       Ended        through
                       9/30/98     9/30/97     9/30/96    9/30/95       9/30/98       9/30/97

 Net asset value
  at
  beginning
  of period           $ 18.13     $ 15.04     $13.69        $11.95     $18.13        $15.62
                      ----------- ----------- ----------- ------------ ----------- -------------
 Income from
  investment
  operations
 Net investment
  income                 0.25        0.31       0.31          0.33       0.24          0.28
 Net realized
  gain (loss)
  on investments         1.31        3.61       1.47          1.93       1.32          2.54
                      ----------- ----------- ----------- ------------ ----------- -------------
  Total from
   investment
   operations            1.56        3.92       1.78          2.26       1.56          2.82
                      ----------- ----------- ----------- ------------ ----------- -------------
 Less
  distributions
 Distributions
  from net
  investment
  income                (0.22)      (0.31)     (0.30)        (0.38)     (0.22)        (0.31)
 Distributions
  from net
  realized
  capital gains         (1.25)      (0.52)     (0.13)        (0.14)     (1.25)          - -
                      ----------- ----------- ----------- ------------ ----------- -------------
  Total
   distributions        (1.47)      (0.83)     (0.43)        (0.52)     (1.47)        (0.31)
                      ----------- ----------- ----------- ------------ ----------- -------------
 Net asset value
  at end of
  period              $ 18.22     $ 18.13     $15.04        $13.69     $18.22        $18.13
                      =========== =========== =========== ============ =========== =============
 Total return            9.40%/3/   26.95%/3/  13.14%/3/     19.38%/3/   9.40%/3/     23.95%/3/
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $46,303     $23,455     $7,333        $3,124     $  699        $   87
 Ratios of
  expenses to
  average
  net assets
  After advisory/
   administration
   fee waivers           2.11%       2.05%      1.98%         1.72%/2/   1.92%         2.03%/2/
  Before
   advisory/
   administration
   fee waivers           2.11%       2.11%      2.09%         1.94%/2/   1.92%         2.09%/2/
 Ratios of net
  investment
  income
  to average net
  assets
  After advisory/
   administration
   fee waivers           1.30%       1.78%      1.99%         2.71%/2/   1.46%         1.90%/2/
  Before
   advisory/
   administration
   fee waivers           1.30%       1.72%      1.88%         2.49%/2/   1.46%         1.84%/2/
 Portfolio
  turnover rate           134%        173%       275%          154%       134%          173%

             ------------------------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
 (LOGO)      Micro-Cap Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Earnings Visibility:
 Earnings visibility
 means positive earnings
 in the foreseeable
 future (generally
 defined as 2-3 years).
 Earnings growth poten-
 tial means the rate of
 earnings growth of
 which a company is
 capable. Earnings
 growth visibility of
 20% or more means earn-
 ings are forecasted to
 grow at a rate of 20%
 or higher in the fore-
 seeable future.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idend yields and sell
 at relatively high
 prices in relation to
 their earnings and book
 value. Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 micro-cap, referring to
 the type of securities
 the manager will choose
 for this fund.

 Micro-Cap Companies:
 This asset class con-
 tains the smallest cap-
 italized companies. The
 fund defines a "micro-
 cap" company as one
 with total capitaliza-
 tion of $25 million to
 $300 million.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $300 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock.

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $300 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks  Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive alloca-tion within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the funds investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.


Expenses and Fees                                             Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front- end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.


Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares
Maximum Front-End Sales
 Charge*                       5.0%     0.0%     0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge  0.0%     4.5%**   1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 101 for complete schedule of CDSCs.)
*** There is no CDSC on C shares after one year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares
Advisory Fees                   1.10%    1.10%    1.10%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses*                 1.70%    1.70%    1.70%
Total annual fund operating
 expenses                       3.30%    3.95%    3.95%
Fee waivers and expense
 reimbursements**               1.38%    1.28%    1.28%
Net expenses**                  1.92%    2.67%    2.67%


 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.




  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.
92

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 Year 3 Years
A Shares*         $685  $1,343
B Shares**
   Redemption     $720  $1,437
B Shares
   No Redemption  $270  $1,087
C Shares**
   Redemption     $370  $1,087
C Shares
   No Redemption  $270  $1,087

  *Reflects imposition of sales charge.
 **Reflects deduction of contingent deferred sales charge.

Fund Management

The Micro-Cap management team is headed by William J. Wykle, Managing Director at BlackRock Financial Management, Inc. since 1995. Mr. Wykle was an investment manager for PNC Bank from 1986 to 1995. He has co-managed this portfolio since inception. Thomas Callan serves as co-manager. He has been a Managing Director with BlackRock Financial Management, Inc. since 1996, prior to which he was an equity analyst for PNC Bank since 1993. He has co-managed this fund since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                              Micro-Cap Equity Portfolio

                                      INVESTOR A    INVESTOR B    INVESTOR C
                                        SHARES        SHARES        SHARES
                                       For the       For the       For the
                                        Period        Period        Period
                                      5/01/98/1/    5/01/98/1/    5/01/98/1/
                                       through       through       through
                                       9/30/98       9/30/98       9/30/98
Net asset value at beginning of
 period                                 $10.00        $10.00        $10.00
                                        ------        ------        ------
Income from investment operations
 Net investment income                   (0.02)        (0.04)        (0.04)
 Net gain (loss) on investments (both
  realized and unrealized)               (0.60)        (0.60)        (0.60)
                                        ------        ------        ------
  Total from investment operations       (0.62)        (0.64)        (0.64)
                                        ------        ------        ------
Less distributions
 Distributions from net investment
  income                                   - -           - -           - -
 Distributions from net realized
  capital gains                            - -           - -           - -
                                        ------        ------        ------
  Total distributions                      - -           - -           - -
                                        ------        ------        ------
Net asset value at end of period        $ 9.38        $ 9.36        $ 9.36
                                        ======        ======        ======
Total return                             (6.20)%/3/    (6.30)%/3/    (6.30)%/3/
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                            $6,100        $8,560        $1,809
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.84%/2/      2.55%/2/      2.53%/2/
 Before advisory/administration fee
  waivers                                 3.17%/2/      3.88%/2/      3.86%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                (0.70)%/2/    (1.44)%/2/    (1.45)%/2/
 Before advisory/administration fee
  waivers                                (2.03)%/2/    (2.77)%/2/    (2.78)%/2/
Portfolio turnover rate                    119%          119%          119%

                              -------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             About Your Investment
(LOGO FOR BLACKROCK)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Buying Shares from a
Registered Investment
Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment

-------------------------------------------------------------------------------
What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

to the transfer agent with your check. Please call (800) 441-7762 for a pur-chase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

-------------------------------------------------------------------------------

Payment for an order must be made by your registered representative in immedi-ately available funds by 4 p.m. (Eastern time) on the third business day fol-lowing PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

-------------------------------------------------------------------------------
How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor B or Investor C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.


BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.

A Shares (Front-End Load)
 .One time sales charge paid at time of purchase
 .Never a charge for redeeming shares
 .Lower ongoing fees
 .Free exchange with other A Shares in BlackRock Funds family
 .Advantage: Makes sense for investors who have long-term investment horizon because ongoing fees are less than for other Investor Share classes. .Disadvantage: You pay sales charge up-front, and therefore you start off own-ing fewer shares.

B Shares (Back-End Load)
 .No front-end sales charge when you buy shares
 .You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years from a high of 4.5%. .Higher ongoing fees than A Shares
 .Free exchange with other B Shares in BlackRock Funds family
 .Automatically convert to A Shares eight years from purchase
 .Advantage: No up-front sales charge so you start off owning more shares. .Disadvantage: You pay higher ongoing fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

C Shares (Level Load)
 .No front-end sales charge when you buy shares
 .Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
 .Higher ongoing fees than A Shares
 .Free exchange with other C Shares in BlackRock Funds family
 .Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon rel-ative to A or B Shares.
 .Disadvantage: You pay higher ongoing fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 8 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

If a shareholder acquiring Investor A Shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

--------------------------------------------------------------------------------
How Much is the Sales Charge?

The tables below show the schedule of front-end sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Purchase of Investor
A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

The following schedule of front-end sales charges and quantity discounts applies to the Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        4.50%           4.71%
  $25,000 but less than
   $50,000                 4.25%           4.44%
  $50,000 but less than
   $100,000                4.00%           4.17%
  $100,000 but less than
   $250,000                3.50%           3.63%
  $250,000 but less than
   $500,000                2.50%           2.56%
  $500,000 but less than
   $1,000,000              1.50%           1.52%
  $1 million or more       0.00%           0.00%

The following schedule of front-end sales charges and quantity discounts applies to the Micro-Cap Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        5.00%           5.26%
  $25,000 but less than
   $50,000                 4.75%           4.99%
  $50,000 but less than
   $100,000                4.50%           4.71%
  $100,000 but less than
   $250,000                4.00%           4.17%
  $250,000 but less than
   $500,000                3.00%           3.09%
  $500,000 but less than
   $1,000,000              2.00%           2.04%
  $1 million or more       0.00%           0.00%

 * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the Index Equity Portfolio.

  AMOUNT OF                SALES CHARGE AS SALES CHARGE AS
  TRANSACTION AT           % OF OFFERING   % OF NET ASSET
  OFFERING PRICE           PRICE*          VALUE*
  Less than $25,000        3.00%           3.09%
  $25,000 but less than
   $50,000                 2.75%           2.83%
  $50,000 but less than
   $100,000                2.50%           2.56%
  $100,000 but less than
   $250,000                2.00%           2.04%
  $250,000 but less than
   $500,000                1.50%           1.52%
  $500,000 but less than
   $1,000,000              1.00%           1.01%
  $1 million or more       0.00%           0.00%

 * There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
Purchase of
Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                         CONTINGENT DEFERRED
                                         SALES CHARGE (AS %
                                         OF DOLLAR AMOUNT
  NUMBER OF YEARS                        SUBJECT TO THE
  ELAPSED SINCE PURCHASE                 CHARGE)
  Up to one year                         4.50%
  More than one but less than two years  4.00%
  More than two but less than three
   years                                 3.50%
  More than three but less than four
   years                                 3.00%
  More than four but less than five
   years                                 2.00%
  More than five but less than six
   years                                 1.00%
  More than six years                    0.00%

--------------------------------------------------------------------------------
Purchase of
Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------
Can the Sales Charge
be Reduced or
Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares.
The following are also ways the sales charge can be reduced or eliminated.
--------------------------------------------------------------------------------
Right of
Accumulation
(Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------
Letter of Intent
(Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

--------------------------------------------------------------------------------

Reinvestment
Privilege
(Investor A Shares)

Upon redeeming Investor A Shares, an investor has a one-time right, for a period of up to 60 days, to reinvest the proceeds in A Shares of another fund without any sales charge. To exercise this right, PFPC must be notified of the rein-vestment in writing at the time of purchase by the purchaser or his or her reg-istered representative. Investors should consult a tax adviser concerning the tax consequences of using this reinvestment privilege.

--------------------------------------------------------------------------------

Quantity Discounts
(Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------
Waiving the Sales
Charge
(Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Waiving the
Contingent Deferred
Sales Charge
(Investor B and
Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges (see page 113) and redemptions made in con-nection with certain retirement plans and in connection with certain share-holder services offered by the Company. For more information on these waivers, please contact PFPC at (800)-441-7762 or see the SAI.

--------------------------------------------------------------------------------
Distribution and
Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. Investor A Shares pay a maxi-mum distribution fee of .10% per year of the average daily net asset value of each fund. Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may enter into arrangements with Service Organiza-tions (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to
 .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In return for that fee, Service Organizations may provide one or more of the following services:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Investor Shares beneficially owned by cus-tomers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Investor Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Master-Feeder
Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

portfolio of securities, invests all of its assets in the Index Master Portfo-lio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

--------------------------------------------------------------------------------
How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907. You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeem-ing Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeem-ing, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date to make sure that the check has cleared.

-------------------------------------------------------------------------------
Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

for any charges imposed by your bank for this service. Once authorization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the sharehold-er's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Company may alter the terms of or terminate this expe-dited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

-------------------------------------------------------------------------------
The Company's
Rights

The Company may:

  .Suspend the right of redemption
  .Postpone date of payment upon redemption
  .Redeem shares involuntarily
  .Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

-------------------------------------------------------------------------------
Accounts with
Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

-------------------------------------------------------------------------------
Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Avenue, New York, New York 10154, acts as sub-adviser to the Company, as does BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimen-sional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 1998, DFA had over $26 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.54%
  Mid-Cap Value Equity            0.76%
  Mid-Cap Growth Equity           0.76%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.54%
  International Equity            0.70%
  International Small Cap Equity  0.28%
  International Emerging Markets  1.16%
  Select Equity                   0.54%
  Balanced                        0.55%

For the fiscal year ended November 30, 1998, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The maximum annual advisory fees that can be paid to BlackRock (as a percent-age of average daily net assets) are as follows:

Maximum Annual Contractual Advisory Fee Rate for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .550%
  $1 billion-$2 billion  .500%
  $2 billion-$3 billion  .475%
  more than $3 billion   .450%

  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds except the
 Index Equity, Interna-
 tional Equity, Interna-
 tional Emerging Markets
 and International Small
 Cap Equity Portfolios
 is BlackRock Financial
 Management, Inc. The
 sub-adviser for the
 International Equity,
 International Emerging
 Markets and Interna-
 tional Small Cap Equity
 Portfolios is BlackRock
 International, Ltd.
081

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maximum Annual Contractual Advisory Fee Rate for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .800%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $ 3 billion  .625%

Maximum Annual Contractual Advisory Fee Rate for the International Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .750%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $ 3 billion  .650%

Maximum Annual Contractual Advisory Fee Rate for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.250%
  $1 billion-$2 billion  1.200%
  $2 billion-$3 billion  1.155%
  more than $3 billion   1.100%

Maximum Annual Contractual Advisory Fee Rate for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.00%
  $1 billion-$2 billion  .950%
  $2 billion-$3 billion  .900%
  more than $3 billion   .850%

Maximum Annual Contractual Advisory Fee Rate for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.10%
  $1 billion-$2 billion  1.05%
  $2 billion-$3 billion  1.025%
  more than $3 billion   1.00%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under management and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 com-panies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.
-------------------------------------------------------------------------------

Dividends and
Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its dis-tributive share of the income, gains (including capital gains), losses, deduc-tions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

--------------------------------------------------------------------------------
Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in com-puting his taxable income.

Use of the exchange privilege will be treated as a taxable event and may be subject to federal, state and local income tax.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.
121

[logo] Services for Shareholders


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------
Exchange Privilege

BlackRock Funds offers 36 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request. The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

-------------------------------------------------------------------------------
Automatic Investment
Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP
Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

-------------------------------------------------------------------------------
Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as cus-todian. For more information about applications or annual fees, please contact the Distributor at Four Falls Corporate Center, 6th floor, West Conshohocken, PA 19428-2961. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Statements


Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.
--------------------------------------------------------------------------------
Systematic
Withdrawal Plan
(SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, three times a year, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional
Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

Statements

--------------------------------------------------------------------------------

Systematic Withdrawal Plan (SWP)

                      [This page intentionally left blank]

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports
These reports contain additional information about each of the fund's investments, describe the funds' performance, list portfolio holdings and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO]

Equity Portfolios
==============================================================================
S E R V I C E  S H A R E S

BlackRock Funds/SM/ is a mutual fund family with 36 investment portfolios, 13 of which are described in this prospectus.




P R O S P E C T U S

January 28, 1999


[LOGO] BLACKROCK
           FUNDS

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

NOT FDIC-INSURED

May lose value
No bank guarantee

             How to find
         the information
                you need
              About Your
              Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK EQUITY FUNDS
Large Cap Value.............................................................   2
Large Cap Growth............................................................   7
Mid-Cap Value...............................................................  12
Mid-Cap Growth..............................................................  17
Small Cap Value.............................................................  22
Small Cap Growth............................................................  27
International Equity........................................................  32
International Emerging Markets..............................................  38
International Small Cap.....................................................  44
Select Equity...............................................................  51
Index Equity................................................................  56
Balanced....................................................................  61
Micro-Cap...................................................................  67
How to Buy/Sell Shares......................................................  72
Dividends/Distribution/Taxes................................................  81

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Equity Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 13 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
logo         Large Cap Value Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap value, refer-
 ring to the type of
 securities the manager
 will choose for this
 fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as these with capital-
 ization of over $10
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value companies (market capitalization in excess of $10 billion). The fund normally invests at least 65% of its total assets in the equity secu-rities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. The fund can borrow money to buy additional securities.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Key Risks

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  16.00%

                  Worst Quarter   Q3 '98: -14.21%


The bar for 1993 is based upon performance for Institutional Shares of the fund.

                           [BAR CHART APPEARS HERE]


             93       94       95       96      97      98
           ------   ------   ------  ------  ------   ------
           17.89%    0.85%   34.50%  23.77%  28.31%   10.23%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Large Cap Value               10.23%   20.52%   18.89%    17.39%    04/20/92
  Russell 1000 Value            15.63%   23.89%   20.85%    19.54%       N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 05/01/90 is used as the beginning value on 04/20/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .53%
Distribution and service (12b-1) fees     .30%
Other expenses                            .31%
Total annual fund operating expenses     1.14%
Fee waivers and expense  reimbursements    --
Net Expenses*                            1.14%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $116   $362    $628    $1,386

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as manager for the fund since January 1997.
Expenses
and Fees
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Large Cap Value Equity Portfolio


                                   Year       Year      Year      Year      Year
                                  Ended      Ended     Ended     Ended     Ended
                                 9/30/98    9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning of
 period                          $  17.52   $  15.35  $  13.92  $  11.62  $  11.68
                                 --------   --------  --------  --------  --------
Income from investment
 operations
 Net investment income               0.21       0.24      0.32      0.30      0.25
 Net gain (loss) on investments
  (both realized and unrealized)    (0.61)      4.70      2.40      2.55      0.16
                                 --------   --------  --------  --------  --------
  Total from investment
   operations                       (0.40)      4.94      2.72      2.85      0.41
                                 --------   --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income                 (0.18)     (0.25)    (0.32)    (0.30)    (0.25)
 Distributions from net
  realized capital gains            (2.25)     (2.52)    (0.97)    (0.25)    (0.22)
                                 --------   --------  --------  --------  --------
  Total distributions               (2.43)     (2.77)    (1.29)    (0.55)    (0.47)
                                 --------   --------  --------  --------  --------
Net asset value at end of
 period                          $  14.69   $  17.52  $  15.35  $  13.92  $  11.62
                                 ========   ========  ========  ========  ========
Total return                        (2.50)%    37.22%    20.68%    25.40%     3.51%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $387,323   $595,189  $457,283  $170,832  $105,035
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.13%      1.09%     1.05%     0.95%     0.90%
 Before
  advisory/administration fee
  waivers                            1.14%      1.16%     1.14%     1.09%     1.06%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        1.14%      1.62%     2.13%     2.40%     2.24%
 Before
  advisory/administration fee
  waivers                            1.13%      1.55%     2.04%     2.26%     2.08%
Portfolio turnover rate                33%        37%       60%       12%       11%

                                -----------------------------------------------
6

             BlackRock
logo         Large Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 large cap growth,
 referring to the type
 of securities the man-
 ager will choose for
 this fund.

 Large Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization over $10 bil-
 lion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share. Larger com-
 panies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund sometimes may engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.


The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.


                                                                      Key Risks
8

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  26.26%

                  Worst Quarter   Q3 '98: -10.04%


The bars for 1990-1993 are based upon performance for Institutional Shares of the fund.

                           [BAR CHART APPEARS HERE]


    90        91      92       93       94       95       96      97      98
 ------    ------   ------   ------   ------   ------  ------  ------   ------
 -2.05%    26.01%   -1.00%   13.65%  -10.33%   34.12%  23.03%  28.08%   40.90%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Large Cap Value               40.90%   29.38%   21.11%    16.05%    11/01/89
  Russell 1000 Value            38.69%   30.61%   25.70%    19.17%    11/01/89
-------------------------------------------------------------------------------

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

                                                                Expenses
                                                                and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .55%
Distribution and service (12b-1) fees    .30%
Other expenses                           .32%
Total annual fund operating expenses    1.17%
Fee waivers and expense reimbursements    --
Net Expenses*                           1.17%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $119   $372    $644    $1,420


Fund Management

The manager of the fund is R. Andrew Damm, who has served as Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment manager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a portfolio manager for PNC Bank from 1988 to 1995. He has participated in the management of the portfolio since 1996 and has been designated as manager since September 1997.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Large Cap Growth Equity Portfolio

                                 Year       Year      Year     Year     Year
                                Ended      Ended     Ended     Ended    Ended
                               9/30/98    9/30/97   9/30/96   9/30/95  9/30/94
Net asset value at beginning
 of period                     $  18.93   $  14.95  $  13.02  $ 10.18  $ 11.57
                               --------   --------  --------  -------  -------
Income from investment
 operations
 Net investment income            (0.03)      0.04      0.05     0.10     0.03
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                      1.85       4.72      2.28     2.87    (1.32)
                               --------   --------  --------  -------  -------
  Total from investment
   operations                      1.82       4.76      2.33     2.97    (1.29)
                               --------   --------  --------  -------  -------
Less distributions
 Distributions from net
  investment income                 - -      (0.04)    (0.02)   (0.13)     - -
 Distributions from net
  realized capital gains          (2.64)     (0.74)    (0.38)     - -    (0.10)
                               --------   --------  --------  -------  -------
  Total distributions             (2.64)     (0.78)    (0.40)   (0.13)   (0.10)
                               --------   --------  --------  -------  -------
Net asset value at end of
 period                        $  18.11   $  18.93  $  14.95  $ 13.02  $ 10.18
                               ========   ========  ========  =======  =======
Total return                      11.33%     33.38%    18.34%   29.43%  (11.20)%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $187,738   $262,409  $191,023  $76,769  $36,752
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          1.16%      1.10%     1.05%    0.95%    0.90%
 Before
  advisory/administration fee
  waivers                          1.16%      1.17%     1.17%    1.13%    1.14%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                         (0.13)%     0.24%     0.31%    0.91%    0.51%
 Before
  advisory/administration fee
  waivers                         (0.13)%     0.17%     0.20%    0.73%    0.26%
Portfolio turnover rate              54 %       81%       58%      55%     212%

             BlackRock
             Mid-Cap Value Equity Portfolio                                 logo

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies (market capitalization between $2 billion and $10 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $10 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work

Key Risks
properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  13.55%

                  Worst Quarter   Q3 '98: -17.38%


                           [BAR CHART APPEARS HERE]


                                 97      98
                              ------   ------
                              28.19%   -1.81%


  As of 12/31/98
------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
------------------------------------------------------------
                                          Since   Inception
                                1 Year  Inception    Date
------------------------------------------------------------
  Mid Cap Value                 -1.81%   12.11%    12/27/96
  Russell Mid Cap Value          5.08%   20.18%       N/A*
------------------------------------------------------------

* For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

                                                                        Expenses
                                                                        and Fees
14

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .80%
Distribution and service (12b-1) fees     .30%
Other expenses                            .40%
Total annual fund operating expenses     1.50%
Fee waivers and expense reimbursements*   .06%
Net Expenses*                            1.44%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $147   $468    $813    $1,785

Fund Management
The fund is co-managed by Christian K. Stadlinger and Daniel B. Eagan.

Christian K. Stadlinger has been co-manager of the fund since inception. He has been a Managing Director with BlackRock Financial Management, Inc. (BFM) since July 1996. Prior to joining BFM he was Portfolio Manager and Research Analyst with Morgan Stanley Asset Management.

Daniel B. Eagan has been co-manager of the fund since inception. Mr. Eagan has been a Managing Director with BFM since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Previously, he served as senior research consultant for Mercer Investment Consulting.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                         Mid-Cap Value Equity Portfolio


                                                 For the
                                                  Period
                                       Year     12/27/96/1
                                       Ended    / through
                                      9/30/98    9/30/97
Net asset value at beginning of
 period                               $ 12.79    $ 10.00
                                      -------    -------
Income from investment operations
 Net investment income                   0.08       0.07
 Net gain (loss) on investments
  (both realized and unrealized)        (1.82)      2.80
                                      -------    -------
  Total from investment operations      (1.74)      2.87
                                      -------    -------
Less distributions
 Distributions from net investment
  income                                (0.07)     (0.08)
 Distributions from net realized
  capital gains                         (0.36)       - -
                                      -------    -------
  Total distributions                   (0.43)     (0.08)
                                      -------    -------
Net asset value at end of period      $ 10.62    $ 12.79
                                      =======    =======
Total return                           (13.94)%    28.81%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $28,879    $22,757
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                1.44%      1.44%/2/
 Before advisory/administration fee
  waivers                                1.50%      1.48%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                0.60%      0.98%/2/
 Before advisory/administration fee
  waivers                                0.54%      0.94%/2/
Portfolio turnover rate                    71%        36%

                         ------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
16

             BlackRock
logo         Mid-Cap Growth Equity
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $10 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth revenue is
 expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high
 prices.Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial
 formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 mid-cap growth, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Mid-Capitalization Com-
 panies: The fund
 defines these companies
 as those with capital-
 ization of from $2 bil-
 lion to $10 billion,
 which applies to about
 25% of the public U.S.
 equity market. Capital-
 ization refers to the
 market value of the
 company and is calcu-
 lated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.


The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1,


                                                                      Key Risks
18

2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  25.49%

                  Worst Quarter   Q3 '98: -14.66%


                           [BAR CHART APPEARS HERE]


                                 97      98
                              ------   ------
                              14.35%   21.97%


  As of 12/31/98
------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
------------------------------------------------------------
                                          Since   Inception
                                1 Year  Inception    Date
------------------------------------------------------------
  Mid Cap Value                 21.97%   18.21%    12/27/96
  Russell Mid Cap Growth        17.87%   18.83%       N/A*
------------------------------------------------------------

* For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .80%
Distribution and service (12b-1) fees     .30%
Other expenses                            .40%
Total annual fund operating expenses     1.50%
Fee waivers and expense reimbursements*   .06%
Net Expenses*                            1.44%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $147   $468    $813    $1,785

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1995 and an investment manager for PNC Bank since 1986. He has co-managed the fund since its inception.

Thomas Callan has been a Managing Director with BlackRock Financial Management, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since May 1998.
                                                                        Expenses
                                                                        and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                         Mid-Cap Growth Equity Portfolio


                                                   For the
                                                    Period
                                         Year     12/27/96/1
                                         Ended    / through
                                        9/30/98    9/30/97
Net asset value at beginning of period  $ 12.17    $ 10.00
                                        -------    -------
Income from investment operations
 Net investment income                    (0.09)     (0.03)
 Net gain (loss) on investments
  (both realized and unrealized)          (0.92)      2.20
                                        -------    -------
  Total from investment operations        (1.01)      2.17
                                        -------    -------
Less distributions
 Distributions from net investment
  income                                    - -        - -
 Distributions from capital               (0.01)       - -
 Distributions from net realized
  capital gains                           (0.09)       - -
                                        -------    -------
  Total distributions                     (0.10)       - -
                                        -------    -------
Net asset value at end of period        $ 11.06    $ 12.17
                                        =======    =======
Total return                              (8.32)%    21.70%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                            $28,601    $22,984
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                  1.44%      1.44%/2/
 Before advisory/administration fee
  waivers                                  1.50%      1.48%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                 (0.68)%   (0.54)%/2/
 Before advisory/administration fee
  waivers                                 (0.74)%   (0.58)%/2/
Portfolio turnover rate                     204%        64%

                         ------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
             Small Cap Value Equity                                         logo
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies (market capitalization under $2 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.
  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap value, refer-
 ring to the type of
 securities the managers
 will choose for this
 fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with capital-
 ization of under $2
 billion. Capitalization
 refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loan securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work


Key Risks
properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '97:  18.44%

                  Worst Quarter   Q2 '97: -19.56%

The bar for 1993 is based upon performance for Institutional Shares of the Fund.

                           [BAR CHART APPEARS HERE]


              93       94       95       96      97      98
            ------   ------   ------  ------  ------   ------
            18.57%   -0.64%   22.74%  19.56%  35.21%   -6.50%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Small Cap Value               -6.50%   14.76%   13.01%    14.96%    04/13/92
  Russell 2000 Value            -6.45%   14.38%   13.12%    15.46%      N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 04/01/92 is used as the beginning value on 04/13/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .55%
Distribution and service (12b-1) fees    .30%
Other expenses                           .33%
Total annual fund operating expenses    1.18%
Fee waivers and expense reimbursements    --
Net Expenses*                           1.18%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay theses waivers and reimbursements to BlackRock in the following two years if the repayment can be made within theses expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $120   $375    $649    $1,432

Fund Management

The manager of the fund is Christian K. Stadlinger. He has been a Managing Director with BlackRock Financial Management, Inc. (BFM) since July 1996. Prior to joining BFM, he was portfolio manager and Research Analyst with Morgan Stan-ley Asset Management. He has headed the fund's portfolio management team since 1996.
Expenses
and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Small Cap Value Equity Portfolio

                                   Year       Year     Year     Year     Year
                                   Ended     ended     ended    Ended    Ended
                                  9/30/98   9/30/97   9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                           $ 20.20   $  15.98  $ 15.15  $ 13.59  $ 13.08
                                  -------   --------  -------  -------  -------
Income from investment
 operations
 Net investment income               0.09       0.13     0.06     0.02      - -
 Net gain (loss) on investments
  (both realized and unrealized)    (3.21)      6.39     1.70     2.18     0.77
                                  -------   --------  -------  -------  -------
  Total from investment
   operations                       (3.12)      6.52     1.76     2.20     0.77
                                  -------   --------  -------  -------  -------
Less distributions
 Distributions from net
  investment income                 (0.08)     (0.13)   (0.06)   (0.03)   (0.01)
 Distributions from net realized
  capital gains                     (2.12)     (2.17)   (0.87)   (0.61)   (0.25)
                                  -------   --------  -------  -------  -------
  Total distributions               (2.20)     (2.30)   (0.93)   (0.64)   (0.26)
                                  -------   --------  -------  -------  -------
Net asset value at end of period  $ 14.88   $  20.20  $ 15.98  $ 15.15  $ 13.59
                                  =======   ========  =======  =======  =======
Total return                       (17.33)%    46.95%   12.30%   17.17%    5.96%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $77,893   $122,431  $80,981  $61,313  $45,372
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.17%      1.17%    1.15%    1.02%    0.98%
 Before advisory/administration
  fee waivers                        1.18%      1.18%    1.16%    1.12%    1.10%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                        0.44%      0.79%    0.38%    0.16%    0.03%
 Before advisory/administration
  fee waivers                        0.43%      0.78%    0.37%    0.07%   (0.09)%
Portfolio turnover rate                45%        66%      50%      31%      18%

             BlackRock
logo         Small Cap Growth Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small cap-italization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the poten-tial gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming share-holders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a company's
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed-income or debt
 securities because they
 represent indebtedness
 to the bondholder, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idends and sell at rel-
 atively high prices.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 small cap growth,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with a total
 market capitalization
 of under $2 billion.
 Capitalization refers
 to the market value of
 the company and is cal-
 culated by multiplying
 the number of shares
 outstanding by the cur-
 rent price per share.

loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Key Risks

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  25.39%

                  Worst Quarter   Q4 '98: -19.52%


                           [BAR CHART APPEARS HERE]


                94       95       96      97      98
              ------   ------  ------  ------   ------
               5.61%   46.65%  31.40%   8.79%    6.76%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Small Cap Growth               6.76%   15.13%   18.77%    18.45%    09/15/93
  Russell 2000 Growth            1.23%    8.35%   10.22%    10.76%      N/A*
-------------------------------------------------------------------------------

*For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/95.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The Small Cap Growth Equity Portfolio is closed to new investors, with the exception of investors who purchase through certain PNC Bank departments. The fund will continue to be open to wrap and retirement programs that are already invested in the fund and to certain payroll deduction programs. Shareholders as of August 15, 1998 may make additional investments in current accounts. The fund may re-open to new investors in the future.
                                                                        Expenses
                                                                        and Fees
29

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .55%
Distribution and service (12b-1) fees    .30%
Other expenses                           .33%
Total annual fund operating expenses    1.18%
Fee waivers and expense reimbursements    --
Net Expenses*                           1.18%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $120   $375    $649    $1,432

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle, has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1995 and an investment manager for PNC Bank from 1986 to 1995. He has co-managed the fund since inception.

Thomas Callan, has been a Managing Director with BlackRock Financial Management, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since
May 1998.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Small Cap Growth Equity Portfolio



                             Year       Year       Year      Year      Year
                            Ended      Ended      Ended      Ended     Ended
                           9/30/98    9/30/97    9/30/96    9/30/95   9/30/94
Net asset value at
 beginning of period       $  23.43   $  21.80   $  15.02   $ 10.14   $ 10.47
                           --------   --------   --------   -------   -------
Income from investment
 operations
 Net investment income        (0.14)     (0.03)     (0.06)    (0.01)     0.01
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 (4.91)      3.15       6.84      4.89     (0.34)
                           --------   --------   --------   -------   -------
  Total from investment
   operations                 (5.05)      3.12       6.78      4.88     (0.33)
                           --------   --------   --------   -------   -------
Less distributions
 Distributions from net
  investment income             - -        - -        - -       - -       - -
 Distributions from
  capital                     (0.02)
 Distributions from net
  realized capital gains      (1.12)     (1.49)       - -       - -       - -
                           --------   --------   --------   -------   -------
  Total distributions         (1.14)     (1.49)       - -       - -       - -
                           --------   --------   --------   -------   -------
Net asset value at end of
 period                    $  17.24   $  23.43   $  21.80   $ 15.02   $ 10.14
                           ========   ========   ========   =======   =======
Total return                 (22.40)%    15.54%     45.14%    48.13%    (3.12)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $141,470   $225,089   $158,901   $62,604   $22,648
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.17%      1.17%      1.16%     1.03%     0.71%
 Before
  advisory/administration
  fee waivers                  1.17%      1.17%      1.18%     1.16%     1.27%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 (0.46)%    (0.29)%    (0.38)%   (0.07)%    0.21%
 Before
  advisory/administration
  fee waivers                 (0.46)%    (0.29)%    (0.40)%   (0.20)%   (0.34)%
Portfolio turnover rate         159%        82%        89%       74%       89%

                                -----------------------------------------------

             BlackRock
logo         International Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify invest-ments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international value,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Morgan Stanley Capital
 International Europe,
 Australia and Far East
 Index (EAFE): An unman-
 aged index comprised of
 a sample of companies
 representative of the
 market structure of the
 following European and
 Pacific Basin coun-
 tries: Australia, Aus-
 tria, Belgium, Denmark,
 Finland, France, Germa-
 ny, Hong Kong, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above,
Key Risks
including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries. The Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) have experienced considerable difficulty recently. In addition, the Jap-anese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on
which it relies do not properly process information begin     -
34
ning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  17.46%

                  Worst Quarter   Q4 '98: -14.77%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

                           [BAR CHART APPEARS HERE]


        93      94       95       96      97      98
      ------  ------   ------  ------  ------   ------
      36.75%   0.04%     9.7%   8.14%   4.85%   15.11%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  International Equity          15.11%    9.28%    7.44%    10.27%    04/27/92
  MSCI EAFE                     20.33%    9.31%    9.50%    11.63%      N/A*
-------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/27/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .75%
Distribution and service (12b-1) fees     .30%
Other expenses                            .36%
Total annual fund operating expenses     1.41%
Fee waivers and expense reimbursements*   .05%
Net Expenses*                            1.36%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $138   $441    $766    $1,687

Fund Management

The fund manager is Gordon Anderson, who has been Managing and Investment Director of BlackRock International, Ltd. since 1996. His previous position was Investment Director at Dunedin Fund Managers Ltd. He has been fund manager since 1996.

                                                              Expenses and Fees



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                International Equity Portfolio



                                 Year       Year      Year      Year     Year
                                Ended      Ended     Ended     Ended     Ended
                               9/30/98    9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                     $  14.58   $  13.37  $  13.24  $  13.41  $ 12.47
                               --------   --------  --------  --------  -------
 Income from investment
  operations
 Net investment income             0.02       0.10      0.19      0.11     0.14
 Net realized gain (loss) on
  investments (both realized
  and unrealized)                 (1.09)      1.76      0.78      0.16     1.14
                               --------   --------  --------  --------  -------
  Total from investment
   operations                     (1.07)      1.86      0.97      0.27     1.28
                               --------   --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income               (0.16)     (0.24)    (0.17)    (0.08)   (0.09)
 Distributions from net
  realized capital gains          (0.20)     (0.41)    (0.67)    (0.36)   (0.25)
                               --------   --------  --------  --------  -------
  Total distributions             (0.36)     (0.65)    (0.84)    (0.44)   (0.34)
                               --------   --------  --------  --------  -------
Net asset value at end of
 period                        $  13.15   $  14.58  $  13.37  $  13.24  $ 13.41
                               ========   ========  ========  ========  =======
Total return                      (7.34)%    14.52%     7.71%     2.19%   10.36%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $143,526   $199,939  $161,321  $106,045  $75,174
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          1.36%      1.36%     1.36%     1.25%    1.20%
 Before
  advisory/administration fee
  waivers                          1.41%      1.46%     1.47%     1.42%    1.39%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          0.49%      0.42%     0.71%     1.16%    1.09%
 Before
  advisory/administration fee
  waivers                          0.44%      0.32%     0.60%     0.98%    0.90%
Portfolio turnover rate              57%        62%       70%      105%      37%

                                -----------------------------------------------

             BlackRock
(LOGO)       International Emerging Markets
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. The fund primarily buys in common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

  IMPORTANT DEFINITIONS

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, among
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 emerging markets,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The funds manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above,
Key Risks
including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may engage in short term trading which could produce greater broker-age costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.
40

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '97:  13.57%

                  Worst Quarter   Q3 '98: -25.59%


                           [BAR CHART APPEARS HERE]


                   95       96      97      98
                 ------  ------  ------  -------
                -12.68%  11.94%  -9.33%  -36.81%


  As of 12/31/98
----------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
----------------------------------------------------------------------
                                                    Since   Inception
                                1 Year  3 Years   Inception    Date
----------------------------------------------------------------------
  International Emerging       -36.81%  -13.76%   -13.77%    06/17/94
  MSCI EMF                     -25.34%  -11.12%    -7.97%      N/A*
----------------------------------------------------------------------

* For comparative purposes, the value of the index on 07/01/94 is used as the beginning value on 06/17/94.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.
                                                                     Expenses
                                                                     and Fees

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            1.25%
Distribution and service (12b-1) fees     .30%
Other expenses                            .61%
Total annual fund operating expenses     2.16%
Fee waivers and expense reimbursements*   .08%
Net Expenses*                            2.08%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $211   $668   $1,152  .$2,487

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Direc-tor and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                International Emerging Markets Portfolio

                                                                      For
                                                                   the Period
                             Year      Year      Year     Year     6/17/94/1/
                             Ended     Ended     Ended    Ended     through
                            9/30/98   9/30/97   9/30/96  9/30/95    9/30/94
Net asset value at
 beginning of period        $  9.63   $  8.72   $  8.18  $ 10.55     $10.00
                            -------   -------   -------  -------     ------
Income from investment
 operations
 Net investment income         0.06      0.01      0.04     0.06       0.02
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                 (5.16)     0.93      0.51    (2.15)      0.53
                            -------   -------   -------  -------     ------
  Total from investment
   operations                 (5.10)     0.94      0.55    (2.09)      0.55
                            -------   -------   -------  -------     ------
Less distributions
 Distributions from net
  investment income             - -     (0.03)      - -    (0.08)       - -
 Distributions from capital     - -       - -       - -    (0.01)       - -
 Distributions from net
  realized capital gains      (0.14)      - -     (0.01)   (0.19)       - -
                            -------   -------   -------  -------     ------
  Total distributions         (0.14)     (.03)    (0.01)   (0.28)       - -
                            -------   -------   -------  -------     ------
Net asset value at end of
 period                     $  4.39   $  9.63   $  8.72  $  8.18     $10.55
                            =======   =======   =======  =======     ======
Total return                 (53.62)%   10.74%     6.61%  (19.91)%     5.50%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)     $26,566   $66,064   $37,987  $15,020     $3,505
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  2.06%     2.08%     2.08%    2.06%      2.00%/2/
 Before
  advisory/administration
  fee waivers                  2.16%     2.17%     2.18%    2.30%      2.98%/2/
 Ratios of net investment
  income
  to average net assets
 After
  advisory/administration
  fee waivers                  0.71%     0.09%     0.70%    1.72%      1.10%/2/
 Before
  advisory/administration
  fee waivers                  0.61%    (0.01)%    0.60%    1.48%      0.12%/2/
Portfolio turnover rate          37%       33%       44%      75%         4%

/1/Commencement of operations of share class.
                                -----------------------------------------------
/2/Annualized.

             BlackRock
(LOGO)       International Small Cap Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $1 billion, $1.5 billion for Japanese issuers) of foreign issuers in developed countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these compa-nies and normally invests at least 80% of its total assets in equity securi-ties. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and pre-ferred securities.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The fund seeks diversification and at all times must be invested in at least three developed foreign countries. In addition the fund can invest more than 25% of its assets in securities whose issuers are located in Japan or the United Kingdom.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would

  IMPORTANT DEFINITIONS

 Emerging Market Stocks:
 Stocks issued by compa-
 nies located in coun-
 tries with emerging
 economies or securities
 markets. The list of
 emerging market coun-
 tries includes, amoung
 others: Argentina, Bra-
 zil, Bulgaria, Chile,
 China, Colombia, The
 Czech Republic, Ecua-
 dor, Egypt, Greece,
 Hungary, India, Indone-
 sia, Israel, Lebanon,
 Malaysia, Mexico,
 Morocco, Peru, The
 Philippines, Poland,
 Romania, Russia, South
 Africa, South Korea,
 Taiwan, Thailand, Tuni-
 sia, Turkey, Venezuela,
 Vietnam and Zimbabwe.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 international small
 cap, referring to the
 type of securities the
 managers will choose
 for this fund.

 Salomon Brothers
 Extended Markets World
 Ex-U.S. Index: An
 unmanaged index com-
 prised of equity secu-
 rities whose issuers
 are located in the fol-
 lowing developed coun-
 tries: Australia, Aus-
 tria, Belgium, Canada,
 Denmark, Finland,
 France, Germany, Hong
 Kong, Ireland, Italy,
 Japan, Netherlands, New
 Zealand, Norway, Singa-
 pore, Malaysia, Spain,
 Sweden, Switzerland and
 the U.K.

 Small Capitalization
 Companies: The fund
 defines these companies
 as those with total
 market capitalization
 under $1 billion ($1.5
 billion for Japanese
 issuers). Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying by the
 number of shares out-
 standing by the current
 price per share.

be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and
may be subject to wider price move     -

  IMPORTANT DEFINITIONS

 Value Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Key Risks
ments than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or the United Kingdom. These invest-ments would make the fund more dependent upon the political and economic cir-cumstances of these countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in the U.K. may make the fund's performance more dependent on developments in that country.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities go up while they are on
46
loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may, from time to time, engage in short term trading which could pro-duce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities market generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '98:  20.07%

                  Worst Quarter   Q3 '98: -19.80%


                           [BAR CHART APPEARS HERE]


                                    98
                                  ------
                                  11.23%

  As of 12/31/98
------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
------------------------------------------------------------
                                          Since   Inception
                                1 Year  Inception    Date
------------------------------------------------------------
  International Small Cap       11.23%    4.18%    09/26/97
  Salomon EMI Ex-U.S.           12.15%    0.51%      N/A*
------------------------------------------------------------


* For comparative purposes, the value of the index on 10/01/97 is used as the beginning value on 09/26/97.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
                                                                        Expenses
                                                                        and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            1.00%
Distribution and service (12b-1) fees     .30%
Other expenses                           1.17%
Total annual fund operating expenses     2.47%
Fee waivers and expense reimbursements*   .84%
Net Expenses*                            1.63%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $166   $689   $1,240   $2,743

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Director and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                              International Small Cap Equity Portfolio



                                                  For the
                                                   Period
                                         Year    9/26/97/1/
                                         Ended    through
                                        9/30/98   9/30/97
Net asset value at beginning of period   $9.94     $10.00
                                         -----     ------
Income from investment operations
 Net investment income                    0.02        - -
 Net gain (loss) on investments (both
  realized and unrealized)               (0.35)     (0.06)
                                         -----     ------
  Total from investment operations       (0.33)     (0.06)
Less distributions
 Distributions from net investment
  income                                 (0.05)       - -
 Distributions from net realized
  capital gains                            - -        - -
                                         -----     ------
  Total distributions                    (0.05)       - -
Net asset value at end of period         $9.56     $ 9.94
                                         =====     ======
Total return                             (3.62)%    (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $   5     $   10
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.62%      1.63%/2/
 Before advisory/administration fee
  waivers                                 2.47%      1.86%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                 0.28%      1.42%/2/
 Before advisory/administration fee
  waivers                                (0.57)%     1.19%/2/
Portfolio turnover rate                     76%         0%

/1/Commencement of operations of share class.
/2/Annualized.
50

             BlackRock
             Select Equity                                                (LOGO)
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. Whether screening growth or value stocks, the manager is seeking companies that are currently undervalued. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company such (as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is a
 blend of growth stocks
 and value stocks,
 referring to the type
 of securities the man-
 agers will choose for
 this fund.

 Market Capitalization:
 Refers to the market
 value of the company
 and is calculated by
 multiplying the number
 of shares outstanding
 by the current price
 per share.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a growth
 fund and value fund may
 own the same stock.
 Value stocks are compa-
 nies that appear to the
 manager to be underval-
 ued by the market as
 measured by certain
 financial formulas.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.


                                                                      Key Risks
52

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  20.78%

                  Worst Quarter   Q3 '98: -11.42%


                           [BAR CHART APPEARS HERE]


                94       95       96      97      98
              ------   ------  ------  ------   ------
              -1.49%   32.79%  23.40%  31.11%   24.27%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Select                        24.27%   26.21%   21.33%    20.28%    09/15/93
  S & P 500                     28.76%   28.39%   24.15%    22.84%      N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .54%
Distribution and service (12b-1) fees   .30%
Other expenses                          .32%
Total annual fund operating expenses   1.16%
Fee waivers and expense reimbursements    --
Net expenses*                           1.16%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $118   $368    $638    $1,409

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as portfolio manager for the fund since January 1995.
Expenses and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 fees paid by the fund
 for other expenses such
 as administration,
 transfer agency, custo-
 dy, professional fees
 and registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                              Select Equity Portfolio



                                   Year      Year      Year     Year     Year
                                  Ended     Ended     Ended     Ended    Ended
                                 9/30/98   9/30/97   9/30/96   9/30/95  9/30/94
Net asset value at beginning of
 period                          $  17.50  $  13.56  $  11.88  $  9.92  $  9.97
                                 --------  --------  --------  -------  -------
Income from investment
 operations
 Net investment income               0.12      0.11      0.17     0.22     0.19
 Net gain (loss) on investments
  (both realized and
  unrealized)                        0.48      5.18      2.07     2.05    (0.04)
                                 --------  --------  --------  -------  -------
  Total from investment
   operations                        0.60      5.29      2.24     2.27     0.15
                                 --------  --------  --------  -------  -------
Less distributions
 Distributions from net
  investment income                 (0.10)    (0.14)    (0.17)   (0.19)   (0.20)
 Distributions from net
  realized capital gains            (1.00)    (1.21)    (0.39)   (0.12)     - -
                                 --------  --------  --------  -------  -------
  Total distributions               (1.10)    (1.35)    (0.56)   (0.31)   (0.20)
                                 --------  --------  --------  -------  -------
Net asset value at end of
 period                          $  17.00  $  17.50  $  13.56  $ 11.88  $  9.92
                                 ========  ========  ========  =======  =======
Total return                         3.77%    42.12%    19.43%   23.43%    1.55%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                 $203,754  $174,418  $113,777  $83,705  $49,293
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                        1.16%     1.09%     1.04%    0.95%    0.90%
 Before advisory/administration
  fee waivers                        1.16%     1.16%     1.17%    1.13%    1.18%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                        0.63%     0.93%     1.41%    2.10%    1.96%
 Before advisory/administration
  fee waivers                        0.63%     0.86%     1.28%    1.91%    1.68%
Portfolio turnover rate                27%       29%       55%      51%      88%

             BlackRock
(LOGO)       Index Equity
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500 Index using a passive investment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substantially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investments or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn extra income. The fund and the Index Master Portfolio will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

  IMPORTANT DEFINITIONS

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Index Investing: An
 investment strategy
 involving the creation
 of a portfolio tailored
 as closely as possible
 to match the composi-
 tion and investment
 performance of a spe-
 cific stock or bond
 market index. Index
 funds offer investors
 diversification among
 securities, low portfo-
 lio turnover and rela-
 tive predictability of
 portfolio composition.
 The Index Master Port-
 folio engages in index
 investing.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 stocks,
 most of which are
 listed on the New York
 Stock Exchange. The
 index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elim-ination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinar-ily, portfolio securities will not be sold except to reflect additions or dele-tions of the stocks that comprise the S&P 500 Index and, to the extent neces-sary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the values of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the funds investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund and the Index Master Portfolio hold or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
Key Risks

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Services Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  21.22%

                  Worst Quarter   Q3 '98:  -9.94%

The bar for 1993 is based upon performance for Institutional Shares of the fund.

                           [BAR CHART APPEARS HERE]


                93      94       95       96      97      98
              ------  ------   ------  ------  ------   ------
               9.44%   0.57%   36.70%  21.99%  32.53%   28.15%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Index                         28.15%   27.48%   23.29%    19.61%    04/20/92
  S & P 500                     28.76%   28.39%   24.15%    20.58%      N/A*
-------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
                                                                        Expenses
                                                                        and Fees
58

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*

(Expenses that are deducted from fund assets)

Advisory Fees                             .025%
Distribution and service (12b-1) fees      .30%
Other expenses                            .315%
Total annual fund operating expenses       .64%
Fee waivers and expense reimbursements**   .16%
Net Expenses**                             .48%

 * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $49    $189    $341     $783

Index Master Portfolio Management
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

                           Financial Highlights

                           The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Index Equity Portfolio



                             Year         Year         Year            Year     Year
                            Ended        Ended        Ended            Ended    Ended
                           9/30/98      9/30/97      9/30/96          9/30/95  9/30/94
Net asset value at
 beginning of period       $  18.32     $  13.97     $  13.58         $ 10.93  $ 11.02
                           --------     --------     --------         -------  -------
Income from investment
 operations
 Net investment income         0.22         0.23         0.29            0.35     0.29
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                  1.34         5.01         2.10            2.73     0.02
                           --------     --------     --------         -------  -------
  Total from investment
   operations                  1.56         5.24         2.39            3.08     0.31
                           --------     --------     --------         -------  -------
Less distributions
 Distributions from net
  investment income           (0.20)       (0.21)       (0.30)          (0.31)   (0.29)
 Distributions from net
  realized capital gains      (0.04)       (0.68)       (1.70)          (0.12)   (0.11)
                           --------     --------     --------         -------  -------
  Total distributions         (0.24)       (0.89)       (2.00)          (0.43)   (0.40)
                           --------     --------     --------         -------  -------
Net asset value at end of
 period                    $  19.64     $  18.32     $  13.97         $ 13.58  $ 10.93
                           ========     ========     ========         =======  =======
Total return                   8.54%       39.58%       19.45%          28.99%    2.78%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $233,696     $193,319     $103,080         $61,536  $27,376
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.48%        0.48%        0.48%           0.45%    0.40%
 Before
  advisory/administration
  fee waivers                  0.64%/1/     0.68%/1/     0.80%/1/        0.79%    0.77%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  1.09%        1.41%        1.98%           2.62%    2.49%
 Before
  advisory/administration
  fee waivers                  0.93%        1.21%        1.67%           2.28%    2.12%
Portfolio turnover rate         -- /3/       -- /3/        18%/2/,/3/      18%      17%


/1/Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97 and 0.12% for the year ended 9/30/96.

/2/For the period from October 1, 1995 through May 31, 1996.

/3/See footnotes to the financial statements of The DFA Investment Trust for the year ended November 30, 1996 and the period ended September 30, 1997 and September 30, 1998.
60

             BlackRock
[LOGO]       Balanced
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the com-bination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The equity portion of the fund combines growth and value styles as the manager identifies market opportunities. The strategy of the equity team is to build a core portfolio of strong large cap stocks with sector weights similar to the S&P 500 Index. The portfolio manager will adjust the blend of value/growth stocks based on economic conditions. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

Fixed Income Portion

The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debtsecurities.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Investment Style:
 Refers to the guiding
 principle of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 balanced, meaning that
 the managers will
 choose both equity and
 fixed income securities
 for this fund.

 Large Capitalization
 Companies: Capitaliza-
 tion refers to the mar-
 ket value of the com-
 pany and is calculated
 by multiplying the num-
 ber of shares outstand-
 ing by the current
 price per share. Larger
 companies may be more
 likely to have the
 staying power to get
 them through all eco-
 nomic cycles; however,
 their size may also
 make them less flexible
 and innovative than
 smaller companies.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.


Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short period of time.

  IMPORTANT DEFINITIONS

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 S&P 500 Index: The
 Standard & Poor's Com-
 posite Stock Price
 Index, an unmanaged
 index of 500 common
 stocks, most of which
 are listed on the New
 York Stock Exchange.
 The Index is heavily
 weighted toward stocks
 with large market capi-
 talization and repre-
 sents approximately
 two-thirds of the total
 market value of all
 domestic common stocks.

 Sector: All stocks are
 classified into a cate-
 gory or sector such as
 utilities, consumer
 services, basic materi-
 als, capital equipment,
 consumer cyclicals,
 energy, consumer non-
 cyclicals, healthcare,
 technology, transporta-
 tion, finance and cash.


 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

 Value and Growth Compa-
 nies: All stocks are
 generally divided into
 the categories of
 "growth" or "value,"
 although there are
 times when a "growth
 fund" and a "value
 fund" may own the same
 stock. Value stocks are
 companies which appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las. Growth stocks are
 companies whose earn-
 ings growth potential
 appears to the manager
 to be greater than the
 market in general, and
 whose growth in revenue
 is expected to continue
 for an extended period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (60%) and the Lehman Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Investor A Shares of the fund.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q4 '98:  13.25%

                  Worst Quarter   Q3 '98:  -4.83%


The bars for 1991-1993 are based upon performance for Investor A Shares of the Fund.

                           [BAR CHART APPEARS HERE]


         91       92       93     94       95       96      97      98
       ------   ------  ------  ------   ------  ------  ------   ------
       22.45%   11.82%  11.72%  -3.39%   27.27%  15.19%  23.47%   21.58%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Balanced                      21.58%   20.03%   16.29%    14.62%    05/14/90
  S & P 500                     28.76%   28.39%   24.15%    19.14%      N/A*
  60% S & P 500/40% Leh. Ag.    20.73%   19.95%   17.40%    15.49%      N/A*
-------------------------------------------------------------------------------

* For comparative purposes, the value of the indexes on 05/01/90 are used as the beginning values on 05/14/90.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.
                                                                        Expenses
                                                                        and Fees
64

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .55%
Distribution and service (12b-1) fees    .30%
Other expenses                           .35%
Total annual fund operating expenses    1.20%
Fee waivers and expense reimbursements    --
Net Expenses*                           1.20%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
Service Shares   $122   $381    $660    $1,455

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm who has served as a Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment manager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a portfolio manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Financial Management, Inc. since 1988 and who has served as co-manager of the fund since 1995 and Keith T. Anderson, who has been a Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as co-manager of the fund since 1995.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                  Balanced Portfolio



                                  Year      Year      Year     Year     Year
                                 Ended     Ended     Ended     Ended    Ended
                                9/30/98   9/30/97   9/30/96   9/30/95  9/30/94
Net asset value at beginning
 of period                      $  18.21  $  15.09  $  13.72  $ 11.98  $ 12.42
                                --------  --------  --------  -------  -------
Income from investment
 operations
 Net investment income              0.42      0.45      0.42     0.44     0.34
 Net realized gain (loss) on
  investments (both realized
  and unrealized)                   1.34      3.64      1.49     1.88    (0.38)
                                --------  --------  --------  -------  -------
  Total from investment
   operations                       1.76      4.09      1.91     2.32    (0.04)
                                --------  --------  --------  -------  -------
Less distributions
 Distributions from net
  investment income                (0.38)    (0.45)    (0.41)   (0.44)   (0.34)
 Distributions from net
  realized capital gains           (1.25)    (0.52)    (0.13)   (0.14)   (0.06)
                                --------  --------  --------  -------  -------
  Total distributions              (1.63)    (0.97)    (0.54)   (0.58)   (0.40)
                                --------  --------  --------  -------  -------
Net asset value at end of
 period                         $  18.34  $  18.21  $  15.09  $ 13.72  $ 11.98
                                ========  ========  ========  =======  =======
Total return                       10.43%    28.07%    14.11%   19.94%   (0.36)%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $176,557  $176,232  $134,121  $85,668  $66,024
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       1.20%     1.14%     1.09%    0.94%    0.90%
 Before
  advisory/administration fee
  waivers                           1.20%     1.20%     1.20%    1.16%    1.16%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       2.22%     2.68%     2.87%    3.49%    2.96%
 Before
  advisory/administration fee
  waivers                           2.22%     2.62%     2.76%    3.28%    2.70%
Portfolio turnover rate              134%      173%      275%     154%      54%

             BlackRock
             Micro-Cap Equity                                             (LOGO)
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $300 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock.

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $300 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be

  IMPORTANT DEFINITIONS

 Earnings Growth: The
 increased rate of
 growth in a companies
 earnings per share from
 period to period. Secu-
 rity analysts attempt
 to identify companies
 with earnings growth
 potential because a
 pattern of earnings
 growth generally causes
 share prices to
 increase.

 Earnings Visibility:
 Earnings visibility
 means positive earnings
 in the foreseeable
 future (generally
 defined as 2-3 years).
 Earnings growth poten-
 tial means the rate of
 earnings growth of
 which a company is
 capable. Earnings
 growth visibility of
 20% or more means earn-
 ings are forecasted to
 grow at a rate of 20%
 or higher in the fore-
 seeable future.

 Equity Security: A
 security, such as
 stock, representing
 ownership of a company.
 Bonds, in comparison,
 are referred to as
 fixed income or debt
 securities because they
 represent indebtedness
 to the bondholders, not
 ownership.

 Fundamental Analysis: A
 method of stock market
 analysis that concen-
 trates on "fundamental"
 information about the
 company (such as its
 income statement, bal-
 ance sheet, earnings
 and sales history,
 products and manage-
 ment) to attempt to
 forecast future stock
 value.

 Growth Companies: All
 stocks are generally
 divided into the cate-
 gories of "growth" or
 "value," although there
 are times when a growth
 fund and value fund may
 own the same stock.
 Growth stocks are com-
 panies whose earnings
 growth potential
 appears to the manager
 to be greater than the
 market in general and
 whose growth in revenue
 is expected to continue
 for an extended period.
 These stocks typically
 pay relatively low div-
 idend yields and sell
 at relatively high
 prices in relation to
 their earnings and book
 value. Value stocks are
 companies that appear
 to the manager to be
 undervalued by the mar-
 ket as measured by cer-
 tain financial formu-
 las.

used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive alloca-tion within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security

  IMPORTANT DEFINITIONS

 Investment Style:
 Refers to the guiding
 principles of a mutual
 fund's investment
 choices. The investment
 style of this fund is
 micro-cap, referring to
 the type of securities
 the manager will choose
 for this fund.

 Micro-Cap Companies:
 This asset class con-
 tains the smallest cap-
 italized companies. The
 fund defines a "micro-
 cap" company as one
 with total capitaliza-
 tion of $25 million to
 $300 million.


                                                                      Key Risks
68
or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             1.10%
Distribution and service (12b-1) fees      .30%
Other expenses*                           1.63%
Total annual fund operating expenses      3.03%
Fee waivers and expense reimbursements**  1.28%
Net expenses**                            1.75%

 * "Other Expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.
Expenses
and Fees


  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years
Service Shares   $178   $816

Fund Management

The Micro-Cap management team is headed by William J. Wykle, Managing Director at BlackRock Financial Management, Inc. since 1995. Mr. Wykle was an invest-ment manager for PNC Bank from 1986 to 1995. He has co-managed this portfolio since inception. Thomas Callan serves as co-manager. He has been a Managing Director with BlackRock Financial Management, Inc. since 1996, prior to which he was an equity analyst for PNC Bank since 1993. He has co-managed this fund since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                         Micro-Cap  Equity Portfolio



                                            For the
                                             Period
                                           5/01/98/1/
                                            through
                                            9/30/98
Net asset value at beginning of period       $10.00
                                             ------
Income from investment operations
 Net investment income                        (0.02)
 Net gain (loss) on investments (both
  realized and unrealized)                    (0.60)
                                             ------
  Total from investment operations            (0.62)
                                             ------
Less distributions
 Distributions from net investment income       - -
 Distributions from net realized capital
  gains                                         - -
                                             ------
  Total distributions                           - -
                                             ------
Net asset value at end of period             $ 9.38
                                             ======
Total return                                  (6.10)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                                 $   69
 Ratios of expenses to average net assets
 After advisory/administration fee
  waivers                                      1.68%/2/
 Before advisory/administration fee
  waivers                                      3.01%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                     (0.61)%/2/
 Before advisory/administration fee
  waivers                                     (1.94)%/2/
Portfolio turnover rate                         119%

                                         --------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

logo         About Your Investment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally pur-chased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share pur-chases and redemptions will be sent to the institutions. A customer's owner-ship of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

-------------------------------------------------------------------------------

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time) on each day the NYSE is open will

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

-------------------------------------------------------------------------------

Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its sharehold-ers. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (in-cluding PNC Bank and its affiliates). Under these arrangements, Service Orga-
nizations will provide cer     -

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

tain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers.

In return for that fee, Service Organizations may provide one or more of the following services:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the aver-age daily net asset value of Service Shares owned by each Service Organiza-tion's customers, Service Organizations may provide one or more of these addi-tional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Company's dis-tributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Service Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees
74

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company deter-mines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

--------------------------------------------------------------------------------

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custo-dian is open for business. The funds reserve the right to wire redemption pro-ceeds within seven days after receiving a redemption order if, in the judge-ment of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption serv-ices. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC, P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capi-tal Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same
76

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

The Company's Rights

The Company may:

    o Suspend the right of redemption

    o Postpone date of payment upon redemption

    o Redeem shares involuntarily

    o Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

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-------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the Company, as does BlackRock International, Ltd. (BIL), an affil-iate of BlackRock located at 7 Castle Street, Edinburgh, Scotland EH2 3AH. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May
1981 and provides investment management services to institutional investors.
As of November 30, 1998, DFA had over $26 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.54%
  Mid-Cap Value Equity            0.76%
  Mid-Cap Growth Equity           0.76%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.54%
  International Equity            0.70%
  International Small Cap Equity  0.28%
  International Emerging Markets  1.16%
  Select Equity                   0.54%
  Balanced                        0.55%

For the fiscal year ended November 30, 1998, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The maximum annual advisory fees that can be paid to BlackRock (as a percent-age of average daily net assets) are as follows:

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Maximum Annual Contractual Advisory Fee Rate for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .550%
  $1 billion-$2 billion  .500%
  $2 billion-$3 billion  .475%
  more than $3 billion   .450%

Maximum Annual Contractual Advisory Fee Rate for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .800%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $ 3 billion  .625%

Maximum Annual Contractual Advisory Fee Rate for the International Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .750%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $ 3 billion  .650%

Maximum Annual Contractual Advisory Fee Rate for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.250%
  $1 billion-$2 billion  1.200%
  $2 billion-$3 billion  1.155%
  more than $3 billion   1.100%

Maximum Annual Contractual Advisory Fee Rate for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.00%
  $1 billion-$2 billion  .950%
  $2 billion-$3 billion  .900%
  more than $3 billion   .850%

  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds except the
 Index Equity, Interna-
 tional Equity, Interna-
 tional Emerging Markets
 and International Small
 Cap Equity Portfolios
 is BlackRock Financial
 Management, Inc. The
 sub-adviser for the
 International Equity,
 International Emerging
 Markets and Interna-
 tional Small Cap Equity
 Portfolios is BlackRock
 International, Ltd.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Maximum Annual Contractual Advisory Fee Rate for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.10%
  $1 billion-$2 billion  1.05%
  $2 billion-$3 billion  1.025%
  more than $3 billion   1.00%

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under management and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If in the following two years the operating expenses of a fund that previously receive a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its dis-tributive share of the income, gains (including capital gains), losses, deduc-tions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholders would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                      [This page intentionally left blank]

For more information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742


[LOGO]   BLACKROCK
             FUNDS

[GRAPHIC APPEARS HERE]

NOT FDIC-INSURED

------------------
May lose value
No bank guarantee
------------------


Equity Portfolios
================================================================================
INSTITUTIONAL SHARES

BlackRock Funds/sm/ is a mutual fund family with 36 investment portfolios, 13 of which are described in this prospectus.





PROSPECTUS

January 28, 1999

[LOGO OF BLACKROCK FUNDS APPEARS HERE]


The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                         How to find
                     the information
                            you need




                          About Your
                          Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK EQUITY FUNDS
Large Cap Value.............................................................   2
Large Cap Growth............................................................   7
Mid-Cap Value...............................................................  12
Mid-Cap Growth..............................................................  17
Small Cap Value.............................................................  22
Small Cap Growth............................................................  27
International Equity........................................................  32
International Emerging Markets..............................................  38
International Small Cap.....................................................  44
Select Equity...............................................................  51
Index Equity................................................................  56
Balanced....................................................................  61
Micro-Cap...................................................................  67
How to Buy/Sell Shares......................................................  72
Dividends/Distribution/Taxes................................................  79

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Equity Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 13 of the BlackRock Equity funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC     BlackRock
 APPEARS     Large Cap Value Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.


 Large Capitalization Companies: The fund defines these companies as those with capitalization of over $10 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization value companies (market capitalization in excess of $10 billion). The fund normally invests at least 65% of its total assets in the equity secu-rities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking large capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $1 billion, emphasizing those companies with market capitaliza-tion over $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. The fund can borrow money to buy additional securities.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Value Index, a recognized unmanaged index of stock market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter             1993     18.00%
Q4 '98: 16.07%           1994      1.10%
                         1995     34.86%
Worst Quarter            1996     24.20%
Q3 '98: -14.15%          1997     28.65%
                         1998     10.48%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                            Since   Inception
                          1 Year    3 Years    5 Years    Inception    Date
--------------------------------------------------------------------------------
Large Cap Value           10.48%    20.86%     19.20%      17.64%    04/20/92
Russell 1000 Value        15.63%    23.89%     20.85%      19.54%      N/A*


 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price. 4

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .53%
Other expenses                          .31%
Total annual fund operating expenses    .84%
Fee waivers and expense reimbursements   --
Net Expenses*                           .84%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $86    $268    $466    $1,037

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as portfolio manager for the fund since January 1997.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Large Cap Value Equity Portfolio

                              Year        Year      Year      Year      Year
                             Ended       Ended     Ended     Ended     Ended
                            9/30/98     9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at begin-
 ning of period            $    17.53   $  15.35  $  13.92  $  11.62  $  11.68
                           ----------   --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.22       0.31      0.35      0.34      0.27
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                   (0.58)      4.69      2.41      2.54      0.16
                           ----------   --------  --------  --------  --------
 Total from investment
  operations                    (0.36)      5.00      2.76      2.88      0.43
                           ----------   --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.23)     (0.30)    (0.36)    (0.33)    (0.27)
 Distributions from net
  realized capital gains        (2.25)     (2.52)    (0.97)    (0.25)    (0.22)
                           ----------   --------  --------  --------  --------
 Total distributions            (2.48)     (2.82)    (1.33)    (0.58)    (0.49)
                           ----------   --------  --------  --------  --------
Net asset value at end of
 period                    $    14.69   $  17.53  $  15.35  $  13.92  $  11.62
                           ==========   ========  ========  ========  ========
Total return                    (2.27)%    37.66%    21.01%    25.73%     3.76%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,841,171   $743,405  $731,024  $508,273  $577,996
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.83%      0.78%     0.75%     0.67%     0.65%
 Before
  advisory/administration
  fee waivers                    0.84%      0.85%     0.84%     0.81%     0.81%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    1.45%      1.94%     2.40%     2.68%     2.44%
 Before
  advisory/administration
  fee waivers                    1.44%      1.87%     2.32%     2.53%     2.28%
Portfolio turnover rate            33%        37%       60%       12%       11%

                                -----------------------------------------------
6

[GRAPHIC     BlackRock
 APPEARS     Large Cap Growth Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies
In pursuit of this goal, the fund manager invests primarily in U.S. large capi-talization growth companies (market capitalization in excess of $10 billion) which he believes have above-average earnings growth potential. The fund nor-mally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $1 billion, emphasizing those companies with market capitalization over $10 billion. The manager uses fundamental anal-ysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

  IMPORTANT DEFINITIONS

 Earnings Growth: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high prices. Value stocks are companies that appear to the manager to be underval-ued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is large cap growth, referring to the type of securities the manager will choose for this fund.


 Large Capitalization Companies: The fund defines these companies as those with capitalization over $10 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the fund manager chooses stocks he believes have above-average earnings growth potential, there is no guarantee that the shares will increase in val-ue.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund sometimes may engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.


The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment advisor, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Insititutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 1000 Growth Index, a recognized unmanaged index of stock market perfor-mance. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indication of future results.


                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter           1990     -2.05%
Q4 '98: 26.28%         1991     26.01%
                       1992     -1.00%
Worst Quarter          1993     13.69%
Q3 '98: -9.93%         1994    -10.07%
                       1995     34.44%
                       1996     20.35%
                       1997     28.42%
                       1998     41.31%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since   Inception
                         1 Year     3 Years     5 Years     Inception    Date
--------------------------------------------------------------------------------
Large Cap Growth         41.31%     29.75%      21.44%       16.23%    11/01/89
Russell 1000 Growth      38.69%     30.61%      25.70%       19.17%      N/A

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .55%
Other Expenses                          .32%
Total annual fund operating expenses    .87%
Fee waivers and expense reimbursements   --
Net Expenses*                           .87%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $89    $278    $482    $1,073

Fund Management

The manager of the fund is R. Andrew Damm, who has served as Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment man-ager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a portfolio manager for PNC Bank from 1988 to 1995. He has participated in the management of the portfolio since 1996 and has been designated as manager since September 1997.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Large Cap Growth Equity Portfolio

                                  Year      Year      Year      Year     Year
                                 Ended     Ended     Ended     Ended     Ended
                                9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                      $  18.92  $  14.96  $  13.03  $  10.19  $ 11.58
                                --------  --------  --------  --------  -------
Income from investment opera-
 tions
 Net investment income              0.03      0.09      0.08      0.13     0.06
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                       1.85      4.72      2.29      2.88    (1.34)
                                --------  --------  --------  --------  -------
  Total from investment opera-
   tions                            1.88      4.81      2.37      3.01    (1.28)
                                --------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income                (0.02)    (0.11)    (0.06)    (0.17)   (0.01)
 Distributions from net real-
  ized capital gains               (2.64)    (0.74)    (0.38)      - -    (0.10)
                                --------  --------  --------  --------  -------
  Total distributions              (2.66)    (0.85)    (0.44)    (0.17)   (0.11)
                                --------  --------  --------  --------  -------
Net asset value at end of
 period                         $  18.14  $  18.92  $  14.96  $  13.03  $ 10.19
                                ========  ========  ========  ========  =======
Total return                       11.76%    33.69%    18.67%    29.88%  (11.14)%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $922,896  $482,851  $481,171  $211,543  $97,834
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.86%     0.79%     0.75%     0.67%    0.65%
 Before
  advisory/administration fee
  waivers                           0.86%     0.86%     0.86%     0.85%    0.89%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       0.18%     0.54%     0.63%     1.20%    0.62%
 Before
  advisory/administration fee
  waivers                           0.18%     0.47%     0.51%     1.01%    0.38%
Portfolio turnover rate               54%       81%       58%       55%     212%

[GRAPHIC     BlackRock
 APPEARS     Mid-Cap Value Equity Portfolio
 HERE]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap value, refer-ring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with capitalization of from $2 billion to $10 billion, which applies to about 25% of the public U.S. equity market. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value,"although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.



Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization value companies (market capitalization between $2 billion and $10 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization above $2 billion, emphasizing those companies with market capitaliza-tion between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's uses of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Value Index, a recognized unmanaged index of stock market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.


                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter         1997     28.57%
Q4 '98: 13.69%       1998     -1.46%

Worst Quarter
Q3 '98: -17.30%

As or 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since    Inception
                                             1 Years     Inception     Date
--------------------------------------------------------------------------------
Mid Cap Value                                -1.46%       12.48%    12/27/96
Russell Mid Cap Value                         5.08%       20.18%      N/A*


 * For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .80%
Other expenses                            .40%
Total annual fund operating expenses     1.20%
Fee waivers and expense reimbursements*   .06%
Net Expenses*                            1.14%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $116   $375    $654    $1,449

Fund Management
The fund is co-managed by Christian K. Stadlinger and Daniel B. Eagan.

Christian K. Stadlinger has been co-manager of the fund since inception. He has been a Managing Director with BlackRock Financial Management, Inc. (BFM) since July 1996. Prior to joining BFM he was Portfolio Manager and Research Analyst with Morgan Stanley Asset Management.

Daniel B. Eagan, has been co-manager of the fund since inception. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Previously, he served as senior research consultant for Mercer Investment Con-sulting.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Mid-Cap Value

                                                  For the
                                                   Period
                                        Year     12/27/96/1/
                                       Ended      through
                                      9/30/98     9/30/97
Net asset value at beginning of
 period                               $  12.80    $  10.00
                                      --------    --------
Income from investment operations
 Net investment income                    0.10        0.10
 Net gain (loss) on investments
  (both realized and unrealized)         (1.81)       2.80
                                      --------    --------
  Total from investment operations       (1.71)       2.90
                                      --------    --------
Less distributions
 Distributions from net investment
  income                                 (0.10)      (0.10)
 Distributions from net realized cap-
  ital gains                             (0.36)        - -
                                      --------    --------
  Total distributions                    (0.46)      (0.10)
                                      --------    --------
Net asset value at end of period      $  10.63    $  12.80
                                      ========    ========
Total return                            (13.68)%     29.11%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $205,634    $106,886
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.14%       1.15%/2/
 Before advisory/administration fee
  waivers                                 1.20%       1.19%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                 0.89%       1.33%/2/
 Before advisory/administration fee
  waivers                                 0.83%       1.29%/2/
Portfolio turnover rate                     71%         36%

/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Mid-Cap Growth Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. mid-capi-talization growth companies (market capitalization between $2 billion and $10 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization above $2 billion, emphasizing those companies with market capitalization between $2 billion and $10 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines meaningfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

 IMPORTANT DEFINITIONS

 Earnings Growth: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth revenue is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high prices. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is mid-cap growth, refer-ring to the type of securities the managers will choose for this fund.

 Mid-Capitalization Companies: The fund defines these companies as those with capitalization of from $2 billion to $10 billion, which applies to about 25% of the public U.S. equity market. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized compa-nies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell Mid Cap Growth Index, a recognized unmanaged index of stock market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter        1997     14.75%
Q4 '98: 25.63%      1998     22.33%

Worst Quarter
Q3 '98: -14.59%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                                                1 Year     Inception    Date
--------------------------------------------------------------------------------
Mid Cap Growth                                  22.33%       18.59%   12/27/96
Russell Mid Cap Growth                          17.87%       18.83%     N/A*

 * For comparative purposes, the value of the index on 01/01/97 is used as the beginning value on 12/27/96.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.


Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .80%
Other expenses                            .40%
Total annual fund operating expenses     1.20%
Fee waivers and expense reimbursements*   .06%
Net Expenses*                            1.14%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $116   $375    $654    $1,449

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1995 and an investment manager for PNC Bank since 1986. He has co-managed this fund since its inception.

Thomas Callan has been a Managing Director with BlackRock Financial Management, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since May 1998.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Mid-Cap Growth Equity Portfolio

                                                  For the
                                                   Period
                                        Year     12/27/96/1/
                                       Ended      through
                                      9/30/98     9/30/97
Net asset value at beginning of
 period                               $  12.20    $  10.00
                                      --------    --------
Income from investment operations
 Net investment income                   (0.02)      (0.01)
 Net gain (loss) on investments
  (both realized and unrealized)         (0.96)       2.21
                                      --------    --------
  Total from investment operations       (0.98)       2.20
                                      --------    --------
Less distributions
 Distributions from net investment
  income                                   - -         - -
 Distributions from capital              (0.01)        - -
 Distributions from net realized cap-
  ital gains                             (0.09)        - -
                                      --------    --------
  Total distributions                     (.10)        - -
                                      --------    --------
Net asset value at end of period      $  11.12    $  12.20
                                      ========    ========
Total return                             (8.05)%     22.00%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                          $220,903    $107,709
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                 1.14%       1.13%/2/
 Before advisory/administration fee
  waivers                                 1.20%       1.17%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                (0.37)%     (0.16)%/2/
 Before advisory/administration fee
  waivers                                (0.43)%     (0.20)%/2/
Portfolio turnover rate                    204%         64%


/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Small Cap Value Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.


 Small Capitalization Companies: The fund defines these companies as those with capitalization of under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization value companies (market capitalization under $2 billion). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for "value" stocks from the universe of companies with market capital-ization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loan securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Value Index, a recognized unmanaged index of stock market perfor-mance. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indication of future results.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter          1993     18.66%
Q2 '97: 18.59%        1994     -0.48%
                      1995     23.15%
Worst Quarter         1996     19.86%
Q3 '98: -19.53%       1997     35.74%
                      1998     -6.22%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                Since  Inception
                                    1 Year  3 Years  5 Years  Inception   Date
--------------------------------------------------------------------------------
Small Cap Value                     -6.22%  15.13%    13.34%   15.23%   04/13/92
Russell 2000 Value                  -6.45%  14.38%    13.12%   15.46%     N/A*

 *For comparative purposes, the value of the index on 04/01/92 is used as the beginning value on 04/13/92.

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .55%
Other expenses                          .33%
Total annual fund operating expenses    .88%
Fee waivers and expense reimbursements   --
Net Expenses*                           .88%

* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay theses waivers and reimbursements to BlackRock in the following two years if the repayment can be made within theses expenses lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $90    $281    $488    $1,084

Fund Management

The manager of the fund is Christian K. Stadlinger. He has been a Managing Director with BlackRock Financial Management, Inc. (BFM) since July 1996. Prior to joining BFM he was Portfolio Manager and Research Analyst with Morgan Stan-ley Asset Management. He has headed the fund's portfolio management team since 1996.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Small Cap Value Equity Portfolio



                                Year       Year      Year      Year      Year
                               Ended      Ended     Ended     Ended     Ended
                              9/30/98    9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                    $  20.20   $  15.98  $  15.16  $  13.62  $  13.08
                              --------   --------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.13       0.17      0.10      0.06      0.04
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                    (3.19)      6.39      1.70      2.17      0.77
                              --------   --------  --------  --------  --------
  Total from investment
   operations                    (3.06)      6.56      1.80      2.23      0.81
                              --------   --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.13)     (0.17)    (0.11)    (0.08)    (0.02)
 Distributions from net
  realized capital gains         (2.12)     (2.17)    (0.87)    (0.61)    (0.25)
                              --------   --------  --------  --------  --------
  Total distributions            (2.25)     (2.34)    (0.98)    (0.69)    (0.27)
                              --------   --------  --------  --------  --------
Net asset value at end of
 period                       $  14.89   $  20.20  $  15.98  $  15.16  $  13.62
                              ========   ========  ========  ========  ========
Total return                    (17.03)%    47.36%    12.64%    17.43%     6.28%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $527,374   $309,899  $214,828  $168,334  $168,360
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                     0.87%      0.87%     0.85%     0.75%     0.73%
 Before
  advisory/administration
  fee
  waivers                         0.88%      0.88%     0.86%     0.84%     0.85%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                     0.79%      1.09%     0.68%     0.44%     0.28%
 Before
  advisory/administration
  fee
  waivers                         0.78%      1.08%     0.67%     0.35%     0.16%
Portfolio turnover rate             45%        66%       50%       31%       18%

                                -----------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     Small Cap Growth Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in U.S. small capi-talization growth companies (market capitalization under $2 billion) which he believes have above-average earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in pre-ferred stock and securities convertible into common and preferred stock.

The manager initially screens for "growth" stocks from the universe of compa-nies with market capitalization under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to pur-chase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in

 IMPORTANT DEFINITIONS

 Earnings Growth: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high prices. Value stocks are companies that appear to the manager to be underval-ued by the market as measured by certain financial formulas.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.


 Small Capitalization Companies: The fund defines these companies as those with a total market capitalization of under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

cash or high quality securities equal to the current value of the loaned secu-rities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will nor-mally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

While the fund manager chooses stocks he believes to have above-average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Russell 2000 Growth Index, a recognized unmanaged index of stock market perfor-mance. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indication of future results.


                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter          1994   5.89%
Q4 '98: 25.52%        1995  47.52%
                      1996  31.57%
Worst Quarter         1997   9.20%
Q1 '97: -19.45%       1998   7.38%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                                    1 Year  3 Years  5 Years Inception    Date
--------------------------------------------------------------------------------
Small Cap Growth                    7.38%   15.55%   19.24%    18.89%  09/15/93
Russell 2000 Growth                 1.23%    8.35%   10.22%    10.76%    N/A*

* For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The Small Cap Growth Equity Portfolio is closed to new investors, with the exception of investors who purchase through certain PNC Bank departments. The fund will continue to be open to wrap and retirement programs that are already invested in the fund and to certain payroll deduction programs. Shareholders as of August 15, 1998 may make additional investments in current accounts. The fund may re-open to new investors in the future.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .55%
Other expenses                          .33%
Total annual fund operating expenses    .88%
Fee waivers and expense reimbursements   --
Net Expenses*                           .88%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $90    $281    $488    $1,084

Fund Management
The fund is co-managed by William J. Wykle and Thomas Callan.

William J. Wykle, has been a Managing Director with BlackRock Financial Man-agement, Inc. since 1995 and an investment manager for PNC Bank since 1986. He has co-managed this fund since inception.

Thomas Callan, has been a Managing Director with BlackRock Financial Manage-ment, Inc. since 1996 and has served as an equity analyst for PNC Bank from 1993-1996. He has been co-manager of the fund since May 1998.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                 Small Cap Growth Equity Portfolio



                              Year        Year      Year       Year     Year
                             Ended       Ended     Ended      Ended     Ended
                            9/30/98     9/30/97   9/30/96    9/30/95   9/30/94
Net asset value at
 beginning of period       $    23.62   $  21.94  $  15.06   $  10.16  $ 10.47
                           ----------   --------  --------   --------  -------
Income from investment
 operations
 Net investment income            - -       0.02     (0.01)      0.02     0.03
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                   (4.98)      3.18      6.91       4.90    (0.33)
                           ----------   --------  --------   --------  -------
  Total from investment
   operations                   (4.98)      3.20      6.90       4.92    (0.30)
                           ----------   --------  --------   --------  -------
Less distributions
 Distributions from net
  investment income               - -      (0.03)    (0.02)     (0.02)   (0.01)
 Distributions from
  capital                       (0.02)       - -       - -        - -      - -
 Distributions from net
  realized capital gains        (1.12)     (1.49)      - -        - -      - -
                           ----------   --------  --------   --------  -------
  Total distributions           (1.14)     (1.52)    (0.02)     (0.02)   (0.01)
                           ----------   --------  --------   --------  -------
Net asset value at end of
 period                    $    17.50   $  23.62  $  21.94   $  15.06  $ 10.16
                           ==========   ========  ========   ========  =======
Total return                   (21.93)%    15.89%    45.87%     48.50%   (2.89)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,022,404   $495,904  $299,563   $145,915  $65,612
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.87%      0.87%     0.86%      0.75%    0.48%
 Before
  advisory/administration
  fee waivers                    0.87%      0.87%     0.88%      0.88%    1.04%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                   (0.13)%     0.01%    (0.07)%     0.22%    0.45%
 Before
  advisory/administration
  fee waivers                   (0.13)%     0.01%    (0.09)%     0.09%   (0.10)%
Portfolio turnover rate           159%        82%       89%        74%      89%

                                 ----------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     International Equity
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a compa-ny. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international value, referring to the type of securities the managers will choose for this fund.

 Morgan Stanley Capital International Europe, Australia and Far East Index
 (EAFE): An unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin coun-tries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the U.K.

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of for-eign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE). The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risk, will diversify invest-ments across countries, industry groups and companies with investment at all times in at least three foreign countries. In addition, the fund can invest more than 25% of its assets in Japanese stocks. From time to time the fund may invest in the securities of issuers located in emerging market countries.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward currency exchange con-tracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencys.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries. The Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) have experienced considerable difficulty recently. In addition, the Jap-anese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.
34

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the EAFE Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.



                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter             1993      36.87%
Q4 '98: 17.55%           1994       0.25%
                         1995       9.94%
Worst Quarter            1996       8.53%
Q3 '98: -14.76%          1997       5.22%
                         1998      15.45%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year   3 Years   5 Years    Inception    Date
--------------------------------------------------------------------------------
International Equity         15.45%    9.65%     7.76%      10.53%   04/27/92
MSCI EAFE                    20.33%    9.31%     9.50%      11.63%     N/A*


 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/27/92.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .75%
Other expenses                            .36%
Total annual fund operating expenses     1.11%
Fee waivers and expense reimbursements*   .05%
Net Expenses*                            1.06%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The Fund may have to repay these waivers and reimbursements to BlackRock in the following two years. If the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $108   $348    $607    $1,347

Fund Management

The fund manager is Gordon Anderson, who has been Managing and Investment Director of BlackRock International, Ltd. His previous position was Investment Director at Dunedin Fund Managers Ltd. He has been fund manager since 1996.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                International Equity Portfolio

                              Year        Year      Year      Year      Year
                             Ended       Ended     Ended     Ended     Ended
                            9/30/98     9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at
 beginning of period       $    14.65   $  13.43  $  13.27  $  13.44  $  12.48
                           ----------   --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.27       0.14      0.17      0.17      0.15
 Net realized gain (loss)
  on investments (both
  realized and
  unrealized)                   (1.29)      1.77      0.84      0.13      1.17
                           ----------   --------  --------  --------  --------
  Total from investment
   operations                   (1.02)      1.91      1.01      0.30      1.32
                           ----------   --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (.20)     (0.28)    (0.18)    (0.11)    (0.11)
 Distributions from net
  realized capital gains         (.20)     (0.41)    (0.67)    (0.36)    (0.25)
                           ----------   --------  --------  --------  --------
  Total distributions            (.40)     (0.69)    (0.85)    (0.47)    (0.36)
                           ----------   --------  --------  --------  --------
Net asset value at end of
 period                    $    13.23   $  14.65  $  13.43  $  13.27  $  13.44
                           ==========   ========  ========  ========  ========
Total return                    (7.03)%    14.88%     8.01%     2.46%    10.71%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,012,132   $433,135  $388,588  $312,588  $284,905
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.06%      1.06%     1.36%     1.53%     0.95%
 Before
  advisory/administration
  fee waivers                    1.11%      1.16%     1.46%     1.63%     1.14%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    1.00%      0.94%     0.65%     0.50%     1.27%
 Before
  advisory/administration
  fee waivers                    0.95%      0.84%     0.54%     0.40%     1.08%
Portfolio turnover rate            57%        62%       70%      105%       37%

[GRAPHIC     BlackRock
 APPEARS     International Emerging Markets
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Emerging Market Stocks: Stocks issued by companies located in coun-tries with emerging economies or securities markets. The list of emerging market coun-tries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indone-sia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is emerging markets, referring to the type of securities the managers will choose for this fund.



 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in stocks of issuers located in emerging market countries. These are countries considered to be "emerging" or "developing" by the World Bank, the International Finance Corporation or the United Nations. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and nor-mally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securi-ties convertible into common and preferred stock.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The manager, in an attempt to reduce portfolio risks, will diversify invest-ments across countries, industry groups and companies with investment ordinar-ily in at least three emerging markets countries.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropria-tion and more difficulty obtaining information on foreign securities or compa-nies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may engage in short term trading which could produce greater broker-age costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.
40

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the MSCI Emerging Market Free Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter            1995     -12.58%
Q1 '97: 13.64%          1996      12.27%
                        1997      -9.06%
Worst Quarter           1998     -36.63%
Q3 '98: -25.59%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                                          1 year   3 Years   Inception   Date
--------------------------------------------------------------------------------
International Emerging                    -36.63%  -13.51%    -13.52%  06/17/94
MSCI EMF                                  -25.34%  -11.12%     -7.97%    N/A*

 * For comparative purposes, the value of the index on 07/01/94 is used as the beginning value on 06/17/94.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            1.25%
Other expenses                            .61%
Total annual fund operating expenses     1.86%
Fee waivers and expense reimbursements*   .08%
Net Expenses*                            1.78%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may only have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $181   $577    $998    $2,173

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Director and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                               International Emerging Markets Portfolio



                                                                    For the
                                                                    Period
                             Year       Year     Year     Year     6/17/94/1/
                             Ended     Ended     Ended    Ended     through
                            9/30/98   9/30/97   9/30/96  9/30/95    9/30/94
Net asset value at
 beginning of period        $  9.69   $   8.76  $  8.19  $ 10.56    $10.00
                            -------   --------  -------  -------    ------
Income from investment
 operations
 Net investment income         0.06       0.03     0.08     0.08      0.03
 Net gain (loss) on
  investments (both
  realized and unrealized)    (5.19)      0.95     0.50    (2.15)     0.53
                            -------   --------  -------  -------    ------
  Total from investment
   operations                 (5.13)      0.98     0.58     2.07      0.56
                            -------   --------  -------  -------    ------
Less distributions
 Distributions from net
  investment income             - -      (0.05)     - -    (0.10)      - -
 Distributions from capital     - -        - -      - -    (0.01)      - -
 Distributions from net
  realized capital gains      (0.14)       - -    (0.01)   (0.19)      - -
                            -------   --------  -------  -------    ------
  Total distributions         (0.14)     (0.05)   (0.01)   (0.30)      - -
                            -------   --------  -------  -------    ------
Net asset value at end of
 period                     $  4.42   $   9.69  $  8.76  $  8.19    $10.56
                            =======   ========  =======  =======    ======
Total return                 (53.59)%    11.16%    6.97%  (19.72)%    5.60%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)     $63,649   $116,107  $68,664  $29,319    $2,511
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  1.76%      1.78%    1.78%    1.78%     1.75%/2/
 Before
  advisory/administration
  fee waivers                  1.86%      1.87%    1.88%    2.02%     2.73%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                  0.95%      0.37%    0.96%    1.90%     1.19%/2/
 Before
  advisory/administration
  fee waivers                  0.85%      0.27%    0.87%    1.66%     0.21%/2/
Portfolio turnover rate          37%        33%      44%      75%        4%


/1/Commencement of operations of share classes.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     International Small Cap Equity
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


 IMPORTANT DEFINITIONS

 Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market coun-tries includes, among others: Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indone-sia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela, Vietnam and Zimbabwe.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is international small cap, referring to the type of securities the managers will choose for this fund.

 Salomon Brothers Extended Markets World Ex-U.S. Index: An unmanaged index com-prised of equity securities whose issuers are located in the following developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland and the U.K.

 Small Capitalization Companies: The fund defines these companies as those with total market capitalization under $1 billion ($1.5 billion for Japanese issuers). Capitalization refers to the market value of the company and is calculated by multiplying by the number of shares outstanding by the current price per share.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in small cap stocks (capitalization of less than $1 billion, $1.5 billion for Japanese issuers) of foreign issuers in developed countries included in the Salomon Brothers Extended Markets World Ex-U.S. Index. The fund normally invests at least 65% of its total assets in the equity securities issued by these compa-nies and normally invests at least 80% of its total assets in equity securi-ties. The manager may invest up to 20% of the portfolio in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and pre-ferred securities.

The fund manager uses a "value" style to select stocks which he believes are worth more than is indicated by current market price. The manager screens for "value" stocks by using proprietary computer models to find stocks that meet the value stock criteria. A security's earnings trend and its price momentum will also be factors considered in security selection. The manager will also consider factors such as prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influenc-ing business conditions and outlook for currency relationships. The manager and his team also examine each company for financial soundness before deciding to purchase its stock.

The fund seeks diversification and at all times must be invested in at least three developed foreign countries. In addition the fund can invest more than 25% of its assets in securities whose issuers are located in Japan or the United Kingdom.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opin-ion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund's manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There is more business risk in investing in small capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be depen-dent upon a more limited management group than larger capitalized companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropri-ation and more difficulty obtaining information on foreign securi

 IMPORTANT DEFINITIONS

 Value Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

ties or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is less government regulation of foreign securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

While the fund manager chooses stocks he believes to be undervalued there is no guarantee that prices won't move even lower.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period. Forward foreign cur-rency exchange contracts do not eliminate movements in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securi-ties whose issuers are located in Japan or the United Kingdom. These invest-ments would make the fund more dependent upon the political and economic cir-cumstances of those countries than a mutual fund that owns stocks of companies in many countries. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) have experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. Dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in the U.K. may make the fund's performance more dependent on developments in that country.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attribut-able to investing abroad is usually higher.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.
The fund may, from time to time, engage in short term trading which could pro-duce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities market gen-erally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Brothers Extended Market World Ex-U.S. Index, a recognized unmanaged index of stock market performance. The chart and the table both assume rein-vestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter               1998     11.13%
Q1 '98: 20.04%

Worst Quarter
Q3 '98: -19.87%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                                                   1 Year    Inception    Date
--------------------------------------------------------------------------------
International Small Cap                            11.13%     4.23%    09/26/97
Salomon EMI Ex-U.S.                                12.15%     0.51%      N/A*

* For comparative purposes, the value of the index on 10/01/97 is used as the beginning value on 09/26/97.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            1.00%
Other expenses                           1.17%
Total annual fund operating expenses     2.17%
Fee waivers and expense reimbursements*   .84%
Net Expenses*                            1.33%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $135   $598   $1,088   $2,437

Fund Management

The fund is managed by Peter J. Tait, Managing Director and Global Strategist of BlackRock International, Ltd. since 1996. His previous position was Director and Head of the Continental European Desk at Dunedin Fund Managers Ltd from 1990-1996. He has been portfolio manager since the fund's inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's Fund's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                  International Small Cap Equity Portfolio

                                                                  For the
                                                                  Period
                                                        Year     9/26/97/1/
                                                        Ended     through
                                                       9/30/98    9/30/97
Net asset value at beginning of period                 $  9.94    $ 10.00
                                                       -------    -------
Income from investment operations
 Net investment income                                    0.07        - -
 Net gain (loss) on investments (both realized and
  unrealized)                                            (0.40)     (0.06)
                                                       -------    -------
  Total from investment operations                       (0.33)     (0.06)
                                                       -------    -------
Less distributions
 Distributions from net investment income                (0.05)       - -
 Distributions from net realized capital gains              --        - -
                                                       -------    -------
  Total distributions                                    (0.05)       - -
                                                       -------    -------
Net asset value at end of period                       $  9.56    $  9.94
                                                       =======    =======
Total return                                             (3.57)%    (0.30)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)            $16,233    $15,415
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                1.32%      1.33%/2/
 Before advisory/administration fee waivers               2.17%      1.55%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers                0.65%      1.42%/2/
 Before advisory/administration fee waivers              (0.20)%     1.19%/2/
Portfolio turnover rate                                     76%         0%


/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Select Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation--current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund manger uses the S&P 500 Index as a benchmark and seeks to invest in stocks and market sectors in similar proportion to that index. The manager seeks to own securities in all sectors, but can overweight or underweight securities within sectors as he identifies market opportunities. The fund normally invests at least 80% of its total assets in equity securi-ties. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The manager initially screens for "value" and "growth" stocks from the universe of companies with market capitalization above $1 billion. Whether screening growth or value stocks, the manager is seeking companies that are currently undervalued. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns.

 IMPORTANT DEFINITIONS

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company such (as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

 Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

 Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

 S&P 500 Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

 Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

While the fund manager chooses stocks he believes to be undervalued, or which have above average growth potential, there is no guarantee that prices will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.


                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter               1994          -1.26%
Q4 '98: 20.85%
                           1995          33.3%
Worst Quarter
Q3 '98: -11.35%            1996          23.72%

                           1997          31.46%

                           1998          24.61%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since       Inception
                      1 Year     3 Years     5 Years     Inception        Date
--------------------------------------------------------------------------------
Select                24.61%     26.55%      21.68%        20.59%      09/15/93
S&P 500               28.76%     28.39%      24.15%        22.84%         N/A*

 * For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .54%
Other expenses                          .32%
Total annual fund operating expenses    .86%
Fee waivers and expense reimbursements   --
Net expenses*                           .86%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years, if the repayment can be made within these expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $ 88   $ 274   $ 477  $ 1,061

Fund Management

The manager of the fund is Daniel B. Eagan, Managing Director with BlackRock Financial Management, Inc. since 1995. Mr. Eagan was a director of investment strategy at BlackRock Advisors, Inc. during 1994-1995. Prior to 1994 he served as senior research consultant for Mercer Investment Consulting. He has served as portfolio manager for the fund since January 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Select Equity Portfolio

                                 Year       Year      Year      Year     Year
                                Ended      Ended     Ended     Ended     Ended
                               9/30/98    9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                    $    17.51  $  13.57  $  11.88  $   9.92  $  9.97
                              ----------  --------  --------  --------  -------
Income from investment
 operations
 Net investment income              0.16      0.19      0.21      0.22     0.22
 Net gain (loss) on
  investments (both realized
  and unrealized)                   0.49      5.15      2.08      2.08    (0.04)
                              ----------  --------  --------  --------  -------
  Total from investment
   operations                       0.65      5.34      2.29      2.30     0.18
                              ----------  --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income                (0.15)    (0.19)    (0.21)    (0.22)   (0.23)
 Distributions from net
  realized capital gains           (1.00)    (1.21)    (0.39)    (0.12)     - -
                              ----------  --------  --------  --------  -------
  Total distributions              (1.15)    (1.40)    (0.60)    (0.34)   (0.23)
                              ----------  --------  --------  --------  -------
Net asset value at end of
 period                       $    17.01  $  17.51  $  13.57  $  11.88  $  9.92
                              ==========  ========  ========  ========  =======
Total return                        4.07%    42.50%    19.84%    23.76%    1.79%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)              $1,286,032  $379,687  $274,434  $238,813  $48,123
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                       0.86%     0.79%     0.74%     0.67%    0.65%
 Before
  advisory/administration
  fee waivers                       0.86%     0.86%     0.87%     0.85%    0.93%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                       0.93%     1.24%     1.70%     2.35%    2.11%
 Before
  advisory/administration
  fee waivers                       0.93%     1.17%     1.58%     2.17%    1.82%
Portfolio turnover rate               27%       29%       55%       51%      88%

                                -----------------------------------------------

[GRAPHIC APPEARS HERE]

BlackRock
Index Equity
Portfolio
================================================================================

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

Index Investing: An investment strategy involving the creation of a portfolio tailored as closely as possible to match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the com-pany and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500 Index: The Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of the DFA Invest-ment Trust Company, in the stocks of the S&P 500 Index using a passive invest-ment style that seeks to replicate the returns of the S&P 500 Index. The Index Master Portfolio normally invests at least 95% of its total assets in substan-tially all the stocks of the S&P 500 Index in approximately the same proportion as they are represented in the Index.

The Index Master Portfolio may invest some of its assets (not more than 5% of net assets) in certain short-term fixed income securities pending investments or to pay redeeming shareholders.

Each of the Index Equity Portfolio and the Index Master Portfolio may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The investment objective of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elim-ination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinar-ily, portfolio securities will not be sold except to reflect additions or dele-tions of the stocks that comprise the S&P 500 Index and, to the extent neces-sary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio may, to the extent consistent with its investment objective, invest in index futures contracts and options on index futures con-tracts, commonly known as derivatives, to commit funds pending investment or to maintain liquidity. Such practices may reduce returns and/or increase volatili-ty. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund's losses or gains.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's per-formance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the S&P 500 Index, a recognized unmanaged index of stock market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

                           [BAR CHART APPEARS HERE]
As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter            1993       9.55%
Q4 '98: 21.29%          1994       0.80%
                        1995      37.04%
Worst Quarter           1996      22.36%
Q3 '98: -9.86%          1997      32.91%
                        1998      28.56%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since  Inception
                                1 Year   3 Years   5 Years   Inception   Date
--------------------------------------------------------------------------------
Index                           28.56%    27.87%    23.64%     19.88%  04/20/92
S & P 500                       28.76%    28.39%    24.15%     20.15%    N/A*


 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/97.
58

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses*
(Expenses that are deducted from fund assets)

Advisory Fees                             .025%
Other expenses                            .315%
Total annual fund operating expenses       .34%
Fee waivers and expense reimbursements**   .16%
Net Expenses**                             .18%

  * The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $ 18   $ 93    $ 175    $415

Index Master Portfolio
Dimensional Fund Advisors Inc. (DFA) serves as investment adviser to the Index Master Portfolio. Investment decisions for the Index Master Portfolio are made by the Investment Committee of DFA, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of DFA who are elected annually. DFA provides the Index Master Portfolio with a trading department and selects brokers and dealers to effect securities transactions.
Expenses and Fees

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Index Equity Portfolio

                             Year         Year         Year             Year      Year
                            Ended        Ended        Ended            Ended     Ended
                           9/30/98      9/30/97      9/30/96          9/30/95   9/30/94
Net asset value at
 beginning of period       $  18.32     $  13.97     $  13.58         $  10.93  $  11.02
                           --------     --------     --------         --------  --------
Income from investment
 operations
 Net investment income         0.24         0.04         0.30             0.38      0.31
 Net realized gain (loss)
  on investments
  (both realized and
  unrealized)                  1.39         5.02         2.13             2.73      0.03
                           --------     --------     --------         --------  --------
  Total from investment
   operations                  1.63         5.06         2.43             3.11      0.34
                           --------     --------     --------         --------  --------
Less distributions
 Distributions from net
  investment income           (0.26)       (0.03)       (0.34)           (0.34)    (0.32)
 Distributions from net
  realized capital gains      (0.04)       (0.68)       (1.70)           (0.12)    (0.11)
                           --------     --------     --------         --------  --------
  Total distributions         (0.30)       (0.71)       (2.04)           (0.46)    (0.43)
                           --------     --------     --------         --------  --------
Net asset value at end of
 period                    $  19.65     $  18.32     $  13.97         $  13.58  $  10.93
                           ========     ========     ========         ========  ========
Total return                   8.91%       39.78%       19.82%           29.30%     3.07%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $354,215     $166,786     $127,076         $109,433  $147,746
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.18%        0.18%        0.18%            0.17%     0.15%
 Before
  advisory/administration
  fee waivers                  0.34%/1/     0.38%/1/     0.50%/1/         0.50%     0.52%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  1.40%        1.71%        2.29%            2.92%     2.72%
 Before
  advisory/administration
  fee waivers                  1.24%        1.51%        1.98%            2.59%     2.35%
Portfolio turnover rate         -- /3/    -- /3/           18%/2/,/3/       18%       17%

                                -----------------------------------------------

/1/Including expenses allocated from the U.S. Large Company Series of The DFA
 Investment Trust Company of 0.06% for the year ended 9/30/98, 0.07% for the year ended 9/30/97, and 0.12% for the year ended 9/30/96.

/2/For the period from October 1, 1995 through May 31, 1996.

/3/See footnotes to the financial statements of The DFA Investment Trust
  Company for the year ended November 30, 1996, the period ended September 30, 1997, and the period ended September 30, 1998.
60

[GRAPHIC APPEARS HERE]

BlackRock
Balanced
Portfolio
================================================================================

Investment Goal
The fund seeks long-term capital appreciation--current income from fixed income securities is the secondary objective.

Primary Investment Strategies
In pursuit of this goal, the fund managers invest primarily in a blend of equity and fixed income securities selected to deliver returns through the com-bination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

The equity portion of the fund combines growth and value styles as the manager identifies market opportunities. The strategy of the equity team is to build a core portfolio of strong large cap stocks with sector weights similar to the S&P 500 Index. The portfolio manager will adjust the blend of value/growth stocks based on economic conditions. The fund will invest primarily in common stock but can also invest in preferred stock and securities convertible into common and preferred stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager's opinion, conditions change such that the risk of continuing to hold the stock is unac-ceptable when compared to its growth potential.

Fixed Income Portion

The fixed income portion of the fund consists of a broad range of U.S. invest-ment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The fund normally will invest at least 25% of its total assets in bonds. The fixed income team seeks bonds that will add value while controlling risk.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market secu-


IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Investment Style: Refers to the guiding principle of a mutual fund's investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

IMPORTANT DEFINITIONS


Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500 Index: The
Standard & Poor's Composite Stock Price Index, an unmanaged index of 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer noncyclicals, healthcare, technology, transportation, finance and cash.



Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Value and Growth Companies: All stocks are generally divided into the categories of "growth" or "value," although there are times when a "growth fund" and a "value fund" may own the same stock. Value stocks are companies which appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.


rities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may hold these securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in money market securities in order to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Because market conditions can vary, this fund's performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the fund manager chooses stocks with a focus on attempting to minimize risk and chooses bonds of investment grade quality, there is no guarantee that prices won't move lower.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The chart shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of both the S&P 500 Index and a customized weighted index comprised of the returns of the S&P 500 Index (60%) and the Lehman Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, trans-fer agency, custody, professional fees and registration fees.

l

The performance for the period before Institutional Shares were launched in May 1992 is based upon performance for Investor A Shares of the fund.

                           [BAR CHART APPEARS HERE]

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter         1991     22.45%
Q4 '98: 13.31%       1992     11.82%
                     1993     11.83%
Worst Quarter        1994     -3.15%
Q3 '98: -4.71%       1995     27.72%
                     1996     15.50%
The bars for 1991    1997     23.82%
and 1992 are based   1998     21.98%
upon performance
for Investor A
Shares of the Fund.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                                1 Year   3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
Balanced                        21.98%   20.38%    16.63%     14.83%   05/14/90
S&P 500                         28.76%   28.39%    24.15%     19.16%     N/A*
60% S&P 500/40% Leh. Ag.        20.73%   19.95%    17.40%     15.49%     N/A*

 * For comparative purposes, the values of the indexes on 05/01/90 are used as the beginning values on 05/14/90.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                           .55%
Other expenses                          .35%
Total annual fund operating expenses    .90%
Fee waivers and expense reimbursements   --
Net Expenses*                           .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years
Institutional Shares   $92    $287    $498    $1,108

Fund Management

The portfolio manager for the equity portion of the fund is R. Andrew Damm, who has served as Managing Director with BlackRock Financial Management, Inc. since 1997 and senior investment manager with BlackRock Advisors, Inc. since 1995. Mr. Damm was a Portfolio Manager for PNC Bank from 1988 to 1995. He has been co-manager of the fund since 1996.

The co-managers for the fixed-income portion of the fund are Robert S. Kapito, who is Vice Chairman of BlackRock since 1988 and who has served as co-manager of the fund since 1995 and Keith T. Anderson, who has been a Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as co-manager of the fund since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Balanced Portfolio



                                    Year     Year     Year     Year     Year
                                   Ended     Ended    Ended    Ended    Ended
                                  9/30/98   9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                           $  18.22  $ 15.10  $ 13.73  $ 11.98  $ 12.42
                                  --------  -------  -------  -------  -------
Income from investment
 operations
 Net investment income                0.38     0.52     0.46     0.46     0.38
 Net realized gain (loss) on
  investments
  (both realized and unrealized)      1.43     3.62     1.49     1.90    (0.39)
                                  --------  -------  -------  -------  -------
  Total from investment
   operations                         1.81     4.14     1.95     2.36    (0.01)
                                  --------  -------  -------  -------  -------
Less distributions
 Distributions from net
  investment income                  (0.43)   (0.50)   (0.45)   (0.47)   (0.37)
 Distributions from net realized
  capital gains                      (1.25)   (0.52)   (0.13)   (0.14)   (0.06)
                                  --------  -------  -------  -------  -------
  Total distributions                (1.68)   (1.02)   (0.58)   (0.61)   (0.43)
                                  --------  -------  -------  -------  -------
Net asset value at end of period  $  18.35  $ 18.22  $ 15.10  $ 13.73  $ 11.98
                                  ========  =======  =======  =======  =======
Total return                         10.82%   28.43%   14.43%   20.32%   (0.11)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $374,899  $31,674  $37,567  $24,525  $17,610
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                         0.90%    0.84%    0.79%    0.67%    0.65%
 Before advisory/administration
  fee waivers                         0.90%    0.89%    0.90%    0.88%    0.91%
 Ratios of net investment income
  to average
  net assets
 After advisory/administration
  fee waivers                         2.48%    2.98%    3.16%    3.78%    3.16%
 Before advisory/administration
  fee waivers                         2.48%    2.92%    3.06%    3.56%    2.89%
Portfolio turnover rate                134%     173%     275%     154%      54%

                                -----------------------------------------------
66

[GRAPHIC     BlackRock
 APPEARS     Micro-Cap Equity
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in micro-capital-ization companies (market capitalization between $25 million to $300 million) with earnings visibility and earnings growth potential. The fund normally invests at least 65% of its total assets in the equity securities issued by these companies and normally invests at least 80% of its total assets in equity securities. The fund primarily buys common stock but can also invest in pre-ferred stock and securities convertible into common and preferred stock.

The fund manager is seeking micro-capitalization stocks which he believes have favorable and above-average earnings growth prospects. The manager screens for "growth" stocks from the universe of companies with market capitalization between $25 million and $300 million. Generally, only companies in the top 40% of the micro-cap sector with earnings growth visibility of 20% or higher will be considered appropriate investments. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when, in the fund manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance expectations or the stock's relative price momentum declines mean-ingfully.

It is possible that in extreme market conditions the fund may invest some or all of its assets in high quality money market securities. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective. The fund may also hold these securities pending investments or when it expects to need cash to pay redeeming shareholders.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be

 IMPORTANT DEFINITIONS

 Earnings Growth: The increased rate of growth in a company's earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

 Earnings Visibility: Earnings visibility means positive earnings in the foreseeable future (generally defined as 2-3 years). Earnings growth potential means the rate of earnings growth of which a company is capable. Earnings growth visibility of 20% or more means earnings are forecasted to grow at a rate of 20% or higher in the foreseeable future.

 Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership.

 Fundamental Analysis: A method of stock market analysis that concentrates on "fundamental" information about the company (such as its income statement, bal-ance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

 Growth Companies: All stocks are generally divided into the categories of "growth" or "value,"although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period. These stocks typically pay relatively low dividend yields and sell at relatively high prices in relation to their earnings and book value. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

 IMPORTANT DEFINITIONS

 Investment Style: Refers to the guiding principles of a mutual fund's investment choices. The investment style of this fund is micro-cap, referring to the type of securities the manager will choose for this fund.

 Micro-Cap Companies: This asset class contains the smallest capitalized companies. The fund defines a "micro-cap" company as one with total capitaliza-tion of $25 million to $300 million.



used to maintain liquidity, commit cash pending investment or to increase returns.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market condi-tions, which means you could lose money.

There are certain risks with investing in micro-cap securities. Micro-cap com-panies will normally have more limited product lines, markets and financial resources and will be more dependent on a more limited management group than companies with larger capitalizations. In addition, it is more difficult to get information on micro-cap companies, which tend to be less well known, do not have significant ownership by large investors and are followed by rela-tively few securities analysts. The securities of micro-cap companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies. There have been instances of fraud in the micro-cap market. The fund may suffer losses due to fraudulent activity in the market in which it invests.

An important consideration: In certain investment cycles and over certain holding periods, an equity fund that invests in micro-cap stocks may perform above or below the market. The fund should be considered an aggressive alloca-tion within an overall investment strategy; it is not intended to be used as a complete investment program.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund's performance may be better or worse than other funds with different investment styles.

While the fund manager chooses stocks he believes to have above average earn-ings growth potential, there is no guarantee that the shares will increase in value.

The fund's use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluc-tuate significantly in price within a short time period.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities go up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund may sometimes engage in short term trading which could produce greater brokerage costs and taxable distributions to shareholders.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             1.10%
Other expenses*                           1.63%
Total annual fund operating expenses      2.73%
Fee waivers and expense reimbursements**  1.28%
Net expenses**                            1.45%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

 IMPORTANT DEFINITIONS

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years
Institutional Shares   $148   $726

Fund Management

The Micro-Cap management team is headed by William J. Wykle, Managing Director at BlackRock Financial Management, Inc. since 1995. Mr. Wykle was an invest-ment manager for PNC Bank from 1986 to 1995. He has co-managed this portfolio since inception. Thomas Callan serves as co-manager. He has been a Managing Director with BlackRock Financial Management, Inc. since 1996, prior to which he was an equity analyst for PNC Bank since 1993. He has co-managed this fund since inception.
70

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                        Micro-Cap Equity Portfolio



                                                For the
                                                 Period
                                                5/1/98/1/
                                                through
                                                9/30/98
Net asset value at beginning of period           $10.00
                                                 ------
Income from investment operations
 Net investment income                            (0.01)
 Net gain (loss) on investments (both realized
  and unrealized)                                 (0.61)
                                                 ------
  Total from investment operations                (0.62)
                                                 ------
Less distributions
 Distributions from net investment income           - -
 Distributions from net realized capital gains      - -
                                                 ------
  Total distributions                               - -
                                                 ------
Net asset value at end of period                 $ 9.38
                                                 ======
Total return                                      (6.10)%
Ratios/Supplemental data
 Net assets at end of period (in thousands)      $1,302
 Ratios of expenses to average net assets
 After advisory/administration fee waivers         1.40%/2/
 Before advisory/administration fee waivers        2.73%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers        (0.33)%/2/
 Before advisory/administration fee waivers       (1.66)%/2/
Portfolio turnover rate                             119%

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC     About Your Investment
 APPEARS
 HERE]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Institutional Shares are offered to:

 .Institutional investors

 .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

 .acts in a fiduciary capacity (excluding participant-directed employee bene-fit plans)

 .otherwise has investment discretion or

 .as custodian for at least $2 million in assets



 .Individuals with a minimum investment of $2 million





Purchase orders may be placed through PFPC, the Company's transfer agent by telephoning (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern Buying Shares

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

-------------------------------------------------------------------------------
Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

-------------------------------------------------------------------------------
How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

 .$5,000 for institutions

 .$500,000 for registered investment advisers

 .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------
Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may with-draw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Company determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for exam-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ple, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment objective as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio's assets.

--------------------------------------------------------------------------------
Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss; liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day fol-lowing redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic market change telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Serv-ice Shares. If not, then the shareholder's Institutional Shares will be con-verted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

--------------------------------------------------------------------------------
The Company's Rights

The Company may:

 .Suspend the right of redemption

 .Postpone date of payment upon redemption

 .Redeem shares involuntarily

 .Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------
Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------
Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the Company, as does BlackRock International, Ltd. (BIL), an affili-ate of BlackRock located at 7 Castle Street, Edinburgh, Scotland

 IMPORTANT DEFINITIONS

 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for Black-Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds except the Index Equity, International Equity, International Emerging Markets and International Small Cap Equity Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Equity, International Emerging Markets and International Small Cap Equity Portfolios is BlackRock International, Ltd.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

EH2 3AH. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Mas-ter Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional invest-ors. As of November 30, 1998, DFA had over $26 billion in assets under manage-ment.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Large Cap Value Equity          0.52%
  Large Cap Growth Equity         0.54%
  Mid-Cap Value Equity            0.76%
  Mid-Cap Growth Equity           0.76%
  Small Cap Value Equity          0.55%
  Small Cap Growth Equity         0.54%
  International Equity            0.70%
  International Small Cap Equity  0.28%
  International Emerging Markets  1.16%
  Select Equity                   0.54%
  Balanced                        0.55%

For the fiscal year ended November 30, 1998, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The maximum annual advisory fees that can be paid to BlackRock (as a percent-age of average daily net assets) are as follows:

Maximum Annual Contractual Advisory Fee Rate for the Large Cap Value Equity, Large Cap Growth Equity, Small Cap Value Equity, Small Cap Growth Equity, Select Equity and Balanced Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .550%
  $1 billion-$2 billion  .500%
  $2 billion-$3 billion  .475%
  more than $3 billion   .450%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Maximum Annual Contractual Advisory Fee Rate for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .800%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $3 billion   .625%

Maximum Annual Contractual Advisory Fee Rate for the International Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .750%
  $1 billion-$2 billion  .700%
  $2 billion-$3 billion  .675%
  more than $3 billion   .650%

Maximum Annual Contractual Advisory Fee Rate for the International Emerging Markets Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.250%
  $1 billion-$2 billion  1.200%
  $2 billion-$3 billion  1.155%
  more than $3 billion   1.100%

Maximum Annual Contractual Advisory Fee Rate for the International Small Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.00%
  $1 billion-$2 billion  .950%
  $2 billion-$3 billion  .900%
  more than $3 billion   .850%

Maximum Annual Contractual Advisory Fee Rate for the Micro-Cap Equity Portfolio (Before Waivers)

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       1.10%
  $1 billion-$2 billion  1.05%
  $2 billion-$3 billion  1.025%
  more than $3 billion   1.00%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, includ-ing seven out of ten of the largest Fortune 100 companies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Large Cap Value Equity           .630%
  Large Cap Growth Equity          .650%
  Mid-Cap Value Equity             .995%
  Mid-Cap Growth Equity            .995%
  Small Cap Value Equity           .705%
  Small Cap Growth Equity          .690%
  International Equity             .900%
  International Emerging Markets  1.565%
  International Small Cap Equity  1.155%
  Select Equity                    .645%
  Index Equity                     .150%
  Balanced                         .690%
  Micro-Cap Equity                1.305%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

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--------------------------------------------------------------------------------
Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each quarter. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its dis-tributive share of the income, gains (including capital gains), losses, deduc-tions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations, will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

--------------------------------------------------------------------------------
Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes in computing his taxable income.


Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the fund's investments, describe the funds' performance, list portfolio holdings and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling (800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions

Call your registered representative or (800) 441-7450.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email

Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence

Post Office Address: BlackRock Funds c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950 Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call (888) 8BLACKROCK

Securities and Exchange Commission (SEC)

You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[GRAPHIC APPEARS HERE]

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

                              Bond Portfolios
                              ================================================
                              INVESTOR SHARES

                              BlackRock Funds (SM) is a mutual fund family with 36 investment portfolios, 15 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.




                              PROSPECTUS
                              January 28, 1999

                              [LOGO] BLACKROCK
                                         FUNDS

NOT FDIC- May lose value      The securities described in this prospectus have
INSURED   No bank guarantee   been registered with the Securities and Exchange
                              Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


How to find       How to find the information you need..........................   1
the information   THE BLACKROCK BOND FUNDS
you need          Low Duration Bond.............................................   2
                  Intermediate Government Bond..................................  10
                  Intermediate Bond.............................................  17
                  Core Bond.....................................................  24
                  Government Income.............................................  31
                  GNMA Portfolio................................................  38
                  Managed Income................................................  45
                  International Bond............................................  52
                  High Yield Bond...............................................  60
                  Tax-Free Income...............................................  67
                  Delaware Tax-Free Income......................................  75
                  Ohio Tax-Free Income..........................................  83
                  Kentucky Tax-Free Income......................................  91
                  New Jersey Tax-Free Income....................................  99
                  Pennsylvania Tax-Free Income.................................. 107

About Your        How to Sell Shares............................................ 115
Investment        Dividends/Distribution/Taxes.................................. 128
                  Services for Shareholders..................................... 130


How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Bond Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 15 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
logo         Low Duration Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B," the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the
  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater
4
risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in November 1996 and Investor C Shares were launched in February 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

[BAR CHART]

As of 12/31          Investor A Shares
--------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------

  Best Quarter          93      5.66
  Q1 '95: 3.26%         94      1.39
                        95     10.51
                        96      4.53
  Worst Quarter         97      5.56
  Q1 '94: -0.18%        98      6.14


As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
---------------------------------------------------------------------------
Low Duration Bond; Inv A    2.96%    4.34%     4.94%      4.91%    07/01/92
---------------------------------------------------------------------------
Low Duration Bond; Inv B    0.61%    3.63%     4.83%      5.16%    07/01/92
---------------------------------------------------------------------------
Low Duration Bond; Inv C    4.30%    4.86%     5.26%      5.16%    07/01/92
---------------------------------------------------------------------------
ML 1-3 Yr. Treasury         7.00%    6.21%     5.99%      5.93%      N/A
---------------------------------------------------------------------------


 These returns assume payment of applicable sales charges.
6

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         3.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                        A Shares B Shares C Shares
Advisory Fees                             .50%     .50%     .50%
Distribution and service
 (12b-1) fees                             .50%    1.15%    1.15%
Other expenses                            .52%     .52%     .52%
Total annual fund operating expenses     1.52%    2.17%    2.17%
Fee waivers and expense reimbursements*   .50%     .40%     .40%
Net Expenses*                            1.02%    1.77%    1.77%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $401   $718   $1,058  $2,017
B Shares**
   Redemption     $630   $991   $1,328  $2,229***
B Shares
   No Redemption  $180   $641   $1,128  $2,229***
C Shares**
   Redemption     $280   $641   $1,128  $2,472
C Shares
   No Redemption  $180   $641   $1,128  $2,472

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

Robert Kapito and Scott Amero co-manage the fund at BlackRock Financial Manage-ment, Inc. (BFM). Robert Kapito has been Vice Chairman of BFM since 1988 and portfolio co-manager since inception. Scott Amero has been a Managing Director of BFM since 1990 and portfolio co-manager since inception.
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                           Low Duration Bond Portfolio

                                          INVESTOR A                                        INVESTOR B
                                            SHARES                                            SHARES
                           --------------------------------------------------      ---------------------------
                                                                                                  For the
                                                                                                  period
                            Year        Year       4/1/96          1/12/96/1/        Year       11/18/96/1/
                            Ended       Ended      through          through         Ended        through
                           9/30/98     9/30/97     9/30/96          3/31/96         9/30/98       9/30/97
                           --------------------------------------------------      ---------------------------
Net asset value at
 beginning of period       $ 9.89      $ 9.79      $ 9.79           $ 9.91          $ 9.89        $ 9.86
                           ------      ------      ------           ------          ------        ------
Income from investment
 operations
 Net investment income       0.51        0.52        0.25             0.10            0.41          0.41
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.14        0.09       (0.01)           (0.12)           0.17           - -
                           ------      ------      ------           ------          ------        ------
 Total from investment
  operations                 0.65        0.61        0.24            (0.02)           0.58          0.41
                           ------      ------      ------           ------          ------        ------
Less distributions
 Distributions from net
  investment income         (0.51)      (0.51)      (0.24)           (0.10)          (0.44)        (0.38)
 Distributions from net
  realized capital gains      - -         - -         - -              - -             - -           - -
                           ------      ------      ------           ------          ------        ------
 Total distributions        (0.51)      (0.51)      (0.24)           (0.10)          (0.44)        (0.38)
                           ------      ------      ------           ------          ------        ------
Net asset value at end of
 period                    $10.03      $ 9.89      $ 9.79           $ 9.79          $10.03        $ 9.89
                           ======      ======      ======           ======          ======        ======
Total return/3/              6.78%       6.39%       2.46%           (0.15)%          5.99%         4.31%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,850      $1,079      $  938           $  719          $  398        $   13
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.02%/4/    1.02%/4/    1.02%/2/,/4/     1.01%/2/,/4/    1.76%/4/      1.73%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.42%       1.35%       1.30%/2/         1.21%/2/        2.16%         2.06%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.59%       5.72%       5.20%/2/         4.94%/2/        5.82%         4.96%/2/
 Before
  advisory/administration
  fee waivers                6.19%       5.39%       4.92%/2/         4.74%/2/        5.42%         4.63%/2/
Portfolio turnover rate       227%        371%        228%             185%            227%          371%

                                    INVESTOR C
                                      SHARES
                           ----------------------------
                                        For the
                                         period
                            Year       2/24/97/1/
                            Ended       through
                           9/30/98      9/30/97
                           ----------------------------
Net asset value at
 beginning of period       $ 9.89        $ 9.87
                           ----------- ----------------
Income from investment
 operations
 Net investment income       0.44          0.26
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.14          0.02
                           ----------- ----------------
 Total from investment
  operations                 0.58          0.28
                           ----------- ----------------
Less distributions
 Distributions from net
  investment income         (0.44)        (0.26)
 Distributions from net
  realized capital gains      - -           - -
                           ----------- ----------------
 Total distributions        (0.44)        (0.26)
                           ----------- ----------------
Net asset value at end of
 period                    $10.03        $ 9.89
                           =========== ================
Total return/3/              5.99%         2.91%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $  342        $   72
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.75%/4/      1.72%/2/,/4/
 Before
  advisory/administration
  fee waivers                2.15%         2.05%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                5.70%         5.00%/2/
 Before
  advisory/administration
  fee waivers                5.30%         4.67%/2/
Portfolio turnover rate       227%          371%

                           ----------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 2.32%, 3.08% and 2.98%, respectively, for the year ended September 30, 1998, 2.02%, 2.19% and 2.23%, respectively, for the year ended September 30, 1997, 1.12% for the year ended September 30, 1996 and 1.34% for the year ended March 31, 1996.

             BlackRock
logo         Intermediate Government
             Bond Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between five and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unaccept-able when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the Fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
12

These returns assume payment of applicable sales charges.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1992 and Investor B and C Shares were launched in October 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

[BAR CHART]

As of 12/31          Investor A Shares
--------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------

  Best Quarter          93      7.68
  Q1 '95: 4.42%         94     -3.60
                        95     13.53
                        96      3.83
  Worst Quarter         97      7.23
  Q1 '94: -2.45%        98      7.13


As of 12/31/98
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                                                              Since   Inception
                               1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv A  2.87%    4.62%     4.61%      5.52%    04/20/92
-------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv B  1.54%    4.22%     4.70%      5.91%    04/20/92
-------------------------------------------------------------------------------
Intermediate Govt. Bond; Inv C  5.26%    5.46%     5.12%      5.91%    04/20/92
-------------------------------------------------------------------------------
LB Intermediate Govt.           8.48%    6.74%     6.45%      7.14%      N/A*
-------------------------------------------------------------------------------


 These returns assume payment of applicable sales charges.


 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares
Advisory Fees                              .50%     .50%     .50%
Distribution and service (12b-
 1) fees                                   .50%    1.15%    1.15%
Other expenses                             .42%     .42%     .42%
Total annual fund operating
 expenses                                 1.42%    2.07%    2.07%
Fee waivers and expense reimbursements*    .35%     .25%     .25%
Net Expenses*                             1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $798   $1,113  $2,005
B Shares**
   Redemption     $635   $975   $1,291  $2,136***
B Shares
   No Redemption  $185   $625   $1,091  $2,136***
C Shares**
   Redemption     $285   $625   $1,091  $2,380
C Shares
   No Redemption  $185   $625   $1,091  $2,380

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                      Intermediate Government Bond Portfolio

                                                                                            INVESTOR
                                             INVESTOR A SHARES                              B SHARES
                           -------------------------------------------------------   ------------------------
                                                                                                   For the
                                                                                                   Period
                            Year        Year        Year        Year        Year      Year       10/11/96/1/
                            Ended       Ended       Ended       Ended       Ended     Ended        through
                           9/30/98     9/30/97     9/30/96     9/30/95     9/30/94   9/30/98       9/30/97
                           -------------------------------------------------------   ------------------------
Net asset value at
 beginning of
 period                    $10.11      $ 9.92      $10.03      $ 9.64      $10.60    $10.11        $ 9.98
                           ------      ------      ------      ------      ------    ------        ------
Income from investment
 operations
 Net investment income       0.53        0.54        0.55        0.55        0.53      0.47          0.45
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                0.38        0.19       (0.13)       0.39       (0.87)     0.37          0.13
                           ------      ------      ------      ------      ------    ------        ------
 Total from investment
  operations                 0.91        0.73        0.42        0.94       (0.34)     0.84          0.58
                           ------      ------      ------      ------      ------    ------        ------
Less distributions
 Distributions from net
  investment income         (0.54)      (0.54)      (0.53)      (0.55)      (0.52)    (0.47)        (0.45)
 Distributions from net
  realized capital gains      - -         - -         - -         - -       (0.10)      - -           - -
                           ------      ------      ------      ------      ------    ------        ------
 Total distributions        (0.54)      (0.54)      (0.53)      (0.55)      (0.62)    (0.47)        (0.45)
                           ------      ------      ------      ------      ------    ------        ------
Net asset value at end of
 period                    $10.48      $10.11      $ 9.92      $10.03      $ 9.64    $10.48        $10.11
                           ======      ======      ======      ======      ======    ======        ======
Total return/3/              9.32%       7.57%       4.36%       9.98%      (3.36)%    8.51%         5.94%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $7,972      $5,374      $5,903      $9,802      $8,508    $  361        $   28
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.05%/4/    1.02%/4/    0.95%/4/    0.70%/4/    0.65%     1.79%/4/      1.77%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.31%       1.33%       1.25%       1.07%       1.05%     2.05%         2.08%/2/
 Ratios of net investment
  income
  to average net assets
 After
  advisory/administration
  fee waivers                5.37%       5.54%       5.64%       5.67%       5.24%     4.66%         4.75%/2/
 Before
  advisory/administration
  fee waivers                5.11%       5.23%       5.35%       5.30%       4.84%     4.40%         4.44%/2/
Portfolio turnover rate       272%        291%        580%        247%          9%      272%          291%


                                     INVESTOR
                                     C SHARES
                           ----------------------------
                                        For the
                                         Period
                            Year       10/8/96/1/
                            Ended       through
                           9/30/98      9/30/97
                           ----------------------------
Net asset value at
 beginning of
 period                    $10.11        $ 9.98
                           ----------- ----------------
Income from investment
 operations
 Net investment income       0.47          0.45
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                0.37          0.13
                           ----------- ----------------
 Total from investment
  operations                 0.84          0.58
                           ----------- ----------------
Less distributions
 Distributions from net
  investment income         (0.47)        (0.45)
 Distributions from net
  realized capital gains      - -           - -
                           ----------- ----------------
 Total distributions        (0.47)        (0.45)
                           ----------- ----------------
Net asset value at end of
 period                    $10.48        $10.11
                           =========== ================
Total return/3/              8.51%         5.94%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $  299        $   51
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.78%/4/      1.71%/2/,/4/
 Before
  advisory/administration
  fee waivers                2.04%         2.02%/2/
 Ratios of net investment
  income
  to average net assets
 After
  advisory/administration
  fee waivers                4.51%         4.57%/2/
 Before
  advisory/administration
  fee waivers                4.25%         4.26%/2/
Portfolio turnover rate       272%          291%


/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.09%, 1.84% and 1.81%, respectively, for the year ended September 30, 1998, 1.14%, 1.90% and 1.78%, respectively, for the year ended September 30, 1997, 1.14% for the year ended September 30, 1996 and 0.70% for the year ended September 30, 1995.
16

             BlackRock
logo         Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between five and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of divi-dends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1994, Investor B Shares were launched in February 1998 and Investor C Shares were launched in October 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

[BAR CHART]

As of 12/31          Investor A Shares
--------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------

  Best Quarter
  Q2 '95: 4.40%         94     14.10
                        95      3.92
                        96      7.11
  Worst Quarter         97      6.59
  Q1 '94: -2.86%


As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
---------------------------------------------------------------------------
Intermediate Bond; Inv A    5.42%    8.45%     8.07%      9.02%    09/15/93
---------------------------------------------------------------------------
Intermediate Bond; Inv B    5.19%    8.28%     8.30%      9.47%    09/15/93
---------------------------------------------------------------------------
Intermediate Bond; Inv C    9.05%    9.57%     8.74%      9.47%    09/15/93
---------------------------------------------------------------------------
LB Intermediate Govt./Corp. 8.43%    6.76%     6.60%      6.29%      N/A*
---------------------------------------------------------------------------

 These returns assume payment of applicable sales charges.


* For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                                    A Shares B Shares C Shares

Maximum Front-End Sales Charge*      4.0%    0.0%    0.0%
(as percentage of offering price)

Maximum Deferred Sales Charge        0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                       A Shares B Shares C Shares

Advisory Fees                            .50%     .50%     .50%
Distribution and service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .43%     .43%     .43%
Total annual fund operating expenses    1.43%    2.08%    2.08%
Fee waivers and expense reimbursements*  .36%     .26%     .26%
Net Expenses*                           1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $800   $1,117  $2,015
B Shares**
   Redemption     $635   $977   $1,295  $2,145***
B Shares
   No Redemption  $185   $627   $1,095  $2,145***
C Shares**
   Redemption     $285   $627   $1,095  $2,390
C Shares
   No Redemption  $185   $627   $1,095  $2,390

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A or B Share Outstanding Throughout Each Period)

                                     Intermediate Bond Portfolio

                                          INVESTOR A                                 INVESTOR B
                                            SHARES                                     SHARES
                                                                          For the     For the
                                                                          Period       Period
                            Year        Year        Year       Year      5/20/94/1    9/5/98/1
                            Ended       Ended       Ended      Ended     / through   / through
                           9/30/98     9/30/97     9/30/96    9/30/95     9/30/94     9/30/98
Net asset value at
 beginning of period       $ 9.49      $ 9.32       $9.43      $9.05       $9.23       $9.51
                           ------      ------       -----      -----       -----       -----
Income from investment
 operations
 Net investment income       0.53        0.53        0.52       0.54        0.20        0.29
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.23        0.17       (0.09)      0.38       (0.17)       0.21
                           ------      ------       -----      -----       -----       -----
 Total from investment
  operations                 0.76        0.70        0.43       0.92        0.03        0.50
                           ------      ------       -----      -----       -----       -----
Less distributions
 Distributions from net
  investment income         (0.53)      (0.53)      (0.51)     (0.54)      (0.21)      (0.29)
 Distributions from net
  realized capital gains    (0.05)        - -       (0.03)       - -         - -       (0.05)
                           ------      ------       -----      -----       -----       -----
 Total distributions        (0.58)      (0.53)      (0.54)     (0.54)      (0.21)      (0.34)
                           ------      ------       -----      -----       -----       -----
Net asset value at end of
 period                    $ 9.67      $ 9.49       $9.32      $9.43       $9.05       $9.67
                           ======      ======       =====      =====       =====       =====
Total return/3/              8.30%       7.89%       4.74%     10.35%       0.31%       7.83%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,648      $1,116       $ 935      $ 647       $  87       $ 111
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%/4/    1.00%/4/    0.97%/4/   0.76%/4/    0.85%/2/    1.75%/2/, /4/
 Before
  advisory/administration
  fee waivers                1.33%       1.29%       1.27%      1.11%       1.28%/2/    2.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                6.80%       6.14%       5.83%      5.89%       5.35%/2/    5.59%/2/
 Before
  advisory/administration
  fee waivers                6.53%       5.85%       5.53%      5.55%       4.92%/2/    5.07%/2/
Portfolio turnover rate       221%        321%        670%       262%         92%        221%

                        -------------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A and Investor B would have been 2.22% and 2.79%, respectively, for the year ended September 30, 1998, 1.44% for the year ended September 30, 1997, 1.27% for the year ended September 30, 1996 and 0.84% for the year ended September 30, 1995.

             BlackRock
logo         Core Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Brothers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commer-cial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager deter-mines that they have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.
  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).The fund (normally) may borrow up to 33 1/3% of the value of its assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies
  IMPORTANT DEFINITIONS



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.


The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in March 1996 and Investor C Shares were launched in February 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 5.87%

                  Worst Quarter   Q1 '94: -2.63%


                           [BAR CHART APPEARS HERE]


              93      94       95       96       97       98
            -----   ------   ------   ------   ------   -----
            9.69%   -2.33%   18.16%    3.19%    8.51%   7.66%

The bars for 1993-1996 are based upon performance for Institutional Shares of the fund

  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Core Bond; Inv A               3.34%    4.99%    5.96%     6.56%    12/01/92
  Core Bond; Inv B               2.01%    4.44%    5.96%     6.91%    12/01/92
  Core Bond; Inv C               5.75%    5.69%    6.39%     6.91%    12/01/92
  Lehman Aggregate               8.69%    7.29%    7.27%     7.85%      N/A
-------------------------------------------------------------------------------


These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .46%     .46%     .46%
Total annual fund operating
 expenses                        1.46%    2.11%    2.11%
Fee waivers and expense
  reimbursements*                 .44%     .34%     .34%
Net Expenses*                    1.02%    1.77%    1.77%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Long-term shareholders in mutual funds with 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $500   $802   $1,125  $2,040
B Shares**
   Redemption     $630   $978   $1,303  $2,171***
B Shares
   No Redemption  $180   $628   $1,103  $2,171***
C Shares**
   Redemption     $280   $628   $1,103  $2,415
C Shares
   No Redemption  $180   $628   $1,103  $2,415

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The manager of the fund is Keith Anderson, Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as fund manager since June 1997.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    Core Bond Portfolio

                                      INVESTOR A
                                        SHARES
----------------------------------------------------------------------------------------------------------
                                                   For the          For the
                                                   Period           Period
                            Year        Year       4/1/96          1/31/96/1
                            Ended       Ended      through         / through
                           9/30/98     9/30/97     9/30/96          3/31/96
Net asset value
 at beginning of
 period                    $ 9.82      $ 9.55      $ 9.61           $ 9.99
                           ------      ------      ------           ------
Income from
 investment
 operations
 Net investment
  income                     0.55        0.58        0.28             0.08
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.40        0.26       (0.06)           (0.38)
                           ------      ------      ------           ------
 Total from
  investment
  operations                 0.95        0.84        0.22            (0.30)
                           ------      ------      ------           ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.56)      (0.57)      (0.28)           (0.08)
 Distributions
  from net
  realized
  capital gains             (0.09)        - -         - -              - -
                           ------      ------      ------           ------
 Total
  distributions             (0.65)      (0.57)      (0.28)           (0.08)
                           ------      ------      ------           ------
Net asset value
 at end of period          $10.12      $ 9.82      $ 9.55           $ 9.61
                           ======      ======      ======           ======
Total returns/3/            10.04%       9.52%       2.36%           (2.96)%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $5,108      $2,441      $  320           $   80
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                0.98%/4/    1.01%/4/    1.02%/2/,/4/     1.02%/2/,/4/
 Before
  advisory/administration
  fee waivers                1.32%       1.30%       1.31%/2/         1.27%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                5.78%       6.31%       6.29%/2/         5.43%/2/
 Before
  advisory/administration
  fee waivers                5.44%       6.02%       6.00%/2/         5.19%/2/
Portfolio
 turnover rate                405%        441%        308%             723%

                                      INVESTOR B                                        INVESTOR C
                                        SHARES                                            SHARES
----------------------------------------------------------------------------------------------------------
                                                   For the          For the                      For the
                                                   Period           Period                        Period
                            Year        Year       4/1/96          3/18/96/1         Year       2/28/97/1/
                            Ended       Ended      through         / through         Ended       through
                           9/30/98     9/30/97     9/30/96          3/31/96         9/30/98      9/30/97

Net asset value
 at beginning of
 period                    $  9.82     $ 9.55      $ 9.61           $ 9.58          $ 9.82        $ 9.64
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Income from
 investment
 operations
 Net investment
  income                      0.47       0.51        0.26             0.01            0.47          0.29
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             0.40       0.26       (0.07)            0.03            0.40          0.17
                           ----------- ----------- --------------- ---------------- ----------- ----------------
 Total from
  investment
  operations                  0.87       0.77        0.19             0.04            0.87          0.46
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.48)     (0.50)      (0.25)           (0.01)          (0.48)        (0.28)
 Distributions
  from net
  realized
  capital gains              (0.09)       - -         - -              - -           (0.09)          - -
                           ----------- ----------- --------------- ---------------- ----------- ----------------
 Total
  distributions              (0.57)     (0.50)      (0.25)           (0.01)          (0.57)        (0.28)
                           ----------- ----------- --------------- ---------------- ----------- ----------------
Net asset value
 at end of period          $ 10.12     $ 9.82      $ 9.55           $ 9.61          $10.12        $ 9.82
                           =========== =========== =============== ================ =========== ================
Total returns/3/              9.20%      8.71%       1.98%           (0.33)%          9.20%         4.82%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $11,734     $5,295      $1,497           $   77          $2,035        $  128
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.76%/4/   1.75%/4/    1.72%/2/,/4/     1.77%/2/,/4/    1.73%/4/      1.74%/2/,/4/
 Before
  advisory/administration
  fee waivers                 2.10%      2.04%       2.01%/2/         2.02%/2/        2.07%         2.03%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 5.03%      5.61%       5.68%/2/         4.71%/2/        4.92%         5.41%/2/
 Before
  advisory/administration
  fee waivers                 4.69%      5.32%       5.39%/2/         4.46%/2/        4.58%         5.12%/2/
Portfolio
 turnover rate                 405%       441%        308%             723%            405%          441%


/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.27%, 2.01% and 1.90%, respectively, for the year ended September 30, 1998, 1.36%, 2.17% and 1.93%, respectively, for the year ended September 30, 1997, 1.27% and 2.00%, respectively, for the period ended September 30, 1996, and 1.11% and 1.86% for the period ended March 31, 1996.
30

             BlackRock
logo         Government Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government and its agencies. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities (including CMOs), asset-backed secu-rities and corporate bonds. Securities are purchased for the fund when the man-ager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Mortgage/10 Year Treasury Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment
or to increase returns. The fund may also enter into interest rate trans     -

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO): Are
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): A fixed-income
 security that is backed
 by a mortgage loan or
 pools of loans secured
 by commercial property,
 not residential mort-
 gages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Lehman Mortgage/10 Year
 Treasury Index: An
 unmanaged index com-
 prised of 50% alloca-
 tion to the mortgage
 component of the Lehman
 Brothers Aggregate
 Index and a 50% alloca-
 tion of the Merrill
 Lynch 10 year Treasury
 Index.

actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivative and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its cost. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.



Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Mort-gage/10 Year Treasury Index, a recognized unmanaged index of bond market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor C Shares were launched is based upon performance for Investor B Shares of the fund. Investor C Shares were launched in February 1997.

                            [BAR CHART APPEARS HERE]


As of 12/31                     Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 6.92%

                  Worst Quarter   Q1 '96: -1.94%


                           [BAR CHART APPEARS HERE]


                        95       96       97       98
                      ------   ------   ------   ------
                      18.99%    3.41%   10.52%    8.00%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                   Since    Inception
                                1 Year  3 Years  Inception    Date
---------------------------------------------------------------------
  Government Income; Inv A       3.10%    5.63%    8.27%    10/03/94
  Government Income; Inv B       2.38%    5.21%    7.50%    10/03/94
  Government Income; Inv C       6.13%    6.46%    8.68%    10/03/94
  Leh. Mtg./10 Yr. Tsy.          9.86%    7.57%   10.03%      N/A*
---------------------------------------------------------------------


  * For comparative purposes, the value of the index on 10/01/94 is used as the beginning value on 10/03/94.


These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-These returns assume payment of applicable sales charges.

time front-end transaction fee each time you buy shares. The other options (In-vestor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contin-gent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales Charge*     4.5%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge       0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                            .50%     .50%     .50%
Distribution and service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .73%     .73%     .73%
Total annual fund operating expenses    1.73%    2.38%    2.38%
Fee waivers and expense reimbursements*  .66%     .56%     .56%
Net Expenses*                           1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $554  $  910  $1,287  $2,347
B Shares**
   Redemption     $635  $1,039  $1,420  $2,435***
B Shares
   No Redemption  $185  $  689  $1,220  $2,435***
C Shares**
   Redemption     $285  $  689  $1,220  $2,674
C Shares
   No Redemption  $185  $  689  $1,220  $2,674

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.
36

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                  Government Income Portfolio

                                       INVESTOR A
                                         SHARES
--------------------------------------------------------------------------------
                                                                For the
                                                                 Period
                            Year        Year        Year       10/03/94/1
                            Ended       Ended       Ended      / through
                           9/30/98     9/30/97     9/30/96      9/30/95
Net asset value
 at beginning of
 period                    $10.49      $10.20      $10.68        $10.00
                           ------      ------      ------        ------
Income from
 investment
 operations
 Net investment
  income                     0.53        0.73        0.68          0.55
 Net gain (loss)
  on investments
  (both realized
  and unrealized)            0.54        0.30       (0.22)         0.68
                           ------      ------      ------        ------
 Total from
  investment
  operations                 1.07        1.03        0.46          1.23
                           ------      ------      ------        ------
Less
 distributions
 Distributions
  from net
  investment
  income                    (0.61)      (0.74)      (0.66)        (0.55)
 Distributions
  from net
  realized
  capital gains             (0.11)        - -       (0.28)          - -
                           ------      ------      ------        ------
 Total
  distributions             (0.72)      (0.74)      (0.94)        (0.55)
                           ------      ------      ------        ------
Net asset value
 at end of period          $10.84      $10.49      $10.20        $10.68
                           ======      ======      ======        ======
Total return/3/             11.13%      10.48%       4.43%        14.27%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $6,045      $4,876      $3,651        $2,990
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                1.05%/4/    1.02%/4/    0.91%/4/      0.37%/2/, /4/
 Before
  advisory/administration
  fee waivers                1.63%       1.74%       1.67%         1.81%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                5.86%       8.02%       8.59%         6.89%/2/
 Before
  advisory/administration
  fee waivers                5.28%       7.30%       7.83%         5.44%/2/
Portfolio
 turnover rate                477%        393%        434%          258%

                                          INVESTOR B                                      INVESTOR
                                           SHARES                                         C SHARES
----------------------------------------------------------------------------------------------------------
                                                                 For the                       For the
                                                                 Period                         Period
                            Year        Year        Year       10/03/94/1/         Year       2/28/97/1/
                            Ended       Ended       Ended        through           Ended       through
                           9/30/98     9/30/97     9/30/96       9/30/95          9/30/98      9/30/97

Net asset value
 at beginning of
 period                    $ 10.49     $ 10.20      $10.68       $ 10.00          $10.49        $10.30
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Income from
 investment
 operations
 Net investment
  income                      0.54        0.66        0.60          0.50            0.51          0.37
 Net gain (loss)
  on investments
  (both realized
  and unrealized)             0.50        0.30       (0.21)         0.68            0.53          0.20
                           ----------- ----------- ----------- ------------------ ----------- -----------------
 Total from
  investment
  operations                  1.04        0.96        0.39          1.18            1.04          0.57
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Less
 distributions
 Distributions
  from net
  investment
  income                     (0.58)      (0.67)      (0.59)        (0.50)          (0.58)        (0.38)
 Distributions
  from net
  realized
  capital gains              (0.11)        - -       (0.28)          - -           (0.11)          - -
                           ----------- ----------- ----------- ------------------ ----------- -----------------
 Total
  distributions              (0.69)      (0.67)      (0.87)        (0.50)          (0.69)        (0.38)
                           ----------- ----------- ----------- ------------------ ----------- -----------------
Net asset value
 at end of period          $ 10.84     $ 10.49      $10.20       $ 10.68          $10.84        $10.49
                           =========== =========== =========== ================== =========== =================
Total return/3/              10.31%       9.66%       3.68%        13.52%          10.31%         5.64%
Ratios/Supplemental
 data
 Net assets at
  end of period
  (in thousands)           $25,165     $14,796     $11,119       $10,188          $1,551        $  849
 Ratios of
  expenses to
  average net
  assets
 After
  advisory/administration
  fee waivers                 1.80%/4/    1.77%/4/    1.64%/4/      1.05%/2/, /4/   1.80%/4/      1.70%/2/, /4/
 Before
  advisory/administration
  fee waivers                 2.38%       2.49%       2.40%         2.50%/2/        2.38%         2.42%/2/
 Ratios of net
  investment
  income to
  average net
  assets
 After
  advisory/administration
  fee waivers                 5.03%       7.26%       7.81%         6.17%/2/        4.98%         7.11%/2/
 Before
  advisory/administration
  fee waivers                 4.45%       6.54%       7.05%         4.72%/2/        4.40%         6.39%/2/
Portfolio
 turnover rate                 477%        393%        434%          258%            477%          393%

/1/Commencement of operations of share class.


/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 1.46%, 2.01% and 2.14%, respectively, for the year ended September 30, 1998, 1.41%, 2.14% and 3.24%, respectively, for the year ended September 30, 1997, 2.96% and 3.69%, respectively, for the year ended September 30, 1996, and 0.92% and 1.60%, respectively, for the period ended September 30, 1995.

             BlackRock
logo         GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residen-tial and commercial mortgage-backed securities and other asset-backed securi-ties. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

  IMPORTANT DEFINITIONS

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
40

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 5.71%

                  Worst Quarter   Q1 '94: -3.77%


                           [BAR CHART APPEARS HERE]


              91      92       93       94       95       96      97      98
           ------   ------   ------   ------   ------   -----   -----   ------
           15.49%    6.22%    7.36%   -3.99%   17.18%   4.23%   9.19%    7.05%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  GNMA; Inv A                    2.81%    5.35%    5.65%     7.39%    05/31/90
  GNMA; Inv B                    1.49%    4.75%    5.29%     7.11%    05/31/90
  GNMA; Inv C                    5.21%    6.00%    5.72%     7.11%    05/31/90
  Lehman GNMA Index              6.92%    7.31%    7.33%     8.09%      N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 06/01/90 is used as the beginning value on 05/31/90.


These returns assume payment of applicable sales charge.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .49%     .49%     .49%
Total annual fund operating
 expenses                        1.54%    2.19%    2.19%
Fee waivers and expense
 reimbursements**                 .47%     .37%     .37%
Net Expenses**                   1.07%    1.82%    1.82%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $505  $  823
B Shares**
   Redemption     $635  $1,000
B Shares
   No Redemption  $185  $  650
C Shares**
   Redemption     $285  $  650
C Shares
   No Redemption  $185  $  650

  *Reflects imposition of sales charge.
 **Reflects deduction of CDSC.

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                        GNMA Portfolio

                              INVESTOR         INVESTOR         INVESTOR
                              A SHARES         B SHARES         C SHARES
                               For the          For the          For the
                               Period           Period           Period
                              5/18/98/1        5/18/98/1        5/18/98/1
                              / through        / through        / through
                               9/30/98          9/30/98          9/30/98
Net asset value at beginning
 of period                     $10.00           $10.00           $10.00
                               ------           ------           ------
Income from investment
 operations
 Net investment income           0.20             0.17             0.23
 Net gain (loss) on
  investments (both realized
  and unrealized)                0.11             0.11             0.05
                               ------           ------           ------
  Total from investment
   operations                    0.31             0.28             0.28
                               ------           ------           ------
Less distributions
 Distributions from net
  investment income             (0.20)           (0.17)           (0.17)
 Distributions from net
  realized capital gains          - -              - -              - -
                               ------           ------           ------
  Total distributions           (0.20)           (0.17)           (0.17)
                               ------           ------           ------
Net asset value at end of
 period                        $10.11           $10.11           $10.11
                               ======           ======           ======
Total return/3/                  3.12%            2.85%            2.85%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $  535           $  166           $  - -
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    1.06%/2/,/4/     1.70%/2/,/4/     0.57%/2/,/4/
 Before
  advisory/administration
  fee waivers                    1.43%/2/         2.07%/2/         0.94%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    5.69%/2/         4.53%/2/         5.26%/2/
 Before
  advisory/administration
  fee waivers                    5.32%/2/         4.16%/2/         4.90%/2/
Portfolio turnover rate            56%              56%              56%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and
  Investor C Shares would have been 1.10%, 1.73% and 0.08%, respectively, for the year ended September 30, 1998.
44

             BlackRock
logo
             Managed Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies
  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on

January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in February 1992 and Investor B Shares were launched in July 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q3 '91: 5.78%

                  Worst Quarter   Q1 '94: -3.50%


                           [BAR CHART APPEARS HERE]


     90       91      92       93       94       95       96      97      98
  ------   ------   ------   ------   ------   ------   -----   -----   ------
   8.30%   14.96%    5.91%   11.50%   -4.90%   16.94%   2.95%   8.95%    6.79%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Managed Income;  Inv A         2.01%    4.57%    4.93%     7.19%    11/01/89
  Managed Income;  Inv B         1.23%    4.60%    5.27%     7.61%    11/01/89
  Lehman  Aggregate              8.69%    7.29%    7.27%     8.66%      N/A
-------------------------------------------------------------------------------


These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.5%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                           A Shares B Shares C Shares

Advisory Fees                              .49%     .49%     .49%
Distribution and service (12b-1) fees      .50%    1.15%    1.15%
Other expenses                             .39%     .39%     .39%
Total annual fund operating expenses      1.38%    2.03%    2.03%
Fee waivers and expense reimbursements*    .26%     .16%     .16%
Net Expenses*                             1.12%    1.87%    1.87%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $559   $842   $1,146  $2,008
B Shares**
   Redemption     $640   $971   $1,278  $2,100***
B Shares
   No Redemption  $190   $621   $1,078  $2,100***
C Shares**
   Redemption     $290   $621   $1,078  $2,346
C Shares
   No Redemption  $190   $621   $1,078  $2,346

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The manager of the fund is Keith Anderson. He has been a Managing Director at BlackRock Financial Management, Inc. since 1988 and manager of the fund since June 1997.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets. "

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A or B Share Outstanding Throughout Each Period)

                               Managed Income Portfolio

                                                                                    INVESTOR
                                      INVESTOR A SHARES                             B SHARES
                                                                                            For the
                                                                                             Period
                            Year        Year        Year     Year     Year      Year       7/15/97/1/
                            Ended       Ended       Ended    Ended    Ended     Ended       through
                           9/30/98     9/30/97     9/30/96  9/30/95  9/30/94   9/30/98      9/30/97
Net asset value at
 beginning of period       $ 10.41     $ 10.09      $10.38  $  9.79  $ 11.18   $10.41        $10.39
                           -------     -------     -------  -------  -------   ------        ------
Income from investment
 operations
 Net investment income        0.59        0.65        0.59     0.60     0.57     0.52          0.09
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.29        0.31       (0.20)    0.60    (1.19)    0.29          0.02
                           -------     -------     -------  -------  -------   ------        ------
 Total from investment
  operations                  0.88        0.96        0.39     1.20    (0.62)    0.81          0.11
                           -------     -------     -------  -------  -------   ------        ------
Less distributions
 Distributions from net
  investment income          (0.60)      (0.64)      (0.58)   (0.60)   (0.60)   (0.53)        (0.09)
 Distribution in excess
  of net investment
  income                       - -         - -         - -    (0.01)   (0.02)     - -           - -
 Distributions from net
  realized capital gains     (0.05)        - -       (0.10)     - -    (0.14)   (0.05)          - -
 Distributions in excess
  of net realized gains        - -         - -         - -      - -    (0.01)     - -           - -
                           -------     -------     -------  -------  -------   ------        ------
 Total distributions         (0.65)      (0.64)      (0.68)   (0.61)   (0.77)   (0.58)        (0.09)
                           -------     -------     -------  -------  -------   ------        ------
Net asset value at end of
 period                    $10.64      $ 10.41     $ 10.09  $ 10.38  $  9.79   $10.64        $10.41
                           =======     =======     =======  =======  =======   ======        ======
Total return/3/               8.74%       9.74%       3.83%   12.74%   (5.76)%   7.94%         1.35%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $14,897     $15,230     $11,193  $11,977  $10,921   $4,639        $  468
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.10%/4/    1.05%/4/    1.05%    1.05%    1.00%    1.82%/4/      1.31%/2/,/4/
 Before
  advisory/administration
  fee waivers                 1.28%       1.30%       1.29%    1.25%    1.22%    2.00%         1.56%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.44%       6.54%       5.67%    5.96%    5.66%    5.32%         4.68%/2/
 Before
  advisory/administration
  fee waivers                 6.26%       6.29%       5.44%    5.76%    5.44%    5.14%         4.43%/2/
Portfolio turnover rate        376%        428%        638%     203%      61%     376%          428%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for Investor A and Investor B Shares would have been 1.90% and 2.43%, respectively, for the year ended September 30, 1998, 1.41% and 2.14% respectively, for the year ended September 30, 1997. For the periods prior to September 30, 1997, interest income was pre-sented net of interest expense.

             BlackRock
logo         International Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in bonds of issuers in emerging market countries. The fund may also invest in foreign currencies. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to


  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

increase returns. The fund may also enter into interest rate or foreign cur-rency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

  IMPORTANT DEFINITIONS


 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.




 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Forward foreign currency exchange do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.
54

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A and B Shares were launched in April 1996 and Investor C Shares were launched in September 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

                           [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 8.40%

                  Worst Quarter   Q2 '94: -2.06%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

                           [BAR CHART APPEARS HERE]


               92       93       94       95       96      97      98
             ------   ------   ------   ------   -----   -----   ------
              6.17%   15.31%   -3.71%   20.02%  10.26%   9.75%   10.97%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  International Bond; Inv A      2.37%    4.43%    4.66%     4.29%    07/01/91
  International Bond; Inv B      1.16%    4.40%    4.96%     4.77%    07/01/91
  International Bond; Inv C      4.87%    5.64%    5.39%     4.97%    07/01/91
  Salomon Non-U.S. Hedged Govt. 11.54%   11.48%    9.41%    10.06%      N/A
-------------------------------------------------------------------------------


These returns assume payment of applicable sales charges.

           Expenses and Fees
Expenses   As a shareholder you pay certain fees and expenses. Shareholder and Fees transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                    A Shares B Shares C Shares

Maximum Front-End Sales Charge*     5.0%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge       0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory Fees                            .55%     .55%     .55%
Distribution and service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .68%     .68%     .68%
Total annual fund operating expenses    1.73%    2.38%    2.38%
Fee waivers and expense reimbursements*  .23%     .13%     .13%
Net Expenses*                           1.50%    2.25%    2.25%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $645  $  996  $1,371  $2,421
B Shares**
   Redemption     $678  $1,080  $1,459  $2,469***
B Shares
   No Redemption  $228  $  730  $1,259  $2,469***
C Shares**
   Redemption     $328  $  730  $1,259  $2,706
C Shares
   No Redemption  $228  $  730  $1,259  $2,706

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The fund's manager is Andrew Gordon, a Managing Director at BlackRock Financial Management, Inc. (BFM) since 1996. Prior to joining BFM he was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. He has served as fund manager since 1997.
58

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

Financial Highlights
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                       International Bond Portfolio

                               INVESTOR A SHARES                        INVESTOR B SHARES
---------------------------------------------------------------------------------------------------------
                                                        For the                                  For the
                                                        Period                                   Period
                            Year        Year           4/22/96/1     Year        Year           4/19/96/1
                            Ended       Ended          / through     Ended       Ended          / through
                           9/30/98     9/30/97          9/30/96     9/30/98     9/30/97          9/30/96
Net asset value at
 beginning of period       $10.95      $11.71           $11.37      $10.95      $11.71           $11.36
                           ------      ------           ------      ------      ------           ------
Income from investment
 operations
 Net investment income       0.47        1.10             0.26        0.40        1.06             0.22
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.76        0.05             0.32        0.75         - -             0.33
                           ------      ------           ------      ------      ------           ------
  Total from investment
   operations                1.23        1.15             0.58        1.15        1.06             0.55
                           ------      ------           ------      ------      ------           ------
Less distributions
 Distributions from net
  investment income         (0.52)      (1.42)           (0.24)      (0.43)      (1.33)           (0.20)
 Distributions from net
  realized capital
  gains                     (0.42)      (0.49)             - -       (0.42)      (0.49)             - -
                           ------      ------           ------      ------      ------           ------
  Total distributions       (0.94)      (1.91)           (0.24)      (0.85)      (1.82)           (0.20)
                           ------      ------           ------      ------      ------           ------
Net asset value at end
 of period                 $11.24      $10.95           $11.71      $11.24      $10.95           $11.71
                           ======      ======           ======      ======      ======           ======
Total return/3/             11.98%      11.02%            5.13%      11.15%      10.11%            4.90%
Ratios/Supplemental
 data
 Net assets at end of
  period
  (in thousands)           $1,705      $1,015           $  176      $1,512      $  979           $  136
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.48%/4/    1.42%/3/,/4/     1.45%/2/    2.22%/4/    2.12%/3/,/4/     2.09%/2/
 Before
  advisory/administration
  fee waivers                1.63%       1.52%            1.86%/2/    2.37%       2.22%            2.49%/2/
 Ratios of net
  investment income to
  average net assets
 After
  advisory/administration
  fee waivers                3.59%       4.49%            5.29%/2/    2.83%       3.65%            4.61%/2/
 Before
  advisory/administration
  fee waivers                3.44%       4.39%            4.88%/2/    2.68%       3.55%            4.21%/2/
Portfolio turnover rate       225%        272%             108%        225%        272%             108%

                               INVESTOR C SHARES
---------------------------------------------------------------------------------------------------------
                                                        For the
                                                        Period
                            Year        Year           9/11/96/1
                            Ended       Ended          / through
                           9/30/98     9/30/97          9/30/96

Net asset value at
 beginning of period       $10.95      $11.71           $11.58
                           ----------- --------------- ------------
Income from investment
 operations
 Net investment income       0.54        1.15             0.02
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.61       (0.09)            0.12
                           ----------- --------------- ------------
  Total from investment
   operations                1.15        1.06             0.14
                           ----------- --------------- ------------
Less distributions
 Distributions from net
  investment income         (0.43)      (1.33)           (0.01)
 Distributions from net
  realized capital
  gains                     (0.42)      (0.49)             - -
                           ----------- --------------- ------------
  Total distributions       (0.85)      (1.82)           (0.01)
                           ----------- --------------- ------------
Net asset value at end
 of period                 $11.24      $10.95           $11.71
                           =========== =============== ============
Total return/3/             11.15%      10.13%            1.24%
Ratios/Supplemental
 data
 Net assets at end of
  period
  (in thousands)           $1,249      $  474           $   19
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                2.22%/4/    2.11%/2/,/4/     1.53%/2/
 Before
  advisory/administration
  fee waivers                2.37%       2.21%            1.93%/2/
 Ratios of net
  investment income to
  average net assets
 After
  advisory/administration
  fee waivers                2.83%       3.57%            2.79%/2/
 Before
  advisory/administration
  fee waivers                2.68%       3.47%            2.38%/2/
Portfolio turnover rate       225%        272%             108%


/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.

/4/Including interest expense, ratios for the Investor A, Investor B and Investor C Shares would have been 1.48%, 2.22% and 2.22%, respectively, for the year ended September 30, 1998, 1.42%, 2.12% and 2.11%, respectively, for the year ended September 30, 1997.

             BlackRock
[LOGO]       High Yield Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal

The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield secu-rities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including mezzanine investments, collateralized bond obli-gations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C." These securities are very risky and have uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such investments to be debt secu-rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations which are
 securities backed by a
 diversified pool of
 high yield securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they also may be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund currently may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered spec-ulative, meaning there is a significant risk that companies issuing these secu-rities may not be able to

  IMPORTANT DEFINITIONS

 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.




 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

repay principal and pay interest or dividends on time. In addition, other cred-itors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the risk of investing in both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on
the assets which were prepaid. Certain commercial mortgage-backed securi     -
62
ties are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B or C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                        A Shares B Shares C Shares

Maximum Front-End Sales Charge*         5.0%    0.0%    0.0%
(as percentage of offeringn price)
Maximum Deferred Sales Charge           0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                            A Shares B Shares C Shares


Advisory Fees                               .50%     .50%     .50%
Distribution and service (12b-1) fees       .50%    1.15%    1.15%
Other expenses*                             .40%     .40%     .40%
Total annual fund operating expenses       1.40%    2.05%    2.05%
Fee waivers and expense reimbursements**    .23%     .13%     .13%
Net Expenses**                             1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $613   $900
B Shares**
   Redemption     $645   $980
B Shares
   No Redemption  $195   $630
C Shares**
   Redemption     $295   $630
C Shares
   No Redemption  $195   $630

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

Fund Management

The fund is co-managed by Dennis Schaney and Keith Anderson. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BlackRock Finan-cial Management, Inc. (BFM) since February 1998. Prior to joining BFM he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Keith Anderson, co-leader of the High Yield Team, has served as Managing Director of BFM since 1988. Both have co-managed the fund since its inception.

             BlackRock
logo         Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.
Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.
70

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in July 1996 and Investor C Shares were launched in February 1997. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these other Classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 8.06%

                  Worst Quarter   Q1 '94: -6.93%


                           [BAR CHART APPEARS HERE]


              91      92       93       94       95       96      97      98
           ------   ------   ------   ------   ------   -----   -----   ------
           11.36%    8.85%   12.88%   -7.09%   17.76%   5.36%   9.61%    5.92%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  Tax-Free Income; Inv A         1.67%    5.47%    5.13%     7.37%    05/14/90
  Tax-Free Income; Inv B         0.40%    5.03%    5.18%     7.64%    05/14/90
  Tax-Free Income; Inv C         4.08%    6.28%    5.61%     7.64%    05/14/90
  Lehman Municipal               6.48%    6.69%    6.23%     8.29%      N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 05/01/90 is used as the beginning value on 05/14/90.


These returns assume payment of applicable sales charges.

                                                                 Expenses
                                                                 and Fees
Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

These returns assume payment of applicable sales charge.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                                      A Shares B Shares C Shares

Maximum Front-End Sales Charge*       4.0%    0.0%    0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge         0.0%    4.5%**  1.00%***
(as percentage of offering price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .45%     .45%     .45%
Total annual fund operating
 expenses                        1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements*                  .38%     .28%     .28%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $804   $1,126  $2,035
B Shares**
   Redemption     $635   $981   $1,303  $2,165***
B Shares
   No Redemption  $185   $631   $1,103  $2,165***
C Shares**
   Redemption     $285   $631   $1,103  $2,409
C Shares
   No Redemption  $185   $631   $1,103  $2,409

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                    Tax-Free Income Portfolio

                                      INVESTOR A SHARES                      INVESTOR B SHARES          INVESTOR C SHARES
                                                                                            For the               For the
                                                                                            Period                Period
                            Year     Year     Year     Year     Year      Year     Year    7/18/96/1     Year    2/28/97/1
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended   / through     Ended   / through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97   9/30/96     9/30/98   9/30/97
Net asset value at
 beginning of period       $11.34   $10.84   $10.61   $10.04   $11.31    $11.34   $10.84    $10.74      $11.34    $11.04
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Income from investment
 operations
 Net investment income       0.47     0.50     0.45     0.48     0.48      0.40     0.44      0.08        0.36      0.28
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.45     0.51     0.21     0.59    (0.93)     0.44     0.49      0.10        0.48      0.27
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
 Total from investment
  operations                 0.92     1.01     0.66     1.07    (0.45)     0.84     0.93      0.18        0.84      0.55
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Less distributions
 Distributions from net
  investment income         (0.48)   (0.51)   (0.43)   (0.48)   (0.48)    (0.40)   (0.43)    (0.08)      (0.40)    (0.25)
 Distributions from net
  realized capital gains    (0.05)     - -      - -    (0.02)   (0.34)    (0.05)     - -       - -       (0.05)      - -
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
 Total distributions        (0.53)   (0.51)   (0.43)   (0.50)   (0.82)    (0.45)   (0.43)    (0.08)      (0.45)    (0.25)
                           ------   ------   ------   ------   ------    ------   ------    ------      ------    ------
Net asset value at end of
 period                    $11.73   $11.34   $10.84   $10.61   $10.04    $11.73   $11.34    $10.84      $11.73    $11.34
                           ======   ======   ======   ======   ======    ======   ======    ======      ======    ======
Total return3                8.34%    9.58%    6.94%   10.99%   (4.19)%    7.53%    8.77%     1.72%       7.53%     5.02%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $6,440   $5,530   $4,873   $6,591   $6,972    $2,034   $  926    $   10      $1,024       - -
 Ratios of expenses to
  average
  net assets
 After
  advisory/administration
  fee waivers                1.05%    1.02%    1.04%    1.00%    0.95 %    1.79%    1.75%     1.65%/2/    1.70%     1.70%2
 Before
  advisory/administration
  fee waivers                1.33%    1.37%    1.37%    1.78%    2.18 %    2.07%    2.10%     1.98%/2/    1.98%     2.05%2
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.17%    4.60%    4.67%    4.74%    4.53 %    3.39%    3.65%     3.84%/2/    3.19%     3.95%2
 Before
  advisory/administration
  fee waivers                3.89%    4.25%    4.35%    3.96%    3.30 %    3.11%    3.30%     3.51%/2/    2.91%     3.60%2
Portfolio turnover rate       100%     262%     268%      92%      40 %     100%     262%      268%        100%      262%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.
74

             BlackRock
logo         Delaware Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.



 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
78

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 4.66%

                  Worst Quarter   Q1 '94: -4.71%


                           [BAR CHART APPEARS HERE]

   89      90       91      92       93       94       95       96      97      98
------  ------   ------   ------   ------   ------   ------   -----   -----   ------
 6.86%   6.10%    8.61%    5.25%    7.78%   -3.76%   12.55%   3.09%   5.98%    6.20%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                                Since  Inception
                         1 Year  3 Years   5 Years  10 Years  Inception  Date
-------------------------------------------------------------------------------
  DE Tax-Free;  Inv A     1.95%    3.66%    3.83%     5.40%     5.23%  09/30/86
  DE Tax-Free;  Inv B     0.68%    3.07%    3.48%     5.05%     4.79%  09/30/86
  DE Tax-Free;  Inv C     4.37%    4.31%    3.90%     5.05%     4.79%  09/30/86
  Lehman Municipal        6.48%    6.69%    6.23%     8.22%     7.94%    N/A*
-------------------------------------------------------------------------------


* For comparative purposes, the value of the index on 10/01/86 is used as the beginning value on 09/30/86.


These returns assume payment of applicable sales charges.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one- time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .40%     .40%     .40%
Total annual fund operating
 expenses                        1.45%    2.10%    2.10%
Fee waivers and expense
 reimbursements**                 .28%     .18%     .18%
Net Expenses**                   1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $514   $814
B Shares**
   Redemption     $645   $991
B Shares
   No Redemption  $195   $641
C Shares**
   Redemption     $295   $641
C Shares
   No Redemption  $195   $641

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                         Delaware Tax-Free Income Portfolio

                                         INVESTOR     INVESTOR     INVESTOR
                                         A SHARES     B SHARES     C SHARES
                                          For the      For the      For the
                                          Period       Period       Period
                                         5/11/98/1    5/11/98/1    5/11/98/1
                                         / through    / through    / through
                                          9/30/98      9/30/98      9/30/98
Net asset value at beginning of period    $10.00       $10.00       $10.00
                                          ------       ------       ------
Income from investment operations
 Net investment income                      0.15         0.12         0.12
 Net gain (loss) on investments (both
  realized and unrealized)                  0.34         0.34         0.34
                                          ------       ------       ------
  Total from investment operations          0.49         0.46         0.46
                                          ------       ------       ------
Less distributions
 Distributions from net investment
  income                                   (0.16)       (0.13)       (0.13)
 Distributions from net realized capital
  gains                                      - -          - -          - -
                                          ------       ------       ------
  Total distributions                      (0.16)       (0.13)       (0.13)
                                          ------       ------       ------
Net asset value at end of period          $10.33       $10.33       $10.33
                                          ======       ======       ======
Total return/3/                             4.97%        4.67%        4.67%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                              $2,546       $1,740       $  716
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   1.15%/2/     1.83%/2/     1.89%/2/
 Before advisory/administration fee
  waivers                                   1.33%/2/     2.01%/2/     2.07%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   3.68%/2/     2.89%/2/     2.81%/2/
 Before advisory/administration fee
  waivers                                   3.50%/2/     2.71%/2/     2.63%/2/
Portfolio turnover rate                       54%          54%          54%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.
82

             BlackRock
logo         Ohio Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with pres-ervation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.


  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics;
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the eco-nomic conditions and governmental policies of Ohio and its political subdivi-sions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a

 particular facility or
 class of
 facilities, such as a
 water or sewer system,
 or from the proceeds of
 a special excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for older share classes of the fund. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investor B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than these other classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.


                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 7.36%

                  Worst Quarter   Q1 '94: -6.15%


                           [BAR CHART APPEARS HERE]


              93      94       95       96       97       98
            -----   ------   ------   ------   ------   -----
           10.14%   -6.51%   17.45%    3.64%    8.15%   5.86%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  OH Tax-Free; Inv A            1.66%    4.44%    4.58%     5.42%    12/01/92
  OH Tax-Free; Inv B            0.34%    3.85%    4.34%     5.57%    12/01/92
  OH Tax-Free; Inv C            4.02%    5.09%    4.76%     5.57%    12/01/92
  Lehman Municipal              6.48%    6.69%    6.23%     7.92%      N/A
-------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-

time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a con-tingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circum-stances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.
88

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.



Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .50%     .50%     .50%
Total annual fund operating
 expenses                        1.50%    2.15%    2.15%
Fee waivers and expense
 reimbursements*                  .43%     .33%     .33%
Net Expenses*                    1.07%    1.82%    1.82%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. Net Expenses in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $815   $1,147  $2,084
B Shares**
   Redemption     $635   $991   $1,324  $2,214***
B Shares
   No Redemption  $185   $641   $1,124  $2,214***
C Shares**
   Redemption     $285   $641   $1,124  $2,457
C Shares
   No Redemption  $185   $641   $1,124  $2,457

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                   Ohio Tax-Free Income Portfolio

                                         INVESTOR A                                  INVESTOR B                   INVESTOR C
                                           SHARES                                      SHARES                       SHARES
                                                                                                      For the      For the
                                                                                                      Period        Period
                            Year     Year     Year     Year     Year      Year     Year     Year    10/13/94/1/   8/26/98/1
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended     through     / through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97  9/30/96    9/30/95      9/30/98
Net asset value at
 beginning of period       $10.50   $10.15   $10.05   $ 9.60   $10.53    $10.50   $10.15   $10.05     $ 9.58        $10.74
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Income from investment
 operations
 Net investment income       0.45     0.45     0.46     0.52     0.53      0.37     0.37     0.38       0.42          0.03
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.38     0.35     0.10     0.45    (0.91)     0.38     0.35     0.10       0.47          0.14
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
 Total from investment
  operations                 0.83     0.80     0.56     0.97    (0.38)     0.75     0.72     0.48       0.89          0.17
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Less distributions
 Distributions from net
  investment income         (0.45)   (0.45)   (0.46)   (0.52)   (0.53)    (0.37)   (0.37)   (0.38)     (0.42)        (0.03)
 Distributions from net
  realized capital gains      - -      - -      - -      - -    (0.02)      - -      - -      - -        - -           - -
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
 Total distributions        (0.45)   (0.45)   (0.46)   (0.52)   (0.55)    (0.37)   (0.37)   (0.38)     (0.42)        (0.03)
                           ------   ------   ------   ------   ------    ------   ------   ------     ------        ------
Net asset value at end of
 period                    $10.88   $10.50   $10.15   $10.05   $ 9.60    $10.88   $10.50   $10.15     $10.05        $10.88
                           ======   ======   ======   ======   ======    ======   ======   ======     ======        ======
Total return/3/              8.05%    8.03%    5.66%   10.46%   (3.75)%    7.25%    7.23%    4.87%      9.33%         1.60%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,774   $2,614   $2,833   $3,303   $3,825    $1,116   $  622   $  161     $  106        $  527
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%    1.02%    0.91%    0.38%    0.10%     1.79%    1.75%    1.66%      1.17%/2/      1.71%/2/
 Before
  advisory/administration
  fee waivers                1.39%    1.53%    1.50%    1.45%    1.49%     2.12%    2.26%    2.26%      2.25%/2/      2.04%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.22%    4.35%    4.57%    5.42%    5.18%     3.41%    3.52%    3.80%      4.48%/2/      2.82%/2/
 Before
  advisory/administration
  fee waivers                3.89%    3.84%    3.98%    4.35%    3.79%     3.08%    3.01%    3.21%      3.41%/2/      2.49%/2/
Portfolio turnover rate        77%      87%     136%      63%      61%       77%      87%     136%        63%           77%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.
90

             BlackRock
logo         Kentucky Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.


 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The Fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.



 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
94

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                            [BAR CHART APPEARS HERE]


As of 12/31         Investor A Shares
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 5.25%

                  Worst Quarter   Q1 '94: -4.49%


                           [BAR CHART APPEARS HERE]

   89      90       91      92       93       94       95       96      97      98
------  ------   ------   ------   ------   ------   ------   -----   -----   ------
 7.59%   7.01%    8.66%    6.79%    9.03%   -3.69%   12.90%   3.17%   6.42%    5.85%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                                Since  Inception
                         1 Year  3 Years   5 Years  10 Years  Inception  Date
-------------------------------------------------------------------------------
  KY Tax-Free;  Inv A     1.62%    3.83%    4.01%     5.91%     6.00%  11/30/87
  KY Tax-Free;  Inv B     0.34%    3.25%    3.67%     5.55%     5.60%  11/30/87
  KY Tax-Free;  Inv C     4.02%    4.48%    4.09%     5.55%     5.60%  11/30/87
  Lehman Municipal        6.48%    6.69%    6.23%     8.22%     8.47%    N/A
-------------------------------------------------------------------------------

These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .55%     .55%     .55%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses*                   .47%     .47%     .47%
Total annual fund operating
 expenses                        1.52%    2.17%    2.17%
Fee waivers and expense
 reimbursements**                 .35%     .25%     .25%
Net Expenses**                   1.17%    1.92%    1.92%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years

A Shares*         $514  $  828
B Shares**
   Redemption     $645  $1,005
B Shares
   No Redemption  $195  $  655
C Shares**
   Redemption     $295  $  655
C Shares
   No Redemption  $195  $  655

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been man-ager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                                        Kentucky Tax-Free Income Portfolio

                                         INVESTOR     INVESTOR     INVESTOR
                                         A SHARES     B SHARES     C SHARES
                                          For the      For the      For the
                                          Period       Period       Period
                                         5/11/98/1/   5/11/98/1/   5/11/98/1/
                                           through      through      through
                                          9/30/98      9/30/98      9/30/98
Net asset value at beginning of period    $10.00       $10.00       $10.00
                                          ------       ------       ------
Income from investment operations
 Net investment income                      0.16         0.15         0.15
 Net gain (loss) on investments (both
  realized and unrealized)                  0.31         0.29         0.29
                                          ------       ------       ------
  Total from investment operations          0.47         0.44         0.44
                                          ------       ------       ------
Less distributions
 Distributions from net investment
  income                                   (0.16)       (0.13)       (0.13)
 Distributions from net realized capital
  gains                                      - -          - -          - -
                                          ------       ------       ------
  Total distributions                      (0.16)       (0.13)       (0.13)
                                          ------       ------       ------
Net asset value at end of period          $10.31       $10.31       $10.31
                                          ======       ======       ======
Total return/3/                             4.76%        4.45%        4.45%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                              $  975       $  --        $  --
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                   1.17%/2/     0.67%/2/     0.67%/2/
 Before advisory/administration fee
  waivers                                   1.42%/2/     0.92%/2/     0.92%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                   4.07%/2/     0.64%/2/     5.00%/2/
 Before advisory/administration fee
  waivers                                   3.82%/2/     0.39%/2/     4.75%/2/
Portfolio turnover rate                        7%           7%           7%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected.
98

             BlackRock
logo         New Jersey Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Govern-ment, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses lever-age. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
021

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has var-ied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Munici-pal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996, Investor B Shares were launched in July 1996 and Investor C Shares were launched in December 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

[BAR CHART]

As of 12/31          Investor A Shares
--------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------

                        92      8.90%
  Best Quarter          93     11.58%
  Q1 '95: 6.13%         94     -4.70%
                        95     14.94%
                        96      3.44%
  Worst Quarter         97      8.08%
  Q1 '94: -5.17%        98      5.80%


                          The bars for 1992-1996 are
                            based upon performance
                              for Service Shares
                                  of the fund





As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
---------------------------------------------------------------------------
NJ Tax-Free; Inv A          1.56%    4.33%     4.46%      6.66%    07/01/91
---------------------------------------------------------------------------
NJ Tax-Free; Inv B          0.28%    3.86%     4.50%      6.98%    07/01/91
---------------------------------------------------------------------------
NJ Tax-Free; Inv C          3.96%    5.10%     4.92%      6.98%    07/01/91
---------------------------------------------------------------------------
Lehman Municipal            6.48%    6.69%     6.23%      7.95%      N/A
---------------------------------------------------------------------------


These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    47%      .47%     .47%
Total annual fund operating
 expenses                        1.47%    2.12%    2.12%
Fee waivers and expense
 reimbursements*                  .40%     .30%     .30%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's dis-tributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemp-tion at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $812   $1,141  $2,071
B Shares**
   Redemption     $635   $985   $1,312  $2,185***
B Shares
   No Redemption  $185   $635   $1,112  $2,185***
C Shares**
   Redemption     $285   $635   $1,112  $2,428
C Shares
   No Redemption  $185   $635   $1,112  $2,428

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A or B Share Outstanding Throughout Each Period)

                                     New Jersey Tax-Free Income Portfolio

                                   INVESTOR A SHARES                      INVESTOR B SHARES
                                             For the      For the                        For the
                                             Period        Period                        Period
                            Year     Year    2/1/96      1/26/96/1/    Year     Year    7/2/96/1/
                            Ended    Ended   through      through      Ended    Ended    through
                           9/30/98  9/30/97  9/30/96      1/31/96     9/30/98  9/30/97   9/30/96
Net asset value at
 beginning of period       $11.65   $11.27   $11.61        $11.54     $11.65   $11.27    $11.15
                           ------   ------   ------        ------     ------   ------    ------
Income from investment
 operations
 Net investment income       0.50     0.51     0.34           - -       0.41     0.41      0.09
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                0.42     0.37    (0.34)         0.07       0.42     0.38      0.12
                           ------   ------   ------        ------     ------   ------    ------
 Total from investment
  operations                 0.92     0.88     0.00          0.07       0.83     0.79      0.21
                           ------   ------   ------        ------     ------   ------    ------
Less distributions
 Distributions from net
  investment income         (0.50)   (0.50)   (0.34)          - -      (0.41)   (0.41)    (0.09)
                           ------   ------   ------        ------     ------   ------    ------
 Total distributions        (0.50)   (0.50)   (0.34)          - -      (0.41)   (0.41)    (0.09)
                           ------   ------   ------        ------     ------   ------    ------
Net asset value at end of
 period                    $12.07   $11.65   $11.27        $11.61     $12.07   $11.65    $11.27
                           ======   ======   ======        ======     ======   ======    ======
Total return/3/              8.10%    7.94%   (0.01)%        0.63%      7.30%    7.14%     2.04%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,432   $1,548   $  894        $   14     $1,051   $  767    $   30
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.06%    1.02%    1.01%/2/      1.02%/2/   1.80%    1.74%     1.74%/2/
 Before
  advisory/administration
  fee waivers                1.36%    1.34%    1.33%/2/      1.36%/2/   2.10%    2.06%     2.06%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                4.26%    4.41%    4.29%/2/      2.79%/2/   3.43%    3.60%     3.48%/2/
 Before
  advisory/administration
  fee waivers                3.96%    4.09%    3.98%/2/      2.45%/2/   3.13%    3.28%     3.16%/2/
Portfolio turnover rate        24%      77%     109%           26%        24%      77%      109%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             BlackRock
logo         Pennsylvania Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million, and
 issued within the last
 5 years remaining matu-
 rities of not less than
 one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.



 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
101

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

The performance for the period before Investor B and C Shares were launched is based upon performance for other share classes of the fund. Investor B Shares were launched in October 1994 and Investor C Shares were launched in August 1998. The actual returns of Investors B and C Shares would have been lower than shown because Investor B and C Shares have higher expenses than those older Classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.

[BAR CHART]

As of 12/31          Investor A Shares
--------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------

  Best Quarter          93     12.62
  Q1 '95: 7.54%         94     -7.12
                        95     17.86
                        96      4.10
  Worst Quarter         97      8.23
  Q1 '94: -6.29%        98      5.65


As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------

                                                          Since   Inception
                           1 Year   3 Years   5 Years   Inception    Date
---------------------------------------------------------------------------
PA Tax-Free; Inv A          1.39%    4.56%     4.59%      5.91%    12/01/92
---------------------------------------------------------------------------
PA Tax-Free; Inv B          0.59%    4.08%     4.45%      6.18%    12/01/92
---------------------------------------------------------------------------
PA Tax-Free; Inv C          4.28%    5.33%     4.87%      6.18%    12/01/92
---------------------------------------------------------------------------
Lehman Municipal            6.48%    6.69%     6.23%      7.92%      N/A
---------------------------------------------------------------------------


 These returns assume payment of applicable sales charges.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

This prospectus offers shareholders different ways to invest with three sepa-rate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. With one option (In-vestor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no frontend charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won't necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees
(Fees paid directly from your investment)

                               A Shares B Shares C Shares

Maximum Front-End Sales
 Charge*                         4.0%    0.0%    0.0%
(as percentage of offering
 price)
Maximum Deferred Sales Charge    0.0%    4.5%**  1.00%***
(as percentage of offering
 price)

  * Reduced front-end sales charges may be available. A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

 ** The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See page 120 for complete schedule of CDSCs.)
*** There is no CDSC on C Shares after one year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .50%     .50%     .50%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .39%     .39%     .39%
Total annual fund operating
 expenses                        1.39%    2.04%    2.04%
Fee waivers and expense
 reimbursements*                  .32%     .22%     .22%
Net Expenses*                    1.07%    1.82%    1.82%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, has contractually agreed to waive all 12b-1 distribution fees on Investor A Shares (otherwise payable at the maximum annual rate of .10% of average daily net assets) for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                 1 Year 3 Years 5 Years 10 Years

A Shares*         $505   $792   $1,101  $1,975
B Shares**
   Redemption     $635   $968   $1,278  $2,106***
B Shares
   No Redemption  $185   $618   $1,078  $2,106***
C Shares**
   Redemption     $285   $618   $1,078  $2,351
C Shares
   No Redemption  $185   $618   $1,078  $2,351

  *Reflects imposition of sales charge.

 **Reflects deduction of CDSC.

*** Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

                        Pennsylvania Tax-Free Income Portfolio

                                         INVESTOR A                                  INVESTOR B                   INVESTOR C
                                           SHARES                                      SHARES                       SHARES
                                                                                                      For the      For the
                                                                                                      Period        Period
                            Year     Year     Year     Year     Year      Year     Year     Year    10/03/94/1/    8/14/98
                            Ended    Ended    Ended    Ended    Ended     Ended    Ended    Ended     through      through
                           9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/98  9/30/97  9/30/96    9/30/95      9/30/98
Net asset value at
 beginning of period       $ 10.77  $ 10.44  $ 10.33  $  9.82  $ 10.70   $ 10.77  $ 10.44  $10.33     $ 9.82        $11.00
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Income from investment
 operations
 Net investment income        0.45     0.48     0.48     0.48     0.52      0.39     0.40    0.40       0.42          0.42
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.40     0.33     0.11     0.51    (0.85)     0.41     0.33    0.11       0.51          0.15
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
 Total from investment
  operations                  0.85     0.81     0.59     0.99    (0.33)     0.80     0.73    0.51       0.93          0.57
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Less distributions
 Distributions from net
  investment income          (0.47)   (0.48)   (0.48)   (0.48)   (0.52)    (0.42)   (0.40)  (0.40)     (0.42)        (0.42)
 Distributions from net
  realized capital gains       - -      - -      - -      - -    (0.03)      - -      - -     - -        - -           - -
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
 Total distributions         (0.47)   (0.48)   (0.48)   (0.48)   (0.55)    (0.42)   (0.40)  (0.40)     (0.42)        (0.42)
                           -------  -------  -------  -------  -------   -------  -------  ------     ------        ------
Net asset value at end of
 period                    $ 11.15  $ 10.77  $ 10.44  $ 10.33  $  9.82   $ 11.15  $ 10.77  $10.44     $10.33        $11.15
                           =======  =======  =======  =======  =======   =======  =======  ======     ======        ======
Total return/3/               8.04%    7.95%    5.81%   10.30%   (3.06)%    7.56%    7.12%   5.04%      9.69%         7.56%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $34,712  $32,900  $38,031  $42,775  $46,563   $17,601  $12,388  $7,974     $4,008        $  184
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 1.01%    0.97%    1.00%    0.98%    0.41%     1.78%    1.76%   1.74%      1.57%/2/      1.58%/2/
 Before
  advisory/administration
  fee waivers                 1.25%    1.30%    1.30%    1.30%    1.01%     2.02%    2.07%   2.03%      1.89%/2/      1.82%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 4.25%    4.54%    4.58%    4.88%    5.06%     3.46%    3.73%   3.81%      4.07%/2/      2.98%/2/
 Before
  advisory/administration
  fee waivers                 4.01%    4.23%    4.29%    4.56%    4.46%     3.22%    3.42%   3.51%      3.75%/2/      2.74%/2/
Portfolio turnover rate         43%      97%     119%      66%      30%       43%      97%    119%        66%           43%

/1/Commencement of operations of share class.

/2/Annualized.

/3/Neither front-end sales load nor contingent deferred sales load is reflected in total return.

             About Your Investment
logo

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares from a
Registered Investment
Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your registered representative about the details of your investment

--------------------------------------------------------------------------------

What Price Per Share
Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10. When you buy Investor Shares you pay the NAV/share plus the sales charge if you are purchasing Investor A Shares.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

PFPC, the Company's transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

-------------------------------------------------------------------------------
When Must You Pay?

Payment for an order must be made by your registered representative in immedi-ately available funds by 4 p.m. (Eastern time) on the third business day fol-lowing PFPC's receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are purchasing must accompany a completed purchase application. The Company does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

-------------------------------------------------------------------------------
How Much is the
Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The Company won't accept a purchase order of $1 million or more for Investor
161

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B or Investor C Shares. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.
--------------------------------------------------------------------------------

Which Pricing Option
Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this prospectus, you can choose from Investor A, B, or C Shares.
A Shares (Front-End Load)

  .One time sales charge paid at time of purchase

  .Never a charge for redeeming shares

  .Lower ongoing fees

  .Free exchange with other A Shares in BlackRock Funds family

  .Advantage: Makes sense for investors who have long-term investment horizon because ongoing fees are less than for other Investor Share classes.

  .Disadvantage: You pay sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

  .No front-end sales charge when you buy shares

  .You pay sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years from a high of 4.5%.

  .Higher ongoing fees than A Shares

  .Free exchange with other B Shares in BlackRock Funds family

  .Automatically convert to A Shares seven years from purchase

  .Advantage: No up-front sales charge so you start off owning more shares.

  .Disadvantage: You pay higher ongoing fees than on A Shares each year you own shares, which means that you can expect lower total performance per share.

C Shares (Level Load)

  .No front-end sales charge when you buy shares

  .Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase

  .Higher ongoing fees than A Shares

  .Free exchange with other C Shares in BlackRock Funds family

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  .Advantage: No up-front sales charge so you start off owning more shares.
   These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.

  .Disadvantage: You pay higher ongoing fees than on A shares each year you own shares, which means that you can expect lower total performance per share. Shares do not convert to A Shares.

Investor B Shares received through the reinvestment of dividends and distribu-tions convert to A Shares 7 years after the reinvestment or at the same time as the conversion of the investor's most recently purchased B Shares that were not received through reinvestment (whichever is earlier).

If a shareholder acquiring Investor A Shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

How Much is the
Sales Charge?

The tables below show the schedule of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge.

Purchase of Investor
A Shares

The following schedule of front-end sales charges and quantity discounts applies to the Low Duration Bond Portfolio.

  AMOUNT OF                                  SALES CHARGE AS  SALES CHARGE AS
  TRANSACTION AT                             % OF OFFERING    % OF NET ASSET
  OFFERING PRICE                             PRICE*           VALUE*
  Less than $25,000                               3.00%           3.09%
  $25,000 but less than   $50,000                 2.75%           2.83%
  $50,000 but less than   $100,000                2.50%           2.56%
  $100,000 but less than  $250,000                2.00%           2.04%
  $250,000 but less than  $500,000                1.50%           1.52%
  $500,000 but less than  $1,000,000              1.00%           1.01%
  $1million or more                               0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the Intermediate Government Bond, Intermediate Bond, Core Bond, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, Delaware Tax-Free Income and GNMA Portfolios.

  AMOUNT OF                                  SALES CHARGE AS  SALES CHARGE AS
  TRANSACTION AT                             % OF OFFERING    % OF NET ASSET
  OFFERING PRICE                             PRICE*           VALUE*
  Less than $25,000                                4.00%           4.17%
  $25,000 but less than    $50,000                 3.75%           3.90%
  $50,000 but less than    $100,000                3.50%           3.63%
  $100,000 but less than   $250,000                3.00%           3.09%
  $250,000 but less than   $500,000                2.00%           2.04%
  $500,000 but less than   $1,000,000              1.00%           1.01%
  $1 million or more                               0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Government Income and Managed Income Portfolios.

  AMOUNT OF                                   SALES CHARGE AS  SALES CHARGE AS
  TRANSACTION AT                              % OF OFFERING    % OF NET ASSET
  OFFERING PRICE                              PRICE*           VALUE*
  Less than $25,000                                4.50%           4.71%
  $25,000 but less than    $50,000                 4.25%           4.70%
  $50,000 but less than    $100,000                4.00%           4.17%
  $100,000 but less than   $250,000                3.50%           3.63%
  $250,000 but less than   $500,000                2.50%           2.56%
  $500,000 but less than   $1,000,000              1.50%           1.52%
  $1 million or more                               0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following schedule of front-end sales charges and quantity discounts applies to the International Bond Portfolio and the High Yield Bond Portfolio.

  AMOUNT OF                                    SALES CHARGE AS  SALES CHARGE AS
  TRANSACTION AT                               % OF OFFERING    % OF NET ASSET
  OFFERING PRICE                               PRICE*           VALUE*
  Less than $25,000                                5.00%           5.26%
  $25,000 but less than    $50,000                 4.75%           4.99%
  $50,000 but less than    $100,000                4.50%           4.71%
  $100,000 but less than   $250,000                4.00%           4.17%
  $250,000 but less than   $500,000                3.00%           3.09%
  $500,000 but less than   $1,000,000              2.00%           2.04%
  $1 million or more                               0.0%            0.0%

* There is no initial sales charge on purchases of $1,000,000 or more of Investor A shares; however you will pay a contingent deferred sales charge of 1.00% of the offering price or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.
--------------------------------------------------------------------------------

Purchase of
Investor B Shares

Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the offer-ing price or the net asset value of the B Shares on the redemption date (which-ever is less). The amount of any CDSC an investor must pay depends on the num-ber of years that elapse between the date of purchase and the date of redemption.

                                             CONTINGENT DEFERRED
                                             SALES CHARGE (AS %
                                             OF DOLLAR AMOUNT
  NUMBER OF YEARS                            SUBJECT TO THE
  ELAPSED SINCE PURCHASE                     CHARGE)
  Up to one year                             4.50%
  More than one but less than two years      4.00%
  More than two, but less than three years   3.50%
  More than three but less than four years   3.00%
  More than four but less than five years    2.00%
  More than five but less than six years     1.00%
  More than six years                        0.00%

--------------------------------------------------------------------------------


Purchase of
Investor C Shares

Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The 1.00% is based on the offering price or the net asset value of the C Shares on the redemption date (whichever is less). There is no CDSC on C Shares redeemed after 12 months.

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--------------------------------------------------------------------------------

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Company redeems the Shares that have been held the longest.

--------------------------------------------------------------------------------

Can the Sales Charge
be Reduced or
Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "break-points," cause a reduction in the front-end sale charge. The CDSC on Investor B Shares can be reduced depending on how long you own the shares. (Schedules of these reductions are listed above in the "Purchase of Investor A Shares" and "Purchase of Investor B Shares" sections.) Purchases by certain individuals and groups may be combined in determining the sales charge on Investor A Shares. The following are also ways the sales charge can be reduced or eliminated.

--------------------------------------------------------------------------------

Right of
Accumulation
(Investor A Shares)

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A Shares in any fund that is subject to a front-end sales charge, or the total amount of an initial investment in such shares less redemptions (whichever is greater), may be combined with the amount of the current purchase in the same fund in determining the amount of the sales charge. In order to use this right, the investor must alert the Company's transfer agent, PFPC, of the existence of previously purchased shares.

--------------------------------------------------------------------------------

Letter of Intent
(Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a speci-fied amount of Investor A Shares within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The Letter of Intent may be signed anytime within 90 days after the first investment to be covered by the letter. The initial investment must meet the minimum initial purchase requirement and represent at least 5% of the total intended purchase. The investor must tell PFPC that later purchases are subject to the Letter of Intent. During the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

term of the Letter of Intent, PFPC will hold Investor A Shares representing 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of the total purchase indicated in the letter. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

--------------------------------------------------------------------------------

Reinvestment
Privilege
(Investor A Shares)

Upon redeeming Investor A Shares, an investor has a one-time right, for a period of up to 60 days, to reinvest the proceeds in A Shares of another fund without any sales charge. To exercise this right, PFPC must be notified of the rein-vestment in writing at the time of purchase by the purchaser or his or her reg-istered representative. Investors should consult a tax adviser concerning the tax consequences of using this reinvestment privilege.

--------------------------------------------------------------------------------

Quantity Discounts
(Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to reduce the front-end sales charge by combining your order with the orders of certain members of your family and members of certain groups you may belong to. For more information on these discounts, please con-tact PFPC at 800-441-7762 or see the SAI.
--------------------------------------------------------------------------------

Waiving the Sales
Charge
(Investor A Shares)

Certain investors, including some people associated with the Company and its service providers, may buy Investor A Shares without paying a sales charge. For more information on the waivers, please contact PFPC at (800) 441-7762 or see the SAI.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Waiving the
Contingent Deferred
Sales Charge
(Investor B and
Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in certain circum-stances, including share exchanges and redemptions made in connection with cer-tain retirement plans and in connection with certain shareholder services offered by the Company. For more information on these waivers, please contact PFPC at (800) 441-7762 or see the SAI.


--------------------------------------------------------------------------------

Distribution and
Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Dis-tributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay brokers, deal-ers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. Investor A Shares pay a maxi-mum distribution fee of .10% per year of the average daily net asset value of each fund. Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources.

Under the Plan, the Company may enter into arrangements with Service Organiza-tions (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to
 .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. In return for that fee, Service Organi-zations may provide one or more of the following services:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Investor Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
How to Sell Shares

You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

not charge for redemptions. Shares may be redeemed by sending a written redemp-tion request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907.

You can also make redemption requests through your registered investment pro-fessional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 15 days after the purchase date to make sure that the check has cleared.

-------------------------------------------------------------------------------

Expedited
Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Company's
Rights

The Company may:

    .Suspend the right of redemption

    .Postpone date of payment upon redemption

    .Redeem shares involuntarily

    .Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.
--------------------------------------------------------------------------------

Accounts with Low
Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------
Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond                    0.16%
  Intermediate Government Bond         0.30%
  Intermediate Bond                    0.26%
  Core Bond                            0.18%
  Government Income                    0.07%
  Managed Income                       0.34%
  International Bond                   0.23%
  GNMA                                 0.17%
  Tax-Free Income                      0.28%
  Pennsylvania Tax-Free Income         0.29%
  New Jersey Tax-Free Income           0.26%
  Ohio Tax-Free Income                 0.22%
  Delaware Tax-Free Income             0.17%
  Kentucky Tax-Free Income             0.15%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Maximum Annual Contractual Fee Rate (Before Waivers)

                                        Each Fund Except
                                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                                        KY Tax-Free,      KY Tax-Free,
                                        DE Tax Free       DE Tax-Free

                                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS                  ADVISORY FEE      ADVISORY FEE
  first $1 billion                          .500%             .550%
  $1 billion--$2 billion                    .450%             .500%
  $2 billion--$3 billion                    .425%             .475%
  greater than $3 billion                   .400%             .450%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond                     .380%
  Government Income             .550%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

-------------------------------------------------------------------------------

Dividends and
Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Taxation of
Distributions


Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event and may be subject to federal, state and local income tax.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt interest divi-dends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These tax-free income funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.


Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

logo             Services for Shareholders


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.
--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 36 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) Because different funds have different sales charges, the exchange of Investor A Shares may be subject to the difference between the sales charge already paid and the higher sales charge (if any) payable on the shares acquired as a result of the exchange. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previously indicated that you did not want this option. If so, you may not use telephone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

form contact PFPC. The Company has the right to reject any telephone request.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------
Automatic Investment
Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------
Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custo-dian. For more information about applications or annual fees, please contact the Distributor at Four Falls Corporate Center, 6th floor, West Conshohocken, PA 19428-2961. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------
Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------
Systematic
Withdrawal Plan
(SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, three times a year, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional
Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemp-tions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January, 28, 1999, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature and to discuss programs and services available.
Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or 800-441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742                       [LOGO] BLACKROCK
                                                                           FUNDS

                                Bond Portfolios
                                ================================================
                                SERVICE SHARES

                                BlackRock Funds (SM) is a mutual fund family with 36 investment portfolios, 14 of which are described in this prospectus.




                                PROSPECTUS
                                January 28, 1999


                                [LOGO] BLACKROCK
                                           FUNDS

NOT FDIC-  May lose value       The securities described in this prospectus have
INSURED    No bank guarantee    been registered with the Securities and Exchange
                                Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    How to find   How to find the information you need.....................   1
the information   THE BLACKROCK BOND FUNDS
       you need   Low Duration Bond........................................   2
                  Intermediate Government Bond.............................   9
                  Intermediate Bond........................................  15
                  Core Bond................................................  21
                  GNMA Portfolio...........................................  28
                  Managed Income...........................................  34
                  International Bond.......................................  40
                  High Yield Bond..........................................  47
                  Tax-Free Income..........................................  54
                  Delaware Tax-Free Income.................................  61
                  Ohio Tax-Free Income.....................................  68
                  Kentucky Tax-Free Income.................................  75
                  New Jersey Tax-Free Income...............................  82
                  Pennsylvania Tax-Free Income.............................  89
     About Your   How to Buy/Sell Shares...................................  96
     Investment   Dividends/Distribution/Taxes............................. 104

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Bond Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on 14 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
logo         Low Duration Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its assets in bonds diversified among several catego-ries. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and com-mercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B," the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

  IMPORTANT DEFINITIONS



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks
underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater
4
risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market per-formance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]


-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 3.26%

                  Worst Quarter   Q1 '94: -0.18%


                  The bars for 1993-1996 are based
                  upon performance for Institutional
                  Shares of the fund.


                           [BAR CHART APPEARS HERE]


                  93      94       95      96       97      98
                 -----   -----   ------   -----    -----   -----
                 5.66%   1.39%   10.51%   4.71%    5.74%   6.32%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Low Duration               6.12%     5.58%     5.69%      5.49%    07/01/92
  ML 1-3 Yr. Treasury        7.00%     6.21%     5.99%      5.99%      N/A
-------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .45%
Total annual fund operating expenses     1.25%
Fee Waivers and Expense Reimbursements*   .40%
Net Expenses*                             .85%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                1 Year 3 Years 5 Years 10 Years

Service Shares   $87    $357    $648    $1,476


Expenses and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

Robert Kapito and Scott Amero co-manage the fund at BlackRock Financial Manage-ment, Inc. (BFM). Robert Kapito has been Vice Chairman of BFM since 1988 and portfolio co-manager since inception. Scott Amero has been a Managing Director of BFM since 1990 and portfolio co-manager since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                     Low Duration Bond Portfolio


                                                   For the          For the
                                                   Period            Period
                            Year        Year       4/1/96          1/12/96/1/
                            Ended       Ended      through          through
                           9/30/98     9/30/97     9/30/96          3/31/96
Net asset value at
 beginning of period       $  9.89     $  9.79     $  9.79          $   9.91
                           -------     -------     -------          --------
Income from investment
 operations
 Net investment income        0.66        0.54        0.26              0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.01        0.09       (0.01)            (0.12)
                           -------     -------     -------          --------
  Total from investment
   operations                 0.67        0.63        0.25             (0.01)
                           -------     -------     -------          --------
Less distributions
 Distributions from net
  investment income          (0.53)      (0.53)      (0.25)            (0.11)
 Distributions from net
  realized capital gains       - -         - -         - -               - -
                           -------     -------     -------          --------
  Total distributions        (0.53)      (0.53)      (0.25)            (0.11)
                           -------     -------     -------          --------
Net asset value at end of
 period                    $ 10.03     $  9.89     $  9.79          $   9.79
                           =======     =======     =======          ========
Total return                  6.96%       6.57%       2.54%            (0.11)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $18,393     $82,873     $91,870          $181,670
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.85%/3/    0.85%/3/    0.85%/2/,/3/      0.85%/2/,/3/
 Before
  advisory/administration
  fee waivers                 1.25%       1.18%       1.13%/2/          1.05%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.62%       5.86%       5.40%/2/          5.25%/2/
 Before
  advisory/administration
  fee waivers                 6.22%       5.53%       5.13%/2/          5.05%/2/
Portfolio turnover rate        227%        371%        228%              185%

                                     ------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Including interest expense, ratios would have been 1.98% for the year ended
  September 30, 1998, 1.85% for the year ended September 30, 1997, 0.97% for the period ended September 30, 1996 and 1.18% for the period ended March 31, 1996.
8

             BlackRock
logo         Intermediate Government
             Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between five and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be
  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive inter-est.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment pro-ceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

  IMPORTANT DEFINITIONS

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.



                                                                      Key Risks
10

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of divi-dends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 4.42%

                  Worst Quarter   Q1 '94: -2.45%


                  The bar for 1993 is based upon
                  performance for Institutional
                  Shares of the fund


                           [BAR CHART APPEARS HERE]


                  93      94       95      96       97      98
                 -----   -----   ------   -----    -----   -----
                 7.72%  -3.59%   13.44%   4.10%    7.41%   7.30%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Intermediate Govt.         7.30%     6.26%     5.59%      6.26%    04/20/92
  LB Intermediate Govt.      8.48%     6.74%     6.45%      7.14%      N/A*
-------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .35%
Total annual fund operating expenses     1.15%
Fee Waivers and Expense Reimbursements*   .25%
Net Expenses*                             .90%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $341    $609    $1,375

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.
Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                      Intermediate Government Bond Portfolio

                            Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                           9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
Net asset value at
 beginning of period       $ 10.11     $  9.92     $ 10.02     $  9.64     $ 10.60
                           -------     -------     -------     -------     -------
Income from investment
 operations
 Net investment income        0.58        0.56        0.56        0.56        0.53
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                 0.35        0.19       (0.12)       0.37       (0.86)
                           -------     -------     -------     -------     -------
  Total from investment
   operations                 0.93        0.75        0.44        0.93       (0.33)
                           -------     -------     -------     -------     -------
Less distributions
 Distributions from net
  investment income          (0.56)      (0.56)      (0.54)      (0.55)      (0.53)
 Distributions from net
  realized capital gains       - -         - -         - -         - -       (0.10)
                           -------     -------     -------     -------     -------
  Total distributions        (0.56)      (0.56)      (0.54)      (0.55)      (0.63)
                           -------     -------     -------     -------     -------
Net asset value at end of
 period                    $ 10.48     $ 10.11     $  9.92     $ 10.02     $  9.64
                           =======     =======     =======     =======     =======
Total return                  9.50%       7.75%       4.51%       9.99%      (3.31)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $29,697     $50,535     $47,494     $49,762     $60,812
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.88%/1/    0.85%/1/    0.83%/1/    0.69%/1/    0.65%
 Before
  advisory/administration
  fee waivers                 1.14%       1.16%       1.13%       1.06%       1.05%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 5.54%       5.70%       5.73%       5.67%       5.30%
 Before
  advisory/administration
  fee waivers                 5.28%       5.39%       5.43%       5.30%       4.90%
Portfolio turnover rate        272%        291%        580%        247%          9%

                                      -----------------------------------------

/1/Including interest expense, ratios would have been 0.91% for the year ended
  September 30, 1998, 0.97% for the year ended September 30, 1997, 1.00% for the year ended September 30, 1996, and 0.69% for the year ended September 30, 1995.
14

             BlackRock
logo         Intermediate Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between five and ten years.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may
  IMPORTANT DEFINITIONS


 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggegrate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in September 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 4.44%

                  Worst Quarter   Q1 '94: -2.86%


                           [BAR CHART APPEARS HERE]


                  94       95       96      97       98
                 -----   ------    -----   -----    -----
                -3.36%   14.28%    3.99%   7.29%    6.77%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                              1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Intermediate Bond           6.73%     6.01%     5.64%      5.21%    09/15/93
  LB Intermediate Govt./Corp. 8.43%     6.76%     6.60%      6.29%      N/A*
-------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)


Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .36%
Total annual fund operating expenses     1.16%
Fee Waivers and Expense Reimbursements*   .26%
Net Expenses*                             .90%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $343    $613    $1,386

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                   Intermediate Bond Portfolio


                            Year        Year        Year        Year        Year
                            Ended       Ended       Ended       Ended       Ended
                           9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
Net asset value at
 beginning of period       $  9.49     $  9.32     $  9.43     $  9.05     $ 10.01
                           -------     -------     -------     -------     -------
Income from investment
 operations
 Net investment income        0.58        0.55        0.53        0.54        0.54
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.20        0.17       (0.09)       0.38       (0.91)
                           -------     -------     -------     -------     -------
  Total from investment
   operations                 0.78        0.72        0.44        0.92       (0.37)
                           -------     -------     -------     -------     -------
Less distributions
 Distributions from net
  investment income          (0.55)      (0.55)      (0.52)      (0.54)      (0.53)
 Distributions from net
  realized capital gains     (0.05)        - -       (0.03)        - -       (0.06)
                           -------     -------     -------     -------     -------
  Total distributions        (0.60)      (0.55)      (0.55)      (0.54)      (0.59)
                           -------     -------     -------     -------     -------
Net asset value at end of
 period                    $  9.67     $  9.49     $  9.32     $  9.43     $  9.05
                           =======     =======     =======     =======     =======
Total return                  8.48%       8.07%       4.79%      10.46%      (3.80)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $25,946     $52,316     $45,362     $36,718     $35,764
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.89%/1/    0.83%/1/    0.83%/1/    0.74%/1/    0.70%
 Before
  advisory/administration
  fee waivers                 1.16%       1.12%       1.13%       1.09%       1.13%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.95%       6.32%       5.98%       5.90%       5.33%
 Before
  advisory/administration
  fee waivers                 6.68%       6.03%       5.67%       5.55%       4.90%
Portfolio turnover rate        221%        321%        670%        262%         92%

                                   --------------------------------------------

/1/Including interest expense, ratios would have been 2.06% for the year ended
  September 30, 1998, 1.27% for the year ended September 30, 1997, 1.14% for the year ended September 30, 1996, and 0.82% for the year ended September 30, 1995.
20

             BlackRock
logo         Core Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign
currency transactions as a hedging technique. In these trans     -

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

actions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another cur-rency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund (normal-
ly) may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the

  IMPORTANT DEFINITIONS


 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.



The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in January 1996 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]

As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 5.87%

                  Worst Quarter   Q1 '94: -2.63%


                  The bars for 1993-1996 are based
                  upon performance for Institutional
                  Shares of the fund.


                           [BAR CHART APPEARS HERE]


                  93      94       95      96       97      98
                 -----   -----   ------   -----    -----   -----
                 9.69%  -2.33%   18.18%   3.40%    6.70%   7.84%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Core Bond                  7.84%     6.62%     6.94%      7.38%    12/01/92
  Lehman Aggregate           8.69%     7.29%     7.27%      7.85%      N/A
-------------------------------------------------------------------------------

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .39%
Total annual fund operating expenses     1.19%
Fee Waivers and Expense Reimbursements*   .34%
Net Expenses*                             .85%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $87    $344    $622    $1,413


Fund Management

The manager of the fund is Keith Anderson, Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as fund manager since June 1997.
26

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                      Core Bond Portfolio


                                                    For the           For the
                                                     Period           Period
                            Year         Year        4/1/96          1/12/96/1
                            Ended       Ended       through          / through
                           9/30/98     9/30/97      9/30/96           3/31/96
Net asset value at
 beginning of period       $  9.82     $   9.55     $   9.61         $   9.91
                           -------     --------     --------         --------
Income from investment
 operations
 Net investment income        0.56         0.59         0.30             0.11
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.40         0.26        (0.07)           (0.30)
                           -------     --------     --------         --------
  Total from investment
   operations                 0.96         0.85         0.23            (0.19)
                           -------     --------     --------         --------
Less distributions
 Distributions from net
  investment income          (0.57)       (0.58)       (0.29)           (0.11)
 Distributions from net
  realized capital gains     (0.09)         - -          - -              - -
                           -------     --------     --------         --------
  Total distributions        (0.66)       (0.58)       (0.29)           (0.11)
                           -------     --------     --------         --------
Net asset value at end of
 period                    $ 10.12     $   9.82     $   9.55         $   9.61
                           =======     ========     ========         ========
Total return                 10.24%        9.71%        2.40%           (1.90)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $70,111     $122,308     $117,207         $232,040
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.85%/3/     0.85%/3/     0.85%/2/,/3/     0.85%/2/,/3/
 Before
  advisory/administration
  fee waivers                 1.19%        1.14%        1.14%/2/         1.10%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 6.05%        6.59%        6.33%/2/         5.46%/2/
 Before
  advisory/administration
  fee waivers                 5.71%        6.31%        6.04%/2/         5.21%/2/
Portfolio turnover rate        405%         441%         308%             723%

                                      -----------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Including interest expense, ratios would have been 1.18% for the year ended
  September 30, 1998, 1.35% for the year ended September 30, 1997, 1.08% for the period ended September 30, 1996 and 0.94% for the period ended March 31, 1996. For the periods prior to 3/31/96, interest income was presented net of interest expense.

             BlackRock
logo         GNMA
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major ratings agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).
28

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.


KEY RISKS

Key Risks
While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other residen-tial and commercial mortgage-backed securities and other asset-backed securi-ties. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies

  IMPORTANT DEFINITIONS


 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.




Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q2 '95: 5.75%

                  Worst Quarter   Q1 '94: -3.73%


                           [BAR CHART APPEARS HERE]


              91       92      93       94      95      96       97      98
            ------   -----   -----   -----    -----    -----   -----   -----
            15.68%   6.40%   7.54%   -3.83%   17.38    4.41%   9.37%   7.22%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  GNMA                       7.22%     6.97%     6.69%      8.09%    05/31/90
  Lehman GNMA Index          6.92%     7.31%     7.33%      8.09%      N/A*
-------------------------------------------------------------------------------

  * For comparative purposes, the value of the index on 06/01/90 is used as the beginning value on 05/31/90.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                                      .55%
Distribution and service (12b-1) fees              .30%
Other expenses*                                    .42%
Total annual fund operating expenses              1.27%
Fee Waivers and Expense Reimbursements**           .37%
Net Expenses**                                     .90%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $92    $366

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since inception.
32

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                          GNMA Portfolio


                                               For the
                                               Period
                                              5/18/98/1
                                              / through
                                               9/30/98
Net asset value at beginning of period         $10.00
                                               ------
Income from investment operations
 Net investment income                           0.27
 Net gain (loss) on investments (both
  realized and unrealized)                       0.04
                                               ------
  Total from investment operations               0.31
                                               ------
Less distributions
 Distributions from net investment income       (0.20)
 Distributions from net realized capital
  gains                                           - -
                                               ------
  Total distributions                           (0.20)
                                               ------
Net asset value at end of period               $10.11
                                               ======
Total return                                     3.18%
Ratios/Supplemental data
 Net assets at end of period (in thousands)    $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers       0.57%/2/, /3/
 Before advisory/administration fee waivers      0.94%/2/
 Ratios of net investment income to average
  net assets
 After advisory/administration fee waivers       8.95%/2/
 Before advisory/administration fee waivers      8.58%/2/
Portfolio turnover rate                            56%

                                          -------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Including interest expense, ratio would have been 0.74% for the period ended September 30, 1998.

             BlackRock
logo         Managed Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or
  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.
34
currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the
  IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.
 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.
 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks
underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to han-dle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond market perfor-mance. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q3 '91: 5.78%

                  Worst Quarter   Q1 '94: -3.49%


                  The bars for 1993-1996 are based
                  upon performance for Institutional
                  Shares of the fund.


                           [BAR CHART APPEARS HERE]


      90      91        92      93       94       95      96       97      98
    -----   ------    -----   ------   ------   ------   -----   -----   -----
    8.30%   14.96%    5.91%   11.55%   -4.69%   17.20%   3.14%   9,14%   6.97%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Managed Income             6.97%     6.38%     6.11%      7.84%    11/01/89
  Lehman Aggregate           8.69%     7.29%     7.27%      8.66%      N/A
-------------------------------------------------------------------------------

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                                 .49%
Distribution and service (12b-1) fees         .30%
Other expenses                                .32%
Total annual fund operating expenses         1.11%
Fee Waivers and Expense Reimbursements*       .16%
Net Expenses*                                 .95%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $97    $337    $596    $1,337

Fund Management

The manager of the fund is Keith Anderson. He has been a Managing Director at BlackRock Financial Management, Inc. since 1988 and manager of the fund since June 1997.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                  Managed Income Portfolio


                             Year         Year         Year      Year     Year
                            Ended        ended        ended     Ended     Ended
                           9/30/98      9/30/97      9/30/96   9/30/95   9/30/94
Net asset value at
 beginning of period       $  10.41     $  10.09     $  10.38  $   9.79  $ 11.17
                           --------     --------     --------  --------  -------
Income from investment
 operations
 Net investment income         0.60         0.66         0.61      0.63     0.59
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                  0.30         0.31        (0.20)     0.60    (1.18)
                           --------     --------     --------  --------  -------
  Total from investment
   operations                  0.90         0.97         0.41      1.23    (0.59)
                           --------     --------     --------  --------  -------
Less distributions
 Distributions from net
  investment income           (0.62)       (0.65)       (0.60)    (0.63)   (0.62)
 Distribution in excess
  of net investment
  income                        - -          - -          - -     (0.01)   (0.02)
 Distributions from net
  realized capital gains      (0.05)         - -        (0.10)      - -    (0.14)
 Distributions in excess
  of net realized gains         - -          - -          - -       - -    (0.01)
                           --------     --------     --------  --------  -------
  Total distributions         (0.67)       (0.65)       (0.70)    (0.64)   (0.79)
                           --------     --------     --------  --------  -------
Net asset value at end of
 period                    $  10.64     $  10.41     $  10.09  $  10.38  $  9.79
                           ========     ========     ========  ========  =======
Total return                   8.93%        9.93%        4.05%    12.97%   (5.49)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $257,641     $266,750     $165,073  $116,846  $67,655
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.93%/1/     0.88%/1/     0.88%     0.85%    0.80%
 Before
  advisory/administration
  fee waivers                  1.11%        1.13%        1.11%     1.05%    1.02%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  6.52%        6.76%        5.87%     6.14%    5.95%
 Before
  advisory/administration
  fee waivers                  6.34%        6.51%        5.65%     5.94%    5.73%
Portfolio turnover rate         376%         428%         638%      203%      61%

                                  ---------------------------------------------

/1/Including interest expense, ratio would have been 1.69% for the year ended
  September 30, 1998 and 1.27% for the year ended September 30, 1997. For the periods prior to October 1, 1996, interest income was presented net of interest expense.

             BlackRock
logo         International Bond
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds of for-eign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three developed countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in bonds of issuers in emerging market countries. The fund may also invest in foreign cur-rencies. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or
foreign currency transactions as a hedging technique. In these trans     -


  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

actions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another cur-rency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS
Key Risks

While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers. Typi-cally, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possi-bility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more diffi-culty obtaining information on foreign securities or companies. In addition, a portfolio of foreign securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more

  IMPORTANT DEFINITIONS

 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.


 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped signifi-cantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular coun-try than a mutual fund that is more widely diversified. For example, the Japa-nese economy (especially Japanese banks, securities firms and insurance compa-nies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's performance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could have an adverse affect on the strength and value of the U.S. dollar which in turn could affect the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 8.40%

                  Worst Quarter   Q2 '94: -2.06%


                           [BAR CHART APPEARS HERE]


              92      93       94       95       96       97      98
            -----   ------   ------   ------   ------   -----   ------
            6.17%   15.31%   -3.71%   20.02%   10.41%   9.94%   11.16%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since   Inception
                                1 Year  3 Years   5 Years  Inception    Date
-------------------------------------------------------------------------------
  International Bond            11.16%   10.50%    9.29%     9.84%    07/01/91
  Salomon Non-U.S. Hedged Govt. 11.54%   11.48%    9.41%    10.06%      N/A
-------------------------------------------------------------------------------

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)


Advisory Fees                             .55%
Distribution and service (12b-1) fees     .30%
Other expenses                            .61%
Total annual fund operating expenses     1.46%
Fee Waivers and Expense Reimbursements*   .13%
Net Expenses*                            1.33%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $135   $449    $785    $1,735

Fund Management

The fund's manager is Andrew Gordon, a Managing Director at BlackRock Financial Management, Inc. (BFM) since 1996. Prior to joining BFM he was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. He has served as fund manager since 1997.

Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                     International Bond Portfolio


                                                   For the     For the
                                                   Period      Period
                            Year        Year       2/1/96      3/1/95       Year     Year
                            Ended       Ended      through     through      Ended    Ended
                           9/30/98     9/30/97     9/30/96     1/31/96     2/28/95  2/28/94
Net asset value at
 beginning of period       $10.95      $ 11.71     $11.39      $ 10.52     $ 10.75  $ 10.76
                           ------      -------     ------      -------     -------  -------
Income from investment
 operations
 Net investment income       0.18         1.36       0.89         0.62        0.62     0.65
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                1.06        (0.19)     (0.29)        1.13       (0.48)    0.46
                           ------      -------     ------      -------     -------  -------
  Total from investment
   operations                1.24         1.17       0.60         1.75        0.14     1.11
                           ------      -------     ------      -------     -------  -------
Less distributions
 Distributions from net
  investment income         (0.53)       (1.44)     (0.28)       (0.88)      (0.13)   (0.90)
 Distributions from net
  realized capital gains    (0.42)       (0.49)       - -          - -       (0.24)   (0.22)
                           ------      -------     ------      -------     -------  -------
  Total distributions       (0.95)       (1.93)     (0.28)       (0.88)      (0.37)   (1.12)
                           ------      -------     ------      -------     -------  -------
Net asset value at end of
 period                    $11.24      $10.95      $11.71      $ 11.39     $ 10.52  $ 10.75
                           ======      =======     ======      =======     =======  =======
Total return                12.17%       11.23%      5.39%       16.79%       1.50%   10.24%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $2,359      $ 6,708     $7,836      $37,627     $45,657  $46,888
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                1.31%/1/     1.29%/1/   1.09%/2/     1.23%/2/    1.24%    1.38%
 Before
  advisory/administration
  fee waivers                1.46%        1.39%      1.20%/2/     1.23%/2/    1.24%    1.38%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                3.79%        5.02%      3.82%/2/     5.62%/2/    5.96%    6.00%
 Before
  advisory/administration
  fee waivers                3.64%        4.92%      3.72%/2/     5.62%/2/    5.96%    6.00%
Portfolio turnover rate       225%         272%       108%         159%        131%     128%

                                     ------------------------------------------

/1/Including interest expense, ratios would have been 1.31% for the period ended September 30, 1998 and 1.30% for the period ended September 30, 1997.

/2/Annualized.
46

             BlackRock
[LOGO]       High Yield Bond
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C." These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to
have comparable duration to its benchmark. Dura     -

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations, which are
 securities backed by a
 diversified pool of
 high yield securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

tion, which measures price sensitivity to interest rate changes, is not neces-sarily equal to average maturity.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

KEY RISKS
Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt.

  IMPORTANT DEFINITIONS


 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.


 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the risk of investing in both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds
by the manager will gener     -
ally be at lower rates of return than the return on the assets which were pre-paid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .50%
Distribution and service (12b-1) fees      .30%
Other expenses*                            .33%
Total annual fund operating expenses      1.13%
Fee Waivers and Expense Reimbursements**   .13%
Net Expenses**                            1.00%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $102   $346

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The fund is co-managed by Dennis Schaney and Keith Anderson. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BlackRock Financial Management, Inc. (BFM) since February 1998. Prior to joining BFM he was a Man-aging Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Keith Anderson, co-leader of the High Yield Team, has served as Managing Director of BFM since 1988. Both have co-managed the fund since its inception.

             BlackRock
logo         Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obliga-tion and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes munici-pal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are repre-sented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.





Key Risks
private activity bonds, the fund will be subject to the particular risks pre-sented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securi-ties also include "moral obligation" bonds, which are normally issued by spe-cial purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increase and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information
56
beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance of older share classes of the fund. The actual return of Service Shares would have been lower compared to one of these classes, Institutional Shares.

  *For comparative purposes, the value of the index on 05/10/90 is used as the beginning value on 05/14/90.
[BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 8.22%

                  Worst Quarter   Q1 '94: -6.87%


                  The bars for 1991-1993 are based
                  upon performance for Investor
                  A Shares of the fund.


                           [BAR CHART APPEARS HERE]


          91       92      93       94       95       96      97      98
        -----    -----   ------   ------   ------   -----   -----   -----
        11.36%   8.85%   12.99%   -6.98%   18.14%   5.51%   9.80%   6.11%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  Tax-Free Income            6.11%     7.12%     6.20%      8.00%    05/14/90
  Lehman Municipal           6.48%     6.69%     6.23%      8.29%      N/A*
-------------------------------------------------------------------------------

EXPENSES AND FEES
Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .38%
Total annual fund operating expenses     1.18%
Fee Waivers and Expense Reimbursements*   .28%
Net Expenses*                             .90%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $347    $622    $1,407


Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                     Tax-Free Income Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/98  9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                             $11.34   $ 10.84  $ 10.61  $10.04   $11.31
                                    ------   -------  -------  ------   ------
Income from investment operations
 Net investment income                0.38      0.53     0.51    0.50     0.51
 Net gain (loss) on investments
  (both realized and unrealized)      0.56      0.50     0.23    0.59    (0.93)
                                    ------   -------  -------  ------   ------
  Total from investment operations    0.94      1.03     0.74    1.09    (0.42)
                                    ------   -------  -------  ------   ------
Less distributions
 Distributions from net investment
  income                             (0.50)    (0.53)   (0.51)  (0.50)   (0.51)
 Distributions from net realized
  capital gains                      (0.05)      - -      - -   (0.02)   (0.34)
                                    ------   -------  -------  ------   ------
  Total distributions                (0.55)    (0.53)   (0.51)  (0.52)   (0.85)
                                    ------   -------  -------  ------   ------
Net asset value at end of period    $11.73   $ 11.34  $ 10.84  $10.61   $10.04
                                    ======   =======  =======  ======   ======
Total return                          8.52%     9.77%    7.14%  11.24%   (4.02)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $5,430   $58,779  $36,161  $4,713   $2,109
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.88%     0.85%    0.85%   0.80%    0.75%
 Before advisory/administration
  fee waivers                         1.16%     1.20%    1.18%   1.57%    1.98%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             4.34%     4.76%    4.88%   4.92%    4.75%
 Before advisory/administration
  fee waivers                         4.06%     4.41%    4.56%   4.15%    3.52%
Portfolio turnover rate                100%      262%     268%     92%      40%

                                     ------------------------------------------

             BlackRock
logo         Delaware Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its total assets in munici-pal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

 .It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.


 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.


 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest. These practices may reduce returns and/or increase volatili-ty. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS
Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particu-
  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

lar, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.
64

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 4.70%

                  Worst Quarter   Q1 '94: -4.67%


                           [BAR CHART APPEARS HERE]


      89     90     91     92     93     94      95     96      97     98
    -----  -----  -----  -----  -----  ------  ------  -----  -----  -----
    7.04%  6.28%  8.80%  5.42%  7.96%  -3.60%  12.74%  3.27%  6.16%  6.37%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                     1 Year   3 Years   5 Years  10 Years Inception    Date
-------------------------------------------------------------------------------
  DE Tax-Free         6.37%    5.26%     4.85%     6.01%    5.76%    09/30/86
  Lehman Municipal    6.48%    6.69%     6.23%     8.22%    7.94%      N/A*
-------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 10/01/86 is used as the beginning value on 09/30/86.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

  Advisory fees                              .55%
  Distribution and services (12b-1) fees     .30%
  Other expenses*                            .33%
  Total annual fund operating expenses      1.18%
  Fee Waivers and Expense Reimbursements**   .18%
  Net Expenses**                            1.00%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.
Expenses and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $102   $357


Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
66

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)


                                                   Delaware
                                                   Tax-Free
                                                   Income
                                                   Portfolio

                                                   For the
                                                   Period
                                                  5/11/98/1/
                                                   through
                                                   9/30/98
Net asset value at beginning of period             $10.00
                                                   ------
Income from investment operations
 Net investment income                               0.16
 Net gain (loss) on investments (both realized
  and unrealized)                                    0.34
                                                   ------
  Total from investment operations                   0.50
                                                   ------
Less distributions
 Distributions from net investment income           (0.17)
 Distributions from net realized capital gains        - -
                                                   ------
  Total distributions                               (0.17)
                                                   ------
Net asset value at end of period                   $10.33
                                                   ======
Total return                                         5.04%
Ratios/Supplemental data
 Net assets at end of period (in thousands)        $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers           0.67%/2/
 Before advisory/administration fee waivers          0.85%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers           5.00%/2/
 Before advisory/administration fee waivers          4.82%/2/
Portfolio turnover rate                                54%

                                           ------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.
                                                                             67

             BlackRock
logo         Ohio Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in secu-rities which are subject to regular Federal income tax or the Federal Alterna-tive Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or deter-mined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on
70
loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 7.36%

                  Worst Quarter   Q1 '94: -6.21%


                  The bars for 1993 are based
                  upon performance for Institutional
                  Shares of the fund.


                           [BAR CHART APPEARS HERE]


                    93       94       95       96       97       98
                  -----    -----    ------   -----    -----    -----
                  10.03%   -6.70%   17.48%   3.81%    8.34%    6.04%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  OH Tax-Free                6.04%     6.05%     5.51%      6.17%    12/01/92
  Lehman Municipal           6.48%     6.69%     6.23%      7.92%      N/A
-------------------------------------------------------------------------------

EXPENSES AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .43%
Total annual fund operating expenses     1.23%
Fee Waivers and Expense Reimbursements*   .33%
Net Expenses*                             .90%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees
 that are paid to
 BlackRock and /or its
 affiliates for share-
 holder account service
 and maintenance.

 Other Expenses:
 Include administra-
 tion, transfer agency,
 custody, professional
 fees and registration
 fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $358    $644    $1,460

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                      Ohio Tax-Free Income Portfolio


                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/98  9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                             $10.50   $10.15   $10.05   $ 9.60   $10.53
                                    ------   ------   ------   ------   ------
Income from investment operations
 Net investment income                0.48     0.47     0.48     0.52     0.49
 Net gain (loss) on investments
  (both realized and unrealized)      0.37     0.35     0.10     0.45    (0.91)
                                    ------   ------   ------   ------   ------
  Total from investment operations    0.85     0.82     0.58     0.97    (0.42)
                                    ------   ------   ------   ------   ------
Less distributions
 Distributions from net investment
  income                             (0.47)   (0.47)   (0.48)   (0.52)   (0.49)
 Distributions from net realized
  capital gains                        - -      - -      - -      - -    (0.02)
                                    ------   ------   ------   ------   ------
  Total distributions                (0.47)   (0.47)   (0.48)   (0.52)   (0.51)
                                    ------   ------   ------   ------   ------
Net asset value at end of period    $10.88   $10.50   $10.15   $10.05   $ 9.60
                                    ======   ======   ======   ======   ======
Total return                          8.23%    8.21%    5.80%   10.45%   (4.00)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $  712   $7,421   $6,377   $5,150   $4,428
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                             0.88%    0.85%    0.79%    0.39%    0.35%
 Before advisory/administration
  fee waivers                         1.21%    1.36%    1.38%    1.46%    1.74%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                             4.37%    4.51%    4.69%    5.39%    5.06%
 Before advisory/administration
  fee waivers                         4.04%    4.00%    4.10%    4.31%    3.67%
Portfolio turnover rate                 77%      87%     136%      63%      61%

                                      -----------------------------------------

             BlackRock
logo         Kentucky Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.



 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

KEY RISKS

Key Risks
There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental poli cies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.



 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with ;any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the Fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
78

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 5.29%

                  Worst Quarter   Q1 '94: -4.45%


                           [BAR CHART APPEARS HERE]


      89     90     91     92     93     94      95     96      97     98
    -----  -----  -----  -----  -----  ------  ------  -----  -----  -----
    7.77%  7.20%  8.84%  7.15%  9.22%  -3.53%  13.09%  3.35%  6.60%  6.03%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                             Since    Inception
                   1 Year    3 Years   5 Years   10 Years  Inception     Date
-------------------------------------------------------------------------------
 KY Tax-Free        6.03%     5.44%     5.04%      7.38%     6.57%    12/01/92
 Lehman Municipal   6.48%     6.69%     6.23%      8.22%     8.47%       N/A
-------------------------------------------------------------------------------

* For comparative purposes, the value of the index on 12/01/87 is used as the beginning value on 11/30/87.

EXPENSES
AND FEES

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                               .55%
Distribution and service (12b-1) fees       .30%
Other expenses*                             .40%
Total annual fund operating expenses       1.25%
Fee Waivers and Expense  Reimbursements**   .25%
Net Expenses**                             1.00%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The Fund may have to repay these waivers and reimbursements to BlackRock in the following two years, if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years

Service Shares   $102   $372

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and/or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)


                                                 Kentucky
                                                 Tax-Free
                                                 Income
                                                 Portfolio

                                                  For the
                                                  Period
                                                 5/11/98/1/
                                                  through
                                                  9/30/98
Net asset value at beginning of period            $10.00
                                                  ------
Income from investment operations
 Net investment income                              0.19
 Net gain (loss) on investments (both realized
  and unrealized)                                   0.29
                                                  ------
  Total from investment operations                  0.48
                                                  ------
Less distributions
 Distributions from net investment income          (0.17)
 Distributions from net realized capital gains       - -
                                                  ------
  Total distributions                              (0.17)
                                                  ------
Net asset value at end of period                  $10.31
                                                  ======
Total return                                        4.82%
Ratios/Supplemental data
 Net assets at end of period (in thousands)       $  - -
 Ratios of expenses to average net assets
 After advisory/administration fee waivers          0.67%/2/
 Before advisory/administration fee waivers         0.92%/2/
 Ratios of net investment income to average net
  assets
 After advisory/administration fee waivers          5.00%/2/
 Before advisory/administration fee waivers         4.75%/2/
Portfolio turnover rate                                7%

                                          -------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.
                                                                             81

             BlackRock
logo         New Jersey Tax-Free Income
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individ-ual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.


 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they do carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

                                                                       Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.


 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, change in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in
84
the value of the fund's portfolio will be magnified when the fund uses lever-age. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

                            [BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 6.13%

                  Worst Quarter   Q1 '94: -5.17%


                           [BAR CHART APPEARS HERE]


          92      93       94       95       96      97      98
        -----   ------   ------   ------    -----   -----   -----
        8.90%   11.58%   -4.70%   14.94%    3.63%   8.26%   5.97%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  NJ Tax-Free                5.97%     5.94%     5.43%      7.32%    07/01/91
  Lehman Municipal           6.48%     6.69%     6.23%      7.95%      N/A
-------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                              .50%
Distribution and service (12b-1) fees      .30%
Other expenses                             .40%
Total annual fund operating expenses      1.20%
Fee Waivers and Expense  Reimbursements*   .30%
Net Expenses*                              .90%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $351    $631    $1,428

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                New Jersey Tax-Free Income Portfolio


                                             For the     For the
                                             Period      Period
                            Year     Year    2/1/96      3/1/95       Year      Year
                            Ended    Ended   through     through      Ended    Ended
                           9/30/98  9/30/97  9/30/96     1/31/96     2/28/95  2/28/94
Net asset value at
 beginning of period       $ 11.65  $ 11.27  $ 11.61     $ 10.94     $ 11.31  $  11.30
                           -------  -------  -------     -------     -------  --------
Income from investment
 operations
 Net investment income        0.52     0.52     0.73        0.46        0.51      0.54
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                 0.42     0.37    (0.32)       0.65       (0.36)     0.04
                           -------  -------  -------     -------     -------  --------
 Total from investment
  operations                  0.94     0.89     0.41        1.11        0.15      0.58
                           -------  -------  -------     -------     -------  --------
Less distributions
 Distributions from net
  investment income          (0.52)   (0.51)   (0.75)      (0.44)      (0.51)    (0.54)
 Distributions from net
  realized capital gains       - -      - -      - -         - -       (0.01)    (0.03)
                           -------  -------  -------     -------     -------  --------
  Total distributions        (0.52)   (0.51)   (0.75)      (0.44)      (0.52)    (0.57)
                           -------  -------  -------     -------     -------  --------
Net asset value at end of
 period                    $ 12.07  $ 11.65  $ 11.27     $ 11.61     $ 10.94  $  11.31
                           =======  =======  =======     =======     =======  ========
Total return                  8.28%    8.11%    0.15%      10.35%       1.49%     5.18%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $34,803  $84,596  $88,077     $97,976     $96,857  $111,354
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.88%    0.85%    0.85%/2/    0.88%/2/    0.79%     0.38%
 Before
  advisory/administration
  fee waivers                 1.18%    1.17%    1.17%/2/    0.90%/2/    0.87%     0.86%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 4.37%    4.59%    4.44%/2/    4.43%/2/    4.71%     4.75%
 Before
  advisory/administration
  fee waivers                 4.07%    4.27%    4.13%/2/    4.41%/2/    4.63%     4.27%
Portfolio turnover rate         24%      77%     109%         26%         28%       12%

                                -----------------------------------------------

/2/Annualized.

             BlackRock
logo         Pennsylvania Tax-Free Income
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its net assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strate-gies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Service Shares were launched in July 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Serv-ice Shares have higher expenses than Institutional Shares.
92

[BAR CHART APPEARS HERE]


As of 12/31
-------------------------------------------------------------------------------
  A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------

                  Best Quarter    Q1 '95: 7.59%

                  Worst Quarter   Q1 '94: -6.35%


                  The bars for 1993 are based
                  upon performance for Institutional
                  Shares of the fund.


                           [BAR CHART APPEARS HERE]


                    93      94       95      96       97      98
                  ------  ------   ------   -----    -----   -----
                  12.51%  -7.13%   18.10%   4.24%    8.38%   5.50%


  As of 12/31/98
-------------------------------------------------------------------------------
  A V E R A G E   A N N U A L   T O T A L   R E T U R N S
-------------------------------------------------------------------------------
                                                            Since   Inception
                             1 Year   3 Years   5 Years   Inception    Date
-------------------------------------------------------------------------------
  PA Tax-Free                5.80%     6.13%     5.57%      6.73%    12/01/92
  Lehman Municipal           6.48%     6.69%     6.23%      7.92%      N/A
-------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                             .50%
Distribution and service (12b-1) fees     .30%
Other expenses                            .32%
Total annual fund operating expenses     1.12%
Fee Waivers and Expense Reimbursements*   .22%
Net Expenses*                             .90%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above), and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $92    $334    $596    $1,344

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.
94

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                      Pennsylvania Tax-Free Income Portfolio

                                     Year     Year     Year     Year     Year
                                     Ended    Ended    Ended    Ended    Ended
                                    9/30/98  9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                             $ 10.77  $ 10.44  $ 10.33  $  9.82  $ 10.70
                                    -------  -------  -------  -------  -------
Income from investment operations
 Net investment income                 0.47     0.50     0.50     0.50     0.51
 Net gain (loss) on investments
  (both realized and unrealized)       0.39     0.33     0.11     0.51    (0.85)
                                    -------  -------  -------  -------  -------
  Total from investment operations     0.86     0.83     0.61     1.01    (0.34)
                                    -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income                              (0.48)   (0.50)   (0.50)   (0.50)   (0.51)
 Distributions from net realized
  capital gains                         - -      - -      - -      - -    (0.03)
                                    -------  -------  -------  -------  -------
  Total distributions                 (0.48)   (0.50)   (0.50)   (0.50)   (0.54)
                                    -------  -------  -------  -------  -------
Net asset value at end of period    $ 11.15  $ 10.77  $ 10.44  $ 10.33  $  9.82
                                    =======  =======  =======  =======  =======
Total return                           8.19%    8.10%    5.97%   10.51%   (3.20)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $20,669  $50,395  $34,297  $13,815  $11,518
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                              0.86%    0.85%    0.85%    0.79%    0.55%
 Before advisory/administration
  fee waivers                          1.10%    1.16%    1.15%    1.11%    1.15%
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                              4.39%    4.67%    4.74%    5.04%    4.97%
 Before advisory/administration
  fee waivers                          4.15%    4.36%    4.44%    4.72%    4.37%
Portfolio turnover rate                  43%      97%     119%      66%      30%

                                      -----------------------------------------
logo       About Your Investment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Buying Shares


Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally pur-chased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share pur-chases and redemptions will be sent to the institutions. A customer's owner-ship of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450. The name of the fund being purchased must appear on the check or Federal Reserve draft.


-------------------------------------------------------------------------------

What Price Per Share Will You Pay?


The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quo-tations are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amortized cost method.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calcula-tion of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

-------------------------------------------------------------------------------

                                                               Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.

-------------------------------------------------------------------------------

                                             How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service Plan



The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (in-cluding PNC Bank and its affiliates). Under these arrangements, Service Organi-zations will provide certain support services to their customers who own Serv-ice Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Serv-ice Organization's customers.

In return for that fee, Service Organizations may provide one or more of the following services:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Company's dis-tributor;
    (2) Processing dividend payments from the Company on behalf of customers;
    (3) Providing sub-accounting for Service Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Service Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

                                                                  Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds'

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by custom-ers from their institutions.

Persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC, Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Company may alter the terms of or terminate this expedited redemption privilege at any time.

Persons who were shareholders of an investment portfolio of the Compass Capi-tal Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

                                                            The Company's Rights

The Company may:

  n Suspend the right of redemption

  n Postpone date of payment upon redemption

  n Redeem shares involuntarily

  n Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                                                      Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

Low Duration Bond             0.16%
Intermediate Government Bond  0.30%
Intermediate Bond             0.26%
Core Bond                     0.18%
Managed Income                0.34%
International Bond            0.23%
GNMA                          0.17%
Tax-Free Income               0.28%
Pennsylvania Tax-Free Income  0.29%
New Jersey Tax-Free Income    0.26%
Ohio Tax-Free Income          0.22%
Delaware Tax-Free Income      0.17%
Kentucky Tax-Free Income      0.15%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Maximum Annual Contractual Fee Rate (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .550%
  $1 billion--$2
   billion              .450%             .500%
  $2-billion--$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%



  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.


BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond                     .380%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%
  Tax-Free Income               .485%
  Delaware Tax-Free Income      .585%
  Ohio Tax-Free Income          .515%
  Kentucky Tax-Free Income      .585%
  New Jersey Tax-Free Income    .475%
  Pennsylvania Tax-Free Income  .470%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dividends and Distributions

Black Rock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt interest divi-dends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities.
The funds will have to meet certain requirements in order for their divi     -



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

dends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These Tax-free Income funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference.
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature and to discuss programs and services available.
Hours: 8:30 a.m. to 5 p.m. (Eastern time), Monday-Friday, Call: 800-441-7762

Purchases and Redemptions
Call your registered representative or 800-441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907,
Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m.(Eastern time), Monday-Friday, Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742                       [LOGO] BLACKROCK
                                                                           FUNDS

[GRAPHIC APPEARS HERE]

NOT FDIC-INSURED

May lose value
No bank guarantee



                                Bond Portfolios
================================================================================
                             INSTITUTIONAL  SHARES

BlackRock Funds(SM) is a mutual fund family with 36 investment portfolios, 14 of which are described in this prospectus.

PROSPECTUS

January 28, 1999

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                         How to find
                     the information
                            you need



                          About Your
                          Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Government Bond................................................   9
Intermediate Bond...........................................................  15
Core Bond...................................................................  21
GNMA........................................................................  27
Managed Income..............................................................  33
International Bond..........................................................  39
High Yield Bond.............................................................  45
Tax-Free Income.............................................................  51
Delaware Tax-Free Income....................................................  59
Ohio Tax-Free Income........................................................  66
Kentucky Tax-Free Income....................................................  73
New Jersey Tax-Free Income..................................................  80
Pennsylvania Tax-Free Income................................................  87
How to Buy/Sell Shares......................................................  94
Dividends/Distribution/Taxes................................................  99

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Bond Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on 14 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC     BlackRock
 APPEARS     Low Duration Bond
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Mortgage
 Obligations (CMO):
 Bonds that are backed
 by cash flows from
 pools of mortgages.
 CMOs may have multiple
 classes with different
 payment rights and
 protections.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.
 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset-backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B," the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is know as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may

  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

 Merrill Lynch 1-3 Year
 Treasury Index: An
 unmanaged index com-
 prised of Treasury
 securities with maturi-
 ties of from 1 to 2.99
 years.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks
not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal payments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a
4
high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of divi-dends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                      93      5.66%
Q1 '95: 3.26%                     94      1.39%
                                  95     10.51%
Worst Quarter                     96      5.07%
Q1 '94: -0.18%                    97      6.05%
                                  98      6.63%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                             1 Year    3 Years    5 Years    Inception    Date
--------------------------------------------------------------------------------
Low Duration Bond            6.63%     5.90%      5.89%        5.64%    07/01/92
--------------------------------------------------------------------------------
ML 1-3 Yr. Treasury          7.00%     6.21%      5.99%        5.93%      N/A
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                                     .50%
Other expenses                                    .45%
Total annual fund operating expenses              .95%
Fee waivers and expense  reimbursements*          .40%
Net Expenses*                                     .55%

  * BlackRock has contractually agreed to waive or reimburse fees or expense in order to limit certain (but not all) fund expenses for the next year. The Fund may have to repay these waivers and reimbursements to BlackRock in the following two years, if the repayment can be made within these expenses limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:


                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $56    $263    $486    $1,130

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

Robert Kapito and Scott Amero co-manage the fund at BlackRock Financial Manage-ment, Inc. (BFM). Robert Kapito has been Vice Chairman of BFM since 1988 and a portfolio co-manager since inception. Scott Amero has been a Managing Director of BFM since 1990 and portfolio co-manager since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                               Low Duration Bond Portfolio



                                                     For the          For the
                                                      Period          Period
                             Year         Year        4/1/96          7/1/95           Year     Year
                            Ended        Ended       through          through          Ended    Ended
                           9/30/98      9/30/97      9/30/96          3/31/96         6/30/95  6/30/94
Net asset value at
 beginning of period       $   9.89     $   9.79     $   9.79         $  9.83         $  9.71  $  9.96
                           --------     --------     --------         -------         -------  -------
Income from investment
 operations
 Net investment income         0.56         0.58         0.28            0.42            0.58     0.48
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                  0.14         0.08        (0.01)            - -            0.13    (0.25)
                           --------     --------     --------         -------         -------  -------
 Total from investment
  operations                   0.70         0.66         0.27            0.42            0.71     0.23
                           --------     --------     --------         -------         -------  -------
Less distributions
 Distributions from net
  investment income           (0.56)       (0.56)       (0.27)          (0.41)          (0.58)   (0.48)
 Distribution in excess
  of net investment
  income                        - -          - -          - -           (0.04)            - -      - -
 Distributions from net
  realized capital gains        - -          - -          - -           (0.01)          (0.01)     - -
                           --------     --------     --------         -------         -------  -------
 Total distributions          (0.56)       (0.56)       (0.27)          (0.46)          (0.59)   (0.48)
                           --------     --------     --------         -------         -------  -------
Net asset value at end of
 period                    $  10.03     $   9.89     $   9.79         $  9.79         $  9.83  $  9.71
                           ========     ========     ========         =======         =======  =======
Total return                   7.28%        6.89%        2.70%           4.25%           6.99%    2.33%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $166,887     $102,490     $135,686         $52,843         $44,486  $31,265
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.55%/2/     0.55%/2/     0.55%/1/,/2/    0.63%/1/,/2/    0.57%    0.57%
 Before
  advisory/administration
  fee waivers                  0.95%        0.88%        0.83%/1/        0.83%/1/        1.05%    1.02%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  7.02%        6.14%        5.72%/1/        5.25%/1/        6.08%    4.70%
 Before
  advisory/administration
  fee waivers                  6.62%        5.81%        5.45%/1/        5.05%/1/        5.60%    4.25%
Portfolio turnover rate         227%         371%         228%            185%            586%     455%

/1/Annualized.

/2/Including interest expense, ratios would have been 1.80% for the year ended
  September 30, 1998, 0.92% for the year ended September 30, 1997, 0.64% for the period ended September 30, 1996 and 0.96% for the period ended March 31, 1996. For the periods prior to March 31, 1996, interest income was presented net of interest expense.

[GRAPHIC     BlackRock
 APPEARS     Intermediate Government
 HERE]       Bond Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in the highest rated intermediate government and agency bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds issued or guaranteed by the U.S. Government and its agen-cies. The fund defines intermediate bonds as those with maturities of between five and ten years.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

The management team evaluates categories of the government/agency market and individual bonds within these categories. The manager selects bonds from sev-eral categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund mea-sures its performance against the Lehman Brothers Intermediate Government Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Lehman Brothers Inter-
 mediate Government
 Index: An unmanaged
 index comprised of
 Treasury and Agency
 issues from the more
 comprehensive Lehman
 Aggregate Index. This
 index concentrates on
 intermediate maturity
 bonds and thus excludes
 all maturities from the
 broader index below one
 year and above 9.9
 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

  IMPORTANT DEFINITIONS

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks


The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuations) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment pro-ceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by the full faith and credit of the United States. Others are supported by the right of the issuer to borrow from the Treasury, and others are sup-ported only by the credit of the entity. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                                                                        Expenses
                                                                        and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses:
 Include administra-
 tion, transfer agency,
 custody, professional
 fees and registration
 fees.


Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                    93      7.8%
Q1 '95: 4.48%                   94     -3.35%
                                95     13.79%
Worst Quarter                   96      4.41%
Q1 '94: -2.39%                  97      7.73%
                                98      7.64%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since    Inception
                            1 Year    3 Years    5 Years    Inception    Date
--------------------------------------------------------------------------------
Intermediate Govt.          7.64%     6.57%      5.89%        6.50%    04/20/92
--------------------------------------------------------------------------------
LB Intermediate Govt.       8.48%     6.74%      6.45%        7.14%      N/A*
--------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 05/01/92 is used as the beginning value on 04/20/92.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .50%
Other expenses                           .35%
Total annual fund operating expenses     .85%
Fee waivers and expense reimbursements*  .25%
Net Expenses*                            .60%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $246    $447    $1,026

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990 and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Intermediate Government Bond Portfolio



                             Year        Year         Year         Year         Year
                            Ended        Ended       Ended        Ended        Ended
                           9/30/98      9/30/97     9/30/96      9/30/95      9/30/94
Net asset value at
 beginning of period       $  10.11     $  9.92     $  10.02     $   9.64     $  10.60
                           --------     -------     --------     --------     --------
Income from investment
 operations
 Net investment income         0.57        0.59         0.58         0.58         0.55
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                  0.39        0.19        (0.11)        0.38        (0.86)
                           --------     -------     --------     --------     --------
  Total from investment
   operations                  0.96        0.78         0.47         0.96        (0.31)
                           --------     -------     --------     --------     --------
Less distributions
 Distributions from net
  investment income           (0.59)      (0.59)       (0.57)       (0.58)       (0.55)
 Distributions from net
  realized capital gains        - -         - -          - -          - -        (0.10)
                           --------     -------     --------     --------     --------
  Total distributions         (0.59)      (0.59)       (0.57)       (0.58)       (0.65)
                           --------     -------     --------     --------     --------
Net asset value at end of
 period                    $  10.48     $ 10.11     $   9.92     $  10.02     $   9.64
                           ========     =======     ========     ========     ========
Total return                   9.83%       8.08%        4.82%       10.28%       (3.08)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $441,691     $96,605     $126,312     $134,835     $128,974
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.59%/1/    0.55%/1/     0.53%/1/     0.42%/1/     0.40%
 Before
  advisory/administration
  fee waivers                  0.85%       0.86%        0.83%        0.79%        0.80%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  5.76%       6.00%        6.03%        5.94%        5.48%
 Before
  advisory/administration
  fee waivers                  5.50%       5.69%        5.73%        5.57%        5.08%
Portfolio turnover rate         272%        291%         580%         247%           9%

                                -----------------------------------------------

/1/Including interest expense, ratios would have been 0.63% for the year ended
  September 30, 1998, 0.67% for the year ended September 30, 1997, 0.70% for the year ended September 30, 1996, and 0.42% for the year ended September 30, 1995.
14

[GRAPHIC     BlackRock
 APPEARS     Intermediate Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between five and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bonds market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold from the portfolio if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they do carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

  IMPORTANT DEFINITIONS

 Lehman Brothers Inter-
 mediate
 Government/Corporate
 Index: An unmanaged
 index comprised of
 Treasury, agency and
 corporate issues from
 the more comprehensive
 Lehman Aggregate Index.
 This index concentrates
 on intermediate matu-
 rity bonds and thus
 excludes all maturities
 from the broader index
 below one year and
 above 9.9 years.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks


exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.



Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

                                                                        Expenses
                                                                        and Fees

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                    94      -3.11%
Q2 '95: 4.52%                   95      14.59%
                                96       4.31%
Worst Quarter                   97       7.61%
Q1 '94: -2.80%                  98       7.09%


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since   Inception
                              1 Year    3 Years  5 Years    Inception    Date
--------------------------------------------------------------------------------
Intermediate  Bond            7.09%     6.32%    5.94%        5.52%    09/15/93
Intermediate  Govt./Corp.     8.43%     6.76%    6.60%        6.29%       N/A
--------------------------------------------------------------------------------


 * For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                                    .50%
Other expenses                                   .36%
Total annual fund operating expenses             .86%
Fee waivers and expense reimbursements*          .26%
Net Expenses*                                    .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $248    $451    $1,037

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Intermediate Bond Portfolio



                             Year         Year         Year         Year        Year
                            Ended        Ended        Ended        Ended        Ended
                           9/30/98      9/30/97      9/30/96      9/30/95      9/30/94
Net asset value at
 beginning of period       $   9.49     $   9.32     $   9.43     $   9.05     $ 10.01
                           --------     --------     --------     --------     -------
Income from investment
 operations
 Net investment income         0.57         0.58         0.56         0.56        0.54
 Net gain (loss) on
  investments
  (both realized and
  unrealized)                  0.23         0.17        (0.09)        0.38       (0.88)
                           --------     --------     --------     --------     -------
  Total from investment
   operations                  0.80         0.75         0.47         0.94       (0.34)
                           --------     --------     --------     --------     -------
Less distributions
 Distributions from net
  investment income           (0.57)       (0.58)       (0.55)       (0.56)      (0.56)
 Distributions from net
  realized capital gains      (0.05)         - -        (0.03)         - -       (0.06)
                           --------     --------     --------     --------     -------
  Total distributions         (0.62)       (0.58)       (0.58)       (0.56)      (0.62)
                           --------     --------     --------     --------     -------
Net asset value at end of
 period                    $   9.67     $   9.49     $   9.32     $   9.43     $  9.05
                           ========     ========     ========     ========     =======
Total return                   8.81%        8.40%        5.10%       10.76%      (3.52)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $490,674     $295,709     $207,909     $124,979     $71,896
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.59%/1/     0.53%/1/     0.53%/1/     0.47%/1/    0.45%
 Before
  advisory/administration
  fee waivers                  0.86%        0.82%        0.83%        0.81%       0.88%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  7.18%        6.63%        6.27%        6.18%       5.54%
 Before
  advisory/administration
  fee waivers                  6.91%        6.34%        5.97%        5.84%       5.11%
Portfolio turnover rate         221%         321%         670%         262%         92%

                                -----------------------------------------------

/1/Including interest expense, ratios would have been 1.72% for the year ended
  September 30, 1998, 0.98% for the year ended September 30, 1997, 0.83% for the year ended September 30, 1996, and 0.55% for the year ended September 30, 1995.
20

[GRAPHIC     BlackRock
 APPEARS     Core Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates several categories of the bond market and individual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card receiv-
 ables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mort-
 gaged-backed securities
 (both residential and
 commercial), other
 floating or variable
 rate obligations,
 municipal obligations
 and zero coupon debt
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

  IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks


currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the funds investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR GRAPH APPEARS HERE]

Best Quarter                    93      9.69%
Q2 '95: 5.87%                   94     -2.33%
                                95     18.18%
Worst Quarter                   96      3.58%
Q1 '94: -2.63%                  97      9.02%
                                98      8.19%

As of 12/31
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since   Inception
                            1 Year    3 Years    5 Years    Inception    Date
--------------------------------------------------------------------------------
Core Bond                   8.19%     6.91%      7.12%        7.52%    12/01/92
Lehman Aggregate            8.69%     7.29%      7.27%        7.85%      N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Other expenses                            .39%
Total annual fund operating expenses      .89%
Fee waivers and expense  reimbursements*  .34%
Net Expenses*                             .55%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $56    $250    $460    $1,065

Fund Management

The manager of the fund is Keith Anderson, Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as fund manager since June 1997.

Expenses
and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                               Core Bond Portfolio



                                                     For the          For the
                                                      Period          Period
                             Year         Year        4/1/96          7/1/95           Year     Year
                            Ended        Ended       through          through          Ended    Ended
                           9/30/98      9/30/97      9/30/96          3/31/96         6/30/95  6/30/94
Net asset value at
 beginning of period       $   9.82     $   9.55     $   9.61         $  9.85         $  9.36  $ 10.37
                           --------     --------     --------         -------         -------  -------
Income from investment
 operations
 Net investment income         0.59         0.62         0.30            0.47            0.62     0.55
 Net gain (loss) on
  investments (both
  realized
  and unrealized               0.40         0.26        (0.06)          (0.07)           0.50    (0.60)
                           --------     --------     --------         -------         -------  -------
 Total from investment
  operations                   0.99         0.88         0.24            0.40            1.12    (0.05)
                           --------     --------     --------         -------         -------  -------
Less distributions
 Distributions from net
  investment income           (0.60)       (0.61)       (0.30)          (0.47)          (0.62)   (0.55)
 Distributions from net
  realized capital gains      (0.09)         - -          - -           (0.17)          (0.01)   (0.41)
                           --------     --------     --------         -------         -------  -------
 Total distributions          (0.69)       (0.61)       (0.30)          (0.64)          (0.63)   (0.96)
                           --------     --------     --------         -------         -------  -------
Net asset value at end of
 period                    $  10.12     $   9.82     $   9.55         $  9.61         $  9.85  $  9.36
                           ========     ========     ========         =======         =======  =======
 Total return                 10.57%       10.03%        2.55%           3.93%          11.79%   (0.69)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $673,823     $393,657     $162,626         $64,707         $32,191  $12,507
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.55%/2/     0.55%/2/     0.55%/1/,/2/    0.66%/1/,/2/    0.55%    0.55%
 Before
  advisory/administration
  fee waivers                  0.89%        0.85%        0.84%/1/        0.91%/1/        1.75%    2.65%
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                  6.28%        6.81%        6.75%/1/        5.89%/1/        6.62%    5.61%
 Before
  advisory/administration
  fee waivers                  5.94%        6.52%        6.45%/1/        5.64%/1/        5.43%    3.51%
Portfolio turnover rate         405%         441%         308%            723%            435%     722%

                               ------------------------------------------------

/1/Annualized.

/2/Including interest expense, ratios would have been 0.83% for the year ended
  September 30, 1998, 0.84% for the year ended September 30, 1997, 0.80% for the period ended September 30, 1996, and 0.75% for the period ended March 31, 1996. For the periods prior to March 31, 1996 interest income was presented net of interest expense.
26

[GRAPHIC     BlackRock
 APPEARS     GNMA
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds (including U.S. Treasuries and agency securities and mortgage-backed and asset-backed securi-
ties) and at least 65% of its total assets in GNMA securities.

Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund manager to be of similar quality.

Securities are purchased for the fund when the manager determines that they have the potential for above average current income. The fund measures its per-formance against the Lehman GNMA Index (the benchmark).

If a security falls below the highest rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.



 GNMA Securities: Secu-
 rities issued by the
 Government National
 Mortgage Association
 (GNMA). These securi-
 ties represent inter-
 ests in pools of resi-
 dential mortgage loans
 originated by private
 lenders and pass income
 from the initial debt-
 ors (homeowners)
 through intermediaries
 to investors. GNMA
 securities are backed
 by the full faith and
 credit of the U.S. Gov-
 ernment.

 Lehman GNMA Index: An
 unmanaged index com-
 prised of mortgage-
 backed pass through
 securities of the Gov-
 ernment National Mort-
 gage Association
 (GNMA).

  IMPORTANT DEFINITIONS

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.


Key Risks


The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

A main risk of investing in the fund is interest rate risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund.

In addition to GNMA securities, the fund may make investments in other resi-dential and commercial mortgage-backed securities and other asset-backed secu-rities. The characteristics of mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses
and Fees

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman GNMA Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distribu-tions. As with all such investments, past performance is not an indication of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.


As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                    91      16.03%
Q2 '95: 5.83%                   92       6.71%
                                93       7.86%
Worst Quarter                   94      -3.54%
Q1 '94: -3.65%                  95      17.73%
                                96       4.72%
                                97       9.70%
                                98       7.57%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                Since  Inception
                              1 Year    3 Years    5 Years    Inception   Date
--------------------------------------------------------------------------------
GNMA                          7.57%     7.29%      7.01%       8.42%    05/31/90
Lehman GNMA Index             6.92%     7.31%      7.33%       8.09%      N/A*
--------------------------------------------------------------------------------


 * For comparative purposes, the value of the index on 06/01/90 is used as the beginning value on 05/31/90.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                        .55%
Other expenses*                      .42%
Total annual fund operating
 expenses                            .97%
Fee waivers and expense
 reimbursements**                    .37%
Net Expenses**                       .60%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $61    $272

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since inception.




  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statement, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   GNMA Portfolio



                                          For the
                                          Period
                                         5/18/98/1
                                         / through
                                          9/30/98
Net asset value at beginning of period   $  10.00
                                         --------
Income from investment operations
 Net investment income                       0.23
 Net gain (loss) on investments (both
  realized and unrealized)                   0.10
                                         --------
  Total from investment operations           0.33
                                         --------
Less distributions
 Distributions from net investment
  income                                    (0.22)
 Distributions from net realized capital
  gains                                       - -
                                         --------
  Total distributions                       (0.22)
                                         --------
Net asset value at end of period         $  10.11
                                         ========
Total return                                 3.31%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $118,039
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    0.60%/3/
 Before advisory/administration fee
  waivers                                    0.97%
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    6.12%
 Before advisory/administration fee
  waivers                                    5.75%
Portfolio turnover rate                        56%

                                   --------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Including interest expense ratio would have been 0.63% for the period ended September 30, 1998.
32

[GRAPHIC     BlackRock
 APPEARS     Managed Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the five to ten year maturity range. The fund normally invests at least 80% of its total assets in bonds and only buys securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the bond market and individual bonds within those categories. The manager selects bonds from several catego-ries including: U.S. Treasuries and agency securities, commercial and residen-tial mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its per-formance against the Lehman Brothers Aggregate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pools of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

  IMPORTANT DEFINITIONS

 Lehman Brothers Aggre-
 gate Index: An unman-
 aged index comprised of
 more than 5,000 taxable
 bonds. This is an index
 of investment grade
 bonds; all securities
 included must be rated
 investment grade by
 Moody's or Standard &
 Poor's.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks


currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. The practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securi-ties may normally be prepaid at any time, which will reduce the yield and mar-ket value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.


The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets world wide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                    90       8.30%
Q3 '91: 5.78%                   91      14.96%
                                92       5.91%
Worst Quarter                   93      11.69%
Q1 '94: -3.43%                  94      -4.47%
                                95      17.49%
                                96       3.45%
                                97       9.46%
                                98       7.29%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                Since  Inception
                              1 Year    3 Years    5 Years    Inception   Date
--------------------------------------------------------------------------------
Managed Income                7.29%     6.70%      6.40%       8.03%    11/01/89
Lehman Aggregate              8.69%     7.29%      7.27%       8.66%      N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .49%
Other expenses                            .32%
Total annual fund operating expenses      .81%
Fee waivers and expense  reimbursements*  .16%
Net Expenses*                             .65%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $66    $243    $434     $987

Fund Management

The manager of the fund is Keith Anderson. He has been a Managing Director at BlackRock Financial Management, Inc. since 1988 and manager of the fund since June 1997.

Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                Managed Income Portfolio



                              Year          Year         Year      Year      Year
                             Ended         Ended        Ended     Ended     Ended
                            9/30/98       9/30/97      9/30/96   9/30/95   9/30/94
Net asset value at
 beginning of period       $    10.41     $  10.09     $  10.38  $   9.79  $  11.17
                           ----------     --------     --------  --------  --------
Income from investment
 operations
 Net investment income           0.67         0.68         0.64      0.65      0.64
 Net gain (loss) on
  investments (both
  realized and
  unrealized)                    0.26         0.32        (0.21)     0.60     (1.21)
                           ----------     --------     --------  --------  --------
 Total from investment
  operations                     0.93         1.00         0.43      1.25     (0.57)
                           ----------     --------     --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.65)       (0.68)       (0.62)    (0.65)    (0.64)
 Distribution in excess
  of net investment
  income                          - -          - -          - -     (0.01)    (0.02)
 Distributions from net
  realized capital gains        (0.05)         - -        (0.10)      - -     (0.14)
 Distributions in excess
  of net realized gains           - -          - -          - -       - -     (0.01)
                           ----------     --------     --------  --------  --------
 Total distributions            (0.70)       (0.68)       (0.72)    (0.66)    (0.81)
                           ----------     --------     --------  --------  --------
Net asset value at end of
 period                    $    10.64     $  10.41     $  10.09  $  10.38  $   9.79
                           ==========     ========     ========  ========  ========
Total return                     9.25%       10.25%        4.33%    13.27%    (5.27)%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $1,335,054     $537,260     $564,744  $443,148  $395,060
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                    0.63%/1/     0.58%/1/     0.58%     0.57%     0.55 %
 Before
  advisory/administration
  fee waivers                    0.81%        0.83%        0.81%     0.77%     0.77 %
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                    6.71%        6.99%        6.17%     6.44%     6.11 %
 Before
  advisory/administration
  fee waivers                    6.53%        6.74%        5.95%     6.24%     5.89 %
 Portfolio turnover rate          376%         428%         638%      203%       61 %

                                -----------------------------------------------

/1/Including interest expense, ratio would have been 1.30% for the period ended
  September 30, 1998, 0.92% for the period ended September 30, 1997. For the periods prior to September 30, 1997, interest income was presented net of interest expense.
38

[GRAPHIC     BlackRock
 APPEARS     International Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds of foreign issuers in the five to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds of a diversified group of foreign issuers from at least three devel-oped countries. The fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in bonds of issuers in emerging market countries. The fund may also invest in foreign currencies. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond markets of various world economies and seeks individual securities within those categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Salomon Non-U.S. Hedged World Government Bond Index (the bench-mark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.


 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

  IMPORTANT DEFINITIONS

 Salomon Non-U.S. Hedged
 World Government Bond
 Index: An unmanaged
 index that tracks the
 performance of 13 gov-
 ernment bond markets:
 Australia, Austria,
 Belgium, Canada, Den-
 mark, France, Germany,
 Italy, Japan, the Neth-
 erlands, Spain, Sweden
 and the United Kingdom.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

                                                                      Key Risks

currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Three of the main risks of investing in the fund are interest rate risk, credit risk and the risks associated with investing in bonds of foreign issuers.

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less regulation of foreign securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

Investing a significant portion of assets in one country makes the fund more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified. For example, the Japanese economy (especially Japanese banks, securities firms and insurance companies) has experienced considerable difficulty recently. In addition, the Japanese Yen has gone up and down in value versus the U.S. dollar. Japan may also be affected by recent turmoil in other Asian countries. The ability to concentrate in Canada, France, Germany and the United Kingdom may make the fund's perfor-mance more dependent on developments in those countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund's expenses can be expected to be higher than those of funds investing primarily in domestic securities because the costs related to investing abroad are usually higher than domestic expenses.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. These strategies can have the effect of reducing returns and minimizing opportunities for gain.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Salomon Non-U.S. Hedged World Government Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvest-ment of dividends and distributions. As with all such investments, past perfor-mance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1996 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

Best Quarter                    92       6.17%
Q1 '95: 8.40%                   93      15.31%
                                94      -3.71%
Worst Quarter                   95      20.02%
Q2 '94: -2.06%                  96      10.62%
                                97      10.26%
                                98      11.49%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                Since  Inception
                              1 Year    3 Years    5 Years    Inception   Date
--------------------------------------------------------------------------------
International Bond           11.49%    10.79%      9.46%       9.96%    07/01/91
Salomon Non-US Hedged Govt.  11.54%    11.48%      9.41%      10.06%      N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .55%
Other expenses                             .61%
Total annual fund operating expenses      1.16%
Fee waivers and expense  reimbursements*   .13%
Net Expenses*                             1.03%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $105   $356    $626    $1,397

Fund Management

The fund's manager is Andrew Gordon, a Managing Director at BlackRock Financial Management, Inc. (BFM) since 1996. Prior to joining BFM he was responsible for non-dollar (international) research at Barclay Investments from 1994 to 1996 and at CS First Boston from 1986 to 1994. He has served as fund manager since 1997.
Expenses
and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                         International Bond Portfolio



                                                     For the
                                                     Period
                                Year        Year    6/10/96/1
                                Ended       Ended   / through
                               9/30/98     9/30/97   9/30/96
Net asset value at beginning
 of period                     $ 10.95     $ 11.71   $ 11.37
                               -------     -------   -------
Income from investment
 operations
 Net investment income            0.45        0.78      0.21
 Net gain (loss) on
  investments (both realized
  and unrealized)                 0.83        0.42      0.30
                               -------     -------   -------
  Total from investment
   operations                     1.28        1.20      0.51
                               -------     -------   -------
Less distributions
 Distributions from net
  investment income              (0.57)      (1.47)    (0.17)
 Distributions from net
  realized capital gains         (0.42)      (0.49)      - -
                               -------     -------   -------
  Total distributions            (0.99)      (1.96)    (0.17)
                               -------     -------   -------
Net asset value at end of
 period                        $ 11.24     $ 10.95   $ 11.71
                               =======     =======   =======
Total return                     12.51%      11.59%     4.48%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $43,672     $43,310   $30,882
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                         1.01%/3/    0.98%     0.92%/2/
 Before
  advisory/administration fee
  waivers                         1.16%       1.08%     1.32%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                         4.08%       5.28%     6.28%/2/
 Before
  advisory/administration fee
  waivers                         3.93%       5.18%     5.88%/2/
Portfolio turnover rate            225%        272%      108%

                         ------------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/Including interest expense, ratios would have been 1.01% for the year ended
  September 30, 1998.
44

[GRAPHIC     BlackRock
 APPEARS     High Yield Bond
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal

The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C." These securities are very risky and have major uncertainties regarding the issuers ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Bonds that are
 backed by a pool of
 assets, usually loans
 such as installment
 sale contracts or
 credit card
 receivables.

 Bank Loans: The fund
 may invest in fixed and
 floating rate loans
 arranged through pri-
 vate negotiations
 between a company or a
 foreign government and
 one or more financial
 institutions. The fund
 considers such invest-
 ments to be debt secu-
 rities.

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 Collateralized Bond
 Obligations (CBO): The
 fund many invest in
 collateralized bond
 obligations (CBOs),
 which are securities
 backed by a diversified
 pool of high yield
 securities.

 Commercial Mortgage-
 Backed Securities
 (CMBS): Bonds that are
 backed by a mortgage
 loan or pool of loans
 secured by commercial
 property, not residen-
 tial mortgages.

 Duration: A mathemati-
 cal calculation of the
 average life of a bond
 (or bonds in a bond
 fund) that serves as a
 useful measure of its
 price risk. Each year
 of duration represents
 an expected 1% change
 in the price of a bond
 for every 1% change in
 interest rates. For
 example, if a bond fund
 has an average duration
 of four years, its
 price will fall about
 4% when interest rates
 rise by one percentage
 point. Conversely, the
 bond fund's price will
 rise about 4% when
 interest rates fall by
 one percentage point.

 High Yield Bonds: Some-
 times referred to as
 "junk bonds" these are
 debt securities, which
 are, rated less than
 investment grade (below
 the fourth highest rat-
 ing of the major rating
 agencies). These secu-
 rities generally pay
 more interest than
 higher rated securi-
 ties. The higher yield
 is an incentive to
 investors who otherwise
 may be hesitant to pur-
 chase the debt of such
 a low-rated issuer.

  IMPORTANT DEFINITIONS

 Lehman High Yield
 Index: An unmanaged
 index that is comprised
 of issues that meet the
 following criteria: at
 least $100 million par
 value outstanding, max-
 imum credit rating of
 B1 (including defaulted
 issues) and at least
 one year to maturity.




 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer generally
 must pay back the face
 amount of the security.

 Mezzanine Investments:
 These are subordinated
 debt securities which
 receive payments of
 interest and principal
 after other more senior
 security holders are
 paid. They are gener-
 ally issued in private
 placements in connec-
 tion with an equity
 security.


 Mortgage-Backed Securi-
 ties: Asset-backed
 securities based on a
 particular type of
 asset, a mortgage.
 There is a wide variety
 of mortgage backed
 securities involving
 commercial or residen-
 tial, fixed rate or
 adjustable rate mort-
 gages and mortgages
 issued by banks or gov-
 ernment agencies.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

                                                                      Key Risks


The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that com-panies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the risk of investing in both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degree of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds
by the manager will gener     -
ally be at lower rates of return than the return on the assets which were pre-paid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossi-ble to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Other expenses*                           .33%
Total annual fund operating expenses      .83%
Fee waivers and expense reimbursements**  .13%
Net Expenses**                            .70%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $72    $252

Fund Management

The fund is co-managed by Dennis Schaney and Keith Anderson. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BlackRock Finan-cial Management, Inc. (BFM) since February 1998. Prior to joining BFM he was a Managing Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Keith Anderson, co-leader of the High Yield Team, has served as Managing Director of BFM since 1988. Both have co-managed the fund since its inception.

[GRAPHIC     BlackRock
 APPEARS     Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

Investment Goal:
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securi-ties in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality. The fund intends to invest so that no more than 25% of its net assets are represented by the municipal securities of issuers located in the same state.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.


                                                                      Key Risks
bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Municipal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in January 1993 is based upon performance for Investor A Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   91      11.36%
  Q1 '95: 8:18%                  92       8.85%
                                 93      13.09%
  Worst Quarter                  94      -6.64%
  Q1 '94: -6.81%                 95      18.48%
                                 96       5.72%
                                 97      10.12%
  The bars for 1991-1993         98       6.42%
  are based upon
  performance for
  Investor A Shares
  of the fund.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
Tax-Free Income              6.42%      7.40%     6.50%      8.19%   05/14/90
Lehman Municipal             6.48%      6.69%     6.23%      8.29%      N/A
--------------------------------------------------------------------------------

 * For comparative purposes, the value of the index on 05/01/90 is used as the beginning value on 05/14/90.

Expenses
and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .50%
Other expenses                           .38%
Total annual fund operating expenses     .88%
Fee waivers and expense reimbursements*  .28%
Net Expenses*                            .60%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $253    $460    $1,059

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                 Tax-Free Income Portfolio



                                    Year     Year     Year     Year     Year
                                   Ended     Ended    Ended    Ended    Ended
                                  9/30/98   9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                            $ 11.34  $10.84   $10.61   $10.04   $11.31
                                  --------  ------   ------   ------   ------
Income from investment
 operations
 Net investment income                0.54    0.56     0.49     0.53     0.53
 Net gain (loss) on investments
  (both realized and unrealized)      0.44    0.51     0.28     0.59    (0.93)
                                  --------  ------   ------   ------   ------
 Total from investment
  operations                          0.98    1.07     0.77     1.12    (0.40)
                                  --------  ------   ------   ------   ------
Less distributions
 Distributions from net
  investment income                  (0.54)  (0.57)   (0.54)   (0.53)   (0.53)
 Distributions from net realized
  capital gains                      (0.05)    - -      - -    (0.02)   (0.34)
                                  --------  ------   ------   ------   ------
 Total distributions                 (0.59)  (0.57)   (0.54)   (0.55)   (0.87)
                                  --------  ------   ------   ------   ------
Net asset value at end of period   $ 11.73  $11.34   $10.84   $10.61   $10.04
                                  ========  ======   ======   ======   ======
Total return                          8.85%  10.09%    7.45%   11.54%   (3.77)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $285,921  $9,419   $8,350   $  271   $  132
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                         0.60%   0.55%    0.55%    0.52%    0.50%
 Before advisory/administration
  fee waivers                         0.88%   0.90%    0.89%    1.30%    1.73%
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                         4.61%   5.07%    5.10%    5.19%    4.97%
 Before advisory/administration
  fee waivers                         4.33%   4.72%    4.78%    4.41%    3.74%
Portfolio turnover rate                100%    262%     268%      92%      40%

                                 ----------------------------------------------
58

[GRAPHIC     BlackRock
 APPEARS     Delaware Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Delaware state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Delaware. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Delaware raises special concerns. In particular, changes in the economic conditions and governmental policies of Delaware and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.




                                                                      Key Risks
60

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   89      7.36%
  Q1 '95: 4.78%                  90      6.60%
                                 91      9.12%
  Worst Quarter                  92      5.74%
  Q1 '94: -4.60%                 93      8.28%
                                 94     -3.31%
                                 95     13.07%
                                 96      3.58%
                                 97      6.47%
                                 98      6.69%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                   1 Year    3 Year    5 Years   10 Years  Inception    Date
--------------------------------------------------------------------------------
DE Tax-Free        6.69%      5.57%     5.16%     6.33%      6.07%   09/30/86
Lehman Municipal   6.48%      6.69%     6.23%     8.22%      7.94%     N/A*
--------------------------------------------------------------------------------


  * For comparative purposes, the value of the index on 10/01/86 is used as the beginning value on 09/30/86.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory fees                             .55%
Other expenses*                           .33%
Total annual fund operating expenses      .88%
Fee waivers and expense reimbursements**  .18%
Net Expenses**                            .70%

  * "Other expenses" are based on estimated amounts for the current fiscal year.

 ** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $72    $263

                                                                       Expenses
                                                                       and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   Delaware Tax-Free Income Portfolio



                                         For the
                                          Period
                                        5/11/98/1/
                                         through
                                         9/30/98
Net asset value at beginning of period   $  10.00
                                         --------
Income from investment operations
 Net investment income                       0.17
 Net gain (loss) on investments (both
  realized and unrealized)                   0.34
                                         --------
 Total from investment operations            0.51
                                         --------
Less distributions
 Distributions from net investment
  income                                    (0.18)
 Distributions from net realized
  capital gains                               - -
                                         --------
 Total distributions                          - -
                                         --------
Net asset value at end of period         $  10.33
                                         ========
Total return                                 5.16%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $114,525
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    0.70%
 Before advisory/administration fee
  waivers                                    0.88%
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    4.18%
 Before advisory/administration fee
  waivers                                    4.00%
Portfolio turnover rate                        54%

                                   --------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Ohio Tax-Free Income
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Ohio. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated invest-ment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS


 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of domestic
 and foreign corpora-
 tions, debt obligations
 of foreign governments
 and their political
 subdivisions, asset-
 backed securities, var-
 ious mortgage-backed
 securities (both resi-
 dential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interests.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Ohio raises special concerns. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.



 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares.The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   93      10.13%
  Q1 '95: 7.42%                  94      -6.48%
                                 95      17.79%
  Worst Quarter                  96       4.12%
  Q1 '94: -6.15%                 97       8.66%
                                 98       6.37%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
OH Tax-Free Income           6.37%      6.36%     5.81%      6.43%   12/01/92
Lehman Municipal             6.48%      6.69%     6.23%      7.92%     N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                             .50%
Other expenses                            .43%
Total annual fund operating expenses      .93%
Fee waivers and expense  reimbursements*  .33%
Net Expenses*                             .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The Fund may have to repay these waivers and reimbursements to BlackRock in the following two years, if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $263    $482    $1,113


Expenses
and Fees

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   Ohio Tax-Free Income Portfolio



                                    Year     Year     Year     Year     Year
                                   Ended     Ended    Ended    Ended    Ended
                                  9/30/98   9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning of
 period                           $  10.50  $10.15   $10.05   $ 9.60   $10.53
                                  --------  ------   ------   ------   ------
Income from investment
 operations
 Net investment income                0.48    0.51     0.50     0.55     0.53
 Net gain (loss) on investments
  (both realized and unrealized)      0.37    0.34     0.10     0.45    (0.91)
                                  --------  ------   ------   ------   ------
 Total from investment
  operations                          0.85    0.85     0.60     1.00    (0.38)
                                  --------  ------   ------   ------   ------
Less distributions
 Distributions from net
  investment income                  (0.47)  (0.50)   (0.50)   (0.55)   (0.53)
 Distributions from net realized
  capital gains                        - -     - -      - -      - -    (0.02)
                                  --------  ------   ------   ------   ------
 Total distributions                 (0.47)  (0.50)   (0.50)   (0.55)   (0.55)
                                  --------  ------   ------   ------   ------
Net asset value at end of period  $  10.88  $10.50   $10.15   $10.05   $ 9.60
                                  ========  ======   ======   ======   ======
Total return                          8.56%   8.53%    6.12%   10.75%   (3.75)%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                      $101,066  $  928   $  409   $  200   $  127
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                         0.60%   0.55%    0.51%    0.12%    0.10 %
 Before advisory/administration
  fee waivers                         0.93%   1.06%    1.10%    1.19%    1.49 %
 Ratios of net investment income
  to average net assets
 After advisory/administration
  fee waivers                         4.64%   4.80%    4.96%    5.61%    5.16 %
 Before advisory/administration
  fee waivers                         4.31%   4.29%    4.37%    4.54%    3.77 %
Portfolio turnover rate                 77%     87%     136%      63%      61 %

                                   --------------------------------------------
72

[GRAPHIC     BlackRock
 APPEARS     Kentucky Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Kentucky state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Kentucky. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Min-imum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the man-ager of the fund to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage" The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3 of the Value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Kentucky raises special concerns. In particular, changes in the economic conditions and governmental policies of Kentucky and its political subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.
                                                                      Key Risks

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimuim Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.
76

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before the fund was launched is based upon per-formance for a predecessor common trust fund which transferred its assets and liabilities to the fund. The fund was launched in May 1998.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   89      8.09%
  Q1 '95: 5.36%                  90      7.52%
                                 91      9.16%
  Worst Quarter                  92      7.47%
  Q1 '94: -4.37%                 93      9.54%
                                 94     -3.24%
                                 95     13.42%
                                 96      3.66%
                                 97      6.92%
                                 98      6.35%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                   1 Year    3 Years   5 Years   10 Years  Inception    Date
--------------------------------------------------------------------------------
KY Tax-Free        6.35%      5.76%     5.36%      6.64%     6.89%   11/30/87
Lehman Municipal   6.48%      6.69%     6.23%      8.22%     8.47%     N/A*
--------------------------------------------------------------------------------


 * For comparative purposes the value of the index on 12/01/87 is used as the beginning value on 11/30/87.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .55%
Other expenses*                            .40%
Total annual fund operating expenses       .95%
Fee waivers and expense  reimbursements**  .25%
Net Expenses**                             .70%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years

Institutional Shares   $72    $278

                                                                       Expenses
                                                                       and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   Kentucky Tax-Free Income Portfolio



                                          For the
                                          Period
                                         5/11/98/1/
                                          through
                                          9/30/98
Net asset value at beginning of period   $  10.00
                                         --------
Income from investment operations
 Net investment income                       0.18
 Net gain (loss) on investments (both
  realized and unrealized)                   0.31
                                         --------
 Total from investment operations            0.49
                                         --------
Less distributions
 Distributions from net investment
  income                                    (0.18)
 Distributions from net realized capital
  gains                                       - -
                                         --------
 Total distributions                        (0.18)
                                         --------
Net asset value at end of period         $  10.31
                                         ========
Total return                                 4.95%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                             $196,493
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                    0.70%/2/
 Before advisory/administration fee
  waivers                                    0.95%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    4.54%/2/
 Before advisory/administration fee
  waivers                                    4.29%/2/
Portfolio turnover rate                         7%

                                   --------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     New Jersey Tax-Free Income
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriv-ative securities) the interest on which the manager believes is exempt from Federal income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of New Jersey. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. In addition, for New Jersey tax purposes, the fund intends to invest at least 80% of its total assets in municipal securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures it performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal

  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the poten-tial gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage". The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

  IMPORTANT DEFINITIONS


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.

Key Risks

The fact that the fund concentrates its investments in securities of issuers located in New Jersey raises special concerns. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the cor-porate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obliga-tion bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable investments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the character-istic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund
82
to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Institutional Shares were launched in May 1998 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   92      8.90%
  Q1 '95: 6.13%                  93     11.58%
                                 94     -4.70%
  Worst Quarter                  95     14.94%
  Q1 '94: -5.17%                 96      3.63%
                                 97      8.26%
  The bars for 1992-1998         98      6.15%
  are based upon
  performance for
  Service Shares
  of the fund.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
NJ Tax-Free Income           6.15%      6.00%     5.46%      7.34%   07/01/91
Lehman Municipal             6.48%      6.69%     6.23%      7.95%     N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                            .50%
Other expenses                           .40%
Total annual fund operating expenses     .90%
Fee waivers and expense reimbursements*  .30%
Net Expenses*                            .60%


  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.




                                                               Expenses and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses:
 Include administra-
 tion, transfer agency,
 custody, professional
 fees and registration
 fees.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $257    $469    $1,080

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   New Jersey Tax-Free Income Portfolio



                                          For the
                                           Period
                                          5/4/98/1/
                                          through
                                          9/30/98
Net asset value at beginning of period     $11.00
                                           ------
Income from investment operations
 Net investment income                       0.42
 Net gain (loss) on investments (both
  realized and unrealized)                   0.15
                                           ------
 Total from investment operations            0.57
                                           ------
Less distributions
 Distributions from net investment income   (0.42)
 Distributions from net realized capital
  gains                                       - -
                                           ------
 Total distributions                        (0.42)
                                           ------
Net asset value at end of period           $11.15
                                           ======
Total return                                 7.56%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                               $  184
 Ratios of expenses to average net assets
 After advisory/administration fee
  waivers                                    1.58%/2/
 Before advisory/administration fee
  waivers                                    1.82%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                    2.98%/2/
 Before advisory/administration fee
  waivers                                    2.74%/2/
Portfolio turnover rate                        43%

                                   --------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Pennsylvania Tax-Free Income
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with preservation of capital.

Primary Investment Strategies:

In pursuit of this goal, the fund manager invests primarily in bonds issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt deriva-tive securities) the interest on which the manager believes is exempt from Fed-eral income tax (municipal securities). The fund normally invests at least 65% of its total assets in municipal securities of issuers located in the state of Pennsylvania. The fund normally invests at least 80% of its net assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The other 20% of net assets can be invested in securities which are subject to regular Federal income tax or the Federal Alternative Minimum Tax. The fund emphasizes municipal securities in the ten to twenty year maturity range. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The portfolio management team evaluates sectors of the municipal market and individual bonds within those categories. The fund measures its performance against the Lehman Municipal Bond Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not municipal securities (and there-fore are subject to federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.
  IMPORTANT DEFINITIONS

 Bonds: Debt obligations
 such as bonds and
 debentures, U.S. Gov-
 ernment securities,
 debt obligations of
 domestic and foreign
 corporations, debt
 obligations of foreign
 governments and their
 political subdivisions,
 asset-backed securi-
 ties, various mortgage-
 backed securities (both
 residential and commer-
 cial), other floating
 or variable rate obli-
 gations, municipal
 obligations and zero
 coupon debt securities.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and
 taxing power for the
 payment of principal
 and interest.

 Investment Grade: Secu-
 rities which are rated
 in the four highest
 categories by at least
 one of the major rating
 agencies or determined
 by the fund manager to
 be of similar quality.
 Generally, the higher
 the rating of a bond,
 the higher the likeli-
 hood that interest and
 principal payments will
 be made on time. Secu-
 rities rated in the
 fourth highest category
 by the rating agencies
 are considered invest-
 ment grade but they are
 also considered specu-
 lative, meaning that
 they carry more risk
 than higher rated secu-
 rities and may have
 problems making princi-
 pal and interest pay-
 ments in difficult eco-
 nomic climates.
 Investment grade rat-
 ings do not guarantee
 that bonds will not
 lose value.

 Lehman Municipal Bond
 Index: An unmanaged
 index of municipal
 bonds with the follow-
 ing characteristics:
 minimum credit rating
 of Baa-3, outstanding
 par value of at least
 $3 million, issued as
 part of a deal of at
 least $50 million,
 issued within the last
 5 years and remaining
 maturities of not less
 than one year.

 Maturity: The date upon
 which debt securities
 are due to be repaid,
 that is, the date when
 the issuer must pay
 back the face amount of
 the security.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate trans-actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in municipal securities without shareholder approval.

Key Risks

There is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fact that the fund concentrates its investments in securities of issuers located in Pennsylvania raises special concerns. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its politi-cal subdivisions could hurt the value of the fund's shares.

  IMPORTANT DEFINITIONS

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Total Return: A way of
 measuring fund perfor-
 mance. Total return is
 based on a calculation
 that takes into account
 income dividends, capi-
 tal gain distributions
 and the increase or
 decrease in share
 price.



                                                                      Key Risks

Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corpo-rate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Munici-pal securities also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ment. Interest on these bonds that is received by taxpayers subject to the Fed-eral Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in municipal securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

There may be less information available on the financial condition of issuers of municipal securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice.

The fund will rely on legal opinions of counsel to issuers of municipal securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. The income from certain derivatives may be subject to Federal income tax. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

When you invest in this fund you are not making a bank deposit. Your invest-ment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund's.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Municipal Bond Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

  Best Quarter                   93      12.34%
  Q1 '95: 7.66%                  94      -6.88%
                                 95      18.39%
  Worst Quarter                  96       4.61%
  Q1 '94: -6.27%                 97       8.70%
                                 98       6.13%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
PA Tax-Free Income           6.13%      6.45%     5.88%      6.97%   12/01/92
Lehman Municipal             6.48%      6.69%     6.23%      7.92%     N/A
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


 Advisory Fees                     .50%
 Other expenses                    .32%
 Total annual fund
  operating expenses               .82%
 Fee waivers and expense
   reimbursements*                 .22%
 Net Expenses*                     .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $61    $240    $433     $993


                                                                       Expenses
                                                                       and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Fund Management

The manager for the fund is Kevin Klingert, Managing Director at BlackRock Financial Management, Inc. (BFM) since 1991. Before joining BFM he was Assis-tant Vice President at Merrill Lynch, Pierce, Fenner & Smith. He has been fund manager since 1995.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   Pennsylvania Tax-Free Income Portfolio



                                   Year      Year     Year     Year     Year
                                  Ended      Ended    Ended    Ended    Ended
                                 9/30/98    9/30/97  9/30/96  9/30/95  9/30/94
Net asset value at beginning
 of period                      $    10.77  $10.44   $10.33   $ 9.82   $10.70
                                ----------  ------   ------   ------   ------
Income from investment
 operations
 Net investment income                0.52    0.53     0.52     0.52     0.53
 Net gain (loss) on
  investments (both realized
  and unrealized)                     0.38    0.33     0.12     0.51    (0.85)
                                ----------  ------   ------   ------   ------
 Total from investment
  operations                          0.90    0.86     0.64     1.03    (0.32)
                                ----------  ------   ------   ------   ------
Less distributions
 Distributions from net
  investment income                  (0.52)  (0.53)   (0.53)   (0.52)   (0.53)
 Distributions from net
  realized capital gains               - -     - -      - -      - -    (0.03)
                                ----------  ------   ------   ------   ------
 Total distributions                 (0.52)  (0.53)   (0.53)   (0.52)   (0.56)
                                ----------  ------   ------   ------   ------
Net asset value at end of
 period                         $    11.15  $10.77   $10.44   $10.33   $ 9.82
                                ==========  ======   ======   ======   ======
 Total return                         8.51%   8.43%    6.29%   10.81%   (2.96)%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $1,054,070  $5,108   $3,609   $2,092   $  639
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                         0.58%   0.55%    0.55%    0.52%    0.39%
 Before
  advisory/administration fee
  waivers                             0.82%   0.86%    0.85%    0.84%    0.99%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                         4.66%   4.97%    5.01%    5.23%    5.27%
 Before
  advisory/administration fee
  waivers                             4.42%   4.66%    4.72%    4.91%    4.67%
Portfolio turnover rate                 43%     97%     119%      66%      30%

                                ----------------------------------------------

[GRAPHIC
 APPEARS
 HERE]       About Your Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             Buying Shares


Institutional Shares are offered to:

 .Institutional investors

 .Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

 .acts in a fiduciary capacity (excluding participant-directed employee bene-fit plans)

 .otherwise has investment discretion or

 .acts as custodian for at least $2 million in assets

 .Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

 What Price Per Share Will
                  You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Foreign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should con-tact their institutions for more information.

-------------------------------------------------------------------------------

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

-------------------------------------------------------------------------------

How Much is the
Minimum Investment?


The minimum investment for the initial purchase of Institutional Shares is:

 .$5,000 for institutions

 .$500,000 for registered investment advisers

 .$2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------
Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instruc-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

tions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day fol-lowing redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.







--------------------------------------------------------------------------------
96

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Company's Rights

The Company may:

    .Suspend the right of redemption

    .Postpone date of payment upon redemption

    .Redeem shares involuntarily

    .Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------
Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

--------------------------------------------------------------------------------
Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond             0.16%
  Intermediate Government Bond  0.30%
  Intermediate Bond             0.26%
  Core Bond                     0.18%
  Managed Income                0.34%
  International Bond            0.23%
  GNMA                          0.17%
  Tax-Free Income               0.28%

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  Pennsylvania Tax-Free Income  0.29%
  New Jersey Tax-Free Income    0.26%
  Ohio Tax-Free Income          0.22%
  Delaware Tax-Free Income      0.17%
  Kentucky Tax-Free Income      0.15%

The maximum annual advisory fees that can be paid to BlackRock (as a percent-age of average daily net assets) are as follows:

Maximum Annual Contractual Fee Rate (Before Waivers)

                        Each Fund Except
                        Int'l Bond, GNMA, Int'l Bond, GNMA,
                        KY Tax-Free,      KY Tax-Free,
                        DE Tax-Free       DE Tax-Free
                        INVESTMENT        INVESTMENT
  AVG DAILY NET ASSETS  ADVISORY FEE      ADVISORY FEE
  First $1 billion      .500%             .500%
  $1 billion-$2
   billion              .450%             .500%
  $2-billion-$3
   billion              .425%             .475%
  greater than $3
   billion              .400%             .450%


BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, includ-ing seven out of ten of the largest Fortune 100 companies.


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) are:

  Low Duration Bond             .385%
  Intermediate Government Bond  .475%
  Intermediate Bond             .435%
  Core Bond                     .380%
  GNMA                          .485%
  Managed Income                .485%
  International Bond            .865%
  High Yield Bond               .525%


  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Financial Management,
 Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Tax-Free Income               .485%
Delaware Tax-Free Income      .585%
Ohio Tax-Free Income          .515%
Kentucky Tax-Free Income      .585%
New Jersey Tax-Free Income    .475%
Pennsylvania Tax-Free Income  .470%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------
Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------
Taxation of Distributions


Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Each of the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios intends to pay most of its dividends as exempt interest divi-dends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These tax-free income funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds
c/o PFPC, Inc. PO Box 8950, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals
9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


INVESTMENT COMPANY ACT FILE NO. 811-05742

[GRAPHIC APPEARS HERE]

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

[GRAPHIC APPEARS HERE]

NOT FDIC-INSURED
May lose value
No bank guarantee


                                Bond Portfolios
================================================================================
                               BLACKROCK SHARES

BlackRock Funds/SM/ is a mutual fund family with 36 investment portfolios, 4 of which are described in this prospectus.



PROSPECTUS
January 28, 1999

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

How to find the information you need

About Your Investment

Table of Contents
================================================================================

How to find the information you need........................................   1
THE BLACKROCK BOND FUNDS
Low Duration Bond...........................................................   2
Intermediate Bond...........................................................   9
Core Bond...................................................................  15
High Yield Bond.............................................................  21
How to Buy/Sell Shares......................................................  28
Dividends/Distribution/Taxes................................................  33

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Bond Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on 4 of the BlackRock Bond funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC APPEARS HERE]

BlackRock
Low Duration Bond
Portfolio
================================================================================

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Gov ernment securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Duration: A mathemati cal calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Investment Goal

The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in investment grade bonds in the three to five year maturity range. The fund normally invests at least 80% of its total assets in bonds diversified among several categories. The fund manager may also invest up to 20% of the fund's total assets in non-investment grade bonds or convertible securities with a minimum rating of "B" and up to 20% of its total assets in bonds of foreign issuers. The fund manager selects securities from several categories including: U.S. Treasuries and agency securities, asset backed securities, CMOs, corporate bonds and commercial and residential mortgage-backed securities.

The management team evaluates categories of the bond market and individual securities within these categories. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security's rating falls below "B," the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments. The fund seeks to limit risk by investing in investment grade bonds diversified in a variety of categories.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities.

In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepay-ment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

IMPORTANT DEFINITIONS

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities of from 1 to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.


Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Key Risks

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

The fund may invest up to 20% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

The fund may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds." The fund may not invest more than 20% of its total assets in high yield securities and all such securities must be rated "B" or higher at the time of purchase by at least one major rating agency. A "B" rating generally indicates that while the issuer can currently make its interest and principal pay-
4
ments, it probably will not be able to do so in times of financial difficulty. Non-investment grade debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, pos-itively or negatively, to reflect new developments regarding the issuer. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. Also, the market for high yield securi-ties is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of divi-dends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in June 1997 is based upon performance for Institutional Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

 Best Quarter                    93       5.66
 Q1 '95: 3.26%                   94       1.39
                                 95      10.51
 Worst Quarter                   96       5.07
 Q1 '94: -0.18%                  97       6.13
                                 98       6.80
 The bars for 1993-1997
 are based upon
 performance for
 Institutional Shares
 of the fund.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          Since    Inception
                       1 Year     3 Years    5 Years    Inception     Date
--------------------------------------------------------------------------------
Low Duration Bond      6.80%       6.00%      5.94%       5.68%     07/01/92
ML 1-3 Yr. Treasury    7.00%       6.21%      5.99%       5.93%        N/A
--------------------------------------------------------------------------------

Expenses and Fees

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                             .50%
Other expenses                            .30%
Total annual fund operating expenses      .80%
Fee waivers and expense  reimbursements*  .40%
Net Expenses*                             .40%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $41    $215    $405     $953

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, trans-fer agency, custody, professional fees and registration fees.

Fund Management

Robert Kapito and Scott Amero co-manage the fund at BlackRock Financial Manage-ment, Inc. (BFM). Robert Kapito has been Vice Chairman of BFM since 1988 and portfolio co-manager since inception. Scott Amero has been a Managing Director of BFM since 1990 and portfolio co-manager since inception.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a BlackRock Share Outstanding Throughout Each Period)

                                       Low Duration
                                      Bond Portfolio


                                      Year   6/3/97/1/
                                     ended    through
                                    9/30/98   9/30/97
Per Share operating performance:
Net asset value, beginning of
 period                             $   9.89     $  9.82
                                    --------     -------
 Net investment income                  0.59        0.19
 Net realized and unrealized gain
  or loss on investments                0.12        0.07
                                    --------     -------
Total from investment operations        0.71        0.26
                                    --------     -------
Less Distributions
Distributions from net investment
 income                                (0.57)      (0.19)
Distributions from net realized
 capital gains                           --          --
                                    --------     -------
 Total dividends and distributions     (0.57)      (0.19)
                                    --------     -------
Net asset value, end of period      $  10.03     $  9.89
                                    ========     =======
Total return                            7.44%       2.68%
Ratios to average net assets:
Expenses                                0.40%/3/    0.40/2/,/3/
 Excluding waivers                      0.80%       0.73/2/
Net investment income                   7.12%       6.58/2/
 Excluding waivers                      6.72%       6.25/2/
Supplemental data:
Portfolio turnover                       227%        371%
Net assets, end of period (in
 thousands)                         $140,493     $68,300

/1/Commencement of investment operations of share class.

/2/Annualized.

/3/Including interest expense, the ratio would have been 1.59% and 1.01% for the fiscal period ended September 30, 1998 and September 30, 1997, respectively.
8

[GRAPHIC APPEARS HERE]

BlackRock
Intermediate Bond
Portfolio
================================================================================
Investment Goal
The fund seeks current income consistent with the preservation of capital.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in intermediate bonds. The fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in intermediate bonds. The fund defines inter-mediate bonds as those with maturities of between five and ten years. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates categories of the bond market and individual securities within those categories. The manager selects bonds from several cat-egories including: U.S. Treasuries and agency securities, commercial and resi-dential mortgage-backed securities, asset-backed securities and corporate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman Brothers Intermediate Government/Corporate Index (the benchmark).

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment
or to increase returns. The fund may also enter into interest rate trans     -


IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.


Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Lehman Brothers Intermediate Government/Corporate Index: An unmanaged index comprised of Treasury, agency and corporate issues from the more comprehensive Lehman Aggregate Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index below one year and above
9.9 years.


Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.



Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.


Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


actions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3 of the value of its total assets.


The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average cur-rent income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will gener ally be at lower rates of return than the return on the assets which were pre-paid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives and interest rate transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteris-tic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Intermediate Government/Corporate Index, a recognized unmanaged index of bond market performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in May 1998 is based upon performance for Institutional Shares of the fund.


As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                        [BAR CHART APPEARS HERE]

 Best Quarter       1994        -3.11
 Q2 '95: 4.52%      1995        14.59
                    1996         4.31
 Worst Quarter      1997         7.61
 Q1 '94: -2.80%     1998         7.18

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               Since   Inception
                                 1 Year   3 Years   5 Years  Inception   Date

Intermediate Bond                7.18%     6.35%      5.96%    5.53%    09/15/93
LB Intermediate Govt./Corp.      8.43%     6.76%      6.60%    6.29%      N/A*


 * For comparative purposes, the value of the index on 09/01/93 is used as the beginning value on 09/15/93 .
12

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .50%
Other expenses                            .21%
Total annual fund operating expenses      .71%
Fee waivers and expense  reimbursements*  .26%
Net Expenses*                             .45%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $46    $201    $369     $858

Fund Management

The co-managers of the fund are Robert Kapito, Vice Chairman of BlackRock Financial Management, Inc. (BFM) since 1988, Scott Amero, Managing Director of BFM since 1990, and Michael Lustig, Director of BFM since 1989. They have all co-managed the fund since 1995.


IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the period indicated. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a BlackRock Share Outstanding Throughout Each Period)

                                      Intermediate
                                     Bond Portfolio

                                       6/3/97/1/
                                        through
                                        9/30/98
Per Share operating performance:
Net asset value, beginning of period   $  9.46
                                       -------
 Net investment income                    0.24
 Net realized and unrealized gain or
  loss on investments                     0.26
                                       -------
Total from investment operations          0.50
                                       -------
Less Distributions
Distributions from net investment
 income                                  (0.24)
Distributions from net realized
 capital gains                           (0.05)
                                       -------
 Total dividends and distributions       (0.29)
                                       -------
Net asset value, end of period         $  9.67
                                       =======
Total return                              8.86%
Ratios to average net assets:
Expenses                                  0.45%/2/,/3/
 Excluding waivers                        0.72%/2/
Net investment income                     6.96%/2/
 Excluding waivers                        6.69%/2/
Supplemental data:
Portfolio turnover                         221%
Net assets, end of period (in
 thousands)                            $48,365

/1/Commencement of investment operations of share class.

/2/Annualized.

/3/Including interest expense, ratios would have been 1.43% for the fiscal period ended September 30, 1998.
14

[GRAPHIC APPEARS HERE]

BlackRock
Core Bond
Portfolio
================================================================================

Investment Goal
The fund seeks to realize a total return that exceeds that of the Lehman Broth-ers Aggregate Index (the benchmark).

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its total assets in bonds and at least 65% of its total assets in bonds with maturities of between five and fifteen years. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the manager to be of similar quality.

The management team evaluates several categories of the bond market and indi-vidual securities within these categories. The fund manager selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities and corpo-rate bonds. Securities are purchased for the fund when the manager determines that they have the potential for above-average total return. The fund measures its performance against the benchmark.

If a security falls below investment grade, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.

The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The fund may also enter into interest rate transactions as a hedging technique. In these transactions, the fund

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.


Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they are also considered speculative, meaning that they carry more risk than higher rated securities and may have problems making principal and interest pay-ments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

IMPORTANT DEFINITIONS

Lehman Brothers Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody's or Standard & Poor's.


Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.


Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average total returns, there is no guarantee that shares of the fund will not lose val-ue. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.

Treasury obligations differ only in their interest rates, maturities and times of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.


The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for BlackRock Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund's performance to that of the Lehman Brothers Aggregate Index, a recognized unmanaged index of bond mar-ket performance. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before BlackRock Shares were launched in May 1997 is based upon the performance for Institutional Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

 Best Quarter        1993     9.69
 Q2 '95: 5.87%       1994    -2.33
                     1995    18.18
 Worst Quarter       1996     3.58
 Q1 '94: -2.63%      1997     9.11
                     1998     8.34

 The bars for 1993-1997 are based upon performance for Institutional Shares of the funds.

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                  Since    Inception
                   1 Year   3 Years   5 Years   Inception     Date

Core Bond          8.34%     6.98%     7.16%      7.56%     12/01/92
Lehman Aggregate   8.69%     7.29%     7.27%      7.87%       N/A

Expenses and Fees
As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                             .50%
Other expenses                            .24%
Total annual fund operating expenses      .74%
Fee waivers and expense  reimbursements*  .34%
Net Expenses*                             .40%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years 5 Years 10 Years

BlackRock Shares   $41    $202    $378     $886

Fund Management

The manager of the fund is Keith Anderson, Managing Director at BlackRock Financial Management, Inc. since 1988. He has served as fund manager since June 1997.

Expenses and Fees

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a BlackRock Share Outstanding Throughout Each Period)

                                      Core Bond
                                      Portfolio

                                       Year    5/1/97/1/
                                       Ended    through
                                      9/30/98   9/30/97
Per Share operating performance:
Net asset value, beginning of period  $  9.82   $  9.57
                                      -------   -------
 Net investment income                   0.61      0.26
 Net realized and unrealized gain or
  loss
  on investments                         0.40      0.24
                                      -------   -------
Total from investment operations         1.01      0.50
                                      -------   -------
Less Distributions
Distributions from net investment
 income                                 (0.62)    (0.25)
Distributions from net realized
 capital gains                            --        --
                                      -------   -------
 Total dividends and distributions      (0.62)    (0.25)
                                      -------   -------
Net asset value, end of period        $ 10.12   $  9.82
                                      =======   =======
Total return                            10.74%     5.30%
Ratios to average net assets:
Expenses                                 0.40%     0.40/2/,/3/
 Excluding waivers                       0.74%     0.69/2/
Net investment income                    6.42%     6.70/2/
 Excluding waivers                       6.08%     6.41/2/
Supplemental data:
Portfolio turnover                        405%      441%
Net assets, end of period (in
 thousands)                           $92,723   $48,139

                                  ---------------------------------------------

/1/Commencement of investment operations of share class.

/2/Annualized.

/3/Including interest expense, the ratio would have been 0.68% and 0.56% for the fiscal period ended September 30, 1998 and September 30, 1997, respectively.
20

[GRAPHIC APPEARS HERE]

BlackRock
High Yield Bond
Portfolio
================================================================================

Investment Goal

The fund seeks to provide current income by investing primarily in non-invest-ment grade bonds.

Primary Investment Strategies

In pursuit of this goal, the fund manager invests primarily in non-investment grade bonds in the ten to fifteen year maturity range. The fund normally invests at least 80% of its total assets in bonds or convertible securities and at least 65% of its total assets in high yield bonds. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund manager to be of similar quality. The fund may invest up to 10% of its total assets in bonds of foreign issuers.

The management team evaluates categories of the high yield market and individ-ual bonds within these categories. Securities are purchased for the fund when the portfolio manager determines that they have the potential for above-average current income. The fund measures its performance against the Lehman High Yield Index (the benchmark).

To add additional diversification, the portfolio manager can invest in a wide range of securities including corporate bonds, mezzanine investments, collater-alized bond obligations, bank loans and mortgage-backed and asset-backed secu-rities. The fund can also invest, to the extent consistent with its investment objective, in foreign and emerging market securities and currencies. The fund may invest in securities rated as low as "C." These securities are very risky and have major uncertainties regarding the issuer's ability to make interest and principal payments.

If a security falls below the fund's minimum rating, the manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the fund manager, the risk of continuing to hold the security is unacceptable when compared to the total return potential.

The fund manager will normally attempt to structure the fund's portfolio to have comparable duration to its benchmark. Duration, which measures price sen-sitivity to interest rate changes, is not necessarily equal to average maturi-ty.


IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bank Loans: The fund may invest in fixed and floating rate loans arranged through private negotiations between a company or a foreign government and one or more financial institutions. The fund considers such investments to be debt securities.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Bond Obligations (CBO): The fund many invest in collateralized bond obligations, which are securities backed by a diversified pool of high yield securities.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of four years, its price will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 4% when interest rates fall by one percentage point.

High Yield Bonds: Sometimes referred to as "junk bonds" these are debt securities, which are, rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.

IMPORTANT DEFINITIONS

Lehman High Yield Index: An unmanaged index that is comprised of issues that meet the following criteria: at least $100 million par value outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.


Mezzanine Investments: These are subordinated debt securities which receive payments of interest and principal after other more senior security holders are paid. They are generally issued in private placements in connection with an equity security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.


The fund manager may, when consistent with the fund's investment objective, use options or futures (commonly known as derivatives). The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending invest-ment or to increase returns. The fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future.

The fund can borrow money to buy additional securities. This practice is known as "leverage." The fund may borrow from banks or other financial institutions or through reverse repurchase agreements (under which the fund sells securi-ties and agrees to buy them back at a particular date and price). The fund normally may borrow up to 33 1/3% of the value of its total assets.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks

While the fund manager chooses bonds he believes can provide above average current income, there is no guarantee that shares of the fund will not lose value. This means you could lose money.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negative-ly, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are consid-ered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience finan-cial problems. They may not have enough cash to make their principal and inter-est payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

The market for bank loans may not be highly liquid and the fund may have diffi-culty selling them. These investments expose the fund to the risk of investing in both the financial institution and the underlying borrower.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower inter-est rates. The lower tranches, with greater risk, pay higher interest rates.

The expenses of the fund will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

The fund may make investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage-or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experi-ence less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the manager will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several clas-ses will normally be in the lower classes that have less credit protection.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Other asset-based securities may not have the benefit of as much collateral as mortgage-backed securities.


The fund's use of derivatives, interest rate and foreign currency transactions may reduce the fund's returns and/or increase volatility, which is defined as the characteristic of a security or a market to fluctuate significantly in price within a short period of time. Leverage is a speculative technique which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund's portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund's return.


The fund may invest up to 10% of its total assets in bonds of foreign issuers. Foreign securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on foreign securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security's value will be hurt by changes in foreign political or social conditions, the possibility of heavy taxation or expropriation and more difficulty obtaining information on foreign securities or companies. In addi-tion, a portfolio of foreign securities may be harder to sell and may be sub-ject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of foreign securities markets.

In addition, political and economic structures in developing market countries may be undergoing rapid change and these countries may lack the social, polit-ical and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropri-ation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries recently has dropped significantly due to economic and political turmoil in many of these countries.

On January 1, 1999, eleven European countries implemented a new currency unit called the "Euro" which is expected to reshape financial markets, banking sys-tems and monetary policies in Europe and other parts of the world. While it is impossible to predict the impact of the "Euro," it is possible that it
24
could increase volatility in financial markets worldwide which could hurt the value of shares of the fund.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                                     .50%
Other expenses*                                   .18%
Total annual fund operating expenses              .68%
Fee waivers and expense reimbursements**          .13%
Net Expenses**                                    .55%

 * "Other expenses" are based on estimated amounts for the current fiscal year.

** BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                  1 Year 3 Years

BlackRock Shares   $56    $204

Fund Management

The fund is co-managed by Dennis Schaney and Keith Anderson. Dennis Schaney is co-leader of the High Yield Team and a Managing Director of BlackRock Financial Management, Inc. (BFM) since February 1998. Prior to joining BFM he was a Man-aging Director in the Global Fixed Income Research and Economics Department of Merrill Lynch for nine years. Keith Anderson, co-leader of the High Yield Team, has served as Managing Director of BFM since 1988. Both have co-managed the fund since its inception.

[GRAPHIC APPEARS HERE]


About Your Investment
================================================================================

Buying Shares

BlackRock Shares are offered without a sales charge to institutional investors with a minimum investment of $5,000,000.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every business day. A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value
(NAV) per share is $10.

The funds' investments are valued based on market value, or where market quota-tions are not readily available, based on fair value as determined in good faith by or under the direction of the Company's Board of Trustees. Under some circumstances certain short-term debt securities will be valued using the amor-tized cost method.

Since the NAV changes daily, the price of your shares depends on the time that your order is received by the BlackRock Funds' transfer agent, whose job it is to keep track of shareholder records.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund at 4 p.m. (Eastern time) each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. For-eign securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

================================================================================

Paying for Shares


Payment for BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.

-------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of BlackRock Shares is $5,000,000. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

-------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds' custo-dian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemp-tion payments is imposed by the Company.

================================================================================

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

--------------------------------------------------------------------------------
The Company's Rights

The Company may:

    .  Suspend the right of redemption

    .  Postpone date of payment upon redemption

    .  Redeem shares involuntarily

    .  Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is proc-essed.

--------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 345 Park Avenue, New York, New York 10154, acts as sub-adviser to the funds.

For their investment advisory and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Low Duration Bond  0.16%
  Intermediate Bond  0.26%
  Core Bond          0.18%

The maximum annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets of each fund) are as follows:

Maximum Annual Contractual Fee Rate (Before Waivers)

                           INVESTMENT
                           ADVISORY
  AVG DAILY NET ASSETS     FEE
  First $1 billion         .500%
  $1 billion-$2 billion    .450%
  $2 billion-$3 billion    .425%
  greater than $3 billion  .400%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.


Information about the portfolio manager for each of the funds is presented in the appropriate fund section.



IMPORTANT DEFINITIONS

Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for Black-Rock Funds is BlackRock Advisors, Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Financial Management, Inc.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Low Duration Bond  .385%
  Intermediate Bond  .435%
  Core Bond          .380%
  High Yield Bond    .525%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.
32

================================================================================
--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are paid within 10 days after the end of each month. The Company's Board of Trustees may change the timing of dividend payments.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

If more than half of the total asset value of a fund is invested in foreign stock or securities, the fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. In such case, each shareholder would be required to include his proportionate share of such taxes in his income and may be entitled to deduct or credit such taxes when computing his taxable income.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950,
Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[GRAPHIC APPEARS HERE]

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

Money Market

Portfolios
======================================
INVESTOR SHARES

BlackRock Funds(sm) is a mutual fund family with 36 investment portfolios, 8 of which are described in this prospectus. BlackRock Funds are sold principally through licensed investment professionals.


PROSPECTUS
January 28, 1999

LOGO BLACKROCK
     FUNDS

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.


NOT FDIC-INSURED

May lose value
No bank guarantee

Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to         How to find the information you need....................   1
find the       THE BLACKROCK MONEY MARKET FUNDS
information    Money Market............................................   2
you need       U.S. Treasury Money Market..............................   8
               Municipal Money Market..................................  13
               New Jersey Municipal Money Market.......................  19
               North Carolina Municipal Money Market...................  25
               Ohio Municipal Money Market.............................  31
               Pennsylvania Municipal Money Market.....................  37
               Virginia Municipal Money Market.........................  43

About Your     How to Buy/Sell Shares..................................  49
Investment     Dividends/Distribution/Taxes............................  55
               Services for Shareholders...............................  58

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Money Market Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

             BlackRock
logo         Money Market
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in
 calculating this aver-
 age.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, D-2 or higher by Duff & Phelps, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Securities issued or guaranteed by state or local governmental bodies.

8) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.
2

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A, B and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and dis-tributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1993, Investor B Shares were launched in September 1995 and Investor C Shares were launched in October 1996. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual returns of Investor B and C Shares would have been lower compared to Investor A Shares.
4

[BAR CHART APPEARS HERE]

As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '90:1.96%

Worst Quarter
Q4 '93:0.64%

The bars for 1990-1993 are based
upon performance for Service Shares
of the fund.

--------------------------------------------------------------------------------
90       91       92       93       94       95       96       97       98
--------------------------------------------------------------------------------
7.97    5.93     3.51     2.64     3.68     5.32     4.91     5.07     4.96
--------------------------------------------------------------------------------

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
Money Market; Inv A       4.96      4.98         4.79      4.97       10/04/89
--------------------------------------------------------------------------------
Money Market; Inv B       4.23      4.28         4.34      4.73       10/04/89
--------------------------------------------------------------------------------
Money Market; Inv C       4.23      4.28         4.34      4.73       10/04/89
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares C Shares
Advisory Fees                            .41%     .41%     .41%
Distribution and Service (12b-1) fees    .50%    1.15%    1.15%
Other expenses                           .30%     .30%     .30%
Total annual fund operating expenses    1.21%    1.86%    1.86%
Fee Waivers and Expense
  Reimbursements*                        .32%     .37%     .37%
Net Expenses*                            .89%    1.49%    1.49%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock Distributors, Inc., the fund's distributor, and BlackRock have contractually agreed to the following waivers on distribution and service fees for the next year: .10% of average daily net assets with respect to Investor A Shares and .15% of average daily net assets with respect to Investor B and C Shares. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 91   $352    $634         $1,438
B Shares*   $152   $549    $971   $1,979**/$1,900***
C Shares*   $152   $549    $971         $2,150



 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A, B or C Share Outstanding Throughout Each Period)

               Money Market Portfolio

                                       INVESTOR A
                                         SHARES                                 INVESTOR B SHARES
                                                                                                    For the
                                                                                                    Period
                        Year      Year      Year      Year      Year     Year     Year     Year    9/15/95/1/
                       Ended     Ended     Ended     Ended     Ended     Ended    Ended    Ended    through
                      9/30/98   9/30/97   9/30/96   9/30/95   9/30/94   9/30/98  9/30/97  9/30/96   9/30/95
 Net asset value
  at beginning of
  period              $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00  $   1.00
                      --------  --------  --------  --------  --------  -------  -------  -------  --------
 Income from
  investment
  operations
 Net investment
  income                0.0495    0.0491    0.0485    0.0511    0.0308   0.0426   0.0424   0.0426    0.0020
                      --------  --------  --------  --------  --------  -------  -------  -------  --------
  Total from
   investment
   operations           0.0495    0.0491    0.0485    0.0511    0.0308   0.0426   0.0424   0.0426    0.0020
                      --------  --------  --------  --------  --------  -------  -------  -------  --------
 Less
  distributions
 Distributions
  from
  net investment
  income               (0.0495)  (0.0491)  (0.0485)  (0.0511)  (0.0308) (0.0426) (0.0424) (0.0426)  (0.0020)
 Distributions
  from
  net realized
  capital gains            - -       - -       - -       - -       - -      - -      - -      - -       - -
                      --------  --------  --------  --------  --------  -------  -------  -------  --------
  Total
   distributions       (0.0495)  (0.0491)  (0.0485)  (0.0511)  (0.0308) (0.0426) (0.0424) (0.0426)  (0.0020)
                      --------  --------  --------  --------  --------  -------  -------  -------  --------
 Net asset value
  at end of
  period              $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00  $   1.00
                      ========  ========  ========  ========  ========  =======  =======  =======  ========
 Total return             5.06%     5.02%     4.96%     5.23%     3.12%    4.34%    4.32%    4.34%     0.20%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $365,458  $256,039  $162,099  $ 10,185  $  4,342  $ 1,805  $   238  $   138  $     27
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers            0.77%     0.70%     0.74%     0.81%     0.75%    1.48%    1.39%    1.36%     1.34%/2/
  Before
   advisory/
   administration
   fee waivers            1.01%     1.03%     1.10%     1.19%     1.16%    1.72%    1.72%    1.73%     1.72%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers            4.94%     4.92%     4.81%     5.15%     3.39%    4.22%    4.26%    4.18%     4.58%/2/
  Before
   advisory/
   administration
   fee waivers            4.70%     4.59%     4.45%     4.78%     2.98%    3.98%    3.93%    3.82%     4.20%/2/

               INVESTOR C
                 SHARES

                                For the
                                 Period
                       Year    10/17/96/1/
                       Ended     through
                      9/30/98   9/30/97
 Net asset value
  at beginning of
  period              $  1.00   $   1.00
                      -------- -------------
 Income from
  investment
  operations
 Net investment
  income               0.0426     0.0390
                      -------- -------------
  Total from
   investment
   operations          0.0426     0.0390
                      -------- -------------
 Less
  distributions
 Distributions
  from
  net investment
  income              (0.0426)   (0.0390)
 Distributions
  from
  net realized
  capital gains           - -        - -
                      -------- -------------
  Total
   distributions      (0.0426)   (0.0390)
                      -------- -------------
 Net asset value
  at end of
  period              $  1.00   $   1.00
                      ======== =============
 Total return            4.34%      3.97%
 Ratios/Supplemental
  data
 Net assets at
  end of period
  (in thousands)      $   337   $      2
 Ratios of
  expenses to
  average net
  assets
  After advisory/
   administration
   fee waivers           1.49%      1.50%/2/
  Before
   advisory/
   administration
   fee waivers           1.73%      1.83%/2/
 Ratios of net
  investment
  income to
  average net
  assets
  After advisory/
   administration
   fee waivers           4.22%      4.01%/2/
  Before
   advisory/
   administration
   fee waivers           3.98%      3.68%/2/

               ----------------------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.

             BlackRock
logo         U.S. Treasury Money Market
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. The fund may also purchase unrated securities determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
8

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1993 and Investor C Shares were launched in December 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual return of Investor C Shares would have been lower compared to Investor A Shares.

As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '90:1.98%

Worst Quarter
Q4 '93:0.63%

The bars for 1990-1993 are based
upon performance for Service Shares
of the fund.

--------------------------------------------------------------------------------
90       91       92       93       94       95       96       97       98
--------------------------------------------------------------------------------
7.83    5.86     3.46     2.59     3.67     5.22     4.65     4.80     4.73
--------------------------------------------------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
US Treasury; Inv A        4.73      4.74         4.62      4.81       11/01/89
--------------------------------------------------------------------------------
US Treasury; Inv C        4.72      4.74         4.62      2.70       11/01/89
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                          A Shares B Shares C Shares
Advisory Fees                               .45%     .45%     .45%
Distribution and service (12b-1) fees       .50%    1.15%    1.15%
Other expenses                              .27%     .27%     .27%
Total annual fund operating expenses       1.22%    1.87%    1.87%
Fee Waivers and Expense  Reimbursements*    .34%     .39%     .39%
Net Expenses*                               .88%    1.48%    1.48%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, and BlackRock have contractually agreed to the following waivers on distribution and service fees for the next year: .10% of average daily net assets with respect to Investor A Shares and .15% of average daily net assets with respect to Investor B and C Shares. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $90    $354    $638         $1,447
B Shares*   $151   $550    $975   $1,988**/$1,909***
C Shares*   $151   $550    $975         $2,159

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instruc-tions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                               U.S. Treasury Money Market Portfolio

                                          INVESTOR A SHARES
                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0476    0.0468    0.0467    0.0501    0.0309
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0476    0.0468    0.0467    0.0501    0.0309
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0476)  (0.0468)  (0.0467)  (0.0501)  (0.0309)
 Distributions from net
  realized capital gains          - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total distributions        (0.0476)  (0.0468)  (0.0467)  (0.0501)  (0.0309)
                             --------  --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    4.87%     4.75%     4.77%     5.13%     3.11%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $ 71,811  $ 43,425  $ 10,630  $  1,285  $  1,656
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.81%     0.78%     0.79%     0.80%     0.75%
  Before
   advisory/administration
   fee waivers                   1.12%     1.16%     1.19%     1.21%     1.20%
 Ratios of net investment
  income to average net
  assets
  After
  advisory/administration
  fee waivers                    5.57%     4.70%     4.60%     5.03%     3.60%
  Before
   advisory/administration
   fee waivers                   5.26%     4.32%     4.20%     4.62%     3.14%

                               ------------------------------------------------

             BlackRock
logo         Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular fed-eral income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Munic-ipal Securities of issuers located in the same state.


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks pre-sented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liq-uid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.


The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the
fund's investment advis     -
er, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to han-dle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and C Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in November 1992 and Investor C Shares were launched in September 1997. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual return of Investor C Shares would have been lower compared to Investor A Shares.

As of 12/31                            Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '90:1.36%

Worst Quarter
Q4 '94:0.41%

The bars for 1990-1992 are based
upon performance for Service Shares
of the fund.

--------------------------------------------------------------------------------
90       91       92       93       94       95       96       97       98
--------------------------------------------------------------------------------
5.42    4.02     2.49     1.89     2.25     3.22     2.80     2.98     2.70
--------------------------------------------------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
Municipal MM; Inv A       2.70      2.82         2.79      3.13       11/01/89
--------------------------------------------------------------------------------
Municipal MM; Inv C       1.84      2.50         2.59      3.02       11/01/89
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                               A Shares B Shares C Shares

Advisory Fees                    .45%     .45%     .45%
Distribution and service
 (12b-1) fees                    .50%    1.15%    1.15%
Other expenses                   .33%     .33%     .33%
Total annual fund operating
 expenses                       1.28%    1.93%    1.93%
Fee waivers and expense
 reimbursements*                 .39%     .44%     .44%
Net Expenses*                    .89%    1.49%    1.49%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock Distributors, Inc., the fund's distributor, and BlackRock have contractually agreed to the following waivers on distribution and service fees for the next year: 10% of average daily net assets with respect to Investor A Shares and .15% of average daily net assets with respect to Investor B and C Shares. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 91   $368   $  665        $1,511
B Shares*   $152   $564   $1,001  $2,049**/$1,979***
C Shares*   $152   $564   $1,001        $2,218

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that is purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).




  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A or C Share Outstanding Throughout Each Period)

                             Municipal Money Market Portfolio

                                             INVESTOR A
                                               SHARES                        INVESTOR C SHARES
                                                                                       For the
                                                                                       Period
                              Year     Year      Year      Year      Year     Year    9/12/97/1/
                              Ended    Ended    Ended     Ended     Ended     Ended    through
                             9/30/98  9/30/97  9/30/96   9/30/95   9/30/94   9/30/98   9/30/97
 Net asset value at
  beginning of period        $  1.00  $  1.00  $   1.00  $   1.00  $   1.00  $  1.00   $  1.00
                             -------  -------  --------  --------  --------  -------   -------
 Income from investment
  operations
 Net investment income        0.0280   0.0290    0.0288    0.0311    0.0193   0.0133    0.0013
                             -------  -------  --------  --------  --------  -------   -------
   Total from investment
    operations                0.0280   0.0290    0.0288    0.0311    0.0193   0.0133    0.0013
                             -------  -------  --------  --------  --------  -------   -------
 Less distributions
 Distributions from net
  investment income          (0.0280) (0.0290)  (0.0288)  (0.0311)  (0.0193) (0.0133)  (0.0013)
 Distributions from net
  realized capital gains         - -      - -       - -       - -       - -      - -       - -
                             -------  -------  --------  --------  --------  -------   -------
   Total distributions       (0.0280) (0.0290)  (0.0288)  (0.0311)  (0.0193) (0.0133)  (0.0013)
                             -------  -------  --------  --------  --------  -------   -------
 Net asset value at end of
  period                     $  1.00  $  1.00  $   1.00  $   1.00  $   1.00  $  1.00   $  1.00
                             =======  =======  ========  ========  ========  =======   =======
 Total return                   2.83%    2.93%     2.88%     3.15%     1.95%    1.34%     0.13%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $ 9,227  $ 8,468  $  1,851  $     20  $     41  $   306   $    12
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                  0.86%    0.79%     0.77%     0.79%     0.75%    1.47%     1.32%/2/
  Before
   advisory/administration
   fee waivers                  1.18%    1.20%     1.21%     1.23%     1.23%    1.79%     1.73%/2/
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                  2.80%    2.92%     2.80%     3.08%     2.05%    2.08%     2.63%/2/
  Before
   advisory/administration
   fee waivers                  2.48%    2.51%     2.36%     2.64%     1.58%    1.76%     2.22%/2/

                             --------------------------------------------------
/1/Commencement of operations of share class.
/2/Annualized.
18

             BlackRock
logo         New Jersey Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securi-ties of issuers located in New Jersey. In addition, for New Jersey tax purpos-es, the fund intends to invest at least 80% of its total assets in Municipal Securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic condi-tions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares (in the chart) and Investor A and B Shares (in the table). The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in January 1996 and Investor B Shares were launched in May 1998. The actual return of Investor Shares would have been lower than shown because Investor Shares have higher expenses than these older classes. Also, the actual return of Investor B Shares would have been lower compared to Investor A Shares.

As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '95:0.87%

Worst Quarter
Q4 '94:0.43%

The bars for 1992-1996 are based
upon performance for Service Shares
of the fund.

--------------------------------------------------------------
92       93       94       95       96       97       98
--------------------------------------------------------------
2.29    1.80     2.25     3.25     2.67     2.75     2.60
--------------------------------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
NJ Municipal MM; Inv A    2.60      2.67         2.70      2.61       07/01/91
--------------------------------------------------------------------------------
NJ Municipal MM; Inv B    2.38      2.55         2.63      2.56       07/01/91
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                        A Shares  B Shares  C Shares
Advisory Fees                             .45%      .45%       .45%
Distribution and service (12b-1) fees     .50%     1.15%      1.15%
Other expenses                            .37%      .37%       .37%
Total annual fund operating expenses     1.32%     1.97%      1.97%
Fee Waivers and Expense
  Reimbursements*                         .36%      .51%       .51%
Net Expenses*                             .96%     1.46%      1.46%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 98   $383   $  689        $1,559
B Shares*   $149   $569   $1,015  $2,086**/$2,007***
C Shares*   $149   $569   $1,015        $2,255

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A or B Share Outstanding Throughout Each Period)

                             New Jersey Municipal Money Market Portfolio+

                                        INVESTOR A                           INVESTOR B
                                          SHARES                               SHARES
                                               For the       For the      For the       For the
                                                Period        Period      period         Period
                             Year      Year     2/1/96      1/16/96/1/    5/13/98/4     3/20/97/1/
                            Ended     Ended    through       through    / through      through
                           9/30/98   9/30/97   9/30/96       1/31/96      9/30/98       9/30/97
Net asset value at
 beginning of period       $   1.00  $   1.00  $   1.00      $  1.00     $   1.00      $   1.00
                           --------  --------  --------      -------     --------      --------
Income from investment
 operations
 Net investment income       0.0265    0.0268    0.0175         0.00       0.0079        0.0077
                           --------  --------  --------      -------     --------      --------
  Total from investment
   operations                0.0265    0.0268    0.0175         0.00       0.0079        0.0077
                           --------  --------  --------      -------     --------      --------
Less distributions
 Distributions from net
  investment income         (0.0265)  (0.0268)  (0.0175)        0.00      (0.0079)      (0.0077)
 Distributions from net
  realized capital gains        - -       - -       - -          - -          - -           - -
                           --------  --------  --------      -------     --------      --------
  Total distributions       (0.0265)  (0.0268)  (0.0175)        0.00      (0.0079)      (0.0077)
                           --------  --------  --------      -------     --------      --------
Net asset value at end of
 period                    $   1.00  $   1.00  $   1.00      $  1.00     $   1.00      $   1.00
                           ========  ========  ========      =======     ========      ========
Total return                   2.68%     2.71%     1.76%        2.66%        0.79%         0.77%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $ 43,995  $ 21,691  $ 17,314      $21,662          - -           - - /3/
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.91%     0.86%     0.78%/2/     0.71%/2/     1.44%/2/      1.37%/2/
 Before
  advisory/administration
  fee waivers                  1.28%     1.30%     1.27%/2/     1.20%/2/     1.81%/2/      1.81%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  2.64%     2.68%     2.63%/2/     2.66%/2/     2.12%/2/      2.35%/2/
 Before
  advisory/administration
  fee waivers                  2.27%     2.24%     2.15%/2/     2.17%/2/     1.75%/2/      1.91%/2/

                             --------------------------------------------------

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey
  Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.
/3/There were no Investor B Shares outstanding as of September 30, 1997.

/4/Reissuance of shares.
24

             BlackRock
logo         North Carolina Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in February 1995.The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.

As of 12/31                            Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q4 '95:0.80%

Worst Quarter
Q4 '94:0.54%

The bars for 1994-1995 are based
upon performance for Service Shares
of the fund.

----------------------------------------
 94       95       96       97       98
----------------------------------------
2.28     3.14     2.81     2.95     2.80
----------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
NC Municipal MM; Inv A    2.80      2.85         2.80      2.75       05/04/93
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                          A Shares B Shares C Shares
Advisory Fees                               .45%     .45%     .45%
Distribution and service (12b-1) fees       50%     1.15%    1.15%
Other expenses                              .36%     .36%     .36%
Total annual fund operating expenses       1.31%    1.96%    1.96%
Fee Waivers and Expense  Reimbursements*    .39%     .54%     .54%
Net Expenses*                               .92%    1.42%    1.42%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 94   $377   $  681        $1,545
B Shares*   $145   $563   $1,007  $2,073**/$1,994***
C Shares*   $145   $563   $1,007        $2,242

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).
Expenses
and Fees
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                           North Carolina Municipal Money Market Portfolio

                                              INVESTOR A SHARES
                                                                    For the
                                                                    Period
                                       Year      Year      Year    2/14/95/1/
                                      Ended     Ended     Ended     through
                                     9/30/98   9/30/97   9/30/96    9/30/95
Net asset value at beginning of
 period                              $   1.00  $   1.00  $   1.00  $   1.00
                                     --------  --------  --------  --------
Income from investment operations
 Net investment income                 0.0288    0.0287    0.0286    0.0194
                                     --------  --------  --------  --------
  Total from investment operations     0.0288    0.0287    0.0286    0.0194
                                     --------  --------  --------  --------
Less distributions
 Distributions from net investment
  income                              (0.0288)  (0.0287)  (0.0286)  (0.0194)
 Distributions from net realized
  capital gains                           - -       - -       - -       - -
                                     --------  --------  --------  --------
  Total distributions                 (0.0288)  (0.0287)  (0.0286)  (0.0194)
                                     --------  --------  --------  --------
Net asset value at end of period     $   1.00  $   1.00  $   1.00  $   1.00
                                     ========  ========  ========  ========
Total return                             2.92%     2.91%     2.90%     1.95%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                         $    245  $    304  $    111  $     53
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                0.76%     0.76%     0.76%     0.83%/2/
 Before advisory/administration fee
  waivers                                1.21%     1.21%     1.25%     1.36%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                2.88%     2.88%     2.83%     3.05%/2/
 Before advisory/administration fee
  waivers                                2.43%     2.43%     2.34%     2.52%/2/

                           ----------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
30

             BlackRock
logo         Ohio Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Ohio.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that
  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the

  IMPORTANT DEFINITIONS

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund. Investor A Shares were launched in October 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Serv-ice Shares.

As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '95:0.84%

Worst Quarter
Q1 '94:0.44%

----------------------------------------
 94       95       96       97       98
----------------------------------------
2.29     3.23     2.90     2.99     2.79
----------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
OH Municipal MM; Inv A    2.79      2.90         2.84      2.76       06/01/93
--------------------------------------------------------------------------------

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares B Shares C Shares

Advisory Fees                              .45%     .45%     .45%
Distribution and service (12b-1) fees*     .50%    1.15%    1.15%
Other expenses                             .35%     .35%     .35%
Total annual fund operating expenses      1.30%    1.95%    1.95%
Fee waivers and expense reimbursements*    .34%     .49%     .49%
Net Expenses*                              .96%    1.46%    1.46%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $ 98   $379   $  680        $1,538
B Shares*   $149   $565   $1,007  $2,066**/$1,987***
C Shares*   $149   $565   $1,007        $2,235

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).



  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                               Ohio Municipal Money Market Portfolio

                                                     INVESTOR A SHARES
                                                                                For the
                                                                                Period
                                         Year      Year      Year      Year    10/5/93/1/
                                        Ended     Ended     Ended     Ended     through
                                       9/30/98   9/30/97   9/30/96   9/30/95    9/30/94
 Net asset value at beginning of
  period                               $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       --------  --------  --------  --------  --------
 Income from investment operations
 Net investment income                   0.0286    0.0292    0.0293    0.0310    0.0199
                                       --------  --------  --------  --------  --------
   Total from investment operations      0.0286    0.0292    0.0293    0.0310    0.0199
                                       --------  --------  --------  --------  --------
 Less distributions
 Distributions from net investment
  income                                (0.0286)  (0.0292)  (0.0293)  (0.0310)  (0.0199)
 Distributions from net realized
  capital gains                             - -       - -       - -       - -       - -
                                       --------  --------  --------  --------  --------
   Total distributions                  (0.0286)  (0.0292)  (0.0293)  (0.0310)  (0.0199)
                                       --------  --------  --------  --------  --------
 Net asset value at end of period      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       ========  ========  ========  ========  ========
 Total return                              2.90%     2.96%     2.98%     3.15%     2.01%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                           $ 15,904  $ 15,876  $  5,672  $     75  $     28
 Ratios of expenses to average net
  assets
  After advisory/administration fee
   waivers                                 0.85%     0.79%     0.79%     0.80%     0.62%/2/
  Before advisory/administration fee
   waivers                                 1.21%     1.21%     1.25%     1.26%     1.26%/2/
 Ratios of net investment income
  to average net assets
  After advisory/administration fee
   waivers                                 2.86%     2.92%     2.88%     3.02%     1.94%/2/
  Before advisory/administration fee
   waivers                                 2.50%     2.50%     2.42%     2.56%     1.30%/2/

                               ------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
36

             BlackRock
logo         Pennsylvania Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.


 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In par-

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

ticular, changes in the economic conditions and governmental policies of Penn-sylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in December 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.

As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q4 '95:0.84%

Worst Quarter
Q1 '94:0.43%

----------------------------------------
 94       95       96       97       98
----------------------------------------
2.23     3.19     2.77     2.94     2.66
----------------------------------------


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           Since      Inception
                         1 Year    3 Years     5 Years   Inception       Date
--------------------------------------------------------------------------------
PA Municipal MM; Inv A    2.66      2.79         2.75      2.70       06/01/93
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                      A Shares B Shares  C Shares
Advisory Fees                             .45%    .45%     .45%
Distribution and service
 (12b-1) fees*                            .50%   1.15%    1.15%
Other expenses                            .33%    .33%     .33%
Total annual fund operating expenses     1.28%   1.93%    1.93%
Fee Waivers and Expense Reimbursements*   .29%    .44%     .44%
Net Expenses*                             .99%   1.49%    1.49%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares    $101   $377   $  674        $1,520
B Shares*   $152   $564   $1,001  $2,049**/$1,970***
C Shares*   $152   $564   $1,001        $2,218

 * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company.

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a fixed income portfolio of the Company).

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the past 5 years. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                             Pennsylvania Municipal Money Market Portfolio

                                           INVESTOR A SHARES
                                                                      For the
                                                                       Period
                               Year      Year      Year      Year    12/28/93/1
                              Ended     Ended     Ended     Ended    / through
                             9/30/98   9/30/97   9/30/96   9/30/95    9/30/94
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                             --------  --------  --------  --------   --------
 Income from investment
  operations
 Net investment income         0.0276    0.0285    0.0281    0.0302     0.0153
 Net realized gain (loss)
  on investments                  - -       - -       - -       - -        - -
                             --------  --------  --------  --------   --------
   Total from investment
    operations                 0.0276    0.0285    0.0281    0.0302     0.0153
                             --------  --------  --------  --------   --------
 Less distributions
 Distributions from net
  investment income           (0.0276)  (0.0285)  (0.0281)  (0.0302)   (0.0153)
 Distributions from net
  realized capital gains          - -       - -       - -       - -        - -
                             --------  --------  --------  --------   --------
   Total distributions        (0.0276)  (0.0285)  (0.0281)  (0.0302)   (0.0153)
                             --------  --------  --------  --------   --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                             ========  ========  ========  ========   ========
 Total return                    2.80%     2.89%     2.90%     3.06%      1.58%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $110,860  $ 98,218  $ 63,424  $    750   $    139
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.85%     0.77%     0.81%      .82%      0.65%/2/
  Before
   advisory/administration
   fee waivers                   1.17%     1.17%     1.23%     1.24%      1.22%/2/
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   2.75%     2.85%     2.81%     3.03%      2.11%/2/
  Before
   advisory/administration
   fee waivers                   2.43%     2.45%     2.39%     2.61%      1.54%/2/

                             --------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.
42

             BlackRock
logo         Virginia Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.
3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.
4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.
5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 every thing it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1997. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.


As of 12/31                           Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '95:0.94%

Worst Quarter
Q4 '98:0.63%

The bars for 1995-1997 are based upon
performance for Institutional Shares
of the fund.

----------------------------------------
 95       96       97       98
----------------------------------------
3.53     3.15     3.09     2.72
----------------------------------------


As of 12/31/98
---------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------
                                                 Since      Inception
                         1 Year    3 Years     Inception       Date
---------------------------------------------------------------------
VA Municipal MM; Inv A    2.72      2.99         3.12       07/25/94
---------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                A Shares B Shares C Shares

Advisory Fees                     .45%     .45%     .45%
Distribution and service (12b-
 1) fees                          .50%    1.15%    1.15%
Other expenses                    .39%     .39%     .39%
Total annual fund operating
 expenses                        1.34%    1.99%    1.99%
Fee Waivers and Expense
  Reimbursements*                 .42%     .57%     .57%
Net Expenses*                     .92%    1.42%    1.42%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

           1 Year 3 Years 5 Years      10 Years

A Shares     $94   $383     $694        $1,576
B Shares*   $145   $569   $1,020  $2,102**/$2,024***
C Shares*   $145   $569   $1,020        $2,271

  * These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of a fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market investment portfolio of the Company as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of a fund that are purchased from the Company and not acquired by exchange.

 ** Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of an equity portfolio of the Company).

*** Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of a bond portfolio of the Company).

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Distribution Fees: A
 method of charging dis-
 tribution-related
 expenses against fund
 assets.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the past 2 years. Certain information reflects results for a sin-gle fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                                 Virginia Municipal Money Market Portfolio

                                                       INVESTOR A SHARES
                                                                  For the
                                                                  Period
                                                         Year    5/27/97/1/
                                                        Ended     through
                                                       9/30/98    9/30/97
Net asset value at beginning of period                 $   1.00  $   1.00
                                                       --------  --------
Income from investment operations
 Net investment income                                   0.0280    0.0102
                                                       --------  --------
  Total from investment operations                       0.0280    0.0102
                                                       --------  --------
Less distributions
 Distributions from net investment income               (0.0280)  (0.0102)
 Distributions from net realized capital gains              - -       - -
                                                       --------  --------
  Total distributions                                   (0.0280)  (0.0102)
                                                       --------  --------
Net asset value at end of period                       $   1.00  $   1.00
                                                       ========  ========
Total return                                               2.84%     1.03%
Ratios/Supplemental data
 Net assets at end of period (in thousands)            $    643  $  1,096
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                 0.87%     0.86%/2/
 Before advisory/administration fee waivers                1.34%     1.45%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers                 2.85%     2.95%/2/
 Before advisory/administration fee waivers                2.38%     2.36%/2/

                                 ----------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

  LOGO   About Your Investment


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Your registered representa-tive can help you to buy shares by telephone. Before you place your order make sure that you have read the prospectus and have a discussion with your regis-tered representative about the details of your investment.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

--------------------------------------------------------------------------------
What Price Per Share Will You Pay?

A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

The Company's transfer agent, PFPC, will probably receive your order from your registered representative. However, you can also fill out a purchase applica-tion and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (cur-rently 4 p.m. (Eastern time)) on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the next NAV calculated on that day.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


If a shareholder acquiring Investor A shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund having the same total net asset value as the shares converted.

--------------------------------------------------------------------------------
When Must You Pay?


Payment for an order must be made by your registered representative in immedi-ately available funds by 4 p.m. (Eastern time) on the business day following PFPC's receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative will be responsible for any loss to a fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds and bearing the name of the fund you are buying must accompany a completed purchase application. The Company does not accept third party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call PFPC at (800) 441-7762 before doing so to confirm the wiring instructions.

--------------------------------------------------------------------------------
How Much is the Minimum Investment?


The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The Company permits a lower initial investment if you are an employee of the Company or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Your investment professional can advise you on how to begin an Automatic Investment Plan. The fund may reject any purchase order, modify or waive the minimum investment requirements and suspend and resume the sale of any share class of the Company at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan


The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. Under the Plan, Investor Shares pay a fee (distribution fees) to BlackRock Dis-tributors, Inc. (the Distributor) or affiliates of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PNC Bank for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Dis-tributor and PNC Bank affiliates for sales support services provided in connec-tion with the sale of Investor Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. Investor A Shares pay a maximum distribution fee of .10% per year of the aver-age daily net asset value of each fund. Investor B and C Shares pay a maximum of .75% per year. The Plan also allows the Distributor, PNC Bank affiliates and other companies that receive fees from the Company to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

Under the Plan, the Company may enter into arrangements with Service Organiza-tions (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to
 .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. In return for that fee, Service Organi-zations may provide one or more of the following services:

    (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
    (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
    (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

    (1) Processing purchase and redemption requests from customers and plac-ing orders with the Company's transfer agent or the Distributor;
    (2) Processing dividend payments from the Company on behalf of customers;

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    (3) Providing sub-accounting for Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and
    (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Investor Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
How to Sell Shares


You can redeem shares at any time (although certain verification may be required for redemptions in excess of $25,000 or in certain other cases). The Company will redeem your shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent minus any applicable CDSC.
Except when CDSCs are applied, BlackRock Funds will not charge for redemptions. Shares may be redeemed by sending a properly signed written redemption request to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, DE 19899-8907. You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares. If a shareholder owns more than one class of a fund and does not indicate which class he or she is redeeming, the fund will redeem shares so as to minimize the CDSC charged.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the pay-
52

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ment of redemption proceeds for up to 15 days after the purchase date to make sure that the check has cleared.

Upon request, the Company will provide the holders of Investor A Shares with checkwriting privileges. An investor who wants to use this checkwriting redemp-tion procedure must complete the checkwriting application and signature card when completing the account application. Investors interested in obtaining the checkwriting option on existing accounts may contact PFPC at (800) 441-7762. The checkwriting option is not available in connection with the redemption of Investor B or Investor C Shares.


--------------------------------------------------------------------------------
Expedited Redemptions


If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. You are responsible for any charges imposed by your bank for this service. Once autho-rization is on file, PFPC will honor requests by telephone at (800) 441-7762. The Company is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable proce-dures to make sure telephone instructions are genuine. The Company and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accor-dance with those procedures. The Company may alter the terms of or terminate this expedited redemption privilege at any time. Any redemption request of $25,000 or more must be in writing.

--------------------------------------------------------------------------------
The Company's Rights

The Company may:

  [_]Suspend the right of redemption

  [_]Postpone date of payment upon redemption

  [_]Redeem shares involuntarily

  [_]Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.

-------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below the required minimum ini-tial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

-------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable month-ly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.17%
  U.S. Treasury Money Market             0.15%
  Municipal Money Market                 0.12%
  New Jersey Municipal Money Market      0.08%
  North Carolina Municipal Money Market  0.04%
  Ohio Municipal Money Market            0.09%
  Pennsylvania Municipal Money Market    0.13%
  Virginia Municipal Money Market        0.02%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion           .450%
  $1 billion-$2 billion      .400%
  $2 billion-$3 billion      .375%
  more than $3 billion       .350%

54

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.



--------------------------------------------------------------------------------
Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive divi-dends for that day. Shareholders whose redemption orders have

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Use of the exchange privilege will be treated as a taxable event and may be subject to federal income tax.

Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These municipal money market funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

[LOGO]         Services for Shareholders

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Company.

Additional information about these features is available by calling PFPC at
(800) 441-7762.

--------------------------------------------------------------------------------

Exchange Privilege

BlackRock Funds offers 36 different funds, enough to meet virtually any invest-ment need. Once you are a shareholder, you have the right to exchange Investor A, B, or C Shares from one fund to another to meet your changing financial needs. For example, if you are in a fund that has an investment objective of long term capital growth and you are nearing retirement, you may want to switch into another fund that has current income as an investment objective.

You can exchange $500 (or any other applicable minimum) or more from one Black-Rock Fund into another. Investor A, Investor B and

Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. (You can exchange less than $500 if you already have an account in the fund into which you are exchanging.) The Company's equity and bond funds have sales charges. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a money market fund that were obtained with the exchange privilege and that originally were shares of an equity or bond fund (and therefore subject to a sales charge) can be exchanged for Investor A Shares of an equity or bond fund based on their respective net asset values. Such exchanges may be subject to the difference between the sales charge originally paid and the sales charge (if any) payable on the newly acquired shares. Exchanges of shares of a money market fund for Investor B or C Shares of an equity or bond fund will be subject to a contingent deferred sales charge upon the sale of these B or C Shares. For Federal income tax a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

To make an exchange, you must send a written request to PFPC at P.O. Box 8907, Wilmington, DE 19899-8907. You can also make exchanges via telephone automati-cally, unless you previ-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ously indicated that you did not want this option. If so, you may not use tele-phone exchange privileges until completing a Telephone Exchange Authorization Form. To receive a copy of the form contact PFPC. The Company has the right to reject any telephone request.

The Company reserves the right to modify, limit the use of, or terminate the exchange privilege at any time.

--------------------------------------------------------------------------------
Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, Black-Rock Funds makes it easy to set up. As an investor in any BlackRock Fund port-folio, you can arrange for periodic investments in that fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum investment amount for an automatic investment plan is $50. AIP Application Forms are available from PFPC.

--------------------------------------------------------------------------------
Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts
(IRAs) and rollover IRAs where PNC Bank or any of its affiliates acts as custo-dian. For more information about applications or annual fees, please contact the Distributor at Four Falls Corporate Center, 6th floor, West Conshohocken, PA 19428-2961. To determine if you are eligible for an IRA and whether an IRA will benefit you, you should consult with a tax adviser.

--------------------------------------------------------------------------------
Statements

Every BlackRock shareholder automatically receives regular account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

--------------------------------------------------------------------------------
Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a SWP a shareholder must have a current invest-ment of $10,000 or more in a fund. Shareholders can elect to receive cash pay-ments of $50 or more monthly, every other month, quarterly, three times a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

year, semi-annually or annually. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income, the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or can-cel the SWP at any time, upon written notice to PFPC. If an investor purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be sub-ject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay the applicable CDSC.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference
More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report

These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC Inc., PO Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)

You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742


LOGO BLACKROCK
     FUNDS

[ARTWORK APPEARS HERE]

NOT FDIC-INSURED

May lose value
No bank guarantee



Money Market
Portfolios
================================================================================
INVESTOR A SHARES


BlackRock Funds/sm/ is a mutual fund family with 36 investment portfolios, 5 of which are described in this prospectus.


PROSPECTUS
January 28, 1999

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                         How to find
                     the information
                            you need


                          About Your
                          Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
New Jersey Municipal Money Market...........................................   2
North Carolina Municipal Money Market.......................................   8
Ohio Municipal Money Market.................................................  14
Pennsylvania Municipal Money Market.........................................  20
Virginia Municipal Money Market.............................................  26
How to Buy/Sell Shares......................................................  33
Dividends/Distribution/Taxes................................................  38
Services for Shareholders...................................................  40

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Money Market Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

The Money Market Portfolios of BlackRock Funds consist of 8 short-term invest-ment alternatives. This prospectus contains information on 5 of these funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that interest you, read the sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the prospectus, ask your registered repre-sentative for help. Your investment professional has been trained to help you decide which investments are right for you.

[GRAPHIC     BlackRock
 APPEARS     New Jersey Municipal
 HERE]       Money Market Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.


 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

 Municipal Security: A shortterm obligation issued by or on behalf of states and posses-sions of the United States, their political subdivisions and their agencies and authorities.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a shortterm investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securi-ties of issuers located in New Jersey. In addition, for New Jersey tax pur-poses the fund intends to invest at least 80% of its total assets in Municipal Securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the poten-tial gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and



--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

 Variable or Floating Rate Securities: Secu-rities whose interest rates adjust automati-cally after a certain period of time and/or whenever a predeter-mined standard interest rate changes.

Key Risks
issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and govern mental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund. Investor A Shares were launched in January 1996. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares.


As of 12/31                     Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '95: 0.87%

Worst Quarter
Q1 '94: 0.43%

The bars for 1992-1996 are based upon performance for Service Shares of the fund.

[BAR CHART APPEARS HERE]

92      2.29%
93      1.80%
94      2.25%
95      3.25%
96      2.67%
97      2.75%
98      2.60%

As of 12/31                     Investor A Shares
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since   Inception
                           1 Year    3 Years    5 Years     Inception    Date
NJ Municipal MM; Inv A     2.60%     2.67%      2.70%       2.61%     07/01/91

--------------------------------------------------------------------------------
                            IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                          A Shares
Advisory Fees                              .45%
Distribution and service (12b-1) fees      .50%
Other expenses                             .37%
Total annual fund operating expenses      1.32%
Fee Waivers and Expense  Reimbursements*   .36%
Net Expenses*                              .96%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                               1 Year       3 Years       5 Years      10 Years

A Shares                        $98          $383          $689         $1,559

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                                 New Jersey Municipal Money Market Portfolio+

                                             INVESTOR A SHARES
                                                       For the       For the
                                                        Period        Period
                                      Year     Year     2/1/96      1/16/96/1
                                      Ended    Ended   through      / through
                                     9/30/98  9/30/97  9/30/96       1/31/96
Net asset value at beginning
 of period                           $  1.00  $  1.00  $   1.00      $  1.00
                                     -------  -------  --------      -------
Income from investment operations
 Net investment income                0.0265   0.0268    0.0175         0.00
 Net realized gain (loss) on
  investments                            - -      - -       - -          - -
                                     -------  -------  --------      -------
  Total from investment operations    0.0265   0.0268    0.0175         0.00
                                     -------  -------  --------      -------
Less distributions
 Distributions from net investment
  income                             (0.0265) (0.0268)  (0.0175)        0.00
 Distributions from net realized
  capital gains                          - -      - -       - -          - -
                                     -------  -------  --------      -------
  Total distributions                (0.0265) (0.0268)  (0.0175)        0.00
                                     -------  -------  --------      -------
Net asset value at end of period     $  1.00  $  1.00  $   1.00      $  1.00
                                     =======  =======  ========      =======
Total return                            2.68%    2.71%     1.76%        2.66%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                         $43,995  $21,691  $ 17,314      $21,662
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                               0.91%    0.86%     0.78%/2/     0.71%/2/
 Before advisory/administration fee
  waivers                               1.28%    1.30%     1.27%/2/     1.20%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                               2.64%    2.68%     2.63%/2/     2.66%/2/
 Before advisory/administration fee
  waivers                               2.27%    2.24%     2.15%/2/     2.17%/2/

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     North Carolina Municipal
 HERE]       Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.


 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

 Municipal Security: A short-term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high-quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270.

 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Key Risks
particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.


There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securities as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in February 1995. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.

As of 12/31                             Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q4 '95 0.08%

Worst Quarter
Q4 '94 0.54%

The bars for 1994-1995 are based upon performance for Institutional Shares of the fund.

[BAR CHART APPEARS HERE]

94      2.28%
95      3.14%
96      2.81%
97      2.95%
98      2.80%

As of 12/31
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              Since   Inception
                           1 Year    3 Years    5 Years     Inception    Date
NC Municipal MM; Inv A     2.80%     2.85%      2.80%       2.75%      05/04/93

Expenses and Fees

--------------------------------------------------------------------------------
                            IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                                                  A Shares
Advisory Fees                                                        .45%
Distribution and service (12b-1) fees                                .50%
Other expenses                                                       .36%
Total annual fund operating expenses                                1.31%
Fee Waivers and Expense Reimbursements*                              .39%
Net Expenses*                                                        .92%


* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.
The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                      1 Year    3 Years    5 Years    10 Years

A Shares                               $94       $377       $681       $1,545

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(For an Investor A Share Outstanding Throughout Each Period)


                               North Carolina Municipal Money Market Portfolio

                                              INVESTOR A SHARES
                                                                    For the
                                                                    Period
                                       Year      Year      Year    2/14/95/1/
                                      Ended     Ended     Ended     through
                                     9/30/98   9/30/97   9/30/96    9/30/95
Net asset value at beginning
 of period                           $   1.00  $   1.00  $   1.00  $   1.00
                                     --------  --------  --------  --------
Income from investment operations
 Net investment income                 0.0288    0.0287    0.0286    0.0194
 Net realized gain (loss) on
  investments                             - -       - -       - -       - -
                                     --------  --------  --------  --------
  Total from investment operations     0.0288    0.0287    0.0286    0.0194
                                     --------  --------  --------  --------
Less distributions
 Distributions from net investment
  income                              (0.0288)  (0.0287)  (0.0286)  (0.0194)
 Distributions from net realized
  capital gains                           - -       - -       - -       - -
                                     --------  --------  --------  --------
  Total distributions                 (0.0288)  (0.0287)  (0.0286)  (0.0194)
                                     --------  --------  --------  --------
Net asset value at end of period     $   1.00  $   1.00  $   1.00  $   1.00
                                     ========  ========  ========  ========
Total return                             2.92%     2.91%     2.90%     1.95%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                     $    245  $    304  $    111  $     53
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                0.76%     0.76%     0.76%     0.83%/2/
 Before advisory/administration fee
  waivers                                1.21%     1.21%     1.25%     1.36%/2/
 Ratios of net investment income to
  average net assets
 After advisory/administration fee
  waivers                                2.88%     2.88%     2.83%     3.05%/2/
 Before advisory/administration fee
  waivers                                2.43%     2.43%     2.34%     2.52%/2/

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Ohio Municipal Money
 HERE]       Market Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.


 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

 Municipal Security: A short-term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Ohio.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.


Key Risks
fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.


There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be sub-ject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term performance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for Service Shares of the fund. Investor A Shares were launched in October,1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than Service Shares.

As of 12/31                             Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Best Quarter
Q2 '95 0.84%

Worst Quarter
Q1 '94 0.44%

[BAR CHART APPEARS HERE]

94      2.29%
95      3.23%
96      2.90%
97      2.99%
98      2.79%

As of 12/31
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                Since  Inception
                              1 Year    3 Years    5 Years    Inception   Date
OH Municipal MM; Inv A        2.79%     2.90%      2.84%      2.76%     06/01/93

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year.

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------
Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: A method of charging distribution-related expenses against fund assets.
    Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.


Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                         A Shares

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .50%
Other expenses                             .35%
Total annual fund operating expenses      1.30%
Fee Waivers and Expense Reimbursements*    .34%
Net Expenses*                              .96%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

          1 Year 3 Years 5 Years 10 Years

A Shares   $98    $379    $680    $1,538

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                               Ohio Municipal Money Market Portfolio

                                                     INVESTOR A SHARES
                                                                                For the
                                                                                Period
                                        1Year      Year      Year      Year    10/5/93/1/
                                        Ended     Ended     Ended     Ended     through
                                       9/30/98   9/30/97   9/30/96   9/30/95    9/30/94
 Net asset value at beginning of
  period                               $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       --------  --------  --------  --------  --------
 Income from investment operations
 Net investment income                   0.0286    0.0292    0.0293    0.0310    0.0199
 Net realized gain (loss) on
  investments                               - -       - -       - -       - -       - -
                                       --------  --------  --------  --------  --------
   Total from investment operations      0.0286    0.0292    0.0293    0.0310    0.0199
                                       --------  --------  --------  --------  --------
 Less distributions
 Distributions from net investment
  income                                (0.0286)  (0.0292)  (0.0293)  (0.0310)  (0.0199)
 Distributions from net realized
  capital gains                             - -       - -       - -       - -       - -
                                       --------  --------  --------  --------  --------
   Total distributions                  (0.0286)  (0.0292)  (0.0293)  (0.0310)  (0.0199)
                                       --------  --------  --------  --------  --------
 Net asset value at end of period      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                       ========  ========  ========  ========  ========
 Total return                              2.90%     2.96%     2.98%     3.15%     2.01%
 Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                           $ 15,904  $ 15,876  $  5,672  $     75  $     28
 Ratios of expenses to average net
  assets
  After advisory/administration fee
   waivers                                 0.85%     0.79%     0.79%     0.80%     0.62%/2/
  Before advisory/administration fee
   waivers                                 1.21%     1.21%     1.25%     1.26%     1.26%/2/
 Ratios of net investment income
  to average net assets
  After advisory/administration fee
   waivers                                 2.86%     2.92%     2.88%     3.02%     1.94%/2/
  Before advisory/administration fee
   waivers                                 2.50%     2.50%     2.42%     2.56%     1.30%/2/

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Pennsylvania Municipal
 HERE]       Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.


 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

 Municipal Security: A short term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies or authorities.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the poten-tial gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Penn-sylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.


There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be sub-ject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment advisor, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in December 1993. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.

As of 12/31                   Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 94      2.23%
                                 95      3.19%
                                 96      2.77%
                                 97      2.94%
                                 98      2.66%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
PA Municipal MM; Inv A       2.66%      2.79%     2.75%      2.70%   06/01/93
--------------------------------------------------------------------------------

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Investor A Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

                                                                  A Shares
Advisory Fees                                                        .45%
Distribution and service (12b-1) fees                                .50%
Other expenses                                                       .33%
Total annual fund operating expenses                                1.28%
Fee Waivers and Expense Reimbursements*                              .29%
Net Expenses*                                                        .99%


* BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                                 1 Year    3 Years    5 Years    10 Years

A Shares                          $101      $377       $674       $1,520

--------------------------------------------------------------------------------
                            IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                              Pennsylvania Municipal Money Market Portfolio

                                         INVESTOR A SHARES
                                                                    For the
                                                                     Period
                             Year      Year      Year      Year    12/28/93/1
                            Ended     Ended     Ended     Ended    / through
                           9/30/98   9/30/97   9/30/96   9/30/95    9/30/94
Net asset value at
 beginning of period       $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           --------  --------  --------  --------   --------
Income from investment
 operations
 Net investment income       0.0276    0.0285    0.0281    0.0302     0.0153
 Net realized gain (loss)
  on investments                - -       - -       - -       - -        - -
                           --------  --------  --------  --------   --------
  Total from investment
   operations                0.0276    0.0285    0.0281    0.0302     0.0153
                           --------  --------  --------  --------   --------
Less distributions
 Distributions from net
  investment income         (0.0276)  (0.0285)  (0.0281)  (0.0302)   (0.0153)
 Distributions from net
  realized capital gains        - -       - -       - -       - -        - -
                           --------  --------  --------  --------   --------
  Total distributions       (0.0276)  (0.0285)  (0.0281)  (0.0302)   (0.0153)
                           --------  --------  --------  --------   --------
Net asset value at end of
 period                    $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                           ========  ========  ========  ========   ========
Total return                   2.80%     2.89%     2.90%     3.06%      1.58%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $110,860  $ 98,218  $ 63,424  $    750   $    139
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.85%     0.77%     0.81%      .82%      0.65%/2/
 Before
  advisory/administration
  fee waivers                  1.17%     1.17%     1.23%     1.24%      1.22%/2/
 Ratios of net investment
  income to average
  net assets
 After
  advisory/administration
  fee waivers                  2.75%     2.85%     2.81%     3.03%      2.11%/2/
 Before
  advisory/administration
  fee waivers                  2.43%     2.45%     2.39%     2.61%      1.54%/2/

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     Virginia Municipal Money
 HERE]       Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 General Obligation Bonds: Bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Municipal Lease Obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

 Municipal Security: A short-term obligation issued by or on behalf of states and possessions of the United States, their political subdivisions and their agencies and authorities.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Revenue Bonds: Bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.


Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per Share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securities that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the poten-tial gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises spe-cial concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,


--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------


 Tax-Exempt Commercial Paper: Short-term Municipal Securities with maturities of 1 to 270 days.

 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be sub-ject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Secu-rities as to the tax-free status of investments and will not do its own analy-sis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock is currently working to avoid such problems. BlackRock, the fund's investment adviser, is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Investor A Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Investor A Shares were launched is based upon performance for older share classes of the fund. Investor A Shares were launched in May 1997. The actual return of Investor A Shares would have been lower than shown because Investor A Shares have higher expenses than these older classes.

As of 12/31                    Investor A Shares
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 95      3.53%
                                 96      3.15%
                                 97      3.09%
                                 98      2.72%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   Since   Inception
                             1 Year    3 Years   Inception    Date
--------------------------------------------------------------------------------
VA Municipal MM; Inv A       2.72%      2.99%      3.12%   07/25/94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.

 Distribution Fees: A method of charging distribution-related expenses against fund assets.

 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

Expenses
and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                                    .45%
Distribution and service A Shares (12b-1) fees   .50%
Other expenses                                   .39%
Total annual fund operating expenses            1.34%
Fee Waivers and Expense Reimbursements*          .42%
Net Expenses*                                    .92%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

          1 Year 3 Years 5 Years 10 Years

A Shares   $94    $383    $694    $1,576

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Investor A Share Outstanding Throughout Each Period)

                                 Virginia Municipal Money Market Portfolio

                                                       INVESTOR A SHARES
                                                                  For the
                                                                  Period
                                                         Year    5/27/97/1
                                                        Ended    / through
                                                       9/30/98    9/30/97
Net asset value at beginning of period                 $   1.00  $   1.00
                                                       --------  --------
Income from investment operations
 Net investment income                                   0.0280    0.0102
 Net realized gain (loss) on investments                    - -       - -
                                                       --------  --------
  Total from investment operations                       0.0280    0.0102
                                                       --------  --------
Less distributions
 Distributions from net investment income               (0.0280)  (0.0102)
 Distributions from net realized capital gains              - -       - -
                                                       --------  --------
  Total distributions                                   (0.0280)  (0.0102)
                                                       --------  --------
Net asset value at end of period                       $   1.00  $   1.00
                                                       ========  ========
Total return                                               2.84%     1.03%
Ratios/Supplemental data
 Net assets at end of period (in thousands)            $    643  $  1,096
 Ratios of expenses to average net assets
 After advisory/administration fee waivers                 0.87%     0.86%/2/
 Before advisory/administration fee waivers                1.34%     1.45%/2/
 Ratios of net investment income to average net assets
 After advisory/administration fee waivers                 2.85%     2.95%/2/
 Before advisory/administration fee waivers                2.38%     2.36%/2/


/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC
 APPEARS
 HERE]       About your Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares from a Registered Investment Professional



The following procedures are only applicable to purchases of shares by investors establishing accounts through Janney Montgomery Scott (JMS) and its affiliates. Other investors should refer to the Company's regular Prospectus for informa-tion on purchasing shares.

JMS will record ownership of the shares and will reflect share ownership in the account statements provided to investors. Although JMS does not charge for pur-chases of shares, depending on the terms of an investor's account, JMS may charge fees for automatic investment and other services. Information concerning account requirements, services and charges should be obtained from JMS. This Prospectus should be read in conjunction with any information received from JMS.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?


Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. When you buy Investor Shares you pay the NAV/share. Although each fund described in this prospectus seeks to maintain a NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Investor A Shares in the funds can be purchased without a sales charge through an account with JMS or its affiliates. All purchase orders are sent by JMS directly to PFPC, the Company's transfer agent. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. (Eastern time)) on each day the NYSE and the Federal Reserve Bank of Philadelphia are open will be priced based on the NAV calculated at the close of trading on that day.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




If a shareholder acquiring Investor A shares on or after May 1, 1998 later meets the requirements for purchasing Institutional Shares of a fund (other than due to changes in market value), then the shareholder's Investor A Shares will automatically be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its sharehold-ers. Under the Plan, Investor Shares pay a fee (distribution fees) to Black-Rock Distributors, Inc. (the Distributor) or affiliates of PNC Bank for dis-tribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and PNC Bank affiliates for sales support services provided in connection with the sale of Investor Shares. The distribution fees may also be used to pay bro-kers, dealers, financial institutions and industry professionals (Service Organizations) for sales support services and related expenses. JMS will act as the Service Organization for all Investor A Shares offered by this prospec-tus. Investor A Shares pay a maximum distribution fee of .10% per year of the average daily net asset value of each fund. The Plan also allows the Distribu-tor, PNC Bank affiliates and other companies that receive fees from the Com-pany to make payments relating to distribution and sales support activities out of their past profits or other sources available to them.

Under the Plan, the Company may enter into arrangements with Service Organiza-tions (including PNC Bank and its affiliates). Under these arrangements, Serv-ice Organizations will provide certain support services to their customers who own Investor Shares. The Company may pay a shareholder servicing fee of up to
 .25% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers. In return for that fee, Service Organi-zations may provide one or more of the following services:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Investor Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Investor Shares beneficially owned by cus-tomers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Investor Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

How to Sell Shares


Investors may redeem their shares in accordance with the rules of their accounts with JMS at any time. An investor should send a written request to JMS by mail at Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675 in order to redeem shares. JMS is responsible for sending redemption orders to PFPC and crediting its customers' accounts with the redemption proceeds on a timely basis. There is no charge for a redemption.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

JMS will also redeem each day a sufficient number of shares to cover balances created by transactions in a shareholder's account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs.

The Company will redeem shares at the next net asset value (NAV) calculated after your order is received by the fund's transfer agent.

Unless another option is requested, the Company generally pays JMS for redeemed shares by wire transfer or check mailed within seven days after PFPC receives the redemption request. JMS is responsible for crediting its custom-ers' accounts with redemption proceeds in a timely manner.

-------------------------------------------------------------------------------

The Company's Rights


The Company may:

 . Suspend the right of redemption

 . Postpone date of payment upon redemption

 . Redeem shares involuntarily

 . Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.


-------------------------------------------------------------------------------

Management


BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable month-ly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average net assets were

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  New Jersey Municipal Money Market      .08%
  North Carolina Municipal Money Market  .04%
  Ohio Municipal Money Market            .09%
  Pennsylvania Municipal Money Market    .13%
  Virginia Municipal Money Market        .02%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .450%
  $1 billion-$2 billion  .400%
  $2 billion-$3 billion  .375%
  more than $3 billion   .350%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for Black-Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for all the funds is BlackRock Institutional Management Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dividends and Distributions


BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

--------------------------------------------------------------------------------

Taxation of Distributions


Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Each of the Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regu-lar federal income tax (but not necessarily other

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These municipal money market funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

[GRAPHIC
 APPEARS
 HERE]       Services for Shareholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JMS may offer investors the ability to buy shares under an automatic purchase program (a Purchase Program). An investor who participates in a Purchase Pro-gram will have his "free-credit" cash balances in his JMS account automatically invested in shares designated by the investor as the Primary Janney Class for his Purchase Program. The frequency of investments and the minimum investment requirement may be established by JMS and the Company. In addition, JMS may require a minimum amount of cash and/or securities to be deposited in a JMS account for participants in its Purchase Program. The description of the par-ticular JMS Purchase Program should be read for details, and any inquiries con-cerning a JMS Account under a Purchase Program should be made to JMS. A partic-ipant in a Purchase Program may change the designation of the Primary Janney Class at any time.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. Monday-Friday. Call: (800) 441-7762

Purchases and Redemptions
Call your registered representative or (800) 441-7762.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8907, Wilmington, DE 19899-8907
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742


[LOGO OF BLACKROCK FUNDS APPEARS HERE]

Money Market
Portfolios
==============
SERVICE SHARES

BlackRock Funds(SM) is a mutual fund family with 36 investment portfolios, 8 of which are described in this prospectus.







PROSPECTUS

January 28, 1999


[LOGO] BLACKROCK FUNDS

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.


NOT FDIC-   May lose value
INSURED     No bank guarantee

Table of
Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
Money Market................................................................   2
U.S. Treasury Money Market..................................................   8
Municipal Money Market......................................................  13
New Jersey Municipal Money Market...........................................  19
North Carolina Municipal Money Market.......................................  25
Ohio Municipal Money Market.................................................  31
Pennsylvania Municipal Money Market.........................................  37
Virginia Municipal Money Market.............................................  43

About Your Investment

How to Buy/Sell Shares......................................................  49
Dividends/Distribution/Taxes................................................  56

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Money Market Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses and your rights as a shareholder. These sections apply to all the funds.

             BlackRock
logo         Money Market
             Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, D-2 or higher by Duff & Phelps, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Securities issued or guaranteed by state or local governmental bodies.

8) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.
2

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indi-cation of future results.
4

As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------


90      7.97            Best Quarter
91      5.93            Q2 '90: 1.96%
92      3.51
93      2.76            Worst Quarter
94      3.91            Q1 '93: 0.66%
95      5.59
96      5.05
97      5.16
98      5.04


As of 12/31/98
-------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------

                                                  Since   Inception
                1 Year    3 Years    5 Years    Inception    Date
-------------------------------------------------------------------
Money Market     5.04%     5.08%      4.95%       5.07%   10/04/89
-------------------------------------------------------------------

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .41%
Distribution and service (12b-1) fees     .30%
Other expenses                            .22%
Total annual fund operating expenses      .93%
Fee Waivers and Expense  Reimbursements*  .21%
Net Expenses*                             .72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $275    $494    $1,124

6

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Money Market Portfolio

                             Year       Year        Year        Year       Year
                            Ended      Ended       Ended       Ended      Ended
                           9/30/98    9/30/97     9/30/96     9/30/95    9/30/94
Net asset value at
 beginning of period       $   1.00  $     1.00  $     1.00  $     1.00  $   1.00
                           --------  ----------  ----------  ----------  --------
Income from investment
 operations
 Net investment income       0.0502      0.0499      0.0503      0.0534    0.0333
                           --------  ----------  ----------  ----------  --------
  Total from investment
   operations                0.0502      0.0499      0.0503      0.0534    0.0333
                           --------  ----------  ----------  ----------  --------
Less distributions
 Distributions from net
  investment income         (0.0502)    (0.0499)    (0.0503)    (0.0534)  (0.0333)
 Distributions from net
  realized capital gains        - -         - -         - -         - -       - -
                           --------  ----------  ----------  ----------  --------
  Total distributions       (0.0502)    (0.0499)    (0.0503)    (0.0534)  (0.0333)
                           --------  ----------  ----------  ----------  --------
Net asset value at end of
 period                    $   1.00  $     1.00  $     1.00  $     1.00  $   1.00
                           ========  ==========  ==========  ==========  ========
Total return                   5.14%       5.11%       5.15%       5.48%     3.37%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $808,962  $1,610,315  $1,575,064  $1,194,017  $575,948
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.69%       0.61%       0.59%       0.57%     0.51%
 Before
  advisory/administration
  fee waivers                  0.93%       0.94%       0.95%       0.94%     0.92%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  5.03%       4.99%       5.00%       5.35%     3.35%
 Before
  advisory/administration
  fee waivers                  4.79%       4.66%       4.64%       4.98%     2.95%

                                -----------------------------------------------

             BlackRock
logo         U.S. Treasury Money Market
             Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. The fund may also purchase unrated securities determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.
8

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.



As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------

90      7.83    Best Quarter
91      5.86    Q3 '90: 1.98%
92      3.46
93      2.70    Worst Quarter
94      3.90    Q2 '93: 0.64%
95      5.48
96      4.89
97      4.98
98      4.84

As of 12/31/98
----------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------
                                                    Since    Inception
                1 Year     3 Years     5 Years    Inception     Date
----------------------------------------------------------------------
US Treasury      4.84%      4.90%       4.82%       4.93%     11/01/89
----------------------------------------------------------------------

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price. 10

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .45%
Distribution and service (12b-1) fees     .30%
Other expenses                            .24%
Total annual fund operating expenses      .99%
Fee Waivers and Expense  Reimbursements*  .28%
Net Expenses*                             .71%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $73    $287    $520    $1,188

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                U.S. Treasury Money Market Portfolio

                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0489    0.0485    0.0489    0.0525    0.0331
 Net realized gain (loss) on
  investments                       - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0489    0.0485    0.0489    0.0525    0.0331
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0489)  (0.0485)  (0.0489)  (0.0525)  (0.0331)
 Distributions from net
  realized capital gains            - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total distributions           (0.0489)  (0.0485)  (0.0489)  (0.0525)  (0.0331)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       5.00%     4.93%     5.00%     5.38%     3.36%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $596,644  $836,151  $955,454  $550,959  $372,883
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.68%     0.61%     0.59%     0.57%     0.52%
 Before
  advisory/administration fee
  waivers                          0.99%     0.99%     0.99%     0.98%     0.97%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          4.90%     4.85%     4.84%     5.27%     3.42%
 Before
  advisory/administration fee
  waivers                          4.59%     4.47%     4.45%     4.85%     2.97%

                                -----------------------------------------------
12

             BlackRock
logo         Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Municipal Securities of issuers located in the same state.


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.


Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general
14
revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks pre-sented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liq-uid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock is
currently work     -
ing to avoid such problems. BlackRock, the fund's investment adviser, is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that sys-tems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

[BAR CHART]

As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------

90             5.42             Best Quarter
91             4.02             Q4 '90:1.36%
92             2.49
93             2.01             Worst Quarter
94             2.47             Q1 '93:0.47%
95             3.48
96             3.00
97             3.15
98             2.87


As of 12/31/98
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------

                                                        Since      Inception
                           1 Year   3 Years  5 Years  Inception       Date
----------------------------------------------------------------------------
Municipal MM                2.87%    3.00%    2.99%     3.25%       11/01/89
----------------------------------------------------------------------------

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price. 16

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .30%
Other expenses                             .26%
Total annual fund operating expenses      1.01%
Fee Waivers and Expense  Reimbursements*   .29%
Net Expenses*                              .72%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $293    $530    $1,210

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Municipal Money Market Portfolio

                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0297    0.0307    0.0309    0.0334    0.0219
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0297    0.0307    0.0309    0.0334    0.0219
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0297)  (0.0307)  (0.0309)  (0.0334)  (0.0219)
 Distributions from net
  realized capital gains            - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total distributions           (0.0297)  (0.0307)  (0.0309)  (0.0334)  (0.0219)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.01%     3.11%     3.10%     3.39%     2.20%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $140,155  $327,910  $261,617  $265,629  $133,358
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.69%     0.61%     0.59%     0.57%     0.51%
 Before
  advisory/administration fee
  waivers                          1.01%     1.02%     1.03%     1.01%     0.99%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          2.96%     3.06%     3.08%     3.35%     2.18%
 Before
  advisory/administration fee
  waivers                          2.64%     2.65%     2.64%     2.91%     1.71%

                                -----------------------------------------------
18

             BlackRock
logo         New Jersey Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

Investment Goal

The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. The fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in New Jersey. In addition, for New Jersey tax purposes the fund intends to invest at least 80% of its total assets in Municipal Securities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days .

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.


Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The
20
change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more that 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if he issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

[BAR CHART]

As of 12/31
------------------------------------------------------------------
ANNUAL TOTAL RETURNS
------------------------------------------------------------------

'93             17.83%           Best Quarter
'94             17.84%           Q2 '97:66.16%
'95             17.85%
'96             17.86%           Worst Quarter
'97             17.87%           Q1 '94:14.62%

As of 12/31/98
------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------

                                             Since      Inception
                           1 Year   5 Years  Inception  Date
------------------------------------------------------------------
Blkrck Cp Gr; Service A    28.65    20.66    13.25      5/2/92
------------------------------------------------------------------
Index                      30.49    18.41    17.94      N/A
------------------------------------------------------------------

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.


 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .45%
Distribution and service (12b-1) fees     .30%
Other expenses                            .29%
Total annual fund operating expenses     1.04%
Fee waivers and expense reimbursements*   .35%
Net Expenses*                             .69%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years
                -------------------------------
Service Shares   $70    $296    $540    $1,239

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated+. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                               New Jersey Municipal Money Market Portfolio

                                               For the      For the
                                                Period       Period
                             Year      Year     2/1/96       3/1/95      Fiscal Year Fiscal Year
                            Ended     Ended    through      through         Ended       Ended
                           9/30/98   9/30/97   9/30/96      1/31/96       02/28/95    02/28/94
Net asset value at
 beginning of period       $   1.00  $   1.00  $   1.00     $   1.00      $   1.00    $   1.00
                           --------  --------  --------     --------      --------    --------
Income from investment
 operations
 Net investment income       0.0289    0.0293    0.0187       0.0300        0.0200      0.0200
                           --------  --------  --------     --------      --------    --------
  Total from investment
   operations                0.0289    0.0293    0.0187       0.0300        0.0200      0.0200
                           --------  --------  --------     --------      --------    --------
Less distributions
 Distributions from net
  investment income         (0.0289)  (0.0293)  (0.0187)     (0.0300)      (0.0200)    (0.0200)
 Distributions from net
  realized capital gains        - -       - -       - -          - -           - -         - -
                           --------  --------  --------     --------      --------    --------
  Total distributions       (0.0289)  (0.0293)  (0.0187)     (0.0300)      (0.0200)    (0.0200)
                           --------  --------  --------     --------      --------    --------
Net asset value at end of
 period                    $   1.00  $   1.00  $   1.00     $   1.00      $   1.00    $   1.00
                           ========  ========  ========     ========      ========    ========
Total return                   2.93%     2.96%     1.89%        3.23%         2.46%       1.79%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $ 35,152  $101,294  $ 68,139     $ 56,958      $ 43,610    $ 39,408
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.67%     0.61%     0.59%/1/     0.70%/1/      0.63%       0.65%
 Before
  advisory/administration
  fee waivers                  1.04%     1.05%     1.08%/1/     0.74%/1/      0.70%       0.72%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  2.89%     2.93%     2.82%/1/     3.17%/1/      2.46%       1.77%
 Before
  advisory/administration
  fee waivers                  2.52%     2.49%     2.33%/1/     3.13%/1/      2.39%       1.70%

                               ------------------------------------------------

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey Munici-pal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfo-lio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.

/1/Annualized.
24

             BlackRock
logo         North Carolina Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax. In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In par-ticular, changes in the economic conditions and governmental pol-
26
icies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in April 1994 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Insitutional Shares.


[BAR CHART]

As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------

94       2.28%       Best Quarter
95       3.45%       Q2 '95: 0.91%
96       3.01%
97       3.13%       Worst Quarter
98       2.97%       Q1 '94: 0.54%

The bar for 1994 is based upon performance for Institutional Shares of the fund.

As of 12/31/98
--------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------

                                                        Since    Inception
                           1 Year  3-Years   5 Years  Inception     Date
--------------------------------------------------------------------------
NC Municipal MM             2.97%   3.04%     2.97%     2.90%      05/04/93
--------------------------------------------------------------------------

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .30%
Other expenses                             .30%
Total annual fund operating expenses      1.05%
Fee Waivers and Expense  Reimbursements*   .45%
Net Expenses*                              .60%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $61    $289    $536    $1,242

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                              North Carolina Municipal Money Market Portfolio

                                                         For the       For the
                                                          Period       Period
                            Year      Year      Year    11/01/94/4    4/29/94/1
                            Ended    Ended     Ended    / through     / through
                           9/30/98  9/30/97   9/30/96    9/30/95       9/30/94
Net asset value at
 beginning of period       $  1.00  $   1.00  $   1.00   $   1.00     $   1.00
                           -------  --------  --------   --------     --------
Income from investment
 operations
 Net investment income      0.0305    0.0304    0.0308     0.0305       0.0099
                           -------  --------  --------   --------     --------
  Total from investment
   operations               0.0305    0.0304    0.0308     0.0305       0.0099
                           -------  --------  --------   --------     --------
Less distributions
 Distributions from net
  investment income        (0.0305)  (0.0304)  (0.0308)   (0.0305)     (0.0099)
 Distributions from net
  realized capital gains       - -       - -       - -        - -          - -
                           -------  --------  --------   --------     --------
  Total distributions      (0.0305)  (0.0304)  (0.0308)   (0.0305)     (0.0099)
                           -------  --------  --------   --------     --------
Net asset value at end of
 period                    $  1.00  $   1.00  $   1.00   $   1.00     $   1.00
                           =======  ========  ========   ========     ========
Total return                  3.09%     3.08%     3.12%      3.11%        0.99%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $19,306  $ 23,704  $  7,463   $  1,841     $   - - /3/
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                 0.60%     0.60%     0.55%      0.55%/2/     0.36%/2/
 Before
  advisory/administration
  fee waivers                 1.05%     1.05%     1.04%      1.08%/2/     1.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                 3.04%     3.04%     3.06%      3.34%/2/     2.54%/2/
 Before
  advisory/administration
  fee waivers                 2.59%     2.59%     2.56%      2.81%/2/     1.87%/2/

                              -------------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

/3/There were no Service Shares outstanding as of September 30, 1994.

/4/Reissuance of shares.
30

             BlackRock
logo         Ohio Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Ohio.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two

  IMPORTANT DEFINITIONS



 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular,
32
changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund.The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

[BAR CHART]

As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------

94              2.50            Best Quarter
95              3.49            Q2 '95:0.91%
96              3.11
97              3.18            Worst Quarter
98              2.97            Q1 '94:0.50%

As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------

                                                         Since    Inception
                           1 Year   3 Years   5 Years  Inception     Date
---------------------------------------------------------------------------
OH Municipal MM             2.97%    3.09%     3.05%     2.96%     06/01/93
---------------------------------------------------------------------------

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .30%
Other expenses                             .28%
Total annual fund operating expenses      1.03%
Fee Waivers and Expense  Reimbursements*   .34%
Net Expenses*                              .69%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay theses waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect theses waiv-ers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $70    $294    $536    $1,229

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                Ohio Municipal Money Market Portfolio



                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0304    0.0310    0.0316    0.0333    0.0225
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0304    0.0310    0.0316    0.0333    0.0225
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0304)  (0.0310)  (0.0316)  (0.0333)  (0.0225)
 Distributions from net
  realized capital gains            - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total distributions           (0.0304)  (0.0310)  (0.0316)  (0.0333)  (0.0225)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.08%     3.15%    3.21%      3.38%     2.27%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $ 58,077  $ 58,160  $ 45,525  $ 49,857  $ 44,066
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.67%     0.61%     0.59%     0.57%     0.40%
 Before
  advisory/administration fee
  waivers                          1.03%     1.03%     1.05%     1.03%     1.04%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          3.04%     3.10%     3.17%     3.35%     2.29%
 Before
  advisory/administration fee
  waivers                          2.68%     2.68%     2.71%     2.89%     1.65%

                                -----------------------------------------------

             BlackRock
logo         Pennsylvania Municipal
             Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

  IMPORTANT DEFINITIONS



 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.



highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the perfor-mance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In par-
38
ticular, changes in the economic conditions and governmental policies of Penn-sylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.


Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indi-cation of future results.

The performance for the period before Service Shares were launched in June 1993 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Serv-ice Shares have higher expenses than Institutional Shares.

[BAR CHART]

As of 12/31
----------------------------------------
ANNUAL TOTAL RETURNS
----------------------------------------

94             2.46             Best Quarter
95             3.38             Q2 '95: 0.91%
96             2.98
97             3.11             Worst Quarter
98             2.83             Q1 '94: 0.49%

As of 12/31/98
----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------
                                                        Since      Inception
                           1 Year   3 Years  5 Years  Inception       Date
----------------------------------------------------------------------------
PA Municipal MM             2.83%     2.97%    2.95%     2.87%      06/01/93
----------------------------------------------------------------------------

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and mainte-
 nance.


Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .30%
Other expenses                             .26%
Total annual fund operating expenses      1.01%
Fee Waivers and Expense  Reimbursements*   .29%
Net Expenses*                              .72%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits."Net Expenses" in the table have been restated to reflect these waiv-ers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $74    $293    $530    $1,210

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                               Pennsylvania Municipal Money Market Portfolio

                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0292    0.0302    0.0304    0.0325    0.0221
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0292    0.0302    0.0304    0.0325    0.0221
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0292)  (0.0302)  (0.0304)  (0.0325)  (0.0221)
 Distributions from net
  realized capital gains          - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total distributions        (0.0292)  (0.0302)  (0.0304)  (0.0325)  (0.0221)
                             --------  --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    2.97%     3.06%     3.04%     3.33%     2.24%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $ 73,735  $234,472  $224,197  $147,739  $ 60,560
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.69%     0.61%     0.59%     0.57%     0.42%
  Before
   advisory/administration
   fee waivers                   1.01%     1.01%     1.01%     0.99%     0.99%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   2.92%     3.01%     3.02%     3.29%     2.31%
  Before
   advisory/administration
   fee waivers                   2.60%     2.61%     2.59%     2.87%     1.75%

                               ------------------------------------------------
42

             BlackRock
logo         Virginia Municipal Money
             Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Virginia.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the Fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the

  IMPORTANT DEFINITIONS

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indica-tion of future results.

The performance for the period before Service Shares were launched in October 1994 is based upon performance for Institutional Shares of the fund. The actual return of Service Shares would have been lower than shown because Service Shares have higher expenses than Institutional Shares.


[BAR CHART]

As of 12/31
------------------------------------------------------------------
ANNUAL TOTAL RETURNS
------------------------------------------------------------------

95              3.53            Best Quarter
96              3.15            Q2 '97:0.94%
97              3.26
98              3.00            Worst Quarter
                                Q4 '98:0.70%
As of 12/31/98
---------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------
                                               Since      Inception
                           1 Year   3 Years  Inception      Date
---------------------------------------------------------------------------
VA Municipal MM            3.00%     3.13%     3.22%       07/25/94
---------------------------------------------------------------------------

Expenses and Fees

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                              .45%
Distribution and service (12b-1) fees      .30%
Other expenses                             .32%
Total annual fund operating expenses      1.07%
Fee Waivers and Expense  Reimbursements*   .47%
Net Expenses*                              .60%

  * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                1 Year 3 Years 5 Years 10 Years

Service Shares   $61    $294    $545    $1,263

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

 Service Fees: Fees that
 are paid to BlackRock
 and /or its affiliates
 for shareholder account
 service and
 maintenance.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                  Virginia Municipal Money Market Portfolio

                                                                    For the
                                                                     Period
                                       Year      Year      Year    10/11/94/1
                                      Ended     Ended     Ended    / through
                                     9/30/98   9/30/97   9/30/96    9/30/95
Net asset value at beginning of
 period                              $   1.00  $   1.00  $   1.00   $   1.00
                                     --------  --------  --------   --------
Income from investment operations
 Net investment income                 0.0308    0.0317    0.0318     0.0330
                                     --------  --------  --------   --------
  Total from investment operations     0.0308    0.0317    0.0318     0.0330
                                     --------  --------  --------   --------
Less distributions
 Distributions from net investment
  income                              (0.0308)  (0.0317)  (0.0318)   (0.0330)
 Distributions from net realized
  capital gains                           - -       - -       - -        - -
                                     --------  --------  --------   --------
  Total distributions                 (0.0308)  (0.0317)  (0.0318)   (0.0330)
                                     --------  --------  --------   --------
Net asset value at end of period     $   1.00  $   1.00  $   1.00   $   1.00
                                     ========  ========  ========   ========
Total return                             3.13%     3.22%     3.25%      3.35%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                         $  3,405  $  5,244  $ 14,968   $    821
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                                0.60%     0.48%     0.45%      0.40%/2/
 Before advisory/administration fee
  waivers                                1.07%     1.07%     1.12%      1.25%/2/
 Ratios of net investment income to
  average
  net assets
 After advisory/administration fee
  waivers                                3.08%     3.12%     3.05%      3.50%/2/
 Before advisory/administration fee
  waivers                                2.61%     2.53%     2.38%      2.65%/2/

                                  ---------------------------------------------

/1/Commencement of operations of share class.

/2/Annualized.

logo         About Your Investment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares


Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, cer-tain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that partic-ipate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institu-tions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemp-tions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?


A mutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. You may place a pur-chase order for each fund except the U.S. Treasury Money Market Portfolio by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund except the U.S. Treasury Money Market Portfolio, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Fed-eral Reserve Bank of Philadelphia are open, it will be executed at

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

12 noon (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).

Orders for shares of the U.S. Treasury Money Market Portfolio received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Phila-delphia are open will be executed at 12 noon (Eastern time). Orders received between 12 noon and 4 p.m. (Eastern time) will be executed at 4 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 4 p.m. (Eastern time). Under certain circumstances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

--------------------------------------------------------------------------------
Paying for Shares

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the dis-cretion of the Company, be made in the form of securities that are permissible investments for the respective fund.

--------------------------------------------------------------------------------
How Much is the Minimum Investment?

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distribution and Service Plan

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its shareholders. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (in-cluding PNC Bank and its affiliates). Under these arrangements, Service Organi-zations will provide certain support services to their customers who own Serv-ice Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Serv-ice Organization's customers. In return for that fee, Service Organizations may provide one or more of the following services:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers, Service Organizations may provide one or more of these additional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Service Shares beneficially owned by custom-ers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Service Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursu-ant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

-------------------------------------------------------------------------------

Selling Shares

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon tele-phone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were stockholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund may redeem for cash some or all of their shares of a fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wilmington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and redeem Service Shares of the same fund and for the same

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

-------------------------------------------------------------------------------

The Company's Rights

The Company may:

 . Suspend the right of redemption
 . Postpone date of payment upon redemption
 . Redeem shares involuntarily
 . Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

-------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the share-holder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to main-tain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

Management
--------------------------------------------------------------------------------

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.17%
  U.S. Treasury Money Market             0.15%
  Municipal Money Market                 0.12%
  New Jersey Municipal Money Market      0.08%
  North Carolina Municipal Money Market  0.04%
  Ohio Municipal Money Market            0.09%
  Pennsylvania Municipal Money Market    0.13%
  Virginia Municipal Money Market        0.02%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET      INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion       .450%
  $1 billion-$2 billion  .400%
  $2 billion-$3 billion  .375%
  more than $3 billion   .350%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.


BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses separately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury Money Market Portfolio) receive div-idends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.


  IMPORTANT DEFINITIONS


 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.

-------------------------------------------------------------------------------
56

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Taxation of Distributions

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These Municipal Money Market funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available 24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888) 8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[LOGO] BLACKROCK FUNDS

[ARTWORK APPEARS HERE]

NOT FDIC-INSURED

May lose value No bank guarantee


Money Market
Portfolio
================================================================================
SERVICE SHARES


BlackRock Funds/SM/ is a mutual fund family with 36 investment portfolios.


PROSPECTUS
January 28, 1999


[LOGO OF BLACKROCK FUNDS APPEARS HERE]


The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

                         How to find
                     the information
                            you need

                          About Your
                          Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
The Blackrock Money Market Portfolio........................................   2
How to Buy/Sell Shares......................................................   8
Dividends/Distribution/Taxes................................................  15

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Money Market Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Company).

This prospectus contains information on the BlackRock Money Market fund.

[GRAPHIC  BlackRock
 APPEARS  Money Market
 HERE]    Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 IMPORTANT DEFINITIONS

 Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.


 Commercial Paper: Shortterm securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

 Dollar Weighted Average Maturity: The average maturity of the fund is the average amount of time until the organizations that issued the debt securities in the fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the fund, the more weight it gets in calculating this average.

 Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

 Net Asset Value (NAV): The value of everything the fund owns, minus everything it owes, divided by the number of shares held by investors.

 Repurchase Agreement: A special type of a shortterm investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the fund's money for a short time, using the securities as collateral.

 Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

 Investment Goal
 The fund seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal.

 Primary Investment Strategies
 In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollardenominated instruments, including government, bank, commercial and other obligations.

 Specifically, the fund may invest in:

 1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

 2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, D-2 or higher by Duff & Phelps, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.

 3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

 4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

 5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

 6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

 7) Securities issued or guaranteed by state or local governmental bodies.

 8) Repurchase agreements relating to the above instruments.

 The fund seeks to maintain a net asset value of $1.00 per share.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Key Risks

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies and authorities are sup-ported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Service Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indi-cation of future results.

[BAR CHART APPEARS HERE]]

as of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

90      7.97%
91      5.93%
92      3.51%
93      2.76%
94      3.91%
95      5.59%
96      5.05%
97      5.16%
98      5.04%

as of 12/31
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since    Inception
                           1 Year    3 Years    5 Years    Inception     Date
Money Markets              5.04%     5.08%      4.95%       5.07%     10/04/89


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)


Advisory Fees                                                         .41%
Distribution and service (12b-1) fees                                 .30%
Other expenses                                                        .22%
Total annual fund operating expenses                                  .93%
Fee Waivers and Expense  Reimbursements*                              .21%
Net Expenses*                                                         .72%


 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

Expenses and Fees

--------------------------------------------------------------------------------
                             IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Advisory Fees: Fees paid to the investment adviser for portfolio management services.


 Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

 Service Fees: Fees that are paid to BlackRock and /or its affiliates for shareholder account service and maintenance.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                        1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Service Shares           $74        $275        $494        $1,124
--------------------------------------------------------------------------------

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For a Service Share Outstanding Throughout Each Period)

                                     Money Market Portfolio

                                               SERVICE SHARES
                               Year       Year        Year        Year       Year
                              Ended      Ended       Ended       Ended      Ended
                             9/30/98    9/30/97     9/30/96     9/30/95    9/30/94
 Net asset value at
  beginning of period        $   1.00  $     1.00  $     1.00  $     1.00  $   1.00
                             --------  ----------  ----------  ----------  --------
 Income from investment
  operations
  Net investment income        0.0502      0.0499      0.0503      0.0534    0.0333
                             --------  ----------  ----------  ----------  --------
  Total from investment
   operations                  0.0502      0.0499      0.0503      0.0534    0.0333
                             --------  ----------  ----------  ----------  --------
 Less distributions
 Distributions from net
  investment income           (0.0502)    (0.0499)    (0.0503)    (0.0534)  (0.0333)
 Distributions from net
  realized capital gains          - -         - -         - -         - -       - -
                             --------  ----------  ----------  ----------  --------
  Total distributions         (0.0502)    (0.0499)    (0.0503)    (0.0534)  (0.0333)
                             --------  ----------  ----------  ----------  --------
 Net asset value at end
  of period                  $   1.00  $     1.00  $     1.00  $     1.00  $   1.00
                             --------  ==========  ==========  ==========  ========
 Total return                    5.14%       5.11%       5.15%       5.48%     3.37%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $808,962  $1,610,315  $1,575,064  $1,194,017  $575,948
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.69%       0.61%       0.59%       0.57%     0.51%
  Before
   advisory/administration
   fee waivers                   0.93%       0.94%       0.95%       0.94%     0.92%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   5.03%       4.99%       5.00%       5.35%     3.35%
  Before
   advisory/administration
   fee waivers                   4.79%       4.66%       4.64%       4.98%     2.95%

[GRAPHIC
 APPEARS
 HERE]       About Your Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Buying Shares

Service Shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund in 1996 and investors that participate in the Capital Directions SM asset allocation program. Service Shares will normally be held by institutions or in the name of nominees of institutions on behalf of their customers. Service Shares are normally purchased through a customer's account at an institution through procedures established by the institution. In these cases, confirmation of share purchases and redemptions will be sent to the institutions. A customer's ownership of shares will be recorded by the institution and reflected in the account statements provided by the institutions to their customers. Investors wishing to purchase Service Shares should contract their institutions.

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

What Price Per Share Will You Pay?

Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although the fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The fund's investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. You may place a pur-chase order for the fund by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (NYSE) and the Federal Reserve Bank of Philadelphia are open. If your order is received before 12 noon (Eastern time) it will be executed at 12 noon (Eastern time). If payment for an order is not received by 4 p.m. (Eastern time), the order will be cancelled.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).

Under certain circumstances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

-------------------------------------------------------------------------------

Payment for Service Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.

-------------------------------------------------------------------------------

The minimum investment for the initial purchase of Service Shares is $5,000; however, institutions may set a higher minimum for their customers. There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

Paying for Shares

How Much is the Minimum Investment?

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 (the Plan) that allows the Company to pay distribution and other fees for the sale of its shares and for certain services provided to its sharehold-ers. The Company does not make distribution payments under the Plan with respect to Service Shares.

Under the Plan, the Company may enter into arrangements with brokers, dealers, financial institutions and industry professionals (Service Organizations) (in-cluding PNC Bank and its affiliates). Under these arrangements, Service Orga-nizations will provide certain support services to their customers who own Service Shares. The Company may pay a shareholder servicing fee of up to .15% per year of the average daily net asset value of Service Shares owned by each Service Organization's customers. In return for that fee, Service Organiza-tions may provide one or more of the following services:

 (1) Responding to customer questions on the services performed by the Service Organization and investments in Service Shares;
 (2) Assisting customers in choosing and changing dividend options, account designations and addresses; and
 (3) Providing other similar shareholder liaison services.

For a separate shareholder processing fee of up to .15% per year of the aver-age daily net asset value of Service Shares owned by each Service Organiza-tion's customers, Service Organizations may provide one or more of these addi-tional services:

 (1) Processing purchase and redemption requests from customers and placing orders with the Company's transfer agent or the Company's distributor;
 (2) Processing dividend payments from the Company on behalf of customers;
 (3) Providing sub-accounting for Service Shares beneficially owned by custom-ers or the information necessary for sub-accounting; and
 (4) Providing other similar services.

Distribution and Service Plan

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Service Organizations may charge their clients additional fees for account services. Customers of Service Organizations who own Service Shares should keep the terms and fees governing their accounts with Service Organizations in mind as they read this prospectus.

The shareholder servicing fees and shareholder processing fees payable pursuant to the Plan are fees payable for the administration and servicing of share-holder accounts and not costs which are primarily intended to result in the sale of a fund's shares.

Because the fees paid by the Company under the Plan are paid out of Company assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

Customers of institutions may redeem Service Shares in accordance with the pro-cedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders to PFPC and crediting their customers' accounts with redemption proceeds on a timely basis. In the case of shareholders holding share certificates the certificates must accompany the redemption request.

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions com-municated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the funds' cus-

Selling Shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

todian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of Black-Rock Advisors, Inc., an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Company, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

Persons who were Shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC(R) Fund may redeem for cash some or all of their shares of the fund at any time by sending a written redemption request in proper form to BlackRock Funds, c/o PFPC Inc., P.O. Box 8950, Wil-mington, DE 19899-8950. They may also redeem shares by telephone if they have signed up for the expedited redemption privilege.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds c/o PFPC Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine.

Persons who were shareholders of an investment portfolio of the Compass Capi-tal Group of Funds at the time of the portfolio combination with The PNC(R) Fund may also purchase and

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

If a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group) no longer meets the eligibil-ity standards for purchasing Service Shares, then the shareholder's Service Shares will be converted to Investor A Shares of the same fund having the same total net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the total annual rate of .20% of average daily net assets. If a shareholder acquiring Service Shares on or after May 1, 1998 later becomes eligible to purchase Institutional Shares (other than due to changes in market value), then the shareholder's Service Shares will be converted to Institutional Shares of the same fund hav-ing the same total net asset value as the shares converted.

-------------------------------------------------------------------------------

The Company may:

 . Suspend the right of redemption
 . Postpone date of payment upon redemption
 . Redeem shares involuntarily
 . Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed. If a customer has agreed with an institution to maintain a minimum balance in his or her account, and the balance in the account falls below the minimum, the customer may be obligated to redeem all or part of his or her shares in the fund to the extent necessary to maintain the minimum balance required.

The Company's Rights

Accounts with Low Balances

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable month-ly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the fund to BlackRock as a percentage of average daily net assets was
 .17%.

The maximum annual advisory fees that can be paid to BlackRock on behalf of the fund (as a percentage of average daily net assets) is as follows:

  AVERAGE DAILY NET       INVESTMENT
  ASSETS                  ADVISORY FEE
  First $1 billion        .450%
  $1 billion--$2 billion  .400%
  $2 billion-$3 billion   .375%
  more than $3 billion    .350%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, includ-ing seven out of ten of the largest Fortune 100 companies.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of the fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. The expense limit for the fund (which applies to expenses charged on fund assets as a whole,
14

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

but not expenses separately charged to the different share classes of the fund) is .310% of average daily net assets.





If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

--------------------------------------------------------------------------------

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these investments.

--------------------------------------------------------------------------------
                            IMPORTANT DEFINITIONS
--------------------------------------------------------------------------------

 Adviser: The Adviser of a mutual fund is responsible for the overall investment management of the Fund. The Adviser for BlackRock Funds is BlackRock Advisors, Inc.

 Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the fund is BlackRock Institutional Management Corporation.

Dividends and Distributions

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

Taxation of Distributions

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742


[LOGO OF BLACKROCK FUNDS APPEARS HERE]

[ARTWORK APPEARS HERE]


Money Market Portfolios
================================================================================
INSTITUTIONAL SHARES


BlackRock Funds/SM/ is a mutual fund family with 36 investment portfolios, 8 of which are described in this prospectus.


PROSPECTUS
January 28, 1999


[LOGO OF BLACKROCK FUNDS APPEARS HERE]

The securities described in this prospectus have been registered with the Securities and Exchange Commission (SEC). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.


NOT FDIC-INSURED

May lose value
No bank guarantee

                         How to find
                     the information
                            you need


                          About Your
                          Investment
Table of
Contents

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

How to find the information you need........................................   1
THE BLACKROCK MONEY MARKET FUNDS
Money Market................................................................   2
U.S. Treasury Money Market..................................................   8
Municipal Money Market......................................................  13
New Jersey Municipal Money Market...........................................  19
North Carolina Municipal Money Market.......................................  25
Ohio Municipal Money Market.................................................  31
Pennsylvania Municipal Money Market.........................................  37
Virginia Municipal Money Market.............................................  43
How to Buy/Sell Shares......................................................  49
Dividends/Distribution/Taxes................................................  54

How to Find the
Information You Need
About BlackRock Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Welcome to the new BlackRock Money Market Portfolios Prospectus.

It's easy to use and we've tried to make it easy to understand.

The prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Com-pany).

This prospectus contains information on all 8 of the BlackRock Money Market funds. To save you time, the prospectus has been organized so that each fund has its own short section. All you have to do is turn to the section for any particular fund. Once you read the important facts about the funds that inter-est you, read the sections that tell you about buying and selling shares, cer-tain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

[GRAPHIC     BlackRock
 APPEARS     Money Market
 HERE]       Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Commercial Paper:
 Short-term securities
 with maturities of 1 to
 270 days which are
 issued by banks, corpo-
 rations and others.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests in a broad range of short term, high quality, U.S. dollar-denominated instruments, including government, bank, com-mercial and other obligations.

Specifically, the fund may invest in:

1) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

2) High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's, Prime-2 or higher by Moody's, D-2 or higher by Duff & Phelps, F-2 or higher by Fitch or TBW-2 or higher by Thomson BankWatch, as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies.

3) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

4) Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

5) Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

6) Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

7) Securities issued or guaranteed by state or local governmental bodies.

8) Repurchase agreements relating to the above instruments.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securi-ties equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies



Key Risks
and authorities are supported by varying degrees of credit. No assurance can be given that the U.S. Government will provide financial support to its agen-cies and authorities if it is not obligated by law to do so.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 90      7.97%
                                 91      5.93%
                                 92      3.51%
                                 93      2.87%
                                 94      4.20%
                                 95      5.91%
                                 96      5.36%
                                 97      5.47%
                                 98      5.35%


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since    Inception
                             1 Year    3 Years   5 Years   Inception     Date
Money Market                  5.35%      5.40%     5.26%     5.25%     10/04/89

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .41%
Other expenses                            .22%
Total annual fund operating expenses      .63%
Fee Waivers and Expense  Reimbursements*  .21%
Net Expenses*                             .42%

 * Blackrock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

Expenses
and Fees

  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $43    $181    $330     $766

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)
                         Money Market Portfolio


                                Year       Year      Year      Year      Year
                               Ended      Ended     Ended     Ended     Ended
                              9/30/98    9/30/97   9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ----------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income           0.0532    0.0529    0.0533    0.0564    0.0359
 Net realized gain (loss)
  on investments                    - -       - -       - -       - -       - -
                             ----------  --------  --------  --------  --------
  Total from investment
   operations                    0.0532    0.0529    0.0533    0.0564    0.0359
                             ----------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income             (0.0532)  (0.0529)  (0.0533)  (0.0564)  (0.0359)
 Distributions from net
  realized capital gains            - -       - -       - -       - -       - -
                             ----------  --------  --------  --------  --------
  Total distributions           (0.0532)  (0.0529)  (0.0533)  (0.0564)  (0.0359)
                             ----------  --------  --------  --------  --------
 Net asset value at end of
  period                     $     1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ==========  ========  ========  ========  ========
 Total return                      5.46%     5.42%     5.46%     5.79%     3.64%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $1,858,165  $878,566  $587,730  $654,157  $502,972
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                     0.39%     0.32%     0.29%     0.27%     0.25%
  Before
   advisory/administration
   fee waivers                     0.63%     0.65%     0.65%     0.64%     0.66%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                     5.32%     5.30%     5.34%     5.66%     3.64%
  Before
   advisory/administration
   fee waivers                     5.08%     4.97%     4.98%     5.28%     3.23%
                             ---------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     U.S. Treasury Money Market
 HERE]       Portfolio

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies
In pursuit of this goal, the fund invests exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The fund seeks to maintain a net asset value of $1.00 per share.

Quality

The fund manager, under guidelines established by the Company's Board of Trustees, will purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. The fund may also purchase unrated securities determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made.

  IMPORTANT DEFINITIONS

 Asset-Backed Securi-
 ties: Debt securities
 that are backed by a
 pool of assets, usually
 loans such as install-
 ment sale contracts or
 credit card receiv-
 ables.

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Treasury obligations differ only in their interest rates, maturities and time of issuance.

The fund could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Key Risks

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 90      7.83%
                                 91      5.96%
                                 92      3.46%
                                 93      2.80%
                                 94      4.19%
                                 95      5.80%
                                 96      5.20%
                                 97      5.32%
                                 98      5.16%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception   Date
--------------------------------------------------------------------------------
US Treasury                  5.16%     5.22%      5.13%      5.11%   11/01/89
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.


                                                                        Expenses
                                                                        and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .45%
Other expenses                            .24%
Total annual fund operating expenses      .69%
Fee Waivers and Expense  Reimbursements*  .28%
Net Expenses*                             .41%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $42    $193    $356     $832

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial performance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indi-cates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distri-butions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                   U.S. Treasury Money Market Portfolio


                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0519    0.0515    0.0519    0.0555    0.0357
 Net realized gain (loss)
  on investments                  - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0519    0.0515    0.0519    0.0555    0.0357
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0519)  (0.0515)  (0.0519)  (0.0555)  (0.0357)
 Distributions from net
  realized capital gains          - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total distributions        (0.0519)  (0.0515)  (0.0519)  (0.0555)  (0.0357)
                             --------  --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    5.32%     5.27%     5.32%     5.69%     3.63%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $297,161  $162,052  $167,193  $120,540  $ 37,519
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.38%     0.31%     0.29%     0.27%     0.25%
  Before
   advisory/administration
   fee waivers                   0.69%     0.69%     0.69%     0.69%     0.70%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   5.19%     5.15%     5.18%     5.64%     3.69%
  Before
   advisory/administration
   fee waivers                   4.88%     4.77%     4.78%     5.22%     3.24%
                             -------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     Municipal Money
 HERE]       Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from federal income tax. The other 20% can be invested in securities which are subject to regular fed-eral income tax or the Federal Alternative Minimum Tax.

The fund intends to invest so that less than 25% of its total assets are Munic-ipal Securities of issuers located in the same state.


Quality
The fund manager, under guidelines established by the Company's Board of Trust-ees, will only purchase securities that

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the Fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Municipal Securities include revenue bonds, general obligation bonds and municipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the

                                                                      Key Risks
fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic condi-tions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by spe-cial purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which created the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest in bonds the interest on which may be subject to the Fed-eral Alternative Minimum Tax. The fund may invest up to 20% of its total assets in these bonds when added together with any of the fund's other taxable invest-ments. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment advisor, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in August 1993 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 90      5.42%
                                 91      4.02%
                                 92      2.49%
                                 93      2.11%
                                 94      2.77%
                                 95      3.79%
                                 96      3.30%
                                 97      3.46%
                                 98      3.18%


As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception   Date
--------------------------------------------------------------------------------
Municipal MM                 3.18%      3.31%     3.30%      3.43%   11/01/89
--------------------------------------------------------------------------------


Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.



                                                                        Expenses
                                                                        and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .45%
Other expenses                           .26%
Total annual fund operating expenses     .71%
Fee waivers and expense reimbursements*  .29%
Net Expenses*                            .42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $43    $198    $366     $855

  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                               Municipal Money Market Portfolio


                               Year     Year      Year      Year      Year
                              Ended     Ended    Ended     Ended     Ended
                             9/30/98   9/30/97  9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                             --------  -------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0327   0.0337    0.0339    0.0364    0.0246
 Net realized gain (loss)
  on investments                  - -      - -       - -       - -       - -
                             --------  -------  --------  --------  --------
   Total from investment
    operations                 0.0327   0.0337    0.0339    0.0364    0.0246
                             --------  -------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0327) (0.0337)  (0.0339)  (0.0364)  (0.0246)
 Distributions from net
  realized capital gains          - -      - -       - -       - -       - -
                             --------  -------  --------  --------  --------
   Total distributions        (0.0327) (0.0337)  (0.0339)  (0.0364)  (0.0246)
                             --------  -------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                             ========  =======  ========  ========  ========
 Total return                    3.32%    3.42%     3.41%     3.70%     2.48%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $246,733  $58,747  $ 43,936  $ 53,778  $ 30,608
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.39%    0.31%     0.29%     0.27%     0.25%
  Before
   advisory/administration
   fee waivers                   0.71%    0.72%     0.73%     0.71%     0.73%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.25%    3.36%     3.37%     3.64%     2.48%
  Before
   advisory/administration
   fee waivers                   2.93%    2.95%     2.93%     3.20%     2.01%
                             ------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     New Jersey Municipal
 HERE]       Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in New Jersey.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

The fund normally invests at least 65% of its net assets in Municipal Securi-ties of issuers located in New Jersey. In addition, for New Jersey tax purposes the fund intends to invest at least 80% of its total assets in Municipal Secu-rities of issuers located in the state of New Jersey and in securities issued by the U.S. Government, its agencies and authorities.


  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in New Jersey and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio.

                                                                      Key Risks

The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of New Jersey and its politi-cal subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in January 1996 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 92      2.29%
                                 93      1.80%
                                 94      2.25%
                                 95      3.25%
                                 96      3.17%
                                 97      3.32%
                                 98      3.13%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
NJ Municipal MM              3.13%      3.21%     3.03%      2.82%    07/01/91
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .45%
Other expenses                           .30%
Total annual fund operating expenses     .75%
Fee waivers and expense reimbursements*  .36%
Net Expenses*                            .39%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $40    $204    $381     $897

Expenses
and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial per-formance for the periods indicated.+ Certain information reflects results for a single fund share. The term "Total Return" indicates how much your invest-ment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accoun-tants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                        New Jersey Municipal Money Market
                                        Portfolio


                                                        For the       For the
                                                         Period       Period
                                      Year      Year     2/1/96      1/16/96/1
                                     Ended     Ended    through      / through
                                    9/30/98   9/30/97   9/30/96       1/31/96
Net asset value at beginning of
 period                             $   1.00  $   1.00  $   1.00      $ 1.00
                                    --------  --------  --------      ------
Income from investment operations
 Net investment income                0.0319    0.0323    0.0207        0.00
 Net realized gain (loss) on
  investments                            - -       - -       - -         - -
                                    --------  --------  --------      ------
  Total from investment operations    0.0319    0.0323    0.0207        0.00
                                    --------  --------  --------      ------
Less distributions
 Distributions from net investment
  income                             (0.0319)  (0.0323)  (0.0207)      (0.00)
 Distributions from net realized
  capital gains                          - -       - -       - -         - -
                                    --------  --------  --------      ------
  Total distributions                (0.0319)  (0.0323)  (0.0207)      (0.00)
                                    --------  --------  --------      ------
Net asset value at end of period    $   1.00  $   1.00  $   1.00      $ 1.00
                                    ========  ========  ========      ======
Total return                            3.24%     3.28%     2.09%       3.07%
Ratios/Supplemental data
 Net assets at end of period (in
  thousands)                        $ 68,771  $  7,432  $    614      $4,195
 Ratios of expenses to average net
  assets
 After advisory/administration fee
  waivers                               0.38%     0.32%     0.29%/2/    0.29%/2/
 Before advisory/administration
  fee waivers                           0.75%     0.76%     0.78%/2/    0.78%/2/
 Ratios of net investment income
  to average net assets
 After advisory/administration fee
  waivers                               3.17%     3.27%     3.07%/2/    3.07%/2/
 Before advisory/administration
  fee waivers                           2.80%     2.83%     2.58%/2/    2.58%/2/
                                    --------------------------------------------

+ The Portfolio commenced operations on July 1, 1991 as the New Jersey
  Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.

/1/Commencement of operations of share class.

/2/Annualized.

[GRAPHIC     BlackRock
 APPEARS     North Carolina Municipal
 HERE]       Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in North Carolina.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in North Carolina.

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.
 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.
 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in North Carolina and is non-diversified under the Investment Company Act. This raises special concerns because perfor-






                                                                      Key Risks
mance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of North Carolina and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan.
There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 94      2.80%
                                 95      3.73%
                                 96      3.32%
                                 97      3.44%
                                 98      3.28%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
NC Municipal MM              3.28%      3.35%     3.31%      3.20%   05/04/93
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .45%
Other expenses                           .29%
Total annual fund operating expenses     .74%
Fee waivers and expense reimbursements*  .44%
Net Expenses*                            .30%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $31    $192    $368     $877

Expenses
and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                               North Carolina Municipal Money Market Portfolio


                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income           0.0335    0.0334    0.0338    0.0359    0.0249
 Net realized gain (loss) on
  investments                       - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total from investment
   operations                    0.0335    0.0334    0.0338    0.0359    0.0249
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income             (0.0335)  (0.0334)  (0.0338)  (0.0359)  (0.0249)
 Distributions from net
  realized capital gains            - -       - -       - -       - -       - -
                               --------  --------  --------  --------  --------
  Total distributions           (0.0335)  (0.0334)  (0.0338)  (0.0359)  (0.0249)
                               --------  --------  --------  --------  --------
Net asset value at end of
 period                        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total return                       3.40%     3.39%     3.43%     3.65%     2.52%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)               $181,984  $147,658  $112,097  $ 76,673  $ 69,673
 Ratios of expenses to
  average net assets
 After
  advisory/administration fee
  waivers                          0.29%     0.28%     0.25%     0.21%     0.10%
 Before
  advisory/administration fee
  waivers                          0.74%     0.73%     0.74%     0.74%     0.76%
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration fee
  waivers                          3.35%     3.34%     3.33%     3.61%     2.53%
 Before
  advisory/administration fee
  waivers                          2.90%     2.89%     2.84%     3.08%     1.87%

                               ------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     Ohio Municipal Money
 HERE]       Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with main-taining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Ohio.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Ohio.

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.


 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Ohio and is non-diversified under the Investment Company Act. This raises special concerns because performance is more dependent upon the performance of a smaller number of




                                                                      Key Risks
securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Ohio and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is tax-able.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan.

There is also the risk of delay in recovering the loaned securities and of los-ing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock is currently working to avoid such problems. BlackRock, the fund's investment adviser, is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

The performance for the period before Institutional Shares were launched in June 1993 is based upon performance for Service Shares of the fund.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 94      2.80%
                                 95      3.80%
                                 96      3.42%
                                 97      3.49%
                                 98      3.28%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
OH Municipal MM              3.28%      3.40%     3.36%      3.26%   06/01/93
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                            .45%
Other expenses                           .27%
Total annual fund operating expenses     .72%
Fee waivers and expense reimbursements*  .33%
Net Expenses*                            .39%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense lim-its. In addition, BlackRock has contractually agreed to waive service fees in the amount of .15% of average daily net assets on Investor B and C Shares for the next year. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $40    $197    $368     $863

Expenses

and Fees
  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                                  Ohio Municipal Money Market Portfolio

                                  Year     Year      Year      Year      Year
                                 Ended     Ended    Ended     Ended     Ended
                                9/30/98   9/30/97  9/30/96   9/30/95   9/30/94
Net asset value at beginning
 of period                      $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                                --------  -------  --------  --------  --------
Income from investment
 operations
 Net investment income            0.0334   0.0340    0.0346    0.0363    0.0252
 Net realized gain (loss) on
  investments                        - -      - -       - -       - -       - -
                                --------  -------  --------  --------  --------
  Total from investment
   operations                     0.0334   0.0340    0.0346    0.0363    0.0252
                                --------  -------  --------  --------  --------
Less distributions
 Distributions from net
  investment income              (0.0334) (0.0340)  (0.0346)  (0.0363)  (0.0252)
 Distributions from net
  realized capital gains             - -      - -       - -       - -       - -
                                --------  -------  --------  --------  --------
  Total distributions            (0.0334) (0.0340)  (0.0346)  (0.0363)  (0.0252)
                                --------  -------  --------  --------  --------
Net asset value at end of
 period                         $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                                ========  =======  ========  ========  ========
Total return                        3.39%    3.45%     3.52%     3.69%     2.55%
Ratios/Supplemental data
 Net assets at end of period
  (in thousands)                $ 48,614  $23,739  $ 32,944  $ 23,679  $ 10,521
 Ratios of expenses to average
  net assets
 After advisory/administration
  fee waivers                       0.36%    0.30%     0.29%     0.27%     0.13%
 Before
  advisory/administration fee
  waivers                           0.72%    0.73%     0.75%     0.73%     0.77%
 Ratios of net investment
  income to average net assets
 After advisory/administration
  fee waivers                       3.36%    3.37%     3.47%     3.66%     2.56%
 Before
  advisory/administration fee
  waivers                           3.00%    2.94%     3.01%     3.20%     1.93%
                                ------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     Pennsylvania Municipal
 HERE]       Money Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Pennsylvania.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Municipal Securities of issuers located in Pennsylvania.

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities:
 Securities whose inter-
 est rates adjust auto-
 matically after a cer-
 tain period of time
 and/or whenever a pre-
 determined standard
 interest rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Pennsylvania and is non-diversified under the Investment Company Act. This raises special concerns because perfor
                                                                      Key Risks
mance is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would in a diversified portfolio. In particular, changes in the economic conditions and governmental policies of Pennsylvania and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets are invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The abscence of an active market for these securities could make it difficult for the fund to dispose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collat-eral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, Black-Rock, the fund's investment adviser, is currently working to avoid such prob-lems. BlackRock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securi-ties markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 94      2.74%
                                 95      3.72%
                                 96      3.29%
                                 97      3.42%
                                 98      3.13%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                             Since   Inception
                             1 Year    3 Years   5 Years   Inception    Date
--------------------------------------------------------------------------------
PA Municipal MM               3.13%     3.28%     3.26%      3.16%   06/01/93
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .45%
Other expenses                            .26%
Total annual fund operating expenses      .71%
Fee waivers and expense  reimbursements*  .29%
Net Expenses*                             .42%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $43    $198    $366     $855

Expenses
and Fees


  IMPORTANT DEFINITIONS


 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                            Pennsylvania Municipal Money Market Portfolio


                               Year      Year      Year      Year      Year
                              Ended     Ended     Ended     Ended     Ended
                             9/30/98   9/30/97   9/30/96   9/30/95   9/30/94
 Net asset value at
  beginning of period        $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------  --------  --------  --------  --------
 Income from investment
  operations
 Net investment income         0.0322    0.0332    0.0334    0.0355    0.0247
 Net realized gain (loss)
  on investments                  - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total from investment
    operations                 0.0322    0.0332    0.0334    0.0355    0.0247
                             --------  --------  --------  --------  --------
 Less distributions
 Distributions from net
  investment income           (0.0322)  (0.0332)  (0.0334)  (0.0355)  (0.0247)
 Distributions from net
  realized capital gains          - -       - -       - -       - -       - -
                             --------  --------  --------  --------  --------
   Total distributions        (0.0322)  (0.0332)  (0.0334)  (0.0335)  (0.0247)
                                       --------  --------  --------  --------
 Net asset value at end of
  period                     $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========  ========  ========  ========  ========
 Total return                    3.27%     3.37%     3.40%     3.61%     2.49%
 Ratios/Supplemental data
 Net assets at end of
  period (in thousands)      $350,249  $229,164  $198,822  $233,413  $158,102
 Ratios of expenses to
  average net assets
  After
   advisory/administration
   fee waivers                   0.39%     0.30%     0.29%     0.26%     0.16%
  Before
   advisory/administration
   fee waivers                   0.71%     0.70%     0.71%     0.68%     0.73%
 Ratios of net investment
  income to average net
  assets
  After
   advisory/administration
   fee waivers                   3.19%     3.31%     3.34%     3.54%     2.64%
  Before
   advisory/administration
   fee waivers                   2.87%     2.91%     2.92%     3.12%     2.07%
                            --------------------------------------------------

[GRAPHIC     BlackRock
 APPEARS     Virginia Municipal Money
 HERE]       Market Portfolio

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Investment Goal
The fund seeks as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Primary Investment Strategies

In pursuit of this goal, the fund invests primarily in Municipal Securities of issuers located in Virginia.

Specifically, the fund may invest in:

1) Fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

2) Tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by Standard & Poor's, D-2 or higher by Duff & Phelps, or F-2 or higher by Fitch.

3) Municipal bonds rated Aa or higher by Moody's or AA or higher by Standard & Poor's, Duff & Phelps, or Fitch.

4) Unrated notes, paper and other instruments that are determined by the fund manager to be of comparable quality to the instruments described above.

5) Municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States.

The fund seeks to maintain a net asset value of $1.00 per share.

The fund normally invests at least 80% of its net assets in Municipal Securi-ties and other instruments whose interest is exempt from regular federal income tax. The other 20% can be invested in securities which are subject to regular federal income tax. Interest income from the fund's investments may be subject to the Federal Alternative Minimum Tax.

In addition, the fund normally invests at least 65% of its net assets in Munic-ipal Securities of issuers located in Virginia.

  IMPORTANT DEFINITIONS

 Dollar Weighted Average
 Maturity: The average
 maturity of the fund is
 the average amount of
 time until the organi-
 zations that issued the
 debt securities in the
 fund's portfolio must
 pay off the principal
 amount of the debt.
 "Dollar weighted" means
 the larger the dollar
 value of debt security
 in the fund, the more
 weight it gets in cal-
 culating this average.

 General Obligation
 Bonds: Bonds which are
 secured by the issuer's
 pledge of its full
 faith, credit and tax-
 ing power for the pay-
 ment of principal and
 interest.

 Liquidity: Liquidity is
 the ability to easily
 convert investments
 into cash without los-
 ing a significant
 amount of money in the
 process.

 Municipal Lease Obliga-
 tions: These provide
 participation in munic-
 ipal lease agreements
 and installment pur-
 chase contracts, but
 are not part of the
 general obligations of
 the municipality.

 Municipal Security: A
 short-term obligation
 issued by or on behalf
 of states and posses-
 sions of the United
 States, their political
 subdivisions and their
 agencies and authori-
 ties.

 Net Asset Value (NAV):
 The value of everything
 the fund owns, minus
 everything it owes,
 divided by the number
 of shares held by
 investors.

 Repurchase Agreement: A
 special type of a
 short-term investment.
 A dealer sells securi-
 ties to a fund and
 agrees to buy them back
 later at a set price.
 In effect, the dealer
 is borrowing the fund's
 money for a short time,
 using the securities as
 collateral.

 Revenue Bonds: Bonds
 which are secured only
 by the revenues from a
 particular facility or
 class of facilities,
 such as a water or
 sewer system, or from
 the proceeds of a spe-
 cial excise tax or
 other revenue source.

 Tax-Exempt Commercial
 Paper: Short-term
 Municipal Securities
 with maturities of 1 to
 270 days.

 Variable or Floating
 Rate Securities: Secu-
 rities whose interest
 rates adjust automati-
 cally after a certain
 period of time and/or
 whenever a predeter-
 mined standard interest
 rate changes.

Quality
The fund manager, under guidelines established by the Company's Board of Trustees, will only purchase securities that have short-term debt ratings at the time of purchase in the two highest rating categories from at least two national rating agencies, or one such rating if the security is rated by only one agency. Securities that are unrated must be determined by the fund manager to be of comparable quality.

Maturity
The fund is managed so that the dollar-weighted average maturity of all its investments will be 90 days or less. The fund will buy only those securities which have remaining maturities of 397 days or less (except for certain vari-able and floating rate instruments and securities collateralizing repurchase agreements). The fund's securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

Normally, the fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash will not earn income. It is possible that in extreme market conditions the fund may invest more than 20% of its assets in securi-ties that are not Municipal Securities (and therefore are subject to regular federal income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from the market upswing, thus reducing the fund's opportunity to achieve its investment objective.

The fund may lend some of its securities on a short-term basis in order to earn extra income. The fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the fund's total assets.

Should the Company's Board of Trustees determine that the investment objective of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. The fund may not change the requirement that it normally invest at least 80% of its net assets in Municipal Securities and other instruments whose interest is exempt from regular federal income tax without shareholder approval.

Key Risks
The value of money market instruments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

The fund concentrates its investments in securities of issuers located in Vir-ginia and is non-diversified under the Investment Company Act. This raises special concerns because performance





                                                                      Key Risks
44
is more dependent upon the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one secu-rity may affect the overall value of the fund more than it would in a diversi-fied portfolio. In particular, changes in the economic conditions and govern-mental policies of Virginia and its political subdivisions could hurt the value of the fund's shares.

Municipal Securities include revenue bonds, general obligation bonds and munic-ipal lease obligations. Revenue bonds include private activity bonds, which are not payable from the general revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. To the extent that the fund's assets is invested in private activity bonds, the fund will be subject to the particular risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than if its assets were not so invested. Moral obligation bonds are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to pay its debts from current revenues, it may draw on a reserve fund the restoration of which is a moral but not a legal obligation of the state or municipality which cre-ated the issuer. Municipal lease obligations are not guaranteed by the issuer and are generally less liquid than other securities.

There may be less information available on the financial condition of issuers of Municipal Securities than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell Municipal Securities, especially on short notice.

The fund may invest without limit in bonds the interest on which may be subject to the Federal Alternative Minimum Tax Interest on these bonds that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable.

The fund may invest 25% or more of its assets in Municipal Securities whose interest is paid solely from revenues of similar projects. For example, the fund may invest more than 25% of its assets in Municipal Securities related to water or sewer systems. This type of concentration exposes the fund to the legal and economic risks relating to those projects.

The fund will rely on legal opinions of counsel to issuers of Municipal Securi-ties as to the tax-free status of investments and will not do its own analysis.

The fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the fund to dis-pose of them if the issuer defaults.

Securities loans involve the risk of a delay in receiving additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if a borrower goes bankrupt.

The fund, like any business, could be affected if the computer systems on which it relies do not properly process information beginning on January 1, 2000. While Year 2000 issues could have a negative effect on the fund, BlackRock, the fund's investment adviser, is currently working to avoid such problems. Black-Rock is also working with other systems providers and vendors to determine their systems' ability to handle Year 2000 problems. There is no guarantee, however, that systems will work properly on January 1, 2000. Year 2000 problems may also hurt issuers whose securities the fund holds or securities markets generally.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund's long-term perfor-mance for Institutional Shares. The information shows you how the fund's performance has varied year by year and provides some indication of the risks of investing in the fund. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results.

As of 12/31
--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

                                 95      3.84%
                                 96      3.44%
                                 97      3.57%
                                 98      3.32%

As of 12/31/98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                   Since     Inception
                             1 Year    3 Years   Inception      Date
--------------------------------------------------------------------------------
VA Municipal MM              3.32%      3.44%      3.51%     07/25/94
--------------------------------------------------------------------------------

Expenses and Fees
As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets and are reflected in the fund's price.

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The table is based on expenses for the most recent fiscal year.

Annual Fund Operating Expenses
(Expenses that are deducted from fund assets)

Advisory Fees                             .45%
Other expenses                            .32%
Total annual fund operating expenses      .77%
Fee Waivers and Expense  Reimbursements*  .47%
Net Expenses*                             .30%

 * BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit certain (but not all) fund expenses for the next year. The fund may have to repay these waivers and reimbursements to BlackRock in the following two years if the repayment can be made within these expense limits. "Net Expenses" in the table have been restated to reflect these waivers and reimbursements.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (except for the waivers in the first year discussed above) and redemp-tion at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

                      1 Year 3 Years 5 Years 10 Years

Institutional Shares   $31    $199    $382     $910


Expenses
and Fees


  IMPORTANT DEFINITIONS

 Advisory Fees: Fees
 paid to the investment
 adviser for portfolio
 management services.

 Other Expenses: Include
 administration, trans-
 fer agency, custody,
 professional fees and
 registration fees.

Financial Highlights

The financial information in the table below shows the fund's financial perfor-mance for the periods indicated. Certain information reflects results for a single fund share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. The auditor's report, along with the fund's financial statements, are included in the Company's annual report, which is available upon request. (See back cover for ordering instructions.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(For an Institutional Share Outstanding Throughout Each Period)

                             Virginia Municipal Money Market Portfolio


                                                                   For the
                                                                   Period
                             Year     Year      Year      Year    7/25/94/1
                            Ended     Ended    Ended     Ended    / through
                           9/30/98   9/30/97  9/30/96   9/30/95    9/30/94
Net asset value at
 beginning of period       $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                           --------  -------  --------  --------  --------
Income from investment
 operations
 Net investment income       0.0338   0.0347    0.0348    0.0368    0.0053
 Net realized gain (loss)
  on investments                - -      - -       - -       - -       - -
                           --------  -------  --------  --------  --------
  Total from investment
   operations                0.0338   0.0347    0.0348    0.0368    0.0053
                           --------  -------  --------  --------  --------
Less distributions
 Distributions from net
  investment income         (0.0338) (0.0347)  (0.0348)  (0.0368)  (0.0053)
 Distributions from net
  realized capital gains        - -      - -       - -       - -       - -
                           --------  -------  --------  --------  --------
  Total distributions       (0.0338) (0.0347)  (0.0348)  (0.0368)  (0.0053)
                           --------  -------  --------  --------  --------
Net asset value at end of
 period                    $   1.00  $  1.00  $   1.00  $   1.00  $   1.00
                           ========  =======  ========  ========  ========
Total return                   3.43%    3.53%     3.54%     3.74%     0.53%
Ratios/Supplemental data
 Net assets at end of
  period (in thousands)    $ 77,812  $62,834  $ 38,553  $ 24,409  $ 13,831
 Ratios of expenses to
  average net assets
 After
  advisory/administration
  fee waivers                  0.30%    0.22%     0.14%     0.10%     0.10%/2/
 Before
  advisory/administration
  fee waivers                  0.77%    0.81%     0.82%     0.95%     1.02%/2/
 Ratios of net investment
  income to average net
  assets
 After
  advisory/administration
  fee waivers                  3.37%    3.49%     3.47%     3.71%     2.89%/2/
 Before
  advisory/administration
  fee waivers                  2.90%    2.90%     2.79%     2.86%     1.97%/2/
                           ---------------------------------------------------

/1/Commencement of operations of share class.
/2/Annualized.

[GRAPHIC
 APPEARS
 HERE]     About Your Investment

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Institutional Shares are offered to:

  . Institutional investors

  . Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:

    . acts in a fiduciary capacity (excluding participant-directed employee benefit plans)

    . otherwise has investment discretion or

    . acts as custodian for at least $2 million in assets

  . Individuals with a minimum investment of $2 million

Purchase orders may be placed through PFPC, the Company's transfer agent, by calling (800) 441-7450.

--------------------------------------------------------------------------------

Amutual fund is a pool of investors' money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (NAV) per share is $1.00. Although each fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The funds' investments are valued based on the amortized cost method described in the SAI.

Institutional Shares are sold at the net asset value per share determined after an order is received by PFPC, the Company's transfer agent. A purchase order for each fund except the U.S. Treasury Money Market Portfolio may be made by telephoning PFPC at (800) 441-7450 before 12 noon (Eastern time) on a day the New York Stock Exchange (the NYSE) and the Federal Reserve Bank of Philadelphia are open. For each fund except the U.S. Treasury Money Market Portfolio, if your order is received before 12 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12 noon (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12 noon (Eastern time).
Buying Shares


What Price Per Share Will You Pay?

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Orders for shares of the U.S. Treasury Money Market Portfolio received before 12:00 noon (Eastern time) on a day the NYSE and the Federal Reserve Bank of Philadelphia are open will be executed at 12 noon (Eastern time). Orders received between 12 noon and 4 p.m. (Eastern time) will be executed at 4 p.m. (Eastern time). If payment for such order is not received by 4 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 4 p.m. (Eastern time). Under certain circum-stances, large orders placed after 12 noon (Eastern time) may be rejected by the fund.

NAV is calculated separately for each class of shares of each fund at 12 noon and 4 p.m. (Eastern time) each day the NYSE and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the NYSE or the Fed-eral Reserve Bank of Philadelphia are closed.

--------------------------------------------------------------------------------

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available to the Company's custodian. Payment may also, at the discretion of the Company, be made in the form of securities that are per-missible investments for the respective fund.


--------------------------------------------------------------------------------

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

  . $5,000 for institutions

  . $500,000 for registered investment advisers

  . $2 million for individuals

There is no minimum requirement for later investments. The fund does not accept third party checks as payment for shares.

The fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the fund at any time.

--------------------------------------------------------------------------------

Selling Shares

Shareholders may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

asset value per share next determined after PFPC's receipt of the redemption order. The fund, the administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received by PFPC before 12 noon (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the funds' custodian is also open for business. Payment for redemption orders received between 12 noon (Eastern time) and 4 p.m. (Eastern time) or on a day when the funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds' custodian is open for business. The funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of BlackRock Advisors, Inc., an earlier payment could adversely affect a fund. The Company doesn't charge for redemptions or for wiring redemption payments.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8950, Wilmington, DE 19899-8950.

The Company may refuse a telephone redemption request if it believes it is advisable to do so.

If a shareholder acquiring Institutional Shares on or after May 1, 1998 no longer meets the eligibility standards for purchasing Institutional Shares (other than due to changes in market value), then the shareholder's Institu-tional Shares will be converted to shares of another class of the same fund having the same total net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the fund is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares. Service Shares are currently authorized to bear additional service and processing fees at the total annual rate of .30% of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the total annual rate of .50% of average daily net assets.

-------------------------------------------------------------------------------

The Company's Rights

The Company may:

    . Suspend the right of redemption

    . Postpone date of payment upon redemption

    . Redeem shares involuntarily

    . Redeem shares for property other than cash

in accordance with its rights under the Investment Company Act of 1940.

-------------------------------------------------------------------------------

Accounts with Low Balances

The Company may redeem a shareholder's account in any fund at any time the net asset value of the account in such fund falls below $5,000 as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

-------------------------------------------------------------------------------

Management

BlackRock Funds' Adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 345 Park Avenue, New York, NY 10154. BlackRock is a subsidiary of PNC Bank Corp., one of the largest diversified financial services companies in the United States. BlackRock Institutional Management Corporation (BIMC), an affiliate of BlackRock located at 400 Bellevue Parkway, Wilmington, DE 19809, acts as sub-adviser to the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For their investment advisory and sub-advisory services, BlackRock and BIMC are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 1998, the aggregate advisory fees paid by the funds to BlackRock as a percentage of average daily net assets were:

  Money Market                           0.17%
  U.S. Treasury Money Market             0.15%
  Municipal Money Market                 0.12%
  New Jersey Municipal Money Market      0.08%
  North Carolina Municipal Money Market  0.04%
  Ohio Municipal Money Market            0.09%
  Pennsylvania Municipal Money Market    0.13%
  Virginia Municipal Money Market        0.02%

The maximum annual advisory fees that can be paid to BlackRock on behalf of each fund (as a percentage of average daily net assets) are as follows:

  AVERAGE DAILY NET       INVESTMENT
  ASSETS                 ADVISORY FEE
  First $1 billion          .450%
  $1 billion-$2 billion     .400%
  $2 billion-$3 billion     .375%
  more than $3 billion      .350%

BlackRock is a global money management firm with expertise in domestic and international equities, domestic and global fixed income, cash management and risk management services. BlackRock has over $120 billion in assets under man-agement and currently manages money for over half of the Fortune 100, including seven out of ten of the largest Fortune 100 companies.

BlackRock and the Company have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each fund for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits (which apply to expenses charged on fund assets as a whole, but not expenses sepa-rately charged to the different share classes of a fund) as a percentage of average daily net assets are:

  Money Market                           .310%
  U.S. Treasury Money Market             .295%
  Municipal Money Market                 .295%
  New Jersey Municipal Money Market      .265%
  North Carolina Municipal Money Market  .195%
  Ohio Municipal Money Market            .265%
  Pennsylvania Municipal Money Market    .295%
  Virginia Municipal Money Market        .205%

  IMPORTANT DEFINITIONS

 Adviser: The Adviser of
 a mutual fund is
 responsible for the
 overall investment man-
 agement of the Fund.
 The Adviser for Black-
 Rock Funds is BlackRock
 Advisors, Inc.

 Sub-Adviser: The sub-
 adviser of a fund is
 responsible for its
 day-to-day management
 and will generally make
 all buy and sell deci-
 sions. Sub-advisers
 also provide research
 and credit analysis.
 The sub-adviser for all
 the funds is BlackRock
 Institutional Manage-
 ment Corporation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If in the following two years the operating expenses of a fund that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that fund, the fund is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund has more than $50 million in assets, (2) BlackRock continues to be the fund's investment adviser and (3) the Board of Trustees of the Company has approved the payments to BlackRock on a quarterly basis.

BlackRock Funds makes two kinds of distributions to shareholders: dividends and net capital gain.

Dividends are the net investment income derived by a fund and are declared daily and paid monthly within five business days after the end of the month. The Company's Board of Trustees may change the timing of dividend payments. Shareholders whose purchase orders are executed at 12 noon (Eastern time) (4 p.m. (Eastern time) for the U.S. Treasury and Money Market Portfolio) receive dividends for that day. Shareholders whose redemption orders have been received by 12 noon (Eastern time) do not receive dividends for that day.

Net capital gain occurs when the fund manager sells securities at a profit. Net capital gain (if any) is distributed to shareholders at least annually at a date determined by the Company's Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.


Fund dividends and distributions are taxable to investors as ordinary income or capital gains. Unless your fund shares are in an IRA or other tax-advantaged account, you are required to pay taxes on distributions whether you receive them in cash or in the form of additional shares.

Distributions paid out of a fund's "net capital gain" will be taxed to share-holders as long-term capital gains, regardless of


--------------------------------------------------------------------------------

                                                     Dividends and Distributions




--------------------------------------------------------------------------------

                                                       Taxation of Distributions

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

how long a shareholder has owned shares. All other distributions will be taxed to shareholders as ordinary income.

Your annual tax statement from the Company will present in detail the tax sta-tus of your distributions for each year.

Each of the Municipal Money Market, Pennsylvania Municipal Money Market, New Jersey Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios intends to pay most of its dividends as exempt interest dividends, which means such dividends are exempt from regular federal income tax (but not necessarily other federal taxes). These dividends will generally be subject to state and local taxes. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain securities. The funds will have to meet certain requirements in order for their dividends to be exempt from these federal, state and local taxes. Dividends earned on securities issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

These municipal money market funds may invest a portion of their assets in securities that generate income that is not exempt from federal, state or local income tax. Any capital gains distributed by the funds may be taxable as well.

Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax professional about federal, state and local tax consequences of owning shares of the Company.

                      [This page intentionally left blank]

For More Information:
This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference More information about the BlackRock Funds is available free, upon request, including:

Annual/Semi-Annual Report
These reports contain additional information about each of the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions, economic trends and Fund strategies for the last fiscal year.

Statement of Additional Information (SAI)
A Statement of Additional Information, dated January 28, 1999 has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the BlackRock Funds, may be obtained free of charge, along with the Company's annual and semi-annual reports, by calling
(800) 441-7450. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

Shareholder Account Service Representatives
Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours:
8 a.m. to 6 p.m. (Eastern time)
Monday-Friday. Call: (800) 441-7450

Purchases and Redemptions
Call your registered representative or (800) 441-7450.

World Wide Web
Access general fund information and specific fund performance. Request mutual fund prospectuses and literature.
Forward mutual fund inquiries. Available 24 hours a day, 7 days a week http://www.blackrock.com

Email
Request prospectuses, SAI, Annual or Semi-Annual Reports and literature. Forward mutual fund inquiries. Available
24 hours a day, 7 days a week. Mail to: funds@blackrock.com

Written Correspondence
Post Office Address: BlackRock Funds c/o PFPC, Inc. PO Box 8950, Wilmington, DE 19899-8950
Street Address: BlackRock Funds, c/o PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809

Internal Wholesalers/Broker Dealer Support
Available to support investment professionals 9 a.m. to 6 p.m. (Eastern time), Monday-Friday. Call: (888)
8BLACKROCK

Securities and Exchange Commission (SEC)
You may also view information about the BlackRock Funds, including the SAI, by visiting the SEC Web site (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at 1-800-SEC-0330. Copies of this information can be obtained, for a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

INVESTMENT COMPANY ACT FILE NO. 811-05742

[ARTWORK APPEARS HERE]

[LOGO OF BLACKROCK FUNDS APPEARS HERE]

                              BLACKROCK FUNDS(SM)

                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity, Select Equity, Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond, GNMA and High Yield Bond Portfolios (collectively, the "Portfolios") of BlackRock Funds(SM) (the "Fund"). The Money Market, Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Money Market Portfolios," the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are called "Municipal Money Market Portfolios," the Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Mid-Cap Value Equity, Micro-Cap Equity, International Equity, International Emerging Markets, International Small Cap Equity, Balanced, Small Cap Growth Equity, Mid-Cap Growth Equity and Select Equity Portfolios are called "Equity Portfolios" and the Managed Income, Tax-Free Income, Intermediate Government Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, International Bond, New Jersey Tax-Free Income, Core Bond, GNMA and High Yield Bond Portfolios are called "Bond Portfolios." The Equity Portfolios and the Bond Portfolios are also called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund dated January 28, 1999, each as amended from time to time (the "Prospectuses"). Certain information contained in the Fund's and The U.S. Large Company Series of The DFA Investment Trust Company's annual reports to shareholders is incorporated by reference herein. Prospectuses and current shareholder reports of the Fund may be obtained from the Fund's distributor at no charge by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 28, 1999.

                               TABLE OF CONTENTS

                                                                                             Page
INVESTMENT POLICIES.......................................................................     1
SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS......................................    23
ADDITIONAL INVESTMENT LIMITATIONS.........................................................    44
TRUSTEES AND OFFICERS THE FUND............................................................    48
SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND.............................................    55
INVESTMENT ADVISORY, ADMINISTRATION,DISTRIBUTION AND SERVICING ARRANGEMENTS...............    55
EXPENSES..................................................................................    75
PORTFOLIO TRANSACTIONS....................................................................    75
PURCHASE AND REDEMPTION INFORMATION.......................................................    79
VALUATION OF PORTFOLIO SECURITIES.........................................................    96
PERFORMANCE INFORMATION...................................................................    98
TAXES.....................................................................................   127
ADDITIONAL INFORMATION CONCERNING SHARES..................................................   135
MISCELLANEOUS.............................................................................   136
FINANCIAL STATEMENTS......................................................................   140
APPENDIX A................................................................................   A-1
APPENDIX B................................................................................   B-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

     The following supplements information contained in the Prospectuses concerning the Portfolios' investment policies. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

     The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Index Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios including the Index Equity Portfolio; and (ii) where indicated the investment policies of the Index Master Portfolio.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGY

     EQUITY PORTFOLIOS. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

     The Large Cap Value Equity, Large Cap Growth Equity, Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios will invest primarily in securities of established companies. For this purpose, an established company is one which, together with its predecessors, has at least three years of continuous operating history.



INDEX EQUITY AND INDEX MASTER PORTFOLIOS. During normal market conditions, the Index Master Portfolio (in which all of the assets of the Index Equity Portfolio are invested) invests at least 95% of the value of its total assets in securities included in the Standard & Poor's 5007 Composite Stock Price Index (the "S&P 500 Index")*. The Index Master Portfolio intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. The Index Master Portfolio operates as an index portfolio and, therefore, is not actively managed (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Portfolio. The Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Portfolio's shares. The investment performance of the Index Master Portfolio and the Index Equity Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

     Neither the Index Equity Portfolio nor the Index Master Portfolio are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index Equity Portfolio or the Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Index Equity Portfolio or the Index Master Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Equity Portfolio and the Index Master Portfolio is the licensing of certain trademarks and trade names

____________________

     "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund and The DFA Investment Trust Company.

of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Equity Portfolio or the Index Master Portfolio. S&P has no obligation to take the needs of the Index Equity Portfolio or the Index Master Portfolio or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index Equity Portfolio or the Index Master Portfolio or the timing of the issuance or sale of the Index Equity Portfolio or the Index Master Portfolio or in the determination or calculation of the equation by which the Index Equity Portfolio or the Index Master Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Equity Portfolio or Index Master Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     BALANCED PORTFOLIO. Fixed income securities purchased by the Balanced Portfolio may include domestic and dollar-denominated foreign debt securities, including bonds, debentures, notes, equipment lease and trust certificates, mortgage-related and asset-backed securities, guaranteed investment contracts
(GICs), obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and state and local municipal obligations. These securities will be rated at the time of purchase within the four highest rating groups assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or another nationally recognized statistical rating organization. If unrated, the securities will be determined at the time of purchase to be of comparable quality by the sub-adviser. Securities rated "Baa" by Moody's or "BBB" by S&P, respectively, are generally considered to be investment grade although they have speculative characteristics. If a fixed income security is reduced below Baa by Moody's or BBB by S&P, the Portfolio's sub-adviser will dispose of the security in an orderly fashion as soon as practicable. Investments in securities of foreign issuers, which present additional investment considerations as described below under "Foreign Investments," will be limited to 5% of the Portfolio's total assets.

     The Balanced Portfolio may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments) and state and local government obligations. Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Municipal obligations may be purchased when the Portfolio's sub-adviser believes that their return, on a pre-tax basis, will be comparable to the returns of other permitted investments. Dividends paid by the Portfolio that are derived from interest on municipal obligations will be taxable to shareholders.

     BOND PORTFOLIOS. Each Bond Portfolio will normally invest at least 80% of the value of its total assets in debt securities. The Pennsylvania Tax-Free Income Portfolio, New Jersey Tax-Free Income Portfolio and Ohio Tax-Free Income Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio (the "State-Specific Tax-Free Portfolios") and the Tax-Free Income Portfolio (together with the State-Specific Tax-Free Portfolios, the "Tax-Free Portfolios") will invest, during normal market conditions, at least 80% of their net assets in obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which the portfolio manager believes is exempt from regular Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Municipal Obligations"). Each State-Specific Tax-Free Portfolio also intends to invest at least 65% of its net assets (65% of its total assets with respect to the Delaware and Kentucky Tax-Free Income Portfolios) in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). In addition, the New Jersey Tax-Free Income Portfolio intends to invest at least 80% of its total assets in New Jersey state-specific obligations and in securities issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Obligations").

     The Low Duration Bond Portfolio will seek to maintain a duration for its portfolio in a range of +/-20% of the current duration of the Merrill Lynch 1-3 Year Treasury Index. The Government Income Portfolio will seek to maintain an interest rate sensitivity within a range comparable to that of 7 to 10 year U.S. Treasury bonds.

     MONEY MARKET PORTFOLIOS.

     The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

     (a) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

     (b) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody's, Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or AA or higher by Moody's;

     (c) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

     (d) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

     (e) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

     (f) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

     (g) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

     (h) securities issued or guaranteed by state or local governmental bodies; and

     (i)  repurchase agreements relating to the above instruments.

     The investment objective of the U.S. Treasury Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations.

     The investment objective of the Municipal Money Market Portfolio is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. It pursues this objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

     The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "State-Specific Municipal Portfolios") is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal.

     The Municipal Money Market Portfolio and the State-Specific Municipal Portfolios (together, the "Municipal Portfolios") seek to achieve their investment objectives by primarily investing in:

     (a) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by D&P or F-2 or higher by Fitch;

     (b) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

     (c) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

     (d) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

     (e) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

     All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

     Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

     Reverse REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Equity and Bond Portfolio (including the Index Master Portfolio) is authorized to borrow money. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio's securities. Borrowings may be made by each Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). A Portfolio may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Index Master Portfolio does not intend to invest in reverse repurchase agreements. The Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, a Portfolio will maintain a segregated account with the Fund's custodian containing cash, U.S. Government or other appropriate liquid securities having a value at least equal to the repurchase price. A Portfolio's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets (33% in the case of the Index Master Portfolio). In addition, the Bond Portfolios (except the Tax-Free Portfolios) and the Balanced Portfolio may borrow up to an additional 5% of its total assets for temporary purposes. Whenever borrowings exceed 5% of a Portfolio's total assets, the Equity Portfolios (other than the Index Master Portfolio and the Balanced Portfolio) will not make any investments.

     Each Money Market Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient).

     VARIABLE AND FLOATING RATE INSTRUMENTS. The Balanced and Bond Portfolios may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for a Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

     Each Money Market Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

     With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in variable and floating rate instruments.

     BANK LOANS. The High Yield Bond Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The High Yield Bond Portfolio may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The High Yield Bond Portfolio considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the High Yield Bond Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio's sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     The High Yield Bond Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market will have an adverse impact on the value of such instruments and on the Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Fund's Board of Trustees has adopted procedures for the Portfolio to determine whether Assignments and Participations purchased by the Portfolio are liquid or illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Pursuant to those procedures, these securities will not be considered illiquid so long as it is determined by the Portfolio's sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that the Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio's assets invested in illiquid assets would increase.

     PREFERRED STOCK. The High Yield Bond Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. The High Yield Bond Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

     PAY-IN-KIND BONDS. The High Yield Bond Portfolio may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the High Yield Bond Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the High Yield Bond Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in bank obligations.

     The Index Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Index Master Portfolio if the bank has assets in excess of $1 billion.

     To the extent consistent with their investment objectives, the Money Market and Bond Portfolios (except the Tax-Free Portfolios) may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Bond Portfolios and the Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

     MORTGAGE RELATED AND ASSET-BACKED SECURITIES. The Balanced and Bond Portfolios (except the Tax-Free Portfolios) may make significant investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of a Portfolio, the maturity of mortgage-related and other asset-backed securities held by the Portfolio will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a

Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Portfolio's principal investment to the extent of premium paid.

     The Portfolios may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

     The GNMA Portfolio will invest primarily in GNMAs, and may make significant investments in other residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

     The GNMA Portfolio may acquire several types of mortgage-related securities. GNMAs are typically mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages.

     To maintain greater flexibility, the GNMA Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

     Although under normal market conditions they do not expect to do so, each Money Market Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The Bond Portfolios and the Balanced Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Portfolios do not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

  Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

  U.S. GOVERNMENT OBLIGATIONS. The Balanced and Bond Portfolios (and, to the extent consistent with their investment objectives, the Money Market Portfolios) may purchase obligations issued or guaranteed by the U.S. Government and U.S.

Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts ("TIGRs") and certificates of accrual on Treasury certificates ("CATs")). The Balanced Portfolio may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

  Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in U.S. Government obligations.

  The Index Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

  SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Portfolios may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in supranational organization obligations.

  LEASE OBLIGATIONS. The Portfolios (other than the Index Master Portfolio) may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

  The Sub-Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Sub-Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate;
(vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

  The Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the sub-adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

  Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer's obligations on such securities, which may increase a Portfolio's operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio's ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

  COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the High Yield Bond Portfolio and the Index Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The High Yield Bond Portfolio may purchase commercial paper of any rating. The Index Master Portfolio may purchase commercial paper rated (at the time of purchase) "A-1" or better by S&P or "Prime-1" by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated "Aaa" by Moody's or "AAA" by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

  Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933. Each of the Equity Portfolios of the Fund does not intend to invest more than 5% of its net assets in commercial paper.

  REPURCHASE AGREEMENTS. Each Equity and Bond Portfolio may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

  Each Money Market Portfolio may enter into repurchase agreements. The securities held subject to a repurchase agreement by a Money Market Portfolio may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months.

  The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement. The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the

Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The Index Master Portfolio may enter into repurchase agreements, but will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Index Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and is approved by the Investment Committee of Dimensional Fund Advisors Inc, ("DFA"). DFA will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The securities underlying the repurchase agreements will be limited to U.S. Government and agency obligations described under "U.S. Government Obligations" above.

  INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Index Master Portfolio and the Intermediate Government Bond, Government Income and GNMA Portfolios, may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Intermediate Government Bond, Government Income and GNMA Portfolios may invest in debt securities rated Aaa by Moody's or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

  The Index Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated "Prime-1" by Moody's or "A-1" by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least "AA" by S&P or "Aa2" by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Index Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least "AA" or "Aa2."

  See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

  NON-INVESTMENT GRADE SECURITIES. Each of the High Yield Bond and Low Duration Bond Portfolios may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds."

  High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

  While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

  During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

  The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

  When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

  The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio's performance may depend more on the sub-adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

  In selecting non-investment grade securities, the sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's sub-adviser will consider whether the Portfolio should continue to hold the security.

  In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.

  The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

  The High Yield Bond Portfolio may invest in securities rated in the category "C" and above or determined by the sub-adviser to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

  MEZZANINE INVESTMENTS. The High Yield Bond Portfolio may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

  COLLATERALIZED BOND OBLIGATIONS. The High Yield Bond Portfolio may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

  WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio (other than the Index Master Portfolio) may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment," including "TBA" (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

  When a Portfolio agrees to purchase securities on this basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitments. It may be expected that the market value of a Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its forward commitments and commitments to purchase when-issued or TBA securities will not exceed 25% of the value of its total assets absent unusual market conditions.

  If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

  When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

  The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

  RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. Each Equity Portfolio (except the Index Master Portfolio, which may only acquire warrants as a result of corporate actions involving its holdings of other equity securities) and the High Yield Bond Portfolio (in connection with its purchase of mezzanine investments) may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

  FOREIGN INVESTMENTS. Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Portfolio that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

  A Portfolio's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio's operations.

  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  The International Bond Portfolio will invest primarily, and the High Yield Bond Portfolio may invest, in debt securities of foreign issuers and foreign currencies. Each of the Managed Income and Core Bond Portfolios may invest up to 10% of its total assets and the Low Duration Bond Portfolio may invest up to 20% of its total assets in debt securities of foreign issuers. These investments may be on either a currency hedged or unhedged basis, and may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, each Bond Portfolio may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio's performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under "Interest Rate and Currency Transactions" and "Options and Futures Contracts."

  To maintain greater flexibility, a Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures, currencies and securities, including volatility and illiquidity.

  Foreign investments of the Bond Portfolios may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank, and European Economic Community; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the European Currency Unit (ECU); and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

  The International Emerging Markets Portfolio will invest its assets in countries with emerging economies or securities markets. The High Yield Bond Portfolio may invest up to 10% of its total assets in securities of emerging markets issuers, although typically it will not hold any of these investments. The International Bond Portfolio may also invest in emerging markets issuers. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

  The expense ratios of the Portfolios investing significantly in foreign securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

  BRADY BONDS. The High Yield Bond Portfolio's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the High Yield Bond Portfolio may purchase have no or limited collateralization, and the High Yield Bond Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Portfolio may invest are likely to be acquired at a discount.

  ADRS, EDRS AND GDRS. Each Equity Portfolio (other than the Index Master Portfolio) may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under "Foreign Investments."

  THE EURO. On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

  Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro may change the economic environments and behavior of investors, particularly in European markets. For example, investors may begin to view those countries using the Euro as a single entity, and the Portfolios' sub-advisers may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

  OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Equity and Bond Portfolio (other than the Index Master Portfolio) may write (i.e. sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Bond, International Equity, International Emerging Markets and International Small Cap Equity Portfolios, cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities, or, in the case of the International Bond, International Equity, International Emerging Markets and International Small Cap Equity Portfolios, foreign currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

  To the extent consistent with its investment objective, each Equity and Bond Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment or maintain cash liquidity or, except with respect to the Index Master Portfolio, for other hedging purposes. These instruments are described in Appendix B to this Statement of Additional Information. The value of a Portfolio's contracts may equal or exceed 100% of its total assets, although a Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

  To maintain greater flexibility, the High Yield Bond Portfolio may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

  Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

  A Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

  The primary risks associated with the use of futures contracts and options are
(a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-adviser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

  The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Portfolios from registration as a "commodity pool operator."

  Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

  When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

  There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the

Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  INTEREST RATE TRANSACTIONS AND CURRENCY SWAPS. The Balanced and Bond Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment.

  In addition, the International Bond Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts (futures contracts). The Portfolio may also purchase exchange-listed and over-the-counter call and put options on futures contracts and on foreign currencies, and may write covered call options on up to 100% of the currencies in its portfolio. In order to protect against currency fluctuations, the International Bond Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

  The Bond and Balanced Portfolios may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The International Bond Portfolio may also enter into currency swaps, which involve the exchange of the rights of a Portfolio and another party to make or receive payments in specified currencies.

  A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

  A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap on a daily basis and will deliver an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess to a custodian that satisfies the requirements of the 1940 Act. If the other party to an interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P, Duff & Phelps or Fitch, or "A" or "P-1" or better by Moody's.

  A Portfolio will enter into currency or interest rate swap, cap and floor transactions only with institutions deemed the creditworthy by the Portfolio's adviser or sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they are less liquid than swaps.

  FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

  Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

  A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both French government bonds and German government bonds, and the Adviser or Sub-Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

  In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes.

  A separate account of a Portfolio consisting of liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

  STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

  Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in a sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

  MUNICIPAL INVESTMENTS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

  Each Tax-Free and Municipal Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which the commitment relates. The Tax-Free and Municipal Portfolios may also invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

  The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Tax-Free Portfolio and affect its share price.

  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal and state income tax are rendered by counsel to the respective issuers and sponsors of the obligations at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

  TAX-EXEMPT DERIVATIVES. The Municipal Money Market Portfolios and the Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income

Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities' fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

  SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or (except for the Index Master Portfolio) irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

  A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) "first tier" quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO's, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks) (i.e. CD's, BA's and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated money market funds. Any such investments must be rated "first tier" and must have a maturity of 397 days or less from the date of purchase.

  While the Index Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Index Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Index Master Portfolio's total assets. In connection with such loans, the Index Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Index Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

  YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's, Duff & Phelps Credit Co. ("Duff & Phelps"), Fitch Investor Services, Inc. ("Fitch") and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio's adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

  INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Equity Portfolios (other than the Index Master Portfolio) may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. Such Portfolios may also invest in securities issued by other investment companies with similar investment objectives. The Bond Portfolios may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The International Equity, International Emerging Markets and International Small Cap Equity Portfolios may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Index Equity Portfolio may also invest in Standard & Poor's Depository Receipts (SPARS) and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

  The Money Market Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act.
As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

  Each Portfolio, other than the Index Equity Portfolio, currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio or by the Fund as a whole.

  STRIPPED AND ZERO COUPON OBLIGATIONS. To the extent consistent with their investment objectives, the Bond Portfolios may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The International Bond Portfolio also may purchase "stripped" securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

  SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

  Each Bond Portfolio and the Balanced Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Taxes."

  GUARANTEED INVESTMENT CONTRACTS. The Bond Portfolios and the Money Market Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. Each Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

  DOLLAR ROLL TRANSACTIONS. To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Balanced Portfolio and each Bond Portfolio (except the Tax-Free Portfolios) may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. A Portfolio's dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

  Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

  SHORT SALES. The Balanced and Bond Portfolios may only make short sales of securities "against-the-box." A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolios may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale "against-the-box," at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When selling short "against-the-box," a Portfolio forgoes an opportunity for capital appreciation in the security.

  INTEREST RATE AND EXTENSION RISK. The value of fixed income securities in the Balanced and Bond Portfolios can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolios are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio's assets will vary. Although the Bond Portfolios' sub-adviser will normally attempt to structure each Portfolio to have a comparable duration to its benchmark as stated for that section, there can be no assurance that it will be able to do so at all times.

  LIQUIDITY MANAGEMENT. Each Money Market Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

  As a temporary defensive measure if its sub-adviser determines that market conditions warrant, each Equity Portfolio (other than the Index Master Portfolio) may invest without limitation in high quality money market instruments. The Equity Portfolios may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. The Balanced Portfolio may also invest in these securities in furtherance of its investment objective. The Index Master Portfolio may invest a portion of its assets, normally not more than 5% of its net assets, in certain short-term fixed income obligations in order to maintain liquidity or to invest temporarily uncommitted cash balances. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations.
Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

  ILLIQUID SECURITIES. No Equity or Bond Portfolio will invest more than 15% (10% with respect to the Index Master Portfolio) and no Money Market Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. Each Equity, Bond and Money Market Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

  PORTFOLIO TURNOVER RATES. A Portfolio's annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover rates (i.e., 100% or more) will generally result in higher transaction costs to a Portfolio and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income.

  SPECIAL CONSIDERATION REGARDING THE OHIO TAX-FREE INCOME PORTFOLIO. The Ohio Tax-Free Income Portfolio will not trade its securities for the purpose of seeking profits. For purposes of this policy, the Portfolio may vary its portfolio securities if (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the adviser's or sub-adviser's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the adviser and sub-adviser, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Ohio Municipal Obligations, or a change or anticipated change in interest rates;
(iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the Portfolio's repurchase of the same or comparable securities at a later date; or (iv) the adviser or sub-adviser engages in temporary defensive strategies.

             SPECIAL CONSIDERATIONS FOR STATE-SPECIFIC PORTFOLIOS

  The following information regarding the State-Specific Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO STATE-SPECIFIC OBLIGATIONS. The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Portfolios are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. The following information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

  Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

  There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

  Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

  The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

  The 1992-93 biennium presented significant challenges to State finances successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

  Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

  A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

  None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

  The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF.
The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF, and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

  From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, and the $263 million balance to a State income tax reduction fund.

  The GRF appropriations act for the current 1998-99 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

  The BSF had a December 2, 1998 balance of over $906 million.

  The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

  By 14 constitutional amendments approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At December 2, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year (over $1 billion outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($85.1 million outstanding, with no more than $50 million to be issued in any one year).

  The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

  The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.2 billion of which were outstanding or awaiting delivery at December 2, 1998.

  The State estimates that aggregate FY 1998 rental payments under various capital lease and lease purchase agreements were approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of December 2, 1998) to be approximately $27.3 million (of which $23.6 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

  A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing.
The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

  A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)



  State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

  Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of December 2, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. The parties await eventual trial court decision on the adequacy of steps taken to date by the State to enhance school funding consistent with the Supreme Court decision. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), and $23.4 million for 10 districts in FY 1998.

  Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated (two cities are in preliminary "fiscal watch" status). As of December 2, 1998, a 1996 school district "fiscal emergency" provision was applied to six districts, and 10 were on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA STATE-SPECIFIC OBLIGATIONS. The concentration of investments in Pennsylvania State-Specific Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

     Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following six years. As of June 30, 1997, the General Fund had a surplus of $1,365 million. A relatively high proportion of persons 65 and older in the Commonwealth, court ordered increases in healthcare reimbursement rates and higher correctional program costs place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth's debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

     Pennsylvania has historically been dependent on heavy industry, although declines over the past thirty years in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     The population of Pennsylvania experienced a slight increase in the period 1988 through 1997, and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 79% of the 1990 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 44% of the Commonwealth's total population.

     The Commonwealth utilizes the fund method of accounting and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

     The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses in subsequent years; and as of June 30, 1997, the General Fund had a surplus of $1,365 million. The deficit in the Commonwealth's unreserved/undesignated funds also had been eliminated.

     Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that Appeals, the
                                   ----- ----
district court granted class certification to the ACLU. The parties are negotiating a settlement; (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case. The State court dismissed the petitioner's claim, and held that the Commonwealth's system of school funding is Constitutional. Petitioners have appealed; (d) both the Commonwealth and the City of Philadelphia are involved in cases currently before the Pennsylvania Supreme Court that may result in their being required to fund remedies for the unintentional racial segregation in the Philadelphia public schools; and (e) the School District of Philadelphia and others have brought suit in Federal court to declare the Commonwealth's system of funding public schools to be racially discriminatory and therefore illegal.

     The City of Philadelphia (the "City") experienced severe financial difficulties during the early 1990's which impaired its access to public credit markets. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. Legislation was enacted in 1991 to create an Intergovernmental Cooperation Authority (the "Authority") to provide deficit reduction financing and fiscal oversight for Philadelphia. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperation agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City. Philadelphia currently is operating under a five year plan approved by the Authority on June 8, 1998. The unaudited balance of the City's General Fund as of June 30, 1998 was approximately $169.8 million.

     The Authority's power to issue further bonds to finance capital projects or deficit expired on December 31, 1994, and its power to issue debt to finance a cash flow deficit expired December 31, 1996. Its ability to refund outstanding bonds is unrestricted. The Authority had $1,055 million in special revenue bonds outstanding as of June 30, 1998.

     Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth "Aa3," Standard & Poor's has rated such bonds "AA" and Fitch has rated such bonds "AA." There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA STATE-SPECIFIC OBLIGATIONS. The concentration of investments in North Carolina State-Specific Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.

     The State of North Carolina has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax and tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, are being phased out. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

     Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

     Fiscal year 1998 ended with a positive General Fund balance of approximately $784.2 million. Along with additional reserves, $145 million was reserved in the Repairs and Renovations Reserve Account (bringing the total reserve to $174.2 million after prior withdrawals). An additional $47.4 million was placed in the Clean Water Management Trust Fund. The General Assembly reserved $55 million to fund public school employee performance bonuses, longevity payments, school bus purchases and school technology purchases. $21.6 million was transferred to the Savings Rescue Account to meet the statutory cap at $522.5 million. After additional reserves, the unreserved General Fund balance at the end of fiscal year 1998 was approximately $515.2 million.

     The foregoing results are presented on a budgetary basis. Accounting principles used to develop data on a budgetary basis differ significantly from those principles used to present financial statements in accordance with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1997 and 1998 was approximately $1,704 million and $1,665 million, respectively.

     On October 28, 1998, the North Carolina General Assembly adopted the biennium budget for 1998 to 2000. The $12.6 billion budget for fiscal year 1999 included over $100 million in new spending for the state's universities and community colleges, over $90 million in new spending for health and human services, including $42.5 million for expansion of North Carolina's Smart Start program for preschool children, and almost $30 million in new spending on law enforcement. The legislature also approved teacher pay raises averaging 6.5 percent.

     The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost $185.5 million 1999-2000) and the inheritance tax (estimated cost $52.5 million 1999-2000).

     The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

     During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1997, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. According to the Commission, for the past several years, North Carolina's unemployment rate has consistently been below the national average. The Commission estimated North Carolina's seasonally adjusted unemployment rate in October 1998 to be 3.3% of the labor force, as compared with an unemployment rate of 4.2% nationwide.

     The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

     1. Swanson v. State of North Carolina C State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled
             -----------------
that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision,
                                                               -----
North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following Davis, federal retirees filed a class action suit in federal
               -----
court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (Swanson). A companion suit was
                                                -------
filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied
                                        -----
prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, which petition was denied. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

     2. Patton v. State of North Carolina and Bailey v. State of North Carolina C State Tax Refunds - Federal and State Retirees.

     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits (Patton). Theis case grew out of a claim by federal pensioners in the original
 ------
federal court case in Swanson. In the new lawsuit, the plaintiffs allege that
                      -------
when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal retirees
             -----
on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years.

     State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

     On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General has appealed this order, which appeal is pending in the North Carolina Supreme Court.

     In June 1998, the plaintiff classes in the Bailey and Patton cases reached a tentative settlement with the State of North Carolina. Under the terms of the settlement, the General Assembly will appropriate $400,000,000 in the 1998-1999 fiscal year, and $399,000,000 by July 15, 1999 in the 1999-2000 fiscal year, to a settlement fund. Amounts in the fund will be paid to the state, local and federal retirees in the cases. The terms of the settlement provide that such payments will completely extinguish all of the state's liability to the retirees arising from the taxation of state, local and federal retirement income and benefits from 1989 through 1997.

     The tentative court settlement was made subject to the appropriation of funds by the General Assembly, and to court approval following notice to the class members. The $400,000,000 appropriation was made by action of the General Assembly in September, 1998, and on October 7, 1998, the court entered an order approving the settlement. In order to achieve final consummation of the settlement, the General Assembly must appropriate the $399,000,000 amount for the 1 999-2000 fiscal year at its 1999 session, which begins in January, 1999.

     In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In 1997 and 1998, North Carolina issued a total of $900 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $1.6 billion of these authorized bonds is anticipated to occur over the next one to four years.

     On November 3, 1998, North Carolina voters approved the issuance of $800,000,000 in clean water bonds and $200,000,000 natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the state's municipalities, and fund programs to reduce pollution in the state's waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the state's rural regions.

     Currently, Moody's, S&P and Fitch rate North Carolina general obligation bonds "Aaa," "AAA," and "AAA," respectively. See Appendix A.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA STATE-SPECIFIC OBLIGATIONS. The Virginia State-Specific Money Market Portfolio will invest primarily in Virginia State-Specific Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

     The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, manufacturing and state and local government. Because of Northern Virginia, with its proximity to Washington, D.C. and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any state other than Alaska and Hawaii.

     According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

     Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     General Fund revenues are principally comprised of direct taxes. In recent fiscal years, most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies.

     In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia.
The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program, The Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

     The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

     Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised Virginia that any such deficiencies exist.

     Local government in Virginia is comprised of 95 counties, 40 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

     In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the Federal government. At that time, Virginia exempted state and local retirement benefits but not Federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by Federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

     In a Special Session, the Virginia General Assembly on July 9, 1994, passed emergency legislation to provide payments in five annual installments to Federal retirees in a settlement of the retirees' claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of June 30, 1997, the estimated total cost to Virginia for the settlement was approximately $316.2 million.

     On September 15, 1995, the Supreme Court of Virginia rendered its decision in Harper, reversing the judgment of the trial court, entering final judgment in favor of the taxpayers, and directing that the amounts unlawfully collected be refunded with statutory interest. Virginia issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on Federal government pensions for taxable years 1985, 1986, 1987 and 1988 to Federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

     The total cost of refunding all Virginia income taxes paid on Federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $329 million ($250.2 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid as of June 30, 1998, leaving $66 million payable in respect of the settlement. During the 1998 Session of the Virginia General Assembly, legislation was approved providing for early payment on the remaining balance on September 20, 1998 (subject to appropriation), provided that undesignated and unreserved general fund balances were met on August 15, 1998. Since such balances were not met, a special installment payment of the remaining balance (approximately $34.88 million) was made on September 30, 1998, with a payment of the final balance ($31.1 million) occurring no later than March 31, 1999.

     Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

     SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY STATE-SPECIFIC OBLIGATIONS. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     State Finance/Economic Information.
     ----------------------------------

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     Business investment expenditures and consumer spending have increased substantially in New Jersey. Capital and consumer spending may continue to rise due to the sustained character of economic growth and the interest-sensitive homebuilding industry may continue to provide stimulus in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for continued optimism in New Jersey include increasing employment levels and a higher-than-national level of per capita personal income. Also, several expansions of existing hotel-casinos and plans for several new casinos in Atlantic City will mean additional job creation.

     While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.








     New Jersey's Budget and Appropriation System. New Jersey operates on a
     --------------------------------------------
fiscal year ending on June 30. The General fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriation Acts enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1995 was $569.2 million, for fiscal year 1996 was $442.0 million and for fiscal year 1997 was 280.5 million. For fiscal year 1998, the balance in the undesignated General Fund is estimated to be $143.9 million, subject to change upon completion of the year-end audit. The estimated balance for fiscal year 1999 is $198.9 million, based on the amounts contained in the fiscal year 1999 Appropriations Act. The fund balances are available for appropriation in succeeding fiscal years.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may by statutory authority prevent any expenditure under any appropriation. No supplemental appropriation may be enacted after adoption of an appropriation act except where there are sufficient revenues on hand or anticipated to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised plenary powers leading to, among other actions, a hiring freeze for all New Jersey departments and discontinuation of programs for which appropriations were budgeted but not yet spent.

     General Obligation Bonds.  New Jersey finances capital projects primarily
     ------------------------
through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully.

     The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1998 was $3.5729 billion. The appropriation for the debt service obligation on outstanding indebtedness is $501.1 million for fiscal year 1998.

     In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 1999 the amount appropriated to this purpose is $615.6 million.

     Tax and Revenue Anticipation Notes.  In fiscal year 1992 New Jersey
     ----------------------------------
initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and are legally available for such payment.











     "Moral Obligation" Financing.  The authorizing legislation for certain New
      ----------------------------
Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligations" bonds which may be issued by eligible New Jersey entities. As of June 30, 1998, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $658,084,400 and maximum annual debt service subject to "moral obligation" is $81,577,873.





  New Jersey Housing and Mortgage Finance Agency.  Neither the New Jersey
  ----------------------------------------------
Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

  South Jersey Port Corporation.  New Jersey has previously provided the South
  -----------------------------
Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1990 through 1998, New Jersey has made appropriations totalling $47,785,848.25 which covered deficiencies in revenues of the Corporation, for debt service and property tax payments.

  Higher Education Assistance Authority.  The Higher Education Assistance
  -------------------------------------
Authority ("HEAA") has not had a revenue deficiency which required New Jersey to appropriate funds to meet its "moral obligation". It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

  Obligations Guaranteed by New Jersey.  The New Jersey Sports and Exposition
  ------------------------------------
Authority ("NJSEA") has issued New Jersey guaranteed bonds of which $111,910,000 are outstanding as of June 30, 1998. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

  Obligations Supported by New Jersey Revenue Subject to Annual Appropriation.
  ---------------------------------------------------------------------------
New Jersey has entered into a number of leases and contracts described below (collectively, the "Agreements") with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

  New Jersey Economic Development Authority.  Pursuant to legislation, the New
  -----------------------------------------
Jersey Economic Development Authority ("EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted during 1992 to finance various economic development purposes. Pursuant to that legislation, the EDA and the New Jersey Treasurer entered into an agreement through which the EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey subject to appropriation by the New Jersey Legislature.

  The State Pension Funding Bonds have been issued pursuant to legislation enacted in June 1997 to pay a portion of New Jersey's unfunded accrued pension liability for its retirement system, which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the unfunded accrued pension liability.

  The Market Transition Facility Bonds have been issued pursuant to legislation enacted in June 1994 to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis.

  In addition, New Jersey has entered into a number of leases with the EDA relating to the financing of certain real property, office buildings and equipment for (i) the New Jersey Performing Arts Center; (ii) Liberty State Park in the City of Jersey City; (iii) various office buildings located in Trenton known as the Trenton Office Complex; (iv) a facility located in Trenton; and (v) certain energy saving equipment installed in various New Jersey office buildings. The rental payments required to be made by New Jersey under these lease agreements are sufficient to pay debt service on the bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA.

  New Jersey Building Authority. Legislation enacted in 1981 established the New
  -----------------------------
Jersey Building Authority ("NJBA") to undertake the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. The NJBA finances the cost of such projects through the issuance of bonds, the payment of debt service on which is made pursuant to a lease between the NJBA and New Jersey.

  New Jersey Educational Facilities Authority. The New Jersey Educational
  -------------------------------------------
Facilities Authority issues bonds pursuant to three separate legislative programs, enacted in 1993 and 1997, to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey's public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; and (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among the State's institutions of higher education.

  New Jersey Sports and Exposition Authority. Legislation enacted in 1992
  ------------------------------------------
authorizes the New Jersey Sports and Exposition Authority (the "NJSEA") to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer (the "NJSEA State Contract"). Pursuant to the NJSEA State Contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds.




  State Transportation System Bonds. In July 1994, New Jersey created the New
  ---------------------------------
Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey pursuant to the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to its transportation system. Pursuant to the TTFA Act, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. The debt issued by the TTFA are special obligations of the TTFA payable from a contract among the TTFA, the New Jersey Treasurer and the Commissioner of Transportation.

  New Jersey Transit Corporation Hudson-Bergen Light Rail Transit System. The
  ----------------------------------------------------------------------
TTFA has entered into a Standby Deficiency Agreement (the "Standby Deficiency Agreement") with the trustee for grant anticipation notes (see "GANS") issued by New Jersey Transit Corporation ("NJT") for the financing of the construction of the Hudson-Bergen Light Rail Transit System. The GANS are primarily payable from federal grant monies. To the extent that the GANS are not paid by NJT from federal grant monies, the GANS are payable by the TTFA pursuant to the Standby Deficiency Agreement. To date, federal grant payments have been sufficient such that the TTFA has not been required to make payments pursuant to the Standby Deficiency Agreement.

  State of New Jersey Certificates of Participation. Beginning in April 1984,
  -------------------------------------------------
New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

  New Jersey Supported School and County College Bonds. Legislation provides for
  ----------------------------------------------------
future appropriations for New Jersey Aid to local school districts equal to debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey Aid to counties equal to debt service on bonds issued by counties for construction of county college facilities (P.L. 1971, c 12, as amended). The New Jersey Legislature has no legal obligations to make such appropriations, but has done so to date for all obligations issued under these laws.

  Community Mental Health Loan Program. The EDA issues revenue bonds from time
  ------------------------------------
to time on behalf of non-profit community mental health service providers. The payment of debt service on these revenue bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between the State Department of Human Services and these providers. The contracts have one year terms, subject to annual renewal.



  State Pension Funding Bonds.  Legislation enacted in June 1997 authorizes the
  ---------------------------
EDA to issue bonds to pay a portion of New Jersey's unfunded accrued pension liability for New Jersey's retirement system (the "Unfunded Accrued Pension Liability"), which together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. On June 30, 1997, the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

  Municipal Finance.  New Jersey's local finance system is regulated by various
  -----------------
statutes designated to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

  Counties and Municipalities.  The Local Budget Law (N.J.S.A. 40A:4-1 et seq.)
  ---------------------------
imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services in the Department of Community Affairs (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

  The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

  New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued.
The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deduction") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.





  Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, of New Jersey required certain municipalities and permits all other municipalities to adopt the New Jersey fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality may then issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

  School Districts.  New Jersey's school districts operate under the same
  ----------------
comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

  All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

  The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Intervention Act"). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a State-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a State-operated school district in the City of Paterson, and on July 5, 1995 the creation of a State-operated school district in the City of Newark.

  School Budgets.  In every school district having a board of school estimate,
  --------------
the board of school estimate examines the budget request and fixes the appropriate amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the New Jersey Commissioner of Education (the "Commissioner") to request changes.

  In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify any amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

  The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commissioner only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

  In State-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the commissioner and the Director of the Division of Local Government Services in the New Jersey Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State-operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the commissioner is to be paid by New Jersey in the fiscal year in which the expenditure are made subject to the availability of appropriations.

  School District Bonds.  School district bonds and temporary notes are issued
  ---------------------
in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "Municipal Finance-Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis on the constituent municipality. In certain cases involving school districts in cities with populations exceeding 150,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

  School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

  In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

  All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

  School District Lease Purchase Financings.  In 1982, school districts were
  -----------------------------------------
given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

  Qualified Bonds.  In 1976, legislation was enacted (P.L. 1976, c. 38 and c.
  ---------------
39) which provides for the issuance by municipalities and school districts of "qualified bonds". Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, New Jersey urban aid, New Jersey revenue sharing, and any other funds appropriated as New Jersey aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey. Total outstanding indebtedness for "qualified bonds" consisted of $327,981,850 by various school districts as of June 30, 1998 and $932,410,709 by various municipalities as of June 30, 1998.

  New Jersey School Bond Reserve Act.  The New Jersey School Bond Reserve Act
  ----------------------------------
(N.J.S.A. 18A:56-17 et seq) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

  Local Financing Authorities.  The Local Authorities Fiscal Control Law
  ---------------------------
(N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

  Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division of Local Government Services reviews and approves annual budgets of authorities and special districts.

  LITIGATION. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

  New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $85,300,000 for tort and medical malpractice claims pending as of December 31, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

  Other lawsuits presently pending or threatened in New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditures include the following:

  Interfaith Community Organization v. Shinn, a suit filed by a coalition of churches and church leaders in Hudson County against the Governor, the Commissioners of the Department of Environmental Protection and the Department of Health, concerning chromium contamination in Liberty State Park in Jersey City.

  American Trucking Associations, Inc. and Tri-State Motor Transit Co. v. State of New Jersey, challenging the constitutionality of annual hazardous and solid waste licensure fees collected by the Department of Environmental Protection, seeking permanent injunction enjoining future collection of fees and refund of all renewal fees, fines and penalties collected.

  Buena Regional Commercial Township et al. v. New jersey Department of Education et al. This lawsuit was filed on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbot v. Burke, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs and to upgrade school facilities. The Buena school districts are seeking to be treated as special needs districts and to receive parity funding the with Abbot school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an educational equivalent to that being provided in the Abbot districts.

  Berner Stabaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that New Jersey's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education.

  Affiliated FM Insurance Company v. State of New Jersey, an action by certain members of the New Jersey Property-Liability Insurance Guaranty Association challenging the constitutionality of assessments used for the Market Transition Fund and seeking repayment of assessments paid since 1990.

On July 28, 1997, the court denied plaintiff's application for emergent relief, denied New Jersey's motion for summary disposition and granted plaintiff's motion to accelerate. The Appellate Division has affirmed the assessment. Appellant's petition for certification to the New Jersey Supreme Court has been denied.

  C.F. v. Terhune (formerly Fauver) a class action in federal district court by prisoners with serious mental disorders who are confined within the facilities of the New Jersey Department of Corrections seeking injunctive relief in the form of changes to the manner in which the mental health services are provided to inmates.

  Cleary v. Waldman, the plaintiffs claim that the Medicare Catastrophic Coverage Act, providing funds to spouses of institutionalized individuals sufficient funds to live in the community, requires that a certain system be used to provide the funds and another system is being used instead. Estimate of exposure if the Court were to find for the plaintiffs are in the area of $50 million per year from both New Jersey and Federal sources combined. Plaintiffs motion for a preliminary injunction was denied and is being appealed. Subsequently, plaintiffs filed for class certification which was granted.

  United Hospitals v. State of New Jersey 18 New Jersey hospitals are challenging the Medicaid reimbursements made since February 1995 claiming that New Jersey failed to comply with certain federal requirements, the reimbursements regulations are arbitrary, capricious and unreasonable, rates were incorrectly calculated, the hospitals were denied due process, the Medicaid reimbursement provisions violate the New Jersey Constitution, and Medicaid State Plan was violated by the New Jersey Department of Human Services implementation of hospital rates in 1995 and 1996.

  Trump Hotels & Casino Resorts, Inc. v. Mirage Resorts Incorporated, the plaintiff is suing Mirage Resorts and New Jersey in an attempt to enjoin their efforts to build a highway and tunnel funded by Mirage Resorts and $55 million in bonds collateralized by future casino obligations, claiming that the project violates the New Jersey Constitution provision that requires all revenues the state receives from gaming operations to benefit the elderly and disabled. The plaintiff also claims (i) the failure to disclose this constitutional infirmity is a material omission within the meaning of Rule 10B-5 of the Securities and Exchange Act of 1934, (ii) the defendants have sought to avoid the requirements of the Clean Water Act, Clean Air Act, Federal Highway Act and the New Jersey Coastal Area Facility Review Act. On May 1, 1997, the federal district court granted the defendants' motion to dismiss and the Third Circuit has affirmed the District Court's determinations. In a related action, State of New Jersey v. Trump Hotels & Casino Resorts, Inc., New Jersey filed a declaratory judgment action seeking a declaration that the use of certain funds New Jersey statutory provisions existed that permitted use of certain funds to be used for other purposes than the elderly or disabled. Declaratory judgment was entered in favor of New Jersey on May 14, 1997 and the Appellate Division has affirmed the decision on April 8, 1998.

  United Alliance v. State of New Jersey, plaintiffs allege that the Casino Reinvestment Development Authority funding mechanisms are illegal including the gross receipts tax, the parking tax, and the Atlantic City fund. This matter has been placed on the inactive list. Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges. Merolla and Brandy v. Casino Reinvestment Development Authority, Middlesex County v. Casino Reinvestment Development Authority, Gallagher v. Casino Reinvestment Development Authority and George Harms v. State of New Jersey. Summary judgment has been granted in favor of the New Jersey or its agencies in Merolla, Middlesex and Gallagher but the plaintiffs have filed an appeal.

  Blecker v. State of New Jersey, a class action filed on behalf of providers of medicare Part B services to Qualified Medicare Beneficiaries seeking reimbursement for Medicare co-insurance and deductibles not paid by the New Jersey Medicaid program from 1988 to February 10, 1995. Plaintiffs claim a breach of contract and violation of federal civil rights laws. On August 11, 1997, New Jersey filed a motion to dismiss the matter and on September 15, 1997, it filed a motion for summary judgement. Both motions were granted on April 3, 1998 and the plaintiff has filed an appeal.

  Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, the plaintiff owns and operates a resource facility in Camden County and has filed suit seeking to have the solid waste reprocurement process halted to clarify bid specification. The court did not halt the bid process but did require clarifications. Co-defendant Pollution Control Financing Authority of Camden County counterclaimed, seeking reformation of the contract between it and the plaintiff and cross-claimed against New Jersey for contribution and indemnification.

  Communications Workers of America, et al. v. James A. DiEleuterio, Jr., et al. Appellants in this case have filed an appeal from the decision of the New Jersey Treasurer to award a contract for the design, construction, and operation and maintenance of the New Jersey motor vehicle inspection system. New Jersey estimates that unless the new inspection system is operational by December 12, 1999, New Jersey may be exposed to significant federal sanctions, including the loss of federal transportation funds and the federal imposition of stricter pollution standards that will restrict economic development in New Jersey.

  Sojourner A. et al. v. Dept. of Human Services. The plaintiffs in this action filed a complaint and motion for preliminary injunction, seeking damages and declaratory and injunctive relief overturning, on New Jersey Constitutional grounds, the "family cap" provisions of the New Jersey Work First New Jersey Act N.J.S.A. 44:10-1 et seq.

  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN DELAWARE STATE-SPECIFIC OBLIGATIONS. The concentration of investments in Delaware State-Specific Obligations by the Delaware Tax-Free Income Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of Delaware and its political subdivisions, agencies, instrumentalities and authorities could adversely affect the value of the Delaware Tax-Free Income Portfolio. This section briefly describes current economic trends in Delaware. The information set forth in this section relates only to the State itself and not to the special purpose or local government units whose issues may also be held by the Delaware Tax-Free Income Portfolio. The credits represented by such issuers may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made herein relating to such matters.

  Delaware has enjoyed expansion throughout most sectors of its economy during the 1990s. Much of Delaware's success in maintaining a healthy economy over this time period can be attributed to efforts to diversify its economic base. Delaware's employment base has expanded beyond its historical emphasis in chemical and automobile manufacturing to include strong banking and service sectors. According to recent Dun & Bradstreet figures, Delaware has the lowest business failure rate in the United States.

  Delaware has experienced above-average population growth through the 1990s. Net immigration accounts for a significant share of the growth. Delaware's total personal income grew 7.1% in 1996, compared with 4.9% for the Mid-Atlantic region and 5.6% for the nation. Delaware's non-agricultural employment accounts for approximately 98% of the workforce. In 1997, a 3.2% increase in non-agricultural employment occurred (greater than the 1.7% increase for the mid-Atlantic region and the 2.3% increase for the nation). The State's unemployment rate for 1997 was 4% lower than both the Mid-Atlantic region rate and the national rate.

  The State's general obligation debt outstanding was $626.7 million on December 31, 1997, with approximately 80% scheduled to mature within ten years and approximately 95% scheduled to mature within fifteen years. The State's general obligation debt outstanding was $686.1 million on June 30, 1998. Delaware's debt burden reflects the centralized role of the State government in undertaking capital projects typically funded at local government levels elsewhere, such as highways, correctional facilities and schools. There is no state constitutional debt limit applicable to Delaware. However, Delaware has instituted several measures designed to manage and reduce its indebtedness. In 1991, the State enacted legislation putting a three-part debt limit in place, one part of which restricts new debt authorization to 5% of the budgetary General Fund revenue as projected on June 30 for the next fiscal year. Delaware voluntarily retires its general obligation debt. Delaware has implemented and maintained a "pay-as-you-go" financing program for capital projects. In fiscal 1986, 1989 and 1996, available cash was used to defease an aggregate of $69.4 million of high coupon general obligation debt. In fiscal 1997, $10 million of previously authorized general obligation bonds were deauthorized. Delaware has also undertaken a series of bond refundings to lower the overall debt service on its obligations.

   Delaware budgets and controls its financial activities on the cash basis of accounting. State law requires Delaware to record its financial transactions in either of two major categories -- the budgetary General Fund or the budgetary Special Funds. The General Fund provides for the cost of the State's general operations and is credited with all tax and other revenue of Delaware not dedicated to Special Funds. All disbursements from the General Fund must be authorized by appropriations of the Delaware General Assembly. The Special Funds are designated for specific purposes, and the appropriate fund is credited with the tax or other revenue allocated to such fund and is charged with the related disbursements. The principal receipts credited to the appropriate Special Fund are unemployment insurance taxes, transportation-related taxes for the Transportation Trust Fund, certain taxes on insurance companies and property taxes levied by local school districts.

   The Delaware Constitution limits annual appropriations by majority vote of both houses of the General Assembly to 98% of estimated budgetary General Fund revenue plus the unencumbered budgetary General Fund balance, if any, from the previous year. The State Constitution also provides for the deposit of the excess of any unencumbered budgetary General Funds at the end of the fiscal year into a reserve account (the "Budget Reserve Account"), provided that the amount of the Budget Reserve Account does not exceed 5% of the estimated appropriations used to determine the appropriation limit for that fiscal year. Transfers of $100.9 million were made to fund the Budget Reserve Account in fiscal 1998. The Budget Reserve Account provides a cushion and money from the account can be accessed only with the approval of a three-fifths vote of each house of the General Assembly and only to fund an unanticipated budgetary General Fund deficit or to provide funds required as a result of the enactment of legislation causing a reduction in revenue.

   Delaware concluded fiscal year 1998 with a cumulative cash balance of $539 million. This balance reflects an increase from the fiscal year 1997 cumulative cash balance of $392.8 million. At the conclusion of fiscal year 1998, the Budget Reserve Account contained an unencumbered cash balance of $214.2 million. These results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP).

   The principal source of Delaware revenue is personal income tax. Delaware does not levy ad valorem taxes on real or personal property and does not impose a general sales or use tax. In May 1980, the Delaware Constitution was amended to limit tax and license fee increases and the imposition of new taxes or fees. Any tax or license fee increase or new tax or license fee must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote.

   Certain litigation is pending against the State. From time to time Delaware has been and may continue to be a defendant in various suits alleging matters such as wrongful discharge, use of excessive force by State police officers, sexual assault, civil rights violations and discrimination claims. The State believes that it has valid defenses to all currently pending actions; however, the State has potential liability exposure.

   Delaware is exposed to risks and losses related to employee health and accident, worker's compensation, environmental and a portion of property and casualty claims. Delaware does not purchase commercial insurance to cover these risks because of prohibitive costs. The State covers all claim settlements or judgments from its budgetary General Fund. It continues to carry commercial insurance for all other risks.

   SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN KENTUCKY STATE-SPECIFIC OBLIGATIONS. Kentucky is a leader among the states in the production of coal and tobacco. The Coal Severance Tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any federal legislation or litigation adversely affecting the tobacco and/or cigarette industries would have a negative impact on Kentucky's economy. There is significant diversification in Kentucky's manufacturing sector, which includes, among other things, tobacco processing plants, distilleries and durable goods production. No single segment of the Commonwealth's economy consists of as much as one-fourth of the overall state domestic product. The Commonwealth continues to experience a high unemployment rate in non-urbanized areas. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of Kentucky State-Specific Obligations or the ability of the respective entities to pay debt service.

   Because of constitutional limitations, the Commonwealth cannot enter into a financial obligation of more than two year's duration, and, until recently, no other municipal issuer within the Commonwealth could enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky State-Specific Obligations differ significantly from those generally applicable to municipal revenue obligations in other states.

   The Kentucky General Assembly enacted legislation in 1996 pursuant to an amendment to the Kentucky Constitution permitting local governments to issue general obligation indebtedness without voter approval, but subject to prescribed limitations on the maximum amount of indebtedness that may be incurred based on the assessed value of taxable property within the jurisdiction and other limitations and conditions. A final judgment of the Kentucky courts upheld the validity of the constitutional amendment, and local governments have now begun to issue general obligation indebtedness.

   The Kentucky Tax-Free Income Portfolio will invest primarily in Kentucky State-Specific Obligations. Such obligations generally include tax-free securities issued by the Commonwealth of Kentucky ("Kentucky" or the "Commonwealth"), its counties and various other local authorities to finance such long-term public purpose projects as schools, universities, housing, transportation, utilities, hospitals and water and sewer facilities throughout the Commonwealth.


   Kentucky is a leader among the states in the production of coal. Tobacco is the dominant agricultural product, and Kentucky ranks second among the U.S. in the total cash value of tobacco raised. Potential federal regulation of the tobacco industry, including action by Congress and the recent settlement agreement between the states and the tobacco industry may impact the tobacco industry, though the degree of the impact cannot be predicted with any certainty.


   The Commonwealth's economy in many ways resembles a scaled-down version of the U.S. economy in its diversity. The Kentucky economy, once dominated by coal, horses, bourbon and tobacco has become more diversified and now includes manufacturing of industrial machinery, automobiles and automobile parts, consumer appliances, and nondurable goods such as apparel. In addition, Kentucky's non-manufacturing industries have grown in recent years, with gains in air transportation, health and business services, and retail trade. The Commonwealth's parks, horse breeding and racing industry, symbolized by the Kentucky Derby, play an important role in expanding the tourism industry in the Commonwealth. Kentucky now ranks fourth among all U.S. auto-producing states and four of the current top-selling vehicles manufactured in the U.S. are manufactured in Kentucky.

   No single segment of the economy of Kentucky accounts for as much as one fourth of the overall Commonwealth domestic product. The economy is diversified to the extent that an economic decline in a single segment would not necessarily lead to the non-payment of debt service on Kentucky State-Specific Obligations. A national economic decline, however, could impact the ability of issuers to pay debt service, if the decline impacted various segments within the Commonwealth.

   Economic problems include a continuing high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the Commonwealth and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Additionally, any Federal legislation adversely affecting the tobacco industry would have a negative impact on Kentucky's economy. Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the obligations issued by the Commonwealth and its political subdivisions or the ability of the respective entities to pay debt service on their obligations.

   The Commonwealth relies heavily upon sales and use taxes, individual income taxes, property taxes, corporate income taxes, insurance premium taxes, alcoholic beverage taxes, corporate license taxes, cigarette taxes, mineral severance taxes, motor fuel taxes, motor vehicle usage taxes and horse racing taxes for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue. Kentucky State-Specific Obligations are subject to the risks of general economic and other factors as well.

   There are several general types of Kentucky State-Specific Obligations. General obligation securities are secured by the issuer's pledge of its full faith, credit and/or taxing power for the payment of principal and interest. General obligation securities of the Commonwealth are rare since they must be authorized by a two-thirds vote of the electorate of the issuer. As a consequence, the Commonwealth cannot enter into a final obligation of more than two years duration. Local governments have only recently begun to issue to general obligation indebtedness. Revenue obligations are payable from and secured by a particular revenue stream, such as lease rentals, utility usage and connection charges, student registration or housing fees, bridge or highway tolls, parking fees and sports event gate receipts. Although industrial building revenue obligations are issued by municipal authorities, they are secured by revenue derived from some form of contractual arrangement with a non-governmental user. Some revenue obligations, including industrial building revenue obligations, are secured by a mortgage on the real property. Improvement assessment obligations are obligations secured by a special assessment (e.g., a sewer charge) that the governmental issuer imposes on each owner of property benefitted by the improvement (e.g., a sanitary sewer project). The assessments are similar to taxes and have a priority which is similar to a tax lien. Refunded or defeased bonds are secured by an escrow fund, which usually is invested in United States government securities and occasionally in bank certificates of deposit or similar instruments. Housing obligations are usually secured by mortgages pledged for the payment of the obligations. Local housing authorities sometimes issue obligations that are secured by rentals from the operation of a housing project. Housing obligations may also have additional security in the form of federal guarantees of the mortgages or rentals constituting the primary security.

   There are variations in the security of Kentucky State-Specific Obligations, both within a particular classification and between classifications, depending on numerous factors. For example, most local school construction is financed from obligations nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. However, there is no reported instance in which a Kentucky school bond has gone into default. Similar arrangements are used to finance many city and county construction projects but in these cases, the obligations are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In such situations, the rent that the nominal issuer receives from the actual user of the property financed by the obligations is the only source of any security for the payment of the obligations.

   Overview of the Commonwealth's Debt Authorities.  The Commonwealth's
   -----------------------------------------------
indebtedness is comprised of obligations which are either direct obligations of the Commonwealth or obligations of one of the debt-issuing entities created by the legislature to finance various projects or programs. Direct debt is general obligation debt that pledges the full faith, credit, and taxing powers of the Commonwealth as security for the repayment of the debt. There are currently no general obligations outstanding.

   The second type of debt incurred by the Commonwealth is project revenue debt. Project revenue debt pledges as security for repayment of the debt only the revenues produced by the projects funded from the debt. Project revenue obligations are not a direct obligation of the Commonwealth. Project revenues are, in some cases, derived partially, or solely, from legislative appropriations which are subject to biennial renewal. In other cases, revenues generated from the project financed by the debt are used to make the debt service payments in full.

   The third type of debt incurred by the Commonwealth is moral obligation debt. These obligations are not direct obligations of the Commonwealth and no appropriations of the Commonwealth are pledged to pay the debt service. Rather these entities covenant to request funds from the Governor and the legislature in the event of a shortfall in the debt service. The entities which utilize this process are discussed in the following section.

   Debt Issuing Entities of the Commonwealth.  Project revenue debt has been
   -----------------------------------------
incurred by seventeen of the commissions, corporations, authorities, or boards created by the Commonwealth. Seven of the debt issuing authorities issue obligations to finance projects that are not repaid by Commonwealth revenues. These are the Kentucky Housing Corporation, the Kentucky Infrastructure Authority, the Kentucky Higher Education Student Loan Corporation, the School Facilities Construction Commission, the Kentucky Economic Development Finance Authority, the Kentucky Local Correctional Facilities Construction Authority and the Kentucky Agricultural Finance Corporation. None of these entities, except for some of the obligations of the School Facilities Construction Commission and the Kentucky Infrastructure Authority, receive appropriations for the payment of debt service. Project revenues are used to repay debt service for these debt authorities. The legislature has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($1.125 billion), the Kentucky Higher Education Student Loan Corporation ($553 million) and the Kentucky Agricultural Finance Corporation ($500 million). The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by a fee collected from certain cases in the District Courts of the Commonwealth. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority.

   The remaining debt issuing entities of the Commonwealth receive a appropriations biennially for the payment of debt service. The appropriation to the School Facilities Construction Commission is used to subsidize the debt service payments, in whole or in part, made by local school districts on local school construction projects. The subsidy has varied by project. Two financing programs of the Kentucky Infrastructure Authority, the Governmental Agencies Program and the Multiple Projects Construction Loan Program, receive no appropriations and have a debt ceiling. The three other financing programs of the Kentucky Infrastructure Authority, the Federally Assisted Wastewater Program, the Infrastructure Revolving Fund Program and the Solid Waste Revolving Loan and Grant Program, have been appropriated monies. The State Property and Buildings Commission, the Turnpike Authority of Kentucky and the State Universities cannot incur debt for any project without prior approval of the projects and appropriation of debt service by the legislature.

   In 1997, the Commonwealth created the Kentucky Asset/Liability Commission to develop and implement programs to assist in the management of the Commonwealth's net interest margin, and it may issue tax and revenue anticipation notes project notes, and funding notes to achieve its purpose.

   Default Record.  Neither the Commonwealth nor any of its agencies have ever
   --------------
defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

                       ADDITIONAL INVESTMENT LIMITATIONS

   Each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Index Master Portfolio's fundamental investment limitations are described separately.

MONEY MARKET PORTFOLIOS:

   1) Each of the Money Market, Municipal Money Market and U.S. Treasury Money Market Portfolios may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   2) No Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

   3) Each of the Municipal Money Market, U.S. Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry.

   4) Each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

   5) The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

NON-MONEY MARKET PORTFOLIOS:

   Each of the Non-Money Market Portfolios (other than the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax Free Income and Kentucky Tax-Free Income Portfolios) may not:

   1) Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

   Each of the Non-Money Market Portfolios may not:

   2) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

   Each Non-Money Market Portfolio (other than the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, International Bond, Core Bond, High Yield Bond, Balanced and GNMA Portfolios) may not:

   3) Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

   None of the Managed Income, Intermediate Government Bond, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond, High Yield Bond, Balanced and GNMA Portfolios may:

   4) Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

ALL PORTFOLIOS:

   No Portfolio may:

   1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

   2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

   3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

   4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts and, in the case of the International Bond Portfolio, currencies.

   5.  Purchase securities of companies for the purpose of exercising control.

   6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

   7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

   8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

   9. Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

   10. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

   Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

INDEX MASTER PORTFOLIO:

   The investment limitations of the Index Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Index Master Portfolio may not:

   1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

   2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

   3. As to 75% of the total assets of the Index Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Index Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

   4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 2 of 1% of such securities together own more than 5% of such securities;

   5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Index Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

   6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

   7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

   8.  Engage in the business of underwriting securities issued by others;

   9. Invest for the purpose of exercising control over management of any company;

   10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

   11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

   12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

   13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

   14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

   15.  Purchase securities on margin or sell short; or

   16.  Acquire more than 10% of the voting securities of any issuer.

   17. Issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except as permitted under the 1940 Act.

        The investment limitations described in (1) and (15) above do not prohibit the Index Master Portfolio from making margin deposits to the extent permitted under applicable regulations. Although (2) above prohibits cash loans, the Index Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Index Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to DFA, the Index Master Portfolio's adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and DFA will continue to monitor the liquidity of Rule 144A securities.

        Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Index Master Portfolio owns, and does not include assets which the Index Master Portfolio does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Index Master Portfolio will exclude from its total assets those assets which represent collateral received by the Index Master Portfolio for its securities lending transactions.

        Unless otherwise indicated, all limitations applicable to the Index Master Portfolio's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Index Master Portfolio=s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Index Master Portfolio's total assets will not require the Index Master Portfolio to dispose of an investment until DFA determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, DFA will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

        Because the structure of the Index Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Index Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the 1940 Act, and certain requirements of the Act regulating dealings between affiliates might become applicable.

                             TRUSTEES AND OFFICERS

                                   THE FUND

   The business and affairs of the Fund are managed under the direction of its Board of Trustees. The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                            PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH FUND       DURING PAST FIVE YEARS
----------------                   ------------------       ----------------------
William O. Albertini
Bell Atlantic Global               Trustee                  Executive Vice President and Chief Financial
  Wireless                                                  Officer since August, 1997, Bell Atlantic Global
1717 Arch Street                                            Wireless (global wireless communications);
29th Floor East                                             Executive Vice President, Chief Financial Officer
Philadelphia, PA  19103                                     and Director from February 1995-August 1997, Vice
Age:  55                                                    President and Chief Financial Officer from
                                                            January 1991 - February 1995, Bell Atlantic
                                                            Corporation (a diversified telecommunications
                                                            company); Director, Groupo Iusacell, S.A. de C.V.
                                                            (cellular communications company) since June
                                                            1994; Director, American Waterworks, Inc. (water
                                                            utility) since May 1990; Trustee, The Carl E. &
                                                            Emily I. Weller Foundation since October 1991.

Raymond J. Clark*                  Trustee, President       Treasurer of Princeton University since 1987;
Office of the Treasurer            and Treasurer            Trustee, The Compass Capital Group of Funds from
Princeton University                                        1987 to 1996; Trustee, Chemical Bank, New Jersey
3 New South Building                                        Advisory Board from 1994 until 1995; Trustee,
P.O. Box 35                                                 American Red Cross - Mercer County Chapter since
Princeton, NJ 08540                                         1995; Trustee, Medical Center of Princeton; and
Age: 63                                                     Trustee, United Way-Greater Mercer County from
                                                            1996-1997.

Robert M. Hernandez                Trustee                  Director since 1991, Vice Chairman and Chief
USX Corporation                                             Financial Officer  since 1994, Executive Vice
600 Grant Street                                            President -Accounting and Finance and Chief
6105 USX Tower                                              Financial Officer from 1991 to 1994, USX
Pittsburgh, PA  15219                                       Corporation (a diversified company principally
Age:  54                                                    engaged in energy and steel businesses); Director
                                                            and Chairman of the Executive Committee, ACE
                                                            Limited (insurance company); Trustee, Allegheny
                                                            University Hospitals, Allegheny General; and
                                                            Allegheny University Hospitals-West, Director,
                                                            Marinette Marine Corporation; Director, Transtar,
                                                            Inc. (transportation company) since 1996; and
                                                            Director and Chairman of the Board, RTI
                                                            International Metals, Inc.

Anthony M. Santomero               Vice Chairman of         Deputy Dean from 1990 to 1994, Richard K. Mellon
The Wharton School                 the Board                Professor of Finance since April 1984, Director,
University of Pennsylvania                                  Wharton Financial Institutions Center since July
Room 2344                                                   1995, and Dean's Advisory Council Member since
Steinberg Hall-Dietrich                                     July 1984, The Wharton School, University of
 Hall                                                       Pennsylvania; Associate Editor, Journal of Banking
Philadelphia,                                               and Finance since June 1978; Associate Editor,
PA 19104-6367                                               Journal  of Economics and Business since October

_________________

* This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                            PRINCIPAL OCCUPATION
NAME AND ADDRESS                   POSITION WITH FUND       DURING PAST FIVE YEARS
----------------                   ------------------       ----------------------
Age: 52                                                     1979; Associate Editor, Journal of Money, Credit
                                                            and Banking since January 1980; Research Associate,
                                                            New York University Center for Japan - U.S. Business
                                                            and Economic Studies since July 1989; Editorial
                                                            Advisory Board, Open Economics Review since
                                                            November 1990; Director, The Zweig Fund and The
                                                            Zweig Total Return Fund; Director of Municipal
                                                            Fund for California Investors, Inc. and Municipal
                                                            Fund for New York Investors, Inc.

David R. Wilmerding, Jr.           Chairman of the          Chairman, Gee, Wilmerding & Associates, Inc.
One Aldwyn Center                  Board                    (investment advisers) since February 1989;
Villanova, PA  19085                                        Director, Beaver Management Corporation (land
Age:  63                                                    management corporation); Managing General
                                                            Partner, Chestnut Street Exchange Fund; Director,
                                                            Independence Square Income Securities, Inc.;
                                                            Director, The Mutual Fire, Marine and Inland
                                                            Insurance Company; Director, U.S. Retirement
                                                            Communities, Inc.; Director, Trustee or Managing
                                                            General Partner of a number of investment
                                                            companies advised by BIMC and its affiliates.

Karen H. Sabath                    Assistant Secretary      Managing Director, BlackRock Advisors, Inc. since
BlackRock Advisors, Inc.                                    February 1998; President, Compass Capital Group,
345 Park Avenue                                             Inc. from 1995 to March 1998; Managing Director
New York, NY 10154                                          of BlackRock Financial Management, Inc. since
Age:  33                                                    1993; prior to 1993, Vice President of BlackRock
                                                            Financial Management, Inc.

Ellen L. Corson                    Assistant Treasurer      Vice President and Director of Mutual Fund
PFPC Inc.                                                   Accounting and Administration, PFPC Inc. since
103 Bellevue Parkway                                        November 1997; Assistant Vice President, PFPC
Wilmington, DE  19809                                       Inc. from March 1997 to November 1997; Senior
Age:  34                                                    Accounting Officer, PFPC Inc. from March 1993 to
                                                            March 1997.

Brian P. Kindelan                  Secretary                Vice President and Senior Counsel, BlackRock
BlackRock Financial                                         Financial Management, Inc. since April 1998;
 Management, Inc.                                           Senior Counsel, PNC Bank Corp. from May 1995 to
1600 Market Street                                          April 1998; Associate, Stradley, Ronon, Stevens &
28th Fl.                                                    Young, LLP from March 1990 to May 1995.
Philadelphia, PA 19103
Age:  39

   The Fund pays trustees who are not affiliated with BlackRock Advisors, Inc. ("BlackRock") or BlackRock Distributors, Inc. ("BDI" or the "Distributor") $20,000 annually ($30,000 annually in the event that the assets of the Fund exceed $40 billion) and $350 per Portfolio for each full in-person meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman of the Board an additional $10,000 and $5,000 per year, respectively, for their service in such capacities. Trustees who are not affiliated with BlackRock or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each trustee will automatically terminate when such trustee reaches 72 years of age. No officer, director or employee of BlackRock, BlackRock Institutional Management Corporation ("BIMC"),

BlackRock Financial Management, Inc. ("BFM"), BlackRock International, Ltd. ("BIL"), PFPC Inc. ("PFPC") (with BlackRock, the "Administrators"), BDI, or PNC Bank, National Association ("PNC Bank") currently receives any compensation from the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each class of each Portfolio.

     The table below sets forth the compensation actually received from the Fund and the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1998:

                                                             PENSION OR                                 TOTAL COMPENSATION
                                     AGGREGATE          RETIREMENT BENEFITS       ESTIMATED            FROM REGISTRANT AND
                                    COMPENSATION           ACCRUED AS PART      ANNUAL BENEFITS            FUND COMPLEX
NAME OF PERSON, POSITION           FROM REGISTRANT        OF FUND EXPENSES      UPON RETIREMENT          PAID TO TRUSTEES
------------------------           ---------------      -------------------     ---------------        -------------------
Anthony M. Santomero, Vice             $57,675                  N/A                    N/A                  (3)/2/ $70,175
Chairman of the Board

David R. Wilmerding, Jr.,              $62,675                  N/A                    N/A                  (3)/2/ $76,675
Chairman of the Board

William O. Albertini, Trustee          $52,675                  N/A                    N/A                  (1)/2/ $52,675

Raymond J. Clark, Trustee              $52,675                  N/A                    N/A                  (1)/2/ $52,675

Robert M. Hernandez, Trustee           $52,675                  N/A                    N/A                  (1)/2/ $52,675

____________________

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustees served on within the Fund Complex.

THE TRUST

     The names, addresses and dates of birth of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years are set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Value Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

                                                                   PRINCIPAL OCCUPATION
     TRUSTEES               POSITION WITH TRUST                    DURING LAST FIVE YEARS
     --------               -------------------                    ----------------------
David G. Booth*          Trustee, President and        President, Chairman-Chief Executive Officer and
Santa Monica, CA         Chairman-Chief Executive      Director of all DFA Entities, except Dimensional
Birthdate: 12/2/46       Officer                       Fund Advisors Ltd., of which he is Chairman and
                                                       Director

George M.                Trustee                       Leo Melamed Professor of Finance, Graduate
Constantinides                                         School of Business, University of Chicago.
Chicago, IL                                            Director, DFA Investment Dimensions Group Inc.,
Birthdate: 9/22/47                                     Dimensional Investment Group Inc. and
                                                       Dimensional Emerging Markets Value Fund Inc.

John P. Gould            Trustee                       Steven G. Rothmeier Distinguished Service
Chicago, IL                                            Professor of Economics, Graduate School of
Birthdate: 1/19/39                                     Business, University of Chicago.  Trustee, First
                                                       Prairie Funds (registered investment companies).
                                                       Director, DFA Investment Dimensions Group Inc.,
                                                       Dimensional Investment Group Inc., Dimensional
                                                       Emerging Markets Value Fund Inc. and Harbor
                                                       Investment Advisors.  Executive Vice President,
                                                       Lexecon Inc. (economics, law, strategy and
                                                       finance consulting).

Roger G. Ibbotson        Trustee                       Professor in Practice of Finance, Yale School of
New Haven, CT                                          Management.  Director, DFA Investment Dimensions
Birthdate: 5/27/43                                     Group Inc., Dimensional Investment Group Inc.,
                                                       Dimensional Emerging Markets Value Fund Inc.,
                                                       Hospital Fund, Inc. (investment management
                                                       services) and BIRR Portfolio Analysis, Inc.
                                                       (software products).  Chairman, Ibbotson
                                                       Associates, Inc., Chicago, IL (software, data,
                                                       publishing and consulting).

Merton H. Miller         Trustee                       Robert R. McCormick Distinguished Service
Chicago, IL                                            Professor Emeritus, Graduate School of Business,
Birthdate: 5/16/23                                     University of Chicago.  Director, DFA Investment
                                                       Dimensions Group Inc., Dimensional Investment
                                                       Group Inc. and Dimensional Emerging Markets
                                                       Value Fund Inc.  Public Director, Chicago
                                                       Mercantile Exchange.



*  Interested Trustee of the Trust.

                                                                   PRINCIPAL OCCUPATION
     TRUSTEES               POSITION WITH TRUST                    DURING LAST FIVE YEARS
     --------               -------------------                    ----------------------
Myron S. Scholes         Trustee                       Limited Partner, Long-Term Capital Management
Greenwich, CT                                          L.P. (money manager).  Frank E. Buck Professor
Birthdate: 7/1/42                                      Emeritus of Finance, Graduate School of Business
                                                       and Professor of Law, Law School, Senior
                                                       Research Fellow, Hoover Institution, (all)
                                                       Stanford University.   Director, DFA Investment
                                                       Dimensions Group Inc., Dimensional Investment
                                                       Group Inc., Dimensional Emerging Markets Value
                                                       Fund Inc., Benham Capital Management Group of
                                                       Investment Companies and Smith Breedon Group of
                                                       Investment Companies.

Rex A. Sinquefield*      Trustee, Chairman             Chairman-Chief Investment Officer and Director
Santa Monica, CA         and Chief Investment Officer  of all DFA Entities, except Dimensional Fund
Birthdate: 9/7/44                                      Advisors Ltd., of which he is Chairman, Chief
                                                       Executive Officer and Director.

Arthur Barlow            Vice President                Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 11/7/55

Truman Clark             Vice President                Vice President of all DFA Entities.  Consultant
Santa Monica, CA                                       until October 1995 and Principal and Manager of
Birthdate: 4/8/41                                      Product Development, Wells Fargo Nikko
                                                       Investment Advisors from 1990-1994.

Robert Deere             Vice President                Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/8/57

*  Interested Trustee of the Trust.

                                                                             PRINCIPAL OCCUPATION
     TRUSTEES                  POSITION WITH TRUST                          DURING LAST FIVE YEARS
     --------                  -------------------                          ----------------------
Irene R. Diamant         Vice President and Secretary            Vice President and Secretary of all DFA
Santa Monica, CA                                                 Entities, except Dimensional Fund Advisors Ltd.,
Birthdate: 7/16/50                                               for which she is Vice President.

Richard Eustice          Vice President and                      Vice President of all DFA entities.
Santa Monica, CA         Assistant Secretary
8/5/65

Eugene Fama, Jr.         Vice President                          Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 1/21/61

Kamyab Hashemi-Nejad,    Vice President, Controller              Vice President, Controller and Assistant
Santa Monica, CA         and Assistant Treasurer                 Treasurer of all DFA Entities.
Birthdate: 1/22/61

Stephen P. Manus,        Vice President                          Managing Director, ANB Investment Management and
Santa Monica, CA                                                 Trust Company from 1985-1993; President, ANB
Birthdate: 12/26/50                                              Investment Management and Trust Company from
                                                                 1993-1997.  Vice President of all DFA Entities.

Karen McGinley,          Vice President                          Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 3/10/66

Catherine L. Newell,     Vice President and                      Associate, Morrison & Foerster, LLP from
Santa Monica, CA         Assistant Secretary                     1989-1996.  Vice President and Assistant
Birthdate: 5/7/64                                                Secretary of all DFA Entities, except
                                                                 Dimensional Fund Advisors Ltd., for which she is
                                                                 a Vice President.

David Plecha             Vice President                          Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 10/26/61

George Sands             Vice President                          Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 2/8/56


Michael T. Scardina      Vice President,                         Vice President, Chief Financial Officer, and
Santa Monica, CA         Chief Financial Officer,                Treasurer of all DFA Entities.
Birthdate: 10/12/55      and Treasurer


Jeanne C. Sinquefield,   Executive Vice President                Executive Vice President of all DFA Entities.
Ph.D.
Santa Monica, CA
Birthdate: 12/2/46

Scott Thornton           Vice President                          Vice President of all DFA Entities.
Santa Monica, CA
Birthdate: 3/1/63

                                                                 PRINCIPAL OCCUPATION
     TRUSTEES               POSITION WITH TRUST                 DURING LAST FIVE YEARS
     --------               -------------------                 ----------------------
Weston Wellington,
Santa Monica, CA         Vice President                Vice President of all DFA Entities. Vice
Birthdate: 3/1/51                                      President, Director of Research, LPL Financial
                                                       Services, Inc., Boston, MA, 1987-1994.


Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust, and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors, officers and shareholders of DFA, may be deemed controlling persons of DFA.

   Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1998 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisors Inc. ("DFA") served as investment adviser during that same fiscal year.

                                                                                                           TOTAL
                                                                 PENSION OR                             COMPENSATION
                                               AGGREGATE         RETIREMENT           ESTIMATED             FROM
                                             COMPENSATION     BENEFITS ACCRUED     ANNUAL BENEFITS     TRUST AND TRUST
                                                 FROM         AS PART OF TRUST           UPON          COMPLEX* PAID TO
        NAME OF PERSON, POSITION                 TRUST           EXPENSES             RETIREMENT          TRUSTEES
----------------------------------------    --------------   ------------------   -----------------   -----------------
George M. Constantinides, Trustee               $5,000               N/A                  N/A              $30,000
John P. Gould, Trustee                          $5,000               N/A                  N/A              $30,000
Roger G. Ibbotson, Trustee                      $5,000               N/A                  N/A              $30,000
Merton H. Miller, Trustee                       $5,000               N/A                  N/A              $30,000
Myron S. Scholes, Trustee                       $5,000               N/A                  N/A              $30,000

                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

   The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee.

________________

 * Trust Complex means all registered investment companies for which DFA, the Trust's investment adviser, performs advisory or administration services and for which the individuals listed above serve as directors/trustees.

With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                     INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

   ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by BlackRock, BIMC, BFM, BIL and, with respect to the Index Master Portfolio, Dimensional Fund Advisors Inc. ("DFA"), and the fees received by BlackRock and DFA for such services, are described in the Prospectuses.

   For their advisory and subadvisory services, BlackRock, BIMC, BFM, BIL and DFA, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below.

     MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH EQUITY PORTFOLIO EXCEPT THE INDEX EQUITY, MID- CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, MICRO-CAP
           EQUITY AND THE INTERNATIONAL PORTFOLIOS (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BFM
first $1 billion                       .550%               .400%
$1 billion C $2 billion                .500                .350
$2 billion C $3 billion                .475                .325
greater than $3 billion                .450                .300


     MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE MID-CAP VALUE EQUITY AND
               MID-CAP GROWTH EQUITY PORTFOLIOS (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BFM
first $1 billion                       .800%               .650%
$1 billion C $2 billion                .700                .550
$2 billion C $3 billion                .675                .500
greater than $3 billion                .625                .475


                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
                INTERNATIONAL EQUITY PORTFOLIO (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BIL
first $1 billion                       .750%               .600%
$1 billion C $2 billion                .700                .550
$2 billion C $3 billion                .675                .525
greater than $3 billion                .650                .500

                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
          INTERNATIONAL EMERGING MARKETS  PORTFOLIO (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BIL
first $1 billion                      1.250%              1.100%
$1 billion C $2 billion               1.200               1.050
$2 billion C $3 billion               1.155               1.005
greater than $3 billion               1.100                .950

                  MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE
           INTERNATIONAL SMALL CAP EQUITY PORTFOLIO (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BIL
first $1 billion                       1.00%               .85%
$1 billion C $2 billion                 .95                .80
$2 billion C $3 billion                 .90                .75
greater than $3 billion                 .85                .70


                      MAXIMUM ANNUAL CONTRACTUAL FEE RATE
             FOR THE MICRO-CAP EQUITY PORTFOLIO  (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BFM
first $1 billion                       1.10%               .950%
$1 billion C $2 billion                1.05                .900
$2 billion C $3 billion               1.025                .875
greater than $3 billion                1.00                .850


                      MAXIMUM ANNUAL CONTRACTUAL FEE RATE
                   FOR THE BOND PORTFOLIOS  (BEFORE WAIVERS)

                                        EACH PORTFOLIO EXCEPT THE
                                      INTERNATIONAL BOND, GNMA, DE            INTERNATIONAL BOND, GNMA, DE
                                    TAX-FREE INCOME AND KY TAX-FREE              TAX-FREE INCOME AND KY
                                           INCOME PORTFOLIOS                   TAX-FREE INCOME PORTFOLIOS
                                  ----------------------------------       ----------------------------------
                                     INVESTMENT       SUB-ADVISORY            INVESTMENT       SUB-ADVISORY
AVERAGE DAILY NET ASSETS            ADVISORY FEE      FEES TO BFM            ADVISORY FEE      FEES TO BFM
------------------------          ----------------  ----------------       ----------------  ----------------
first $1 billion                        .500%            .350%                   .550%             .400%
$1 billion C $2 billion                 .450             .300                    .500              .350
$2 billion C $3 billion                 .425             .275                    .475              .325
greater than $3 billion                 .400             .250                    .450              .300


                      MAXIMUM ANNUAL CONTRACTUAL FEE RATE
               FOR THE MONEY MARKET PORTFOLIOS  (BEFORE WAIVERS)

                                    INVESTMENT         SUB-ADVISORY
AVERAGE DAILY NET ASSETS           ADVISORY FEE         FEE TO BIMC
first $1 billion                      .450%                .400%
$1 billion C $2 billion               .400                 .350
$2 billion C $3 billion               .375                 .325
greater than $3 billion               .350                 .300

   BlackRock, a majority-owned indirect subsidiary of PNC Bank Corp., renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. From the commencement of operations of each Portfolio (other than the New Jersey Municipal Money Market, New Jersey Tax-Free Income, Core Bond, Low Duration Bond and International Bond Portfolios) until January 4, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BIMC served as adviser.

   From July 1, 1991 to December 31, 1995, Midlantic Bank, N.A. ("Midlantic Bank") served as investment adviser to the predecessor portfolios of the International Bond, New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios. From January 1, 1996 through January 12, 1996 (February 12, 1996 with respect to the predecessor portfolio of the International Bond Portfolio): (i) BlackRock and Morgan Grenfell Investment Services Limited ("Morgan Grenfell") served as investment adviser and sub-adviser, respectively, to the predecessor portfolio to the International Bond Portfolio; (ii) BIMC served as investment adviser to the predecessor portfolio to the New Jersey Municipal Money Market Portfolio; and (iii) BFM served as investment adviser to the predecessor portfolio to the New Jersey Tax-Free Income Portfolio pursuant to interim advisory and sub-advisory agreements approved by the shareholders of the Compass Capital Group of Funds. From December 9, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Core Bond Portfolio. From July 17, 1992 to January 13, 1996, BFM served as investment adviser to the predecessor portfolio of the Low Duration Bond Portfolio.

   BFM renders sub-advisory services to the Balanced, Large Cap Value Equity, Mid-Cap Value Equity, Small Cap Value Equity, Select Equity, Large Cap Growth Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Micro-Cap Equity, Managed Income, Intermediate Government Bond, Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond, Intermediate Bond, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Core Bond, Government Income, International Bond, High Yield Bond and GNMA Portfolios pursuant to Sub-Advisory Agreements. BIL renders sub-advisory services to the International Equity, International Emerging Markets and International Small Cap Equity Portfolios pursuant to Sub-Advisory Agreements. BIMC renders sub-advisory services to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Index Master Portfolio, the registered investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. The Investment Advisory Agreement with BlackRock, the Investment Management Agreement with DFA and the above-referenced Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts."

   Provident Capital Management, Inc. (a predecessor entity of BFM) ("PCM") served as sub-adviser to the International Equity and International Emerging Markets Portfolios from commencement of operations (April 27, 1992 in the case of the International Equity Portfolio; June 17, 1994 in the case of the International Emerging Markets Portfolio) to April 19, 1996.

   PNC Bank served as sub-adviser for the Money Market Portfolio from October 4, 1989 (commencement of operations) to January 4, 1996; for the Municipal Money Market Portfolio from September 10, 1993 to January 4, 1996; for the U.S. Treasury Money Market Portfolio from November 1, 1989 (commencement of operations) to January 4, 1996; for the Ohio Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the Pennsylvania Municipal Money Market Portfolio from June 1, 1993 (commencement of operations) to January 4, 1996; for the North Carolina Municipal Money Market Portfolio from May 4, 1993 (commencement of operations) to January 4, 1996; for the Virginia Municipal Money Market Portfolio from July 25, 1994 (commencement of operations) to January 4, 1996; and for the New Jersey Municipal Money Market Portfolio from January 13, 1996 to June 6, 1996. From April 4, 1990 (commencement of operations) to January 4, 1996, PNC Bank served as sub-adviser to the Balanced Portfolio. From March 1, 1993 to January 4, 1996, PNC Equity Advisors Company (a predecessor entity of BlackRock) ("PEAC") served as sub-adviser to the Select Equity Portfolio. From March 29, 1995 to June 1, 1996, PEAC served as sub-adviser to the Index Equity Portfolio. From July 1, 1996 through December 31, 1996, Morgan Grenfell served as sub-adviser to the International Bond Portfolio.

   Under the relevant Advisory Contracts, BlackRock, BIMC, BFM and BIL are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock, BIMC, BFM, BIL and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Index Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock, BIMC, BFM or BIL, as the case may be. BlackRock, BIMC, BFM and BIL may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Fund. The Advisory Contract relating to the Index Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Index Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Index Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios; and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, the Fund paid BlackRock advisory fees, and BlackRock waived advisory fees and reimbursed expenses, as follows:

                                                             FEES PAID
                   PORTFOLIOS                             (AFTER WAIVERS)           WAIVERS              REIMBURSEMENTS
---------------------------------------------------    ---------------------   -------------------   ----------------------
Money Market.......................................            $ 4,995,812           $ 6,990,461                      $0
U.S. Treasury Money Market.........................              1,455,174             3,050,276                       0
Municipal Money Market.............................                589,271             1,560,040                       0
New Jersey Municipal Money Market..................                117,098               509,669                       0
North Carolina Municipal Money Market..............                 67,431               780,226                       0
Ohio Municipal Money Market........................                119,244               460,253                       0
Pennsylvania Municipal Money Market................                782,010             1,948,681                       0
Virginia Municipal Money Market....................                 15,607               307,363                       0
Low Duration Bond..................................                472,357             1,018,534                       0
Intermediate Government Bond.......................                814,750               524,055                       0
Intermediate Bond..................................              1,123,779               996,975                       0
Core Bond..........................................              1,296,895             2,294,530                       0
Government Income..................................                 17,520               110,545                       0
Managed Income.....................................              3,810,648             1,717,518                       0
International Bond.................................                203,495                66,216                       0
GNMA...............................................                112,096               130,075                       0
Tax-Free Income....................................                465,903               352,304                       0
Pennsylvania Tax-Free Income.......................              1,444,081             1,038,853                       0
New Jersey Tax-Free Income.........................                319,096               296,294                       0
Ohio Tax-Free Income...............................                107,019               136,991                       0
Delaware Tax-Free Income...........................                197,418                57,976                       0
Kentucky Tax-Free Income...........................                321,405               134,676                       0
Large Cap Value Equity.............................             10,148,888                 4,823                       0
Large Cap Growth Equity............................              5,401,230                 1,583                       0
Mid-Cap Value Equity...............................              1,595,030                77,992                       0
Mid-Cap Growth Equity..............................              1,592,876                78,173                       0
Small Cap Value Equity.............................              3,420,178                25,656                       0
Small Cap Growth Equity............................              5,973,190                     0                       0
Micro-Cap Equity...................................                     42                60,524                       0
International Equity...............................              6,687,983               402,953                       0
International Small Cap Equity.....................                 55,673               142,318                       0

                                                             FEES PAID
                   PORTFOLIOS                             (AFTER WAIVERS)           WAIVERS              REIMBURSEMENTS
---------------------------------------------------    ---------------------   -------------------   ----------------------
International Emerging Markets.....................              1,613,829               129,596                       0
Select Equity......................................              6,235,046                     0                       0
Balanced...........................................              2,666,850                 8,135                       0

Totals.............................................            $64,238,904           $25,414,264                      $0

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid BlackRock advisory fees, and BlackRock waived advisory fees and reimbursed expenses, as follows:

                                                             FEES PAID
                   PORTFOLIOS                             (AFTER WAIVERS)           WAIVERS              REIMBURSEMENTS
---------------------------------------------------    ---------------------   -------------------   ----------------------
Money Market......................................           $2,648,951             $8,355,021              $     0
U.S. Treasury Money Market........................              865,528              3,842,169                    0
Municipal Money Market............................              247,591              1,482,338                    0
New Jersey Municipal Money Market.................               67,821                483,238                    0
North Carolina Municipal Money Market.............               94,458                602,236                    0
Ohio Municipal Money Market.......................               66,919                434,972                    0
Pennsylvania Municipal Money Market...............              378,571              2,048,282                    0
Virginia Municipal Money Market...................                4,280                267,307               18,025
Low Duration Bond.................................              599,206                517,845                    0
Intermediate Government Bond......................              462,943                308,628                    0
Intermediate Bond.................................              973,237                648,825                    0
Core Bond.........................................            1,040,492              1,005,843                    0
Government Income.................................                  465                 84,527               47,550
Managed Income....................................            2,629,559              1,126,954                    0
International Bond................................              220,526                 12,573                    0
Tax-Free Income...................................              158,143                123,004                    0
Pennsylvania Tax-Free Income......................              268,228                178,819                    0
New Jersey Tax-Free Income........................              254,415                179,069                    0
Ohio Tax-Free Income..............................               10,355                 43,390                    0
Large Cap Value Equity............................            6,487,065                480,085                    0
Large Cap Growth Equity...........................            3,718,080                233,396                    0
Mid-Cap Value Equity..............................              499,380                  4,043                    0
Mid-Cap Growth Equity.............................              499,026                  4,087                    0
Small Cap Value Equity............................            2,036,977                  6,910                    0
Small Cap Growth Equity...........................            3,169,739                 32,560                    0
International Equity..............................            4,101,006                556,548                    0
International Small Cap Equity....................                    0                      0                    0
International Emerging Markets....................            1,786,671                152,118                    0
Select Equity.....................................            2,562,623                154,197                    0
Balanced..........................................            1,486,866                 92,278                    0

     For the period from October 1, 1995 through January 4, 1996, the Fund paid BIMC advisory fees, and BIMC waived advisory fees and reimbursed expenses, as follows:

                                                             FEES PAID
                   PORTFOLIOS                             (AFTER WAIVERS)           WAIVERS              REIMBURSEMENTS
---------------------------------------------------    ---------------------   -------------------   ----------------------
Money Market.......................................            $321,268              $1,818,401                 $0

                                                               FEES PAID
                        PORTFOLIOS                          (AFTER WAIVERS)       WAIVERS       REIMBURSEMENTS
--------------------------------------------------------- ------------------   -------------  -----------------
Municipal Money Market....................................        46,804         304,226             0
U.S. Treasury Money Market................................       114,639         745,150             0
Ohio Municipal Money Market...............................        11,052          71,841             0
Pennsylvania Municipal Money Market.......................        64,257         417,675             0
North Carolina Municipal Money Market.....................        11,026          71,666             0
Virginia Municipal Money Market...........................             0           7,024             0
Managed Income............................................       520,724         223,168             0
Government Income.........................................             0          17,234             0
Tax-Free Income...........................................         3,933          11,137             0
Intermediate Government Bond..............................       114,345         130,122             0
Ohio Tax-Free Income......................................           723          10,100             0
Pennsylvania Tax-Free Income..............................        43,145          37,663             0
Intermediate Bond.........................................       136,544         119,059             0
Large Cap Value Equity....................................       829,764         147,027             0
Large Cap Growth Equity...................................       361,240          95,914             0
Small Cap Growth Equity...................................       304,284          23,327             0
Select Equity.............................................       369,071          97,791             0
Index Equity..............................................         4,647          88,292             0
Small Cap Value Equity....................................       320,588          24,942             0
International Equity......................................       697,319         127,354             0
International Emerging Markets............................       144,937          11,380             0
Balanced..................................................       201,642          53,929             0

  For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), the Fund paid BlackRock (BIMC in the case of the Index Equity Portfolio) advisory fees, and BlackRock (BIMC in the case of the Index Equity Portfolio) waived advisory fees and reimbursed expenses, as follows:

                                                             FEES PAID
                                                              (AFTER
                        PORTFOLIOS                           WAIVERS)          WAIVERS        REIMBURSEMENTS
------------------------------------------------------ ------------------  -------------   ------------------
Money Market...........................................   $1,443,913          $6,290,596        $    0
Municipal Money Market.................................      158,379           1,029,459             0
U.S. Treasury Money Market.............................      691,448           3,584,858             0
Ohio Municipal Money Market............................       32,275             209,784             0
Pennsylvania Municipal Money Market....................      240,350           1,562,271             0
North Carolina Municipal Money Market..................       45,997             298,983             0
Virginia Municipal Money Market........................            0             180,685        14,604
New Jersey Municipal Money Market......................       32,663             212,365             0
Managed Income.........................................    1,796,762             770,041             0
Government Income......................................            0              52,817         7,027
Tax-Free Income........................................      109,211              74,939             0
Intermediate Government Bond...........................      425,069             283,380             0
Ohio Tax-Free Income...................................        4,764              31,253         3,479
Pennsylvania Tax-Free Income...........................      185,302             123,326             0
Intermediate Bond......................................      514,322             342,880             0
New Jersey Tax-Free Income.............................      184,448             122,966             0
International Bond.....................................      133,797               4,580             0
Core Bond..............................................      424,691             283,127             0
Low Duration Bond......................................      338,287             225,525             0
Large Cap Value Equity.................................    4,159,395             421,173             0

                                                             FEES PAID
                                                              (AFTER
                        PORTFOLIOS                           WAIVERS)          WAIVERS        REIMBURSEMENTS
------------------------------------------------------ ------------------  -------------   ------------------
Large Cap Growth Equity................................     2,109,685          210,969             0
Small Cap Growth Equity................................     1,596,126            7,204             0
Select Equity..........................................     1,457,052          145,705             0
Index Equity...........................................        28,380          174,535             0
Small Cap Value Equity.................................     1,223,651                0             0
International Equity...................................     2,836,323          202,595             0
International Emerging Markets.........................       740,140           63,810             0
Balanced...............................................       917,400           91,740             0


  For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees, as follows:

                                                                   FEES PAID
                                                                    (AFTER
                      PORTFOLIOS                                   WAIVERS)                WAIVERS
---------------------------------------------------------------  -------------------  ---------------
Money Market.................................................... $  1,473,942         $       0
U.S. Treasury Money Market......................................      501,588                 0
Municipal Money Market..........................................      258,731                 0
New Jersey Municipal Money Market...............................       84,548                 0
North Carolina Municipal Money Market...........................       95,193                 0
Ohio Municipal Money Market.....................................       89,640                 0
Pennsylvania Municipal Money Market.............................      321,314                 0
Virginia Municipal Money Market.................................        1,202                 0
Low Duration Bond...............................................      148,896                 0
Intermediate Government Bond....................................       97,580                 0
Intermediate Bond...............................................      137,758                 0
Core Bond.......................................................      269,603                 0
Government Income...............................................        6,476                 0
Managed Income..................................................      478,498                 0
International Bond..............................................       29,036                 0
GNMA............................................................       31,017                 0
Tax-Free Income.................................................       75,876                 0
Pennsylvania Tax-Free Income....................................      275,140                 0
New Jersey Tax-Free Income......................................       82,241                 0
Ohio Tax-Free Income............................................       21,499                 0
Delaware Tax-Free Income........................................       20,245                 0
Kentucky Tax-Free Income........................................       52,134                 0
Large Cap Value Equity..........................................    2,157,328                 0
Large Cap Growth Equity.........................................    1,392,973                 0
Mid-Cap Value Equity............................................      226,692                 0
Mid-Cap Growth Equity...........................................      310,057                 0
Small Cap Value Equity..........................................      659,000                 0
Small Cap Growth Equity.........................................    1,671,007                 0
Micro-Cap Equity................................................        6,568                 0
International Equity............................................      896,720                 0

                                                                      FEES PAID
                                                                        (AFTER
                  PORTFOLIOS                                           WAIVERS)          WAIVERS
----------------------------------------------------------------   ---------------   ----------------
International Small Cap Equity..................................      14,026                0
International Emerging Markets..................................      83,941                0
Select Equity...................................................   1,400,970                0
Balanced........................................................     799,193                0

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, BlackRock paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                                                FEES PAID
                                                                  (AFTER
                  PORTFOLIOS                                     WAIVERS)          WAIVERS
--------------------------------------------------------     ---------------   ----------------
Money Market............................................        $1,300,023       $9,370,873
U.S. Treasury Money Market..............................           577,321        3,631,808
Municipal Money Market..................................           212,376        1,325,338
New Jersey Municipal Money Market.......................            75,204          414,553
North Carolina Municipal Money Market...................            81,568          536,785
Ohio Municipal Money Market.............................            62,070          384,055
Pennsylvania Municipal Money Market.....................           298,167        1,859,027
Virginia Municipal Money Market.........................               350          241,044
Low Duration Bond.......................................            36,930          745,005
Intermediate Government Bond............................            14,450          525,649
Intermediate Bond.......................................            15,164        1,120,194
Core Bond...............................................           104,500        1,327,935
Government Income.......................................                 0           59,494
Managed Income..........................................            86,420        2,542,897
International Bond......................................            79,789           89,738
Tax-Free Income.........................................            48,652          148,151
Pennsylvania Tax-Free Income............................            34,191          278,742
New Jersey Tax-Free Income..............................            26,000          277,439
Ohio Tax-Free Income....................................            38,606                0
Large Cap Value Equity..................................           583,448        4,590,272
Large Cap Growth Equity.................................           172,041        2,701,759
Mid-Cap Value Equity....................................            15,821          413,497
Mid-Cap Growth Equity...................................            15,422          413,851
Small Cap Value Equity..................................           383,789        1,102,690
Small Cap Growth Equity.................................           725,498        1,603,447
International Equity....................................           269,395        3,456,696
International Small Cap Equity..........................                 0              727
International Emerging Markets..........................           107,739        1,598,368
Select Equity...........................................           105,481        1,870,387
Balanced................................................           297,047          851,422

     For the period from October 1, 1995 through January 4, 1996, BIMC paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                                                      FEES PAID
                                                                        (AFTER
                          PORTFOLIOS                                   WAIVERS)         WAIVERS
---------------------------------------------------------------     --------------    ------------
Money Market...................................................        $      0         $235,363
Municipal Money Market.........................................               0           38,613
U.S. Treasury Money Market.....................................               0           94,577
Ohio Municipal Money Market....................................               0            9,118
Pennsylvania Municipal Money Market............................               0           53,013
North Carolina Municipal Money Market..........................               0            9,096
Virginia Municipal Money Market................................               0              773
Managed Income.................................................         497,581           82,654
Government Income..............................................               0           12,063
Tax-Free Income................................................           3,693            9,207
Intermediate Government Bond...................................          73,585           97,542
Ohio Tax-Free Income...........................................           3,258            4,318
Pennsylvania Tax-Free Income...................................          24,323           32,242
Intermediate Bond..............................................          76,937          101,986
Large Cap Value Equity.........................................         213,057                0
Large Cap Growth Equity........................................         333,722                0
Small Cap Growth Equity........................................         239,156                0
Select Equity..................................................         340,809                0
Index Equity...................................................          12,385           73,920
Small Cap Value Equity.........................................         252,237                0
International Equity...........................................         659,738                0
International Emerging Markets.................................         137,559                0
Balanced.......................................................         186,567                0

     For the period from January 5, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996 (June 1, 1996 in the case of the Index Equity Portfolio), BlackRock (BIMC in the case of the Index Equity Portfolio) paid sub-advisory fees to the specified Portfolios' sub-advisers, after waivers, and such sub-advisers waived sub-advisory fees as follows:

                                                                    FEES PAID
                                                                     (AFTER
                      PORTFOLIOS                                     WAIVERS)         WAIVERS
------------------------------------------------------------     --------------    ------------
Money Market................................................       $1,443,913       $5,342,421
Municipal Money Market......................................          158,382          897,064
U.S. Treasury Money Market..................................          694,221        3,095,647
Ohio Municipal Money Market.................................           32,275          182,796
Pennsylvania Municipal Money Market.........................          240,350        1,361,445
North Carolina Municipal Money Market.......................           45,997          260,560
Virginia Municipal Money Market.............................                0          160,601
New Jersey Municipal Money Market...........................           32,663          149,411
Managed Income..............................................        1,488,836          248,415

                                                  FEES PAID
                                                    (AFTER
                    PORTFOLIOS                     WAIVERS)      WAIVERS
-----------------------------------------------------------------------------
Government Income............................             0       36,973
Tax-Free Income..............................        95,609       50,559
Intermediate Government Bond.................       412,698        2,499
Ohio Tax-Free Income.........................         1,428       23,786
Pennsylvania Tax-Free Income.................       170,395       84,589
Intermediate Bond............................       402,873      188,333
New Jersey Tax-Free Income...................       153,707       61,483
International Bond...........................       106,486            0
Core Bond....................................       353,907      141,564
Low Duration Bond............................       281,905      112,763
Large Cap Value Equity.......................     3,314,383            0
Large Cap Growth Equity......................     1,686,503            0
Small Cap Growth Equity......................     1,164,980            0
Select Equity................................     1,164,368            0
Index Equity.................................        20,642      123,200
Small Cap Value Equity.......................       888,986            0
International Equity.........................     2,431,134            0
International Emerging Markets...............       707,475            0
Balanced.....................................       733,223            0

   For the services it provides as investment adviser to the Index Master Portfolio, DFA is paid a monthly fee calculated at the annual rate of .025% of the Index Master Portfolio's average daily net assets. For the fiscal years ending November 30, 1996, 1997 and 1998, the Index Master Portfolio paid advisory fees to DFA totaling $62,405, $160,156 and $293,240, respectively. The Index Equity Portfolio did not invest in the Index Master Portfolio until June 2, 1996.

   The predecessor portfolio to the New Jersey Tax-Free Income Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $20,165 in advisory fees to BFM. For the period from March 1, 1995 through December 31, 1995 and for the fiscal years ended February 28, 1995 and 1994, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $496,305, $607,485 and $159,582, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. In addition, during the period from March 1, 1995 through December 31, 1995 and during the fiscal year ended February 28, 1995, Midlantic Bank waived $0 and $2,451, respectively, in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid BlackRock $12,779 in investment advisory fees, and BlackRock waived $8,520 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, BlackRock paid BFM $8,945 in sub-advisory fees with respect to the New Jersey Tax-Free Income Portfolio and BFM waived $5,964 in sub-advisory fees.

   The predecessor portfolio to the International Bond Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BlackRock from January 1, 1996 through February 12, 1996. For the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid $4,134 in advisory fees to BlackRock and BlackRock waived advisory fees and reimbursed expenses totaling $0 and $0, respectively. For the period from February 1, 1996 through February 12, 1996, BlackRock paid Morgan Grenfell $4,898 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio, and Morgan Grenfell waived sub-advisory fees totaling $0. For the period from January 1, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid $24,832 in advisory fees to BlackRock. For the period from January 1, 1996 through January 31, 1996, BlackRock paid Morgan Grenfell $20,176 in sub-advisory fees with respect to the predecessor portfolio to the International Bond Portfolio. For the period from March 1, 1995 through December 31, 1995 and for the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $305,176 and $361,620, respectively, in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract.

   The predecessor portfolio to the New Jersey Municipal Money Market Portfolio was advised by Midlantic Bank from July 1, 1991 through December 31, 1995, and by BIMC from January 1, 1996 through January 12, 1996. For the period from January 1, 1996 through January 12, 1996, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $8,000 in advisory fees to BIMC. For the period from March 1, 1995 through December 31, 1995, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $155,696 in investment advisory fees to Midlantic Bank pursuant to its prior investment advisory contract. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid BIMC $2,128 in investment advisory fees, and BIMC waived $13,826 in investment advisory fees. During the period from January 13, 1996 through January 31, 1996, PNC Bank waived all of the sub-advisory fees (in the amount of $1,125) with respect to the New Jersey Municipal Money Market Portfolio.

   The predecessor portfolio to the Core Bond Portfolio was advised by BFM. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Core Bond Portfolio paid BFM $53,125 in investment advisory fees and BFM waived $21,255 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BFM waived its investment advisory fee with respect to the predecessor portfolio to the Core Bond Portfolio in the amounts of $56,894 and $34,010, respectively, and reimbursed expenses amounting to $137,364 and $137,179, respectively. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid BlackRock $182,709 in investment advisory fees, and BlackRock waived $121,806 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, BlackRock paid BFM $127,896 in sub-advisory fees with respect to the Core Bond Portfolio, and BFM waived $85,264 in sub-advisory fees.

   The predecessor portfolio to the Low Duration Bond Portfolio was advised by BFM. For the period from July 1, 1995 through January 12, 1996, the predecessor portfolio to the Low Duration Bond Portfolio paid BFM $56,481 in investment advisory fees and BFM waived $11,186 in investment advisory fees. For the fiscal years ended June 30, 1995 and 1994, BFM waived its investment advisory fee with respect to the predecessor portfolio to the Low Duration Bond Portfolio in the amounts of $102,707 and $110,232, respectively, and reimbursed expenses amounting to $61,195 and $55,582, respectively. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid BlackRock $149,488 in investment advisory fees, and BlackRock waived $99,659 in investment advisory fees. During the period from January 13, 1996 through March 31, 1996, BlackRock paid BFM $104,642 in sub-advisory fees with respect to the Low Duration Bond Portfolio, and BFM waived $69,761 in sub-advisory fees.

   ADMINISTRATION AGREEMENT. BlackRock and PFPC serve as the Fund's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PFPC has agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; provide information and distribute written communications to shareholders; handle shareholder problems and calls; research issues raised by financial intermediaries relating to investments in a Portfolio's shares; review and provide advice with respect to communications for a Portfolio's shares; monitor the investor programs that are offered in connection with a Portfolio's shares; provide oversight and related support services that are intended to ensure the delivery of quality service to the holders of the Portfolio's shares; and provide certain other services required by the Fund. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

   Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers;
(ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations. Pursuant to the terms of the Administration Agreement, BlackRock has delegated certain of its duties thereunder to BDI.

  The Administration Agreement provides that BlackRock and PFPC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BAI and PFPC and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BAI nor PFPC nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Administration Agreement.

  PFPC serves as the administrative services agent for the Index Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend and disbursing agents. For its services, PFPC is entitled to compensation from the Index Master Portfolio at the annual rate of .015% of the Index Master Portfolio's average daily net assets. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's administrative services expenses.

  From February 1, 1993 until January 13, 1996, PFPC and Provident Distributors, Inc. ("PDI") served as co-administrators to the Fund. From January 16, 1996 until September 30, 1997, PFPC and BDI served as co-administrators to the Fund. From December 1, 1995 to September 30, 1997, Compass Capital Group, Inc. ("CCG") served as co-administrator to the Fund. BlackRock became co-administrator to the Fund on January 28, 1998. For the purposes of the following fee information, CCG and BDI are also considered "Administrators."

   For the period from October 1, 1997 (May 1, 1998 in the case of the Micro-Cap Equity Portfolio; May 11, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios; and May 18, 1998 in the case of the GNMA Portfolio) through September 30, 1998, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                     FEES PAID
                                                  (AFTER WAIVERS)     WAIVERS        REIMBURSEMENTS
                                                  ---------------     -------        --------------
Money Market...................................      $ 3,868,646      $  2,843                 $0
U.S. Treasury Money Market.....................        1,466,150        57,355                  0
Municipal Money Market.........................          772,350             0                  0
New Jersey Municipal Money Market..............          223,282         3,124                  0
North Carolina Municipal Money Market..........          253,209        51,557                  0
Ohio Municipal Money Market....................          207,860           726                  0
Pennsylvania Municipal Money Market............          956,857             0                  0
Virginia Municipal Money Market................           78,661        38,462                  0
Low Duration Bond..............................          454,591       182,710                  0
Intermediate Government Bond...................          424,492       166,417                  0
Intermediate Bond..............................          757,472       153,769                  0
Core Bond......................................        1,372,756       119,595                  0
Government Income..............................           19,344        35,146                  0
Managed Income.................................        1,984,691       294,140                  0
International Bond.............................           98,952         5,267                  0
GNMA...........................................           68,501        31,374                  0
Tax-Free Income................................          259,703       102,782                  0
Pennsylvania Tax-Free Income...................          892,483       158,366                  0
New Jersey Tax-Free Income.....................          190,198        77,833                  0
Ohio Tax-Free Income...........................           76,296        27,711                  0
Delaware Tax-Free Income.......................           82,578        24,917                  0
Kentucky Tax-Free Income.......................          142,042        49,754                  0

                                                              FEES PAID
                                                           (AFTER WAIVERS)         WAIVERS        REIMBURSEMENTS
                                                         -------------------   --------------   ------------------
Large Cap Value Equity.............................            3,731,258                 0                   0
Large Cap Growth Equity............................            2,021,620                 0                   0
Mid-Cap Value Equity...............................              413,908            39,124                   0
Mid-Cap Growth Equity..............................              413,572            39,770                   0
Small Cap Value Equity.............................            1,317,733             6,509                   0
Small Cap Growth Equity............................            2,230,497                 0                   0
Micro-Cap Equity...................................                  118            12,502                   0
International Equity...............................            1,874,280            84,764                   0
International Small Cap Equity.....................               22,772            19,575                   0
International Emerging Markets.....................              294,225            14,409                   0
Select Equity......................................            2,343,503                 0                   0
Index Equity.......................................              270,743           958,992                   0
Balanced...........................................            1,041,218                 0                   0

Totals.............................................           30,626,561         2,759,493                   0

     For the period from October 1, 1996 (December 27, 1996 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and September 26, 1997 in the case of the International Small Cap Equity Portfolio) through September 30, 1997, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                              FEES PAID
                   PORTFOLIOS                              (AFTER WAIVERS)         WAIVERS        REIMBURSEMENTS
------------------------------------------------------   -------------------   --------------   ------------------
Money Market.......................................          $3,006,036           $161,687              $0
U.S. Treasury Money Market.........................           1,391,777             83,462               0
Municipal Money Market.............................             510,438             66,205               0
New Jersey Municipal Money Market..................             134,020             49,666               0
North Carolina Municipal Money Market..............             149,859             81,039               0
Ohio Municipal Money Market........................             136,900             30,397               0
Pennsylvania Municipal Money Market................             701,182            105,262               0
Virginia Municipal Money Market....................              13,709             76,820               0
Low Duration Bond..................................             266,343            180,478               0
Intermediate Government Bond.......................             136,304            172,324               0
Intermediate Bond..................................             359,159            291,462               0
Core Bond..........................................             628,096            188,359               0
Government Income..................................                 910             33,087               0
Managed Income.....................................             696,869            755,201               0
International Bond.................................              56,066             28,697               0
Tax-Free Income....................................              36,907             75,552               0
Pennsylvania Tax-Free Income.......................              84,673             94,146               0
New Jersey Tax-Free Income.........................              77,981             95,412               0
Ohio Tax-Free Income...............................               9,942             11,556               0
Large Cap Value Equity.............................           2,173,719            195,769               0
Large Cap Growth Equity............................           1,146,084            247,130               0
Mid-Cap Value Equity...............................             106,481             19,571               0
Mid-Cap Growth Equity..............................             106,838             19,149               0
Small Cap Value Equity.............................             713,311             29,928               0

                                                              FEES PAID
                   PORTFOLIOS                              (AFTER WAIVERS)         WAIVERS        REIMBURSEMENTS
------------------------------------------------------   -------------------   --------------   ------------------
Small Cap Growth Equity............................           1,156,894                  0               0
International Equity...............................           1,149,080             68,733               0
International Small Cap Equity.....................                   0                  0               0
International Emerging Markets.....................             379,822                596               0
Select Equity......................................             794,449            189,515               0
Index Equity.......................................             134,085            549,869               0
Balanced...........................................             501,727             72,507               0

     For the period from October 1, 1995 through January 13, 1996, the Fund paid CCG, PFPC and PDI combined administration fees (after waivers), and CCG, PFPC and PDI waived combined administration fees and reimbursed expenses, as follows:

                                                              FEES PAID
                                                                (AFTER
                   PORTFOLIOS                                  WAIVERS)            WAIVERS        REIMBURSEMENTS
------------------------------------------------------   -------------------   --------------   ------------------
Money Market........................................           $645,001            $51,681              $0
Municipal Money Market..............................            117,010              8,088               0
U.S. Treasury Money Market..........................            242,075             52,266               0
Ohio Municipal Money Market.........................             17,189             12,366               0
Pennsylvania Municipal Money Market.................            143,962             28,455               0
North Carolina Municipal Money Market...............             11,644             17,455               0
Virginia Municipal Money Market.....................                  0             12,768               0
Managed Income......................................            226,271             82,078               0
Government Income...................................                353              6,893               0
Tax-Free Income.....................................              1,455              4,890               0
Intermediate Government Bond........................             69,369             33,385               0
Ohio Tax-Free Income................................                604              3,942               0
Pennsylvania Tax-Free Income........................             23,054             10,922               0
Intermediate Bond...................................             70,091             37,396               0
Large Cap Value Equity..............................            287,181             75,970               0
Large Cap Growth Equity.............................            142,578             32,289               0
Small Cap Growth Equity.............................            105,681             19,886               0
Select Equity.......................................            150,292             28,337               0
Index Equity........................................             32,455             65,337               0
Small Cap Value Equity..............................            127,936              4,181               0
International Equity................................            200,396             30,791               0
International Emerging Markets......................             26,329                  0               0
Balanced............................................             73,163             24,504               0

     For the period from January 14, 1996 (February 1, 1996 in the case of the New Jersey Tax-Free Income and New Jersey Municipal Money Market Portfolios; February 13, 1996 in the case of the International Bond Portfolio; and April 1, 1996 in the case of the Core Bond and Low Duration Bond Portfolios) through September 30, 1996, the Fund paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

                                                              FEES PAID
                                                                (AFTER
                   PORTFOLIOS                                  WAIVERS)            WAIVERS        REIMBURSEMENTS
------------------------------------------------------   -------------------   --------------   ------------------
Money Market......................................           $2,319,935           $460,119            $    0
Municipal Money Market............................              303,192            171,943                 0
U.S. Treasury Money Market........................            1,325,463            264,620                 0
Ohio Municipal Money Market.......................               57,595             37,497                 0
Pennsylvania Municipal Money Market...............              576,488            139,781                 0
North Carolina Municipal Money Market.............               57,612             78,873                 0
Virginia Municipal Money Market...................                    0             60,792             4,868
New Jersey Municipal Money Market.................               47,930             52,585                 0
Managed Income....................................              740,845            412,076                 0
Government Income.................................                1,394             22,902                 0
Tax-Free Income...................................               47,371             37,838                 0
Intermediate Government Bond......................              207,399            118,488                 0
Ohio Tax-Free Income..............................               10,045              6,523                 0
Pennsylvania Tax-Free Income......................               85,441             56,528                 0
Intermediate Bond.................................              221,810            172,503                 0
New Jersey Tax-Free Income........................               68,934             69,374                 0
International Bond................................               27,454             28,993                 0
Core Bond.........................................              196,853            128,743                 0
Low Duration Bond.................................              175,769             83,391                 0
Large Cap Value Equity............................            1,589,313            235,958                 0
Large Cap Growth Equity...........................              729,234            236,170                 0
Small Cap Growth Equity...........................              652,784             17,700                 0
Select Equity.....................................              471,931            198,312                 0
Index Equity......................................               55,265            345,636                 0
Small Cap Value Equity............................              511,980              3,984                 0
International Equity..............................              727,738            201,501                 0
International Emerging Markets....................              147,927                  0                 0
Balanced..........................................              339,671             80,233                 0

     The predecessor portfolios to the New Jersey Municipal Money Market, International Bond and New Jersey Tax-Free Income Portfolios received administrative services from SEI Financial Management Corporation ("SEI"). During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Municipal Money Market Portfolio paid $73,663 and $44,863, respectively, in administration fees to SEI pursuant to the prior administration agreement, and SEI waived $0 and $26,345, respectively, in administration fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Municipal Money Market Portfolio paid the Administrators $3,050 in administration fees, and the Administrators waived $3,691 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the New Jersey Tax-Free Income Portfolio paid $154,232 and $105,029, respectively, in administrative fees to SEI pursuant to the prior administration agreement, and SEI waived $4 and $77,951, respectively, in administrative fees. During the period from January 13, 1996 through January 31, 1996, the New Jersey Tax-Free Income Portfolio paid the Administrators $4,443 in administration fees, and the Administrators waived $5,347 in administration fees. During the period from March 1, 1995 through January 12, 1996 and during the fiscal year ended February 28, 1995, the predecessor portfolio to the International Bond Portfolio paid $77,924 and $81,364, respectively, in administrative fees to SEI pursuant to the prior administration agreement. During the period from January 13, 1996 through January 31, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,141 in administrative fees. During the period from February 1, 1996 through February 12, 1996, the predecessor portfolio to the International Bond Portfolio paid the Administrators $2,357 in administrative fees, and the Administrators waived fees and reimbursed expenses totaling $1,212 and $0, respectively.

   The predecessor portfolios to the Low Duration Bond and Core Bond Portfolios received administrative services from State Street Bank and Trust Company ("State Street"). During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Core Bond Portfolio paid $29,752 and $73,257, respectively, in administrative fees to State Street pursuant to the prior administration agreement, and State Street waived $0 and $0, respectively, in administrative fees. During the period from January 13, 1996 through March 31, 1996, the Core Bond Portfolio paid the Administrators $79,269 in administration fees, and the Administrators waived $60,808 in administration fees. During the period from July 1, 1995 through January 12, 1996 and during the fiscal year ended June 30, 1995, the predecessor portfolio to the Low Duration Bond Portfolio paid $31,578 and $69,234, respectively, in administrative fees to State Street pursuant to the prior administration agreement. During the period from January 13, 1996 through March 31, 1996, the Low Duration Bond Portfolio paid the Administrators $74,552 in administration fees, and the Administrators waived $40,055 in administration fees.

   The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

   CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Fund and PNC Bank, as of January 1, 1999 PNC Bank has assigned its rights and delegated its duties as the Fund's custodian to its affiliate, PFPC Trust Company ("PTC"). Under the Custodian Agreement, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund.

   For its services to the Fund under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PTC is also entitled to out-of-pocket expenses and certain transaction charges. PTC has undertaken to waive its custody fees with respect to the Index Equity Portfolio, which invests substantially all of its assets in the Index Master
Portfolio.

   PFPC, which has its principal offices at 400 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services with respect to the Fund's BlackRock Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of .01% of the average net asset value of outstanding BlackRock Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each series of Investor Shares in each Portfolio, plus disbursements. Until further notice, the transfer agency fees for each series of Investor Shares in each Portfolio will not exceed the annual rate of .10% of the series' average daily net assets.

   PTC serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio bears its pro rata portion of the Index Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

   DISTRIBUTOR AND DISTRIBUTION AND SERVICE PLAN. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor's principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

   Pursuant to the Fund's Amended and Restated Distribution and Service Plan (the "Plan"), the Fund may pay the Distributor and/or BlackRock or any other affiliate of PNC Bank fees for distribution and sales support services. Currently, as described further below, only Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay BlackRock fees for the provision of personal services to shareholders and the processing and administration of shareholder accounts. BlackRock, in turn, determines the amount of the service fee and shareholder processing fee to be paid to brokers, dealers, financial institutions and industry professionals (collectively, "Service Organizations"). The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the "12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

   The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

   With respect to Investor A Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum annual rate of .10% of the average daily net asset value of each Portfolio's outstanding Investor A Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Investor A Shares.

   With respect to Investor B Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the conversion period, after which Investor B Shares automatically convert to Investor A Shares.

   With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Investor C Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

   The Fund is not required or permitted under the Plan to make distribution payments with respect to Service, Institutional or BlackRock Shares. However, the Plan permits BDI, BlackRock, PFPC and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, BlackRock and their affiliates may pay affiliated and unaffiliated financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") would be in addition to the payments by the Fund described in this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for a dealer's examination of the Portfolios and payments for providing extra employee training and information relating to Portfolios; "listing" fees for the placement of the Portfolios on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, BlackRock and their affiliates may make Additional Payments to affiliated and unaffiliated entities for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Fund. The Additional Payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the affiliated and unaffiliated financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash. The Distributor, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

  Service Organizations may charge their clients additional fees for account-related services.

  The Fund intends to enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers ("Customers") who are the beneficial owners of Service, Investor A, Investor B and Investor C Shares. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor B and Investor C Shares owned beneficially by their Customers and .15% (on an annualized basis) of the average daily net asset value of the Service Shares beneficially owned by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers' investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. In consideration for payment of a shareholder processing fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service, Investor A, Investor B and Investor C Shares owned beneficially by their Customers, Service Organizations may provide one or more of these additional services to such
Customers: (i) providing necessary personnel and facilities to establish and maintain Customer accounts and records; (ii) assistance in aggregating and processing purchase, exchange and redemption transactions; (iii) placement of net purchase and redemption orders with the Distributor; (iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with Customer orders to purchase or redeem shares; (vi) processing dividend payments;
(vii) verifying and guaranteeing Customer signatures in connection with redemption orders and transfers and changes in Customer-designated accounts, as necessary; (viii) providing periodic statements showing Customers' account balances and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with a Service Organization;
(ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to Customers; (xi) receiving, tabulating and transmitting to the Fund proxies executed by Customers with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by Customers or the information to the Fund necessary for subaccounting; (xiii) providing sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a Customer may request.

  The Fund may pay Janney Montgomery Scott ("AJMS") a fee of up to .10% (on an annualized basis) of the average daily net asset value of Investor A Shares of each of the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios beneficially owned by JMS customers. This fee is intended to compensate JMS for distribution of, and sales support activities regarding, Investor A Shares of these Portfolios.

   For the twelve months ended September 30, 1998 (from May 1, 1998 through September 30, 1998 in the case of the Micro-Cap Equity Portfolio; from May 11, 1998 through September 30, 1998 in the case of the Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios; and from May 18, 1998 through September 30, 1998 in the case of the GNMA Portfolio), the Portfolios' share classes bore the following distribution, shareholder servicing and shareholder processing fees under the Portfolios' current plans:

                                                  DISTRIBUTION       SHAREHOLDER         SHAREHOLDER
          PORTFOLIOS - INVESTOR A SHARES              FEES         SERVICING FEES      PROCESSING FEES
-----------------------------------------------  --------------   ----------------    -----------------
Money Market...................................        N/A             $753,581            $452,135
U.S. Treasury Money Market.....................        N/A              160,095              96,057
Municipal Money Market.........................        N/A               17,069              10,241
New Jersey Municipal Money Market..............        N/A               81,401              73,921
North Carolina Municipal Money Market..........        N/A                  665                 399
Ohio Municipal Money Market....................        N/A               47,144              28,452
Pennsylvania Municipal Money Market............        N/A              278,841             231,985
Virginia Municipal Money Market................        N/A                2,044               2,044
Low Duration Bond..............................        N/A                3,911               2,346
Intermediate Government Bond...................        N/A               14,736               8,842
Intermediate Bond..............................        N/A                3,073               1,844
Core Bond......................................        N/A                8,835               5,301
Government Income..............................        N/A               13,760               8,256
Managed Income.................................        N/A               34,473              20,683
International Bond.............................        N/A                3,438               2,063
GNMA...........................................        N/A                  104                  62
Tax-Free Income................................        N/A               15,523               9,314
Pennsylvania Tax-Free Income...................        N/A               82,835              49,701
New Jersey Tax-Free Income.....................        N/A                3,275               1,965
Ohio Tax-Free Income...........................        N/A                6,550               3,930
Delaware Tax-Free Income.......................        N/A                2,153               1,292
Kentucky Tax-Free Income.......................        N/A                  233                 140
Large Cap Value Equity.........................        N/A              131,245              78,747
Large Cap Growth Equity........................        N/A               75,068              45,041
Mid-Cap Value Equity...........................        N/A                8,997               5,398
Mid-Cap Growth Equity..........................        N/A                8,529               5,117
Small Cap Value Equity.........................        N/A               95,165              56,875
Small Cap Growth Equity........................        N/A              142,335              85,400
Micro-Cap Equity...............................        N/A                5,416               3,250
International Equity...........................        N/A               65,793              39,476
International Small Cap Equity.................        N/A                2,088               1,253
International Emerging Markets.................        N/A                7,634               4,580
Select Equity..................................        N/A               70,010              42,006
Index Equity...................................        N/A               92,367              55,420
Balanced.......................................        N/A              232,960             139,776

                                                  DISTRIBUTION       SHAREHOLDER         SHAREHOLDER
          PORTFOLIOS - INVESTOR B SHARES              FEES         SERVICING FEES      PROCESSING FEES
-----------------------------------------------  --------------   ----------------    -----------------
Money Market...................................       $3,756            $1,252                  $0
U.S. Treasury Money Market.....................            0                 0                   0
Municipal Money Market.........................            0                 0                   0
New Jersey Municipal Money Market..............            0                 0                   0
North Carolina Municipal Money Market..........            0                 0                   0

                                                  DISTRIBUTION       SHAREHOLDER         SHAREHOLDER
          PORTFOLIOS - INVESTOR B SHARES              FEES         SERVICING FEES      PROCESSING FEES
-----------------------------------------------  --------------   ----------------    -----------------
Ohio Municipal Money Market....................             0                  0                    0
Pennsylvania Municipal Money Market............             0                  0                    0
Virginia Municipal Money Market................             0                  0                    0
Low Duration Bond..............................         1,480                493                  295
Intermediate Government Bond...................           926                305                  186
Intermediate Bond..............................           186                 62                   37
Core Bond......................................        62,169             20,723               12,434
Government Income..............................       141,683             47,228               28,337
Managed Income.................................        17,200              5,733                3,440
International Bond.............................         9,678              3,226                1,936
GNMA...........................................           144                 48                   29
Tax-Free Income................................        11,718              3,906                2,344
Pennsylvania Tax-Free Income...................       107,314             35,771               21,463
New Jersey Tax-Free Income.....................         6,491              2,164                1,298
Ohio Tax-Free Income...........................         6,249              2,083                1,250
Delaware Tax-Free Income.......................         3,712              1,237                  742
Kentucky Tax-Free Income.......................             0                  0                    0
Large Cap Value Equity.........................       211,592             68,864               41,319
Large Cap Growth Equity........................        84,001             28,000               16,833
Mid-Cap Value Equity...........................        42,884             14,295                8,577
Mid-Cap Growth Equity..........................        27,977              9,326                5,595
Small Cap Value Equity.........................       142,116             47,371               28,423
Small Cap Growth Equity........................       326,219            108,740               65,244
Micro-Cap Equity...............................        17,359              5,786                3,472
International Equity...........................        50,717             16,906               10,143
International Small Cap Equity.................        12,947              4,316                2,589
International Emerging Markets.................         9,573              3,191                1,915
Select Equity..................................       239,920             79,973               47,984
Index Equity...................................       535,354            178,187              106,925
Balanced.......................................       266,223             88,741               53,245

                                                  DISTRIBUTION       SHAREHOLDER         SHAREHOLDER
          PORTFOLIOS - INVESTOR C SHARES              FEES         SERVICING FEES      PROCESSING FEES
-----------------------------------------------  --------------   ----------------    -----------------
Money Market...................................         $1,846             $  615              $    0
U.S. Treasury Money Market.....................              0                  0                   0
Municipal Money Market.........................            220                 73                   0
New Jersey Municipal Money Market..............              0                  0                   0
North Carolina Municipal Money Market..........              0                  0                   0
Ohio Municipal Money Market....................              0                  0                   0
Pennsylvania Municipal Money Market............              0                  0                   0
Virginia Municipal Money Market................              0                  0                   0
Low Duration Bond..............................          1,478                493                 296
Intermediate Government Bond...................          1,160                383                 230
Intermediate Bond..............................              0                  0                   0
Core Bond......................................          4,351              1,451                 870
Government Income..............................          9,560              3,187               1,912
Managed Income.................................              0                  0                   0
International Bond.............................          6,934              2,311               1,387
GNMA...........................................              0                  0                   0
Tax-Free Income................................          1,144                381                 229
Pennsylvania Tax-Free Income...................             82                 28                  16
New Jersey Tax-Free Income.....................              0                  0                   0

Ohio Tax-Free Income...........................................           376             125               75
Delaware Tax-Free Income.......................................         1,370             457              274
Kentucky Tax-Free Income.......................................             0               0                0
Large Cap Value Equity.........................................        17,578           5,859            3,516
Large Cap Growth Equity........................................         3,353           1,118              671
Mid-Cap Value Equity...........................................         1,154             385              231
Mid-Cap Growth Equity..........................................         1,140             380              228
Small Cap Value Equity.........................................        36,169          12,056            7,234
Small Cap Growth Equity........................................       105,766          35,255           21,153
Micro-Cap Equity...............................................         3,863           1,288              773
International Equity...........................................         2,024             667              400
International Small Cap Equity.................................         2,907             969              587
International Emerging Markets.................................         3,843             182              109
Select Equity..................................................        10,573           3,524            2,115
Index Equity...................................................       318,410         106,002           63,618
Balanced.......................................................         2,426             809              485

                                                                 DISTRIBUTION     SHAREHOLDER     SHAREHOLDER
                PORTFOLIOS - SERVICE SHARES                          FEES       SERVICING FEES  PROCESSING FEES
--------------------------------------------------------------------------------------------------------------
Money Market...................................................      N/A           $2,543,502       $2,543,502
U.S. Treasury Money Market.....................................      N/A            1,135,869        1,135,869
Municipal Money Market.........................................      N/A              541,231          541,231
New Jersey Municipal Money Market..............................      N/A              138,250          138,250
North Carolina Municipal Money Market..........................      N/A               36,664           36,664
Ohio Municipal Money Market....................................      N/A              105,160          105,160
Pennsylvania Municipal Money Market............................      N/A              351,723          351,723
Virginia Municipal Money Market................................      N/A                8,850            8,850
Low Duration Bond..............................................      N/A              114,731          114,731
Intermediate Government Bond...................................      N/A               80,491           80,491
Intermediate Bond..............................................      N/A               91,232           91,232
Core Bond......................................................      N/A              242,150          242,150
Government Income..............................................      N/A                    0                0
Managed Income.................................................      N/A              494,750          494,750
International Bond.............................................      N/A                9,736            9,736
GNMA...........................................................      N/A                    0                0
Tax-Free Income................................................      N/A               87,979           87,979
Pennsylvania Tax-Free Income...................................      N/A               86,818           86,818
New Jersey Tax-Free Income.....................................      N/A              123,465          123,465
Ohio Tax-Free Income...........................................      N/A               11,589           11,589
Delaware Tax-Free Income.......................................      N/A                    0                0
Kentucky Tax-Free Income.......................................      N/A                    0                0
Large Cap Value Equity.........................................      N/A              960,862          960,862
Large Cap Growth Equity........................................      N/A              449,661          449,661
Mid-Cap Value Equity...........................................      N/A               58,632           58,632
Mid-Cap Growth Equity..........................................      N/A               57,336           57,336
Small Cap Value Equity.........................................      N/A              198,650          198,650
Small Cap Growth Equity........................................      N/A              333,768          333,768
Micro-Cap Equity...............................................      N/A                   39               39
International Equity...........................................      N/A              327,833          327,833
International Small Cap Equity.................................      N/A                  534              534
International Emerging Markets.................................      N/A               76,187           76,187
Select Equity..................................................      N/A              377,268          377,268
Index Equity...................................................      N/A              362,079          362,079
Balanced.......................................................      N/A              288,661          288,661

                                   EXPENSES

  Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder processing fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

                            PORTFOLIO TRANSACTIONS

     In executing portfolio transactions, the adviser and sub-advisers seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Index Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Index Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     No Portfolio has any obligation to deal with any broker or group of brokers in the execution of Portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser and sub-advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term. With respect to the Index Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Index Master Portfolio to determine the effect that the Index Master Portfolio's trading has on the market prices of the securities in which the Index Master Portfolio invests. DFA also checks the rate of commission being paid by the Index Master Portfolio to its brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

     Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

     For the year or period ended September 30, 1998, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                                                                                  Brokerage Commissions
---------------------------------------------------------------------------------------------------------------------
Large Cap Value Equity................................................................              $1,667,505
Large Cap Growth Equity...............................................................               1,078,365
Mid-Cap Value Equity..................................................................                 503,594
Mid-Cap Growth Equity.................................................................                 603,189
Small Cap Value Equity................................................................                 866,282
Small Cap Growth Equity...............................................................               1,081,442
Micro-Cap Equity......................................................................                  14,712
International Equity..................................................................               2,629,819
International Small Cap Equity........................................................                  82,564
International Emerging Markets........................................................                 421,405
Select Equity.........................................................................                 787,916
Balanced..............................................................................                  69,206


  For the year or period ended September 30, 1997, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                                                                                  BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Equity................................................................              $1,309,867
Large Cap Growth Equity...............................................................               1,033,730
Mid-Cap Value Equity..................................................................                 199,394
Mid-Cap Growth Equity.................................................................                 152,521
Small Cap Value Equity................................................................                 612,318
Small Cap Growth Equity...............................................................                 413,189
International Equity..................................................................               1,884,858
International Small Cap Equity........................................................                  57,239
International Emerging Markets........................................................                 570,670
Select Equity.........................................................................                 317,435
Balanced..............................................................................                  75,685

For the year or period ended September 30, 1996, the following Portfolios paid brokerage commissions as follows:

PORTFOLIOS                                                                                  BROKERAGE COMMISSIONS
---------------------------------------------------------------------------------------------------------------------
Large Cap Value Equity................................................................              $1,455,318
Large Cap Growth Equity...............................................................                 696,494
Small Cap Growth Equity...............................................................                 165,153
Select Equity.........................................................................                 443,114
Index Equity..........................................................................                  44,380
Small Cap Value Equity................................................................                 380,356
International Equity..................................................................               1,912,522
Balanced..............................................................................                  95,277
International Emerging Markets........................................................                 588,860


   For the Index Master Portfolio's fiscal years ended November 30, 1996, 1997 and 1998, the Index Master Portfolio paid brokerage commissions totaling $72,562, $116,563 and $15,841, respectively.

   Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

   Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

   Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

   The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

   Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BIMC, BFM, PNC Bank, PTC, BIL, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock Advisors, Inc., BIMC, BFM, PNC Bank, PTC, BIL, PFPC, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

   The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Index Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Index Master Portfolio's shares.

   The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1998, the following Portfolios held the following securities:

              PORTFOLIO                                 Security                                 Value
------------------------------------------------------------------------------------------------------------
Money Market
------------
Bear Stearns & Company                              Variable Rate Obligation                    $ 12,004,916
Lehman Brothers, Inc.                               Commercial Paper                             138,302,472
Merrill Lynch & Co.                                 Commercial Paper                              98,703,149
Morgan Stanley & Co., Inc.                          Variable Rate Obligation                      10,002,416
Paine Webber, Jackson & Curtis, Inc.                Paine Webber Liquid Institutional Reserves
                                                    Money Market Fund                              5,396,776
U.S. Treasury Money Market
--------------------------
Bear Stearns & Company                              Repurchase Agreement                          40,000,000
Greenwich Capital                                   Repurchase Agreement                          40,000,000
Goldman, Sachs & Co.                                Repurchase Agreement                          40,000,000
J.P. Morgan Securities Corporation                  Repurchase Agreement                          40,000,000
Lehman Brothers                                     Repurchase Agreement                          40,000,000
Merrill Lynch & Co.                                 Repurchase Agreement                          40,000,000
Morgan Stanley & Co., Inc.                          Repurchase Agreement                         205,800,000
SBC Warburg, Dillon, Reed                           Repurchase Agreement                          40,000,000

Low Duration Bond
-----------------
Bear Stearns & Company                              Multiple Class Mortgage Pass-Through           5,287,611
J.P. Morgan Securities Corporation                  Commercial Mortgage-Backed Security            2,000,625
Lehman Brothers, Inc.                               Corporate Bond                                 1,573,183
Merrill Lynch & Co.                                 Mortgage Pass-Through                          7,274,576
Morgan Stanley & Co., Inc.                          Commercial Mortgage-Backed Security            2,728,849

Immediate Government Bond
-------------------------
CS First Boston Corporation                         Commercial Mortgage-Backed Security               18,957
Merrill Lynch & Co.                                 Commercial Mortgage-Backed Security            3,475,748

              PORTFOLIO                                 Security                                    Value
------------------------------------------------------------------------------------------------------------
Morgan Stanley Co., Inc.                            Commercial Mortgage-Backed Security            4,470,236

                    PORTFOLIO                                        Security                      Value
------------------------------------------------------------------------------------------------------------
Intermediate Bond
-----------------
Bear Stearns & Company                              Corporate Bond                                 5,154,060
Donaldson, Lufkin & Jenrette Securities Corp.       Commercial Mortgage-Backed Security            9,435,049
J.P. Morgan Securities Corporation                  Commercial Mortgage-Backed Security            4,001,250
J.P. Morgan Securities Corporation                  Corporate Bond                                 3,340,027
Lehman Brothers                                     Corporate Bond                                 4,123,880
Merrill Lynch & Co.                                 Mortgage Pass-Through                          2,865,214
Morgan Stanley Co., Inc.                            Commercial Mortgage-Backed Security            9,745,910

Core Bond
---------
CS First Boston Corporation                         Commercial Mortgage-Backed Security            2,659,677
CS First Boston Corporation                         Multiple Class Mortgage Pass-Through           5,866,836
Donaldson, Lufkin & Jenrette Securities Corp.       Commercial Mortgage-Backed Security           10,825,974
Goldman, Sachs & Co.                                Commercial Mortgage-Backed Security            3,141,422
Goldman, Sachs & Co.                                Corporate Bond                                 3,836,438
J.P. Morgan Securities Corporation                  Commercial Mortgage-Backed Security            1,983,483
J.P. Morgan Securities Corporation                  Corporate Bond                                    90,271
Lehman Brothers, Inc.                               Corporate Bond                                12,887,227
Merrill Lynch & Co.                                 Mortgage Pass-Through                          5,588,570
Merrill Lynch & Co.                                 Corporate Bond                                 4,276,153

Government Income
-----------------
Donaldson, Lufkin & Jenrette Securities Corp.       Commercial Mortgage-Backed Security              300,765
Goldman, Sachs & Co.                                Commercial Mortgage-Backed Security              504,037
Merrill Lynch & Co.                                 Commercial Mortgage-Backed Security               70,197
Morgan Stanley, Dean Witter & Co., Inc.             Commercial Mortgage-Backed Security              450,503

GNMA
----
Morgan Stanley & Co., Inc.                          Commercial Mortgage-Backed Security              756,819

Managed Income
--------------
CS First Boston Corporation                         Commercial Mortgage-Backed Security            4,115,812
Donaldson, Lufkin & Jenrette Securities Corp.       Commercial Mortgage-Backed Security           19,750,249
Goldman, Sachs & Company                            Corporate Bonds                               18,054,906
J.P. Morgan Securities Corporation                  Commercial Mortgage-Backed Security            2,479,353
Lehman Brothers, Inc.                               Corporate Bond                                14,838,083
Merrill Lynch & Co.                                 Corporate Bond                                 8,705,026
Merrill Lynch & Co.                                 Mortgage Pass-Throughs                        20,072,154
Morgan Stanley, Dean Witter & Co., Inc.             Commercial Mortgage-Backed Security            2,136,379
Paine Webber, Jackson & Curtis, Inc.                Corporate Bond                                 5,020,292

Large Cap Value Equity
----------------------
Morgan Stanley & Co., Inc.                          Common Stock                                  28,389,900

Select Equity
-------------

                    PORTFOLIO                                        Security                      Value
------------------------------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.                          Common Stock                                  13,357,987

Balanced
--------
Bear Stearns & Co.                                  Corporate Bond                                 1,061,130
J.P. Morgan Securities Corporation                  Commercial Mortgage-Backed Security              495,871
Lehman Brothers, Inc.                               Corporate Bond                                 3,790,388
Merrill Lynch & Co.                                 Commercial Mortgage-Backed Security            3,869,950
Merrill Lynch & Co.                                 Corporate Bond                                 2,036,263
Morgan Stanley & Co., Inc.                          Common Stock                                   6,269,900


                      PURCHASE AND REDEMPTION INFORMATION

INVESTOR SHARES

   PURCHASE OF SHARES. The minimum investment for the initial purchase of shares is $500; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund's investment adviser, sub-advisers, Distributor or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

   Effective August 15, 1998, the Small Cap Growth Equity Portfolio will be closed to new investors, with the exception of investors who purchase through the following PNC Bank departments: Charitable and Endowment Management; Private Bank; and Institutional Trust, including defined benefit, defined contribution and Vested Interest7 plans. In addition, the Portfolio will continue to be open to wrap and retirement programs that are already invested in the Portfolio and to certain payroll deduction programs. Shareholders of the Portfolio as of August 15, 1998 will be permitted to make additional investments in current accounts.

   PURCHASES THROUGH BROKERS. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. If payment is not received within the period described above, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

   PURCHASES THROUGH THE TRANSFER AGENT. Investors may also purchase Investor Shares by completing and signing the Account Application Form and mailing it to the transfer agent, together with a check in at least the minimum initial purchase amount payable to BlackRock Funds. The Fund does not accept third party checks for initial or subsequent investments. An Account Application Form may be obtained by calling (800) 441-7762. The name of the Portfolio with respect to which shares are purchased must also appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, specify the class of Investor Shares and include the name of the account registration and the shareholder account number. Before wiring any funds, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions.

   OTHER PURCHASE INFORMATION. Shares of each Portfolio of the Fund are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a "Business Day"). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

   In the event that a shareholder acquiring Investor A Shares on or after May 1, 1998 at a future date meets the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholders Investor A

Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of the Portfolio having the same aggregate net asset value as the shares converted.

   Unless a sales charge waiver applies, Investor B shareholders of a Bond or Equity Portfolio pay a contingent deferred sales charge if they redeem during the first six years after purchase, and Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor B or Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

   Investor B Shares of the Portfolios purchased on or before January 12, 1996 are subject to a CDSC of 4.50% of the lesser of the original purchase price or the net asset value of Investor B Shares at the time of redemption. This deferred sales charge is reduced for shares held more than one year. Investor B Shares of a Portfolio purchased on or before January 12, 1996 convert to Investor A Shares of the Portfolio at the end of six years after purchase. For more information about Investor B Shares purchased on or before January 12, 1996 and the deferred sales charge payable on their redemption, call PFPC at (800) 441-7762.

DEALER REALLOWANCES

   The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of the Funds' Non-Money Market Investor A Shares.

LOW DURATION BOND PORTFOLIO:
                                                            Reallowance or
                                                            PLACEMENT FEES
       Amount of Transaction                              TO DEALERS (AS % OF
       AT OFFERING PRICE                                   OFFERING PRICE)*
Less than $25,000                                                2.50%
$25,000 but less than $50,000                                    2.25
$50,000 but less than $100,000                                   2.00
$100,000 but less than $250,000                                  1.75
$250,000 but less than $500,000                                  1.25
$500,000 but less than $1,000,000                                0.75
$1-2 million                                                     0.75
$2-3 million                                                     0.75
$3-5 million                                                     0.50
$5-10 million                                                    0.44
$10-15 million                                                   0.38
$15-20 million                                                   0.25
$20-40 million                                                   0.25


INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, CORE BOND, GNMA, TAX-FREE INCOME, PENNSYLVANIA TAX -FREE INCOME, NEW JERSEY TAX-FREE INCOME, OHIO TAX-FREE INCOME, DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS:

                                                            Reallowance or
                                                            PLACEMENT FEES
       Amount of Transaction                              TO DEALERS (AS % OF
       AT OFFERING PRICE                                   OFFERING PRICE)*
Less than $25,000                                                3.50%
$25,000 but less than $50,000                                    3.25
$50,000 but less than $100,000                                   3.00
$100,000 but less than $250,000                                  2.50

$250,000 but less than $500,000                                  1.50
$500,000 but less than $1,000,000                                0.75
$1-2 million                                                     1.00
$2-3 million                                                     1.00
$3-5 million                                                     0.50
$5-10 million                                                    0.50
$10-15 million                                                   0.50
$15-20 million                                                   0.25
$20-40 million                                                   0.25

* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

GOVERNMENT INCOME AND MANAGED INCOME PORTFOLIOS:
                                                            Reallowance or
                                                            PLACEMENT FEES
       Amount of Transaction                              TO DEALERS (AS % OF
       AT OFFERING PRICE                                   OFFERING PRICE)*
                                                                 4.00 %
$25,000 but less than $50,000                                    3.75
$50,000 but less than $100,000                                   3.50
$100,000 but less than $250,000                                  3.00
$250,000 but less than $500,000                                  2.00
$500,000 but less than $1,000,000                                1.25
$1-2 million                                                     1.00
$2-3 million                                                     1.00
$3-5 million                                                     0.50
$5-10 million                                                    0.50
$10-15 million                                                   0.50
$15-20 million                                                   0.25
$20-40 million                                                   0.25


INTERNATIONAL BOND PORTFOLIO:
                                                            Reallowance or
                                                            PLACEMENT FEES
       Amount of Transaction                              TO DEALERS (AS % OF
       AT OFFERING PRICE                                   OFFERING PRICE)*
Less than $25,000                                                4.50%
$25,000 but less than $50,000                                    4.25
$50,000 but less than $100,000                                   4.00
$100,000 but less than $250,000                                  3.50
$250,000 but less than $500,000                                  2.50
$500,000 but less than $1,000,000                                1.50
$1-2 million                                                     1.00
$2-3 million                                                     1.00
$3-5 million                                                     0.50
$5-10 million                                                    0.50
$10-15 million                                                   0.50
$15-20 million                                                   0.25
$20-40 million                                                   0.25

* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

ALL EQUITY PORTFOLIOS EXCEPT THE MICRO-CAP EQUITY PORTFOLIO, INTERNATIONAL PORTFOLIOS AND INDEX EQUITY PORTFOLIO:

                                                            REALLOWANCE OR
                                                            PLACEMENT FEES
                     AMOUNT OF TRANSACTION                TO DEALERS (AS % OF
                       AT OFFERING PRICE                   OFFERING PRICE)*
Less than $25,000                                                4.00%
$25,000 but less than $50,000                                    3.75
$50,000 but less than $100,000                                   3.50
$100,000 but less than $250,000                                  3.00
$250,000 but less than $500,000                                  2.00
$500,000 but less than $1,000,000                                1.25
$1-2 million                                                     1.00
$2-3 million                                                     1.00
$3-5 million                                                     0.50
$5-10 million                                                    0.50
$10-15 million                                                   0.50
$15-20 million                                                   0.25
$20-40 million                                                   0.25

MICRO-CAP EQUITY, INTERNATIONAL EQUITY, INTERNATIONAL EMERGING MARKETS AND INTERNATIONAL SMALL CAP EQUITY PORTFOLIOS:

                                                            REALLOWANCE OR
                                                            PLACEMENT FEES
                     AMOUNT OF TRANSACTION                TO DEALERS (AS % OF
                       AT OFFERING PRICE                   OFFERING PRICE)*
Less than $25,000                                                4.50%
$25,000 but less than $50,000                                    4.25
$50,000 but less than $100,000                                   4.00
$100,000 but less than $250,000                                  3.50
$250,000 but less than $500,000                                  2.50
$500,000 but less than $1,000,000                                1.50
$1-2 million                                                     1.00
$2-3 million                                                     1.00
$3-5 million                                                     0.50
$5-10 million                                                    0.50
$10-15 million                                                   0.50
$15-20 million                                                   0.25
$20-40 million                                                   0.25

No front-end sales loads are reallowed to dealers on sales of Index Equity Portfolio Investor A Shares.



* The Distributor may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

     During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. The Distributor, BlackRock, Inc. and/or their affiliates may also pay additional compensation, out of their assets and not as an additional charge to the Portfolios, to dealers in connection with the sale and distribution of shares (such as additional payments based on new sales), and may, subject to applicable NASD regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash.

     The following special purchase plans result in the waiver or reduction of sales charges for Investor A, B or C shares of each of the Equity and Bond Portfolios.

SALES CHARGE WAIVERS FOR EACH OF THE EQUITY AND BOND PORTFOLIOS-INVESTOR A
SHARES

     QUALIFIED PLANS. In general, the sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate in purchases of Investor A Shares of the Portfolios aggregating less than $500,000 will be 1.00%. No sales charge will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate in purchases of Investor A Shares of the Portfolio aggregating less than $500,000 will be 2.50% (1.50% with respect to the Index Equity Portfolio). The above schedule will apply to purchases by such Qualified Plans of Investor A Shares aggregating $500,000 and above.

     The Fund has established different waiver arrangements with respect to the sales charge on Investor A Shares of the Portfolios for purchases through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.

     Investor A Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the initial sales charge on purchases through an eligible 401(k) plan participating in a Merrill Lynch 401(k) Program (an "ML 401(k) Plan") if:

      (i) the ML 401(k) Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

      (iii) the ML 401(k) Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   OTHER. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of each of the Bond and Equity Portfolios without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their spouses and minor children); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with the Distributor; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge:
(a) persons investing through an authorized payroll deduction plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption in Investor A Shares that would otherwise be subject to front-end sales charges equals at least $250,000; and (d) persons participating in a "wrap account" or similar program under which they pay advisory fees to a broker-dealer or other financial institution. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

REDUCED SALES CHARGES FOR EACH OF THE EQUITY AND BOND PORTFOLIOS-INVESTOR A
SHARES

   Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares.
In any event, the Fund will not accept any purchase order for $1,000,000 or more of Investor B Shares or Investor C Shares.

   QUANTITY DISCOUNTS.  Larger purchases may reduce the sales charge price.
Upon notice to the investor's broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; (b) a trustee or fiduciary of a single trust estate or single fiduciary account; or (c) any organized group which has been in existence for more than six months, if it is not organized for the purpose of buying redeemable securities of a registered investment company, and if the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense.
An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

   RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Investor A Shares in any of the Non-Money Market Portfolios that are subject to a front-end sales charge or the total amount of an investor's initial investment in such shares, less redemptions (whichever is greater) may be combined with the amount of the investor's current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A Shares must be called to the attention of PFPC by the investor at the time of the current purchase.

   REINVESTMENT PRIVILEGE. Upon redemption of Investor A Shares of a Non-Money Market Portfolio (or Investor A Shares of another Non-Money Market Portfolio of the Fund), a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds without any sales charges. PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time purchase is made in order to eliminate a sales charge. An investor should consult a tax adviser concerning the tax consequences of use of the reinvestment privilege.

   LETTER OF INTENT. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Investor A Shares of a Non-Money Market Portfolio which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. The investor must instruct PFPC upon making subsequent purchases that such purchases are subject to a Letter of Intent. All dividends and capital gains of a Portfolio that are invested in additional Investor A Shares of the same Portfolio are applied to the Letter of Intent.

   During the term of a Letter of Intent, the Fund's transfer agent will hold Investor A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

   If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

   PURCHASES OF INVESTOR B SHARES. Investor B Shares of the Non-Money Market Portfolios are subject to a deferred sales charge if they are redeemed within six years of purchase. Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor C Shares.

   PURCHASES OF INVESTOR C SHARES. Investor C Shares of the Non-Money Market Portfolios are subject to a deferred sales charge of 1.00% based on the lesser of the offering price or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund's Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares and Investor B Shares.

   EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE- INVESTOR B AND INVESTOR C SHARES. The contingent deferred sales charge on Investor B Shares and Investor C Shares of the Non-Money Market Portfolios is not charged in connection with: (1) exchanges described in "Exchange Privilege" below; (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 702;
(3) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (4) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B Shares or Investor C Shares; (5) involuntary redemptions of Investor B Shares or Investor C Shares in accounts with low balances as described in "Redemption of Shares" below; and (6) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Systematic Withdrawal Plan" below. In addition, no contingent deferred sales charge is charged on Investor B Shares or Investor C Shares acquired through the reinvestment of dividends or distributions. The Fund also waives the contingent deferred sales charge on redemptions of Investor B Shares of the Portfolio purchased through certain Qualified Plans participating in programs whose sponsors or administrators have entered into arrangements with the Fund.

   Investor B Shares of the Non-Money Market Portfolios will be made available to plan participants at net asset value with the waiver of the contingent deferred sales charge if the shares were purchased through an ML 401(k) Plan if:

          (i) the ML 401(k) Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets invested in Applicable Investments; or

          (ii) the ML 401(k) Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the ML 401(k) Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

          (iii) the ML 401(k) Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the ML 401(k) Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   ML 401(k) Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Investor B shares of Non-Money Market Portfolios of the Fund convert to Investor A shares once the ML 401(k) Plan has reached $5 million invested in Applicable Investments. The ML 401(k) Plan will receive a plan-level share conversion.

   When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares and Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

SHAREHOLDER FEATURES

   EXCHANGE PRIVILEGE. Investor A, Investor B and Investor C Shares of each Portfolio may be exchanged for shares of the same class of other portfolios of the Fund which offer that class of shares, based on their respective net asset values. Exchanges of Investor A Shares may be subject to the difference between the sales charge previously paid on the exchanged shares and the higher sales charge (if any) payable with respect to the shares acquired in the exchange. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of the Money Market Portfolios for Investor A Shares of the Fund's Non-Money Market Portfolios. Similarly, exchanges of Investor B or Investor C Shares of a Money Market Portfolio for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Fund will also be subject to a CDSC, unless an exemption applies. Investor A Shares of the Portfolios are only exchangeable for Investor A Shares of the Fund's other Portfolios, Investor B Shares of the Portfolios are only exchangeable for Investor B Shares of the Fund's other Portfolios, and Investor C Shares of the Portfolios are only exchangeable for Investor C Shares of the Fund's other Portfolios. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Investor B and Investor C Shares, the holding period of the Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange. No exchange fee is imposed by the Fund.

   Investor A Shares of Money Market Portfolios of the Fund that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a portfolio subject to differential sales charges as applicable.

   The exchange of Investor B and Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

   A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Investor A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at (800)

441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

   If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

   Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

   The Fund reserves the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

   The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. Exchange orders may also be sent by mail to the shareholder's broker or to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

   By use of the exchange privilege, the investor authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

   A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Investor A Shares, Investor B Shares or Investor C Shares of a Non-Money Market Portfolio.

   Automatic Investment Plan ("AIP"). Investor Share Shareholders and certain Service Share Shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund in 1996 may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PFPC. The minimum pre-authorized investment amount is $50.

   Systematic Withdrawal Plan ("SWP"). The Fund offers a Systematic Withdrawal Plan which may be used by Investor Share Shareholders and certain Service Share Shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with the PNC(R) Fund in 1996 who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP application Form which may be obtained from PFPC.

   Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on the redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit are still subject to the applicable CDSC.

   REDEMPTION OF SHARES. Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

   A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

   Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding Investor A Share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

   Investor A shareholders of the Money Market Portfolios may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by PFPC, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with PFPC. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. PNC bank, as the investor=s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a service charge may be incurred. Checks may not be presented for cash payments at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

   PAYMENT OF REDEMPTION PROCEEDS. The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

   The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

   With respect to the Index Master Portfolio, when the Trustees of the Trust determine that it would be in the best interests of the Index Master Portfolio, the Index Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Index Master Portfolio of the shares being redeemed in lieu of cash in accordance with Rule 18f-1 under the 1940 Act. Investors, such as the Index Equity Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

   Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

   The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund's Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

   COMPUTATION OF PUBLIC OFFERING PRICES FOR INVESTOR A SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Investor A Share of the respective Non-Money Market Portfolios, based on the value of such Portfolios' net assets as of September 30, 1998 follows:

                                                   LOW         INTERMEDIATE   INTERMEDIATE     CORE     GOVERNMENT
                                                DURATION        GOVERNMENT        BOND         BOND       INCOME
                                             BRAND PORTFOLIO  BOND PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                            ----------------  --------------  ------------  ---------  -----------
Net Assets.................................       $2,849,832      $7,971,816    $1,648,048  $5,108,250   6,045,305

Outstanding Shares.........................          284,206         760,875       170,349     504,846     557,445
                                                  ==========      ==========    ==========  ==========  ==========

Net Asset Value Per Share..................       $    10.03      $    10.48    $     9.67  $    10.12  $    10.84
Maximum Sales Charge, 4.00% of offering
 price (4.17% of net asset value per
  share)*..................................              .31             .44           .40         .42         .51
                                                  ----------      ----------    ----------  ----------  ----------
Offering to Public.........................       $    10.34      $    10.92    $    10.07  $    10.54  $    11.35
                                                  ==========      ==========    ==========  ==========  ==========

_____________________
* 3.00%/3.09% for Low Duration Bond Portfolio; 4.50%/4.71% for Government Income Portfolio.

                                                                                            PENNSYLVANIA  NEW JERSEY
                                         MANAGED     INTERNATIONAL              TAX-FREE      TAX-FREE     TAX-FREE
                                          INCOME         BOND         GNMA       INCOME        INCOME       INCOME
                                        PORTFOLIO      PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ---------    -------------  ---------   ---------   ----------    -----------
Net Assets...........................   $14,896,948     $1,705,546   $534,964   $6,440,125   $34,711,436   $1,431,926

Outstanding Shares...................     1,399,501        151,735     52,918      549,031     3,112,945      118,608
                                        ===========     ==========   ========   ==========   ===========   ==========

Net Asset Value Per Share............   $     10.64     $    11.24   $  10.11   $    11.73   $     11.15   $    12.07
Maximum Sales Charge, 4.00% of
 offering price (4.17% of net asset
 value per share)*...................           .50            .59        .48          .49           .46          .50
                                        -----------     ----------   --------   ----------   -----------   ----------
Offering to Public...................   $     11.14     $    11.83   $  10.59   $    12.22   $     11.61   $    12.57
                                        ===========     ==========   ========   ==========   ===========   ==========

_____________________

* 4.50%/4.71% for Managed Income and for GNMA Portfolios; 5.00%/5.26% for International Bond Portfolio.

                                     OHIO                                               LARGE CAP     LARGE CAP      MID-CAP
                                   TAX-FREE        DELAWARE                               VALUE         GROWTH        VALUE
                                    INCOME         TAX-FREE       KENTUCKY TAX-FREE       EQUITY        EQUITY       EQUITY
                                   PORTFOLIO   INCOME PORTFOLIO    INCOME PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                   ---------   ----------------   -----------------    ----------     ---------     ---------
Net Assets......................   $2,774,273        $2,545,965        $974,980         $51,150,997   $33,339,983   $3,983,378

Outstanding Shares..............      255,026           246,371          94,577           3,483,278     1,845,833      375,407
                                   ==========        ==========        ========         ===========   ===========   ==========

Net Asset Value Per Share.......   $    10.88        $    10.33        $  10.31         $     14.68   $     18.06   $    10.61

Maximum Sales Charge, 4.50% of
 offering price (4.71% of net
 asset value per share)*........          .45               .43             .43                 .69           .85          .50
                                   ----------        ----------        --------         -----------   -----------   ----------
Offering to Public..............   $    11.33        $    10.76        $  10.74         $     15.37   $     18.91   $    11.11
                                   ==========        ==========        ========         ===========   ===========   ==========

                                      MID-CAP
                                      GROWTH
                                      EQUITY
                                     PORTFOLIO
                                     ---------
Net Assets......................     $4,089,848

Outstanding Shares..............        371,177
                                     ==========

Net Asset Value Per Share.......     $    11.02

Maximum Sales Charge, 4.50% of
 offering price (4.71% of net
 asset value per share)*........            .52
                                     ----------
Offering to Public..............     $    11.54
                                     ==========

_____________________

* 4.00%/4.17% for Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios.

                                                           SMALL CAP                   INTERNATIONAL  INTERNATIONAL
                                            SMALL CAP       GROWTH      INTERNATIONAL   SMALL CAP      EMERGING
                                           VALUE EQUITY     EQUITY        EQUITY         EQUITY         MARKETS
                                            PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                           -----------------------------------------------------------------------
Net Assets...............................   $34,286,072   $48,190,163    $26,637,346       $848,493     $1,835,321

Outstanding Shares.......................     2,304,673     2,814,694      2,027,205         88,952        420,881
                                            ===========   ===========    ===========       ========     ==========

Net Asset Value Per Share................   $     14.88   $     17.12    $     13.14       $   9.54     $     4.36
Maximum Sales Charge, 5.00% of offering             .70           .81            .69            .50            .23
 price                                      -----------   -----------    -----------       --------     ----------
  (5.26% of net asset value per share)*..
Offering to Public.......................   $     15.58   $     17.93    $     13.83       $  10.04     $     4.59
                                            ===========   ===========    ===========       ========     ==========


________________
*    4.50%/4.71% for Small Cap Value Equity and Small Cap Growth Equity
     Portfolios.


                                                                               SELECT        INDEX
                                                          MICRO-CAP EQUITY     EQUITY        EQUITY        BALANCED
                                                             PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                       ---------------------------------------------------------------
Net Assets......................................             $6,100,311      $35,359,044     $42,891,252   $96,795,124

Outstanding Shares..............................                650,470        2,079,728       2,183,440     5,280,298
                                                             ==========      ===========     ===========   ===========

Net Asset Value Per Share.......................             $     9.38      $     17.00     $     19.64   $     18.33
Maximum Sales Charge, 4.50% of offering price                       .49              .80             .61           .86
 (4.71% of net asset value per share)*..........             ----------      -----------     -----------   -----------
Offering to Public..............................             $     9.87      $     17.80     $     20.25   $     19.19
                                                             ==========      ===========     ===========   ===========

__________________

* 5.00%/5.269% for Micro-Cap Equity Portfolio; 3.00%/3.09% for Index Equity Portfolio.


   Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1998 (for the period from May 1, 1998 through September 30, 1998 in the case of the Micro-Cap Equity Portfolio; and for the period from May 11, 1998 through September 30, 1998 in the case of the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio; and for the period from May 18, 1998 through September 30, 1998 in the case of the GNMA Portfolio) were as follows:

                                                                                        FRONT-END
                                PORTFOLIOS                                             SALES CHARGES
---------------------------------------------------------------------------------------------------------------------
Low Duration Bond.........................................................                $  3,210
Intermediate Government Bond..............................................                   6,951
Intermediate Bond.........................................................                   4,428
Core Bond.................................................................                  39,660
Government Income.........................................................                  51,567
Managed Income............................................................                  47,124
International Bond........................................................                  21,051
GNMA......................................................................                     607
Tax-Free Income...........................................................                  10,786
Pennsylvania Tax-Free Income..............................................                  73,272
New Jersey Tax-Free Income................................................                   5,120
Ohio Tax-Free Income......................................................                   3,344
Delaware Tax-Free Income..................................................                  33,955
Kentucky Tax-Free Income..................................................                       0
Large Cap Value Equity....................................................                 243,863
Large Cap Growth Equity...................................................                 150,956
Mid-Cap Value Equity......................................................                  70,975
Mid-Cap Growth Equity.....................................................                  41,375
Small Cap Value Equity....................................................                 244,947
Small Cap Growth Equity...................................................                 275,225
Micro-Cap Equity..........................................................                 172,918
International Equity......................................................                  57,797
International Small Cap Equity............................................                  15,651
International Emerging Markets............................................                  10,774
Select Equity.............................................................                 367,339
Index Equity..............................................................                 258,498
Balanced..................................................................                 295,492

                                                                                      FRONT-END
                         PORTFOLIOS                                                 SALES CHARGES
---------------------------------------------------------------------------------------------------------
Kentucky Tax-Free Income..................................................                      0
Large Cap Value Equity....................................................                243,863
Large Cap Growth Equity...................................................                150,956
Mid-Cap Value Equity......................................................                 70,975
Mid-Cap Growth Equity.....................................................                 41,375
Small Cap Value Equity....................................................                244,947
Small Cap Growth Equity...................................................                275,225
Micro-Cap Equity..........................................................                172,918
International Equity......................................................                 57,797
International Small Cap Equity............................................                 15,651
International Emerging Markets............................................                 10,774
Select Equity.............................................................                367,339
Index Equity..............................................................                258,498
Balanced..................................................................                295,492

   Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1997 (for the period from December 27, 1996 through September 30, 1997 in the case of the Mid-Cap Growth Equity and Mid-Cap Value Equity Portfolios; and for the period from September 26, 1997 through September 30, 1997 in the case of the International Small Cap Equity Portfolio) were as follows:

                                                                                       FRONT-END
                                PORTFOLIOS                                           SALES CHARGES
---------------------------------------------------------------------------------------------------------
Low Duration Bond.........................................................                $  3,758
Intermediate Government Bond..............................................                  11,644
Intermediate Bond.........................................................                   7,367
Core Bond.................................................................                  39,657
Government Income.........................................................                  32,856
Managed Income............................................................                  68,493
International Bond........................................................                  29,718
Tax-Free Income...........................................................                  19,830
Pennsylvania Tax-Free Income..............................................                  80,642
New Jersey Tax-Free Income................................................                   4,104
Ohio Tax-Free Income......................................................                   5,336
Large Cap Value Equity....................................................                 277,224
Large Cap Growth Equity...................................................                 146,897
Mid-Cap Value Equity......................................................                  55,834
Mid-Cap Growth Equity.....................................................                  46,954
Small Cap Value Equity....................................................                 107,051
Small Cap Growth Equity...................................................                 668,832
International Equity......................................................                 104,956
International Small Cap Equity............................................                       0
International Emerging Markets............................................                  49,056
Select Equity.............................................................                 272,796
Index Equity..............................................................                 159,501
Balanced..................................................................                 223,646

     Total front-end sales charges paid by shareholders of Investor A Shares of the Portfolios for the year or period ended September 30, 1996 (for the period from February 1, 1996 through September 30, 1996 in the case of the New Jersey Tax-Free Income and International Bond Portfolios; for the period from April 1, 1996 through September 30, 1996 in the case of the Low Duration Bond and Core Bond Portfolios) were as follows:

                                                                                       FRONT-END
                                 PORTFOLIOS                                          SALES CHARGES
---------------------------------------------------------------------------------------------------------
Managed Income...............................................................             $ 43,417
Tax-Free Income..............................................................                9,109
Intermediate Government Bond.................................................               22,989
Ohio Tax-Free Income.........................................................                4,649
Pennsylvania Tax-Free Income.................................................               81,436
Intermediate Bond............................................................                8,598
Large Cap Value Equity.......................................................              141,011
Large Cap Growth Equity......................................................               95,694
Small Cap Growth Equity......................................................              344,911
Select Equity................................................................               44,112
Index Equity.................................................................               78,263
Small Cap Value Equity.......................................................               51,676
International Equity.........................................................               85,795
Balanced.....................................................................              143,547
International Emerging Markets...............................................               18,147
Government Income............................................................               30,034
Core Bond....................................................................                8,481
New Jersey Tax Free Income...................................................               17,606
Low Duration Bond............................................................                6,294
International Bond...........................................................             $  7,565

     For the period from January 13, 1996 through January 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the New Jersey Tax-Free Income Portfolio were $435. For the period from January 13, 1996 through March 31, 1996, the total front-end sales charges paid by the shareholders of Investor A Shares of the Low Duration Bond and Core Bond Portfolios were $3,848 and $1,723, respectively.

INSTITUTIONAL AND BLACKROCK SHARES


     PURCHASE OF SHARES. Institutional Shares are offered to institutional investors, including (a) registered investment advisers with a minimum investment of $500,000 and (b) the trust departments of PNC Bank and its affiliates (collectively, "PNC") on behalf of clients for whom PNC (i) acts in a fiduciary capacity (excluding participant-direct employee benefit plans) or otherwise has investment discretion or (ii) acts as custodian with respect to at least $2,000,000 in assets, and individuals with a minimum investment of $2,000,000. The minimum initial investment for institutions is $5,000. There is no minimum subsequent investment requirement.


     BlackRock Shares are offered to institutional investors with a minimum investment of $5,000,000. There is no minimum subsequent investment requirement.

     Payment for Institutional and BlackRock Shares must normally be made in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. The Fund does not accept third party checks for initial or subsequent investments.

     In the event that a shareholder acquiring Institutional Shares on or after May 1, 1998 ceases to meet the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Institutional

Shares will, upon the direction of the Fund's distributor, automatically be converted to shares of another class of the Portfolio having the same aggregate net asset value as the shares converted. If, at the time of conversion, an institution offering Service Shares of the Portfolio is acting on the shareholder's behalf, then the shareholder's Institutional Shares will be converted to Service Shares of the Portfolio. If not, then the shareholder's Institutional Shares will be converted to Investor A Shares of the Portfolio. Service Shares are currently authorized to bear additional service and processing fees at the aggregate annual rate of .30% of average daily net assets, while Investor A Shares are currently authorized to bear additional service, processing and distribution fees at the aggregate annual rate of .50% of average daily net assets.

     The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional and BlackRock Shares and may suspend and resume the sale of shares of any Portfolio at any time.

     REDEMPTION OF SHARES. Payment for redeemed shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

     The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     Institutional Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

SERVICE SHARES

     PURCHASE OF SHARES. Purchase orders for each Portfolio except the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

     Purchase orders for the U.S. Treasury Money Market Portfolio may be placed by telephoning PFPC at (800) 441-76450 no later than 4:00 p.m. (Eastern time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time); orders received after 12:00 noon (Eastern
Time) but before 4:00 p.m. (Eastern Time) will be executed at 4:00 p.m. (Eastern
Time). If payment for such orders is not received by 4:00 p.m. (Eastern Time), the order will be canceled and notice thereof will be given to the Institution placing the order. Orders will not be accepted after 4:00 p.m. (Eastern Time). Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon (Eastern Time.)

     In the event that a shareholder acquiring Service Shares on or after May 1, 1998 (other than a former shareholder of The Compass Capital Group as described above) ceases to meet the eligibility standards for purchasing Service Shares, then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Investor A Shares of the Portfolio having the same aggregate net asset value as the shares converted. Investor A Shares are currently authorized to bear additional service and distribution fees at the aggregate annual rate of
 .20% of average daily net assets. In the event that a shareholder acquiring Service Shares on or after May 1, 1998 subsequently satisfies the eligibility standards for purchasing Institutional Shares (other than due to fluctuations in market value), then the shareholder's Service Shares will, upon the direction of the Fund's distributor, automatically be converted to Institutional Shares of Portfolio having the same aggregate net asset value as the shares converted.

     The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of any Portfolio at any time.

     REDEMPTION OF SHARES. Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the fund's custodian is also open for business. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, Inc., an earlier payment could adversely affect a Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may redeem Service Shares in any Portfolio account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

     The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act.

     Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administer.

     If shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemptions privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.

     Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio's combination with The PNC Fund may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.

DIVIDENDS AND DISTRIBUTIONS

     EQUITY PORTFOLIOS. Each of the Equity Portfolios of the Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income of each of the Equity Portfolios is declared quarterly as a dividend to investors who are shareholders of the Portfolio at the close of business on the day of declaration. All dividends are paid not later than ten days after the end of each quarter. Any net realized capital gains (including net short-term capital gains) will be distributed by each Portfolio of the Fund at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees.

     Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects to receive distributions in cash. This election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to distributions paid after its receipt by PFPC.


     The Index Equity Portfolio seeks its investment objective by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity portfolio is allocated its distributive share of the income, gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio's distributive share of such items, plus gain, if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio's expenses incurred in operations will constitute the Index Equity Portfolio's net income from which dividends are distributed as described above.

     BOND PORTFOLIOS. Each of the Bond Portfolios will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. Each Portfolio declares a dividend each day on "settled" shares (i.e., shares for which the particular Portfolio has received payment in Federal funds) on the first Business Day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two Business Days of receipt. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Portfolio at least annually.

     MONEY MARKET PORTFOLIOS. Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Money Market Portfolio in which they invest. Each Money Market Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

     Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

     Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

                       VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

     MONEY MARKET PORTFOLIOS. The net asset value for each class of each share of the Money Market Portfolios for the purpose of pricing purchase and redemption orders is determined twice each day, once as of 12:00 noon (Eastern
Time) and once as of 4:00 p.m. (Eastern Time) on each day the NYSE is open for business (a "Business Day"). Each Portfolio's net asset value per share is calculated by adding the value of all securities, cash and other assets of the respective classes of the Portfolio, subtracting the liabilities and dividing the result by the number of outstanding shares of such classes. The net asset value per share of each class of each Portfolio is determined independently of the other classes and the other Portfolios.

     The Fund seeks to maintain for each of the Money Market Portfolios a net asset value of $1.00 per share for purposes of purchase and redemptions and values their portfolio securities on the basis of the amortized cost method of valuation.

     Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

     Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

     EQUITY PORTFOLIOS. Net asset value is calculated separately for each class of shares of each Equity Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Equity Portfolio is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day; securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of foreign issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Equity, International Emerging Markets and International Small Cap Equity Portfolios may be traded on foreign exchanges or over-the-counter markets on days on which a Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

     A Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities.

     The valuation of securities held by the Index Master Portfolio is discussed in its Registration Statement.

     BOND PORTFOLIOS. Net asset value is calculated separately for each class of shares of each Bond Portfolio as of the close of regular trading hours on the NYSE on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by each Bond Portfolio is as follows: domestic securities traded on a national securities exchange or on the NASDAQ National Market system are valued at the last reported sale price that day; domestic securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on that day are valued at the mean of the bid and asked prices; foreign securities traded on a recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE (if a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used); foreign securities traded on a recognized stock exchange for which there were no sales on that day are valued at the mean of the bid and asked prices; other securities are valued on the basis of valuations provided by a pricing service approved by the Board of Trustees, provided that if the investment adviser or sub-adviser concludes that the price provided by a pricing service does not represent the fair value of a security, such security will be valued at fair value determined by the adviser or sub-adviser based on quotations or the equivalent thereof received from dealers; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); the amortized cost method of valuation is used with respect to debt obligations with sixty days or less remaining to maturity; and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Trustees. Any securities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the International Bond Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Portfolio's net asset value is not calculated. In such cases, the net asset value of the Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

                            PERFORMANCE INFORMATION

     A Portfolio may quote performance in various ways. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns.

     Each of the Money Market Portfolios may advertise its "yield", "effective yield" and total return for each class of Investor Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a particular class of a Portfolio's Investor shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounded effect of this assumed reinvestment. A Municipal Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.

     The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.

     Each Money Market Portfolio's current and effective yields for Service, Investor A, Investor B, Investor C and Institutional Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Investor A, Investor B, Investor C or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7).
                         ----
The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1.
In addition, a standardized "tax-equivalent current yield" may be quoted for Service, Investor A, Investor B, Investor C and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing that portion of the Fund's yield (as calculated above) that is exempt from Federal or State income tax by one minus a stated Federal or state income tax rate; and (b) adding the quotient to that portion of the Fund's yield that is not tax-exempt. A standardized "tax equivalent effective yield quotation" may be computed separately for each class by:(a) dividing the portion of the Portfolio's effective yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the effective yield that is not exempt from Federal and state income tax.

     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1998 before waivers was as follows:


                                                                                        TAX-EQUIVALENT          TAX-EQUIVALENT
                                                                                         CURRENT YIELD          EFFECTIVE YIELD
                                                                                           (ASSUMES A              (ASSUMES A
                                                                                         FEDERAL INCOME          FEDERAL INCOME
               PORTFOLIOS                          YIELD        EFFECTIVE YIELD          TAX RATE OF 28%)        TAX RATE OF 28%)
---------------------------------------------------------------------------------------------------------------------------------
Money Market
 Institutional Shares                              5.02    %         5.15    %              6.97    %               7.15    %
 Service Shares                                    4.72              4.83                   6.56                    6.17
 Investor A Shares                                 4.64              4.75                   6.44                    6.60
 Investor B Shares                                 3.95              4.03                   5.49                    5.60
 Investor C Shares                                 3.95              4.03                   5.49                    5.60
U.S. Treasury Money Market
 Institutional Shares                              4.74    %         4.85    %              6.58    %               6.74    %
 Service Shares                                    4.44              4.54                   6.17                    6.31
 Investor A Shares                                 4.34              4.43                   6.03                    6.15
Municipal Money Market
 Institutional Shares                              3.05    %         3.10    %              4.24    %               4.31    %
 Service Shares                                    2.75              2.79                   3.82                    3.88
 Investor A Shares                                 2.58              2.61                   3.58                    3.63
 Investor C Shares                                 1.98              2.00                   2.75                    2.78
New Jersey Municipal Money Market
 Institutional Shares                              3.04    %         3.09    %              4.22    %               4.29    %
 Service Shares                                    2.74              2.78                   3.81                    3.86
 Investor A Shares                                 2.53              2.56                   3.51                    3.56
North Carolina Municipal Money Market
 Institutional Shares                              3.12    %         3.17    %              4.33    %               4.40    %
 Service Shares                                    2.82              2.86                   3.92                    3.97
 Investor A Shares                                 2.64              2.67                   3.67                    3.71
Ohio Municipal Money Market
 Institutional Shares                              3.21    %         3.26    %              4.46    %               4.53    %
 Service Shares                                    2.91              2.95                   4.04                    4.10
 Investor A Shares                                 2.73              2.77                   3.79                    3.85
Pennsylvania Municipal Money Market
 Institutional Shares                              3.13    %         3.18    %              4.35    %               4.42    %
 Service Shares                                    2.83              2.87                   3.93                    3.99
 Investor A Shares                                 2.67              2.71                   3.71                    3.76
Virginia Municipal Money Market
 Institutional Shares                              3.25    %         3.30    %              4.51    %               4.58    %
 Service Shares                                    2.95              2.99                   4.10                    4.15
 Investor A Shares                                 2.68              2.72                   3.72                    3.78



     The Investor B Class had not commenced operations as of September 30, 1998, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1998, except with respect to the Money Market Portfolio and the Municipal Money Market Portfolio.


     The annualized yield information for each Money Market Portfolio for the seven-day period ended September 30, 1998 after waivers was as follows:

                                                                                      TAX-EQUIVALENT      TAX-EQUIVALENT
                                                                                      CURRENT YIELD       EFFECTIVE YIELD
                                                                                        (ASSUMES A           (ASSUMES A
                                                                                      FEDERAL INCOME      FEDERAL INCOME
                  PORTFOLIOS                      YIELD         EFFECTIVE YIELD       TAX RATE OF 28%)    TAX RATE OF 28%)
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Institutional Shares                               5.26%             5.40%                   7.31%                    7.50%
                                                    ----              ----                    ----                     ----
 Service Shares                                     4.96              5.08                    6.89                     7.06
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  4.88              5.00                    6.78                     6.94
                                                    ----              ----                    ----                     ----
 Investor B Shares                                  4.19              4.28                    5.82                     5.94
                                                    ----              ----                    ----                     ----
 Investor C Shares                                  4.19              4.28                    5.82                     5.94
                                                    ----              ----                    ----                     ----
U.S. Treasury Money Market
 Institutional Shares                               5.05%             5.18%                   7.01%                    7.19%
                                                    ----              ----                    ----                     ----
 Service Shares                                     4.75              4.86                    6.60                     6.75
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  4.65              4.76                    6.46                     6.61
                                                    ----              ----                    ----                     ----
Municipal Money Market
 Institutional Shares                               3.37%             3.43%                   4.68%                    4.76%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.07              3.12                    4.26                     4.33
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  2.90              2.94                    4.03                     4.08
                                                    ----              ----                    ----                     ----
 Investor C Shares                                  2.30              2.33                    3.19                     3.24
                                                    ----              ----                    ----                     ----
New Jersey Municipal Money Market
 Institutional Shares                               3.41%             3.47%                   4.74%                    4.82%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.11              3.16                    4.32                     4.39
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  2.90              2.94                    4.03                     4.08
                                                    ----              ----                    ----                     ----
North Carolina Municipal Money Market
 Institutional Shares                               3.57%             3.63%                   4.96%                    5.04%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.27              3.32                    4.54                     4.61
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  3.09              3.14                    4.29                     4.36
                                                    ----              ----                    ----                     ----
Ohio Municipal Money Market
 Institutional Shares                               3.57%             3.63%                   4.96%                    5.04%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.27              3.32                    4.54                     4.61
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  3.09              3.14                    4.29                     4.36
                                                    ----              ----                    ----                     ----
Pennsylvania Municipal Money Market
 Institutional Shares                               3.45%             3.51%                   4.79%                    4.88%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.15              3.20                    4.38                     4.44
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  2.99              3.03                    4.15                     4.21
                                                    ----              ----                    ----                     ----
Virginia Municipal Money Market
 Institutional Shares                               3.72%             3.79%                   5.17%                    5.26%
                                                    ----              ----                    ----                     ----
 Service Shares                                     3.42              3.48                    4.75                     4.83
                                                    ----              ----                    ----                     ----
 Investor A Shares                                  3.15              3.20                    4.38                     4.44
                                                    ----              ----                    ----                     ----

     The Investor B Class had not commenced operations as of September 30, 1998, except with respect to the Money Market Portfolio. The Investor C Class had not commenced operations as of September 30, 1998, except with respect to the Money Market Portfolio and the Municipal Money Market Portfolio.

     The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Investor A Shares; and yields on Investor A Shares will generally be higher than yields on Investor B Shares and Investor C Shares.

     From time to time, in advertisements, sale literature, reports to shareholders and other materials, the yields of a Money Market Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and relevant securities indexes. For example, the yield of a Portfolio's Service, Investor A, Investor B, Investor C or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT(R), a widely-recognized independent publication that monitors the performance of money market funds, the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds. Yield may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve system. In addition, each Money Market Portfolio may quote from time to time its total return in accordance with SEC regulations.

     TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:


                        ERV  /1/n/

                    T = [(-----)  - 1]
                         P

          Where:    T =  average annual total return.

              ERV  =     ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     In calculating the ending redeemable value for Investor A Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor B Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. In calculating the ending redeemable value for Investor C Shares of the Fund's Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period, and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor portfolio which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to a reorganization consummated on January 13, 1996 (February 13, 1996 with respect to the International Bond Portfolio):

                                                               COMMENCEMENT OF
NON-MONEY MARKET              PREDECESSOR                      OPERATIONS OF
PORTFOLIO                     PORTFOLIO                        PREDECESSOR PORTFOLIO
---------                     ---------                        ---------------------
New Jersey Tax-Free Income    Compass Capital Group            July 1, 1991
Portfolio                     New Jersey Municipal Bond Fund

                                                               COMMENCEMENT OF
NON-MONEY MARKET                 PREDECESSOR                   OPERATIONS OF
PORTFOLIO                        PORTFOLIO                     PREDECESSOR PORTFOLIO
---------                        ---------                     ---------------------
International Bond Portfolio     Compass Capital Group         July 1, 1991
                                 International Fixed Income
                                 Fund

Core Bond Portfolio              BFM Institutional Trust       December 9, 1992
                                 Core Fixed Income Portfolio

Low Duration Bond Portfolio      BFM Institutional Trust       July 17, 1992
                                 Short Duration Portfolio

     In connection with the conversion of various common trust funds maintained by PNC Bank and PNC Bank, Delaware ("PNC-DE"), an affiliate of PNC Bank, into the Fund between May 1 and May 15, 1998 (the "CTF Conversion"), the Delaware Tax-Free Income Portfolio was established to receive the assets of the DE Tax-Free Income Fund of PNC-DE, the Kentucky Tax-Free Income Portfolio was established to receive the assets of the KY Tax-Free Income Fund of PNC Bank and the GNMA Portfolio was established to receive the assets of the GNMA Fund of PNC Bank. Performance information presented for the following Non-Money Market Portfolios includes performance information for a corresponding predecessor common trust fund which transferred its assets and liabilities to the related Non-Money Market Portfolio pursuant to the CTF Conversion:

                                                             COMMENCEMENT OF
NON-MONEY MARKET             PREDECESSOR                     OPERATIONS OF
PORTFOLIO                    PORTFOLIO                       PREDECESSOR PORTFOLIO
---------                    -----------                     ---------------------
Delaware Tax-Free Income     PNC-DE Tax-Free Income Fund     October 20, 1965
Portfolio

Kentucky Tax Free Income     PNC KY Tax-Free Income Fund     September 6, 1966
Portfolio

GNMA Portfolio               PNC GNMA Fund                   June 1, 1990

     Performance information presented for the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio is based upon the performance of the DE Tax-Free Income Fund, the KY Tax-Free Income Fund and the GNMA Fund, respectively, for periods prior to the CTF Conversion.

     Each Non-Money Market Portfolio presents performance information for each class thereof since the commencement of operations of that Portfolio (or the related predecessor portfolio), rather than the date such class was introduced. As a result, where a Portfolio includes performance information of a related predecessor portfolio, the Fund Inception Date indicated in the following tables is the inception date of the related predecessor portfolio. Performance information for each class introduced after the commencement of operations of the related Portfolio (or predecessor portfolio) is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B Shares) when presented inclusive of sales charges. Additional performance information is presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing and processing fees and other expenses actually incurred during the periods presented and have not been restated, in cases in which the performance information for a particular class includes the performance history of a predecessor class or predecessor classes, to reflect the ongoing expenses currently borne by the particular class.

     Based on the foregoing, the average annual total returns for each Non-Money Market Portfolio for periods ended September 30, 1998 were as follows*:


                                                                          INVESTOR A SHARES
                                                                          -----------------

                                                            INVESTOR A SHARES                                        TOTAL RETURN
                                                            TOTAL RETURN (NAV)                                      (LOAD ADJUSTED)
                             -------------------------------------------------------------------------------------------------------
                                                                                                   10 YEAR ANN. (OR
                                                                                                      SINCE FUND
                               FUND INCEPTION  CLASS INTRO                                          INCEPTION ANN.,
                                   DATE          DATE        1 YEAR    3 YEAR ANN.   5 YEAR ANN.      IF SHORTER)     1 YEAR
                             -------------------------------------------------------------------------------------------------------

Large Cap Value Equity           04/20/92      05/02/92       (2.63)     17.15          15.78             15.32         (7.03)
Large Cap Growth Equity          11/01/89      03/14/92       11.16      20.50          14.92             13.42          6.17
Mid Cap Value Equity             12/27/96      12/27/96      (14.06)       N/A            N/A              5.81        (17.91)
Mid Cap Growth Equity            12/27/96      12/27/96       (8.42)       N/A            N/A              6.20        (12.53)
Small Cap Value                  04/13/92      06/02/92      (17.43)      4.66          10.98             13.16        (21.14)
Small Cap Growth                 09/14/93      09/15/93      (22.31)      9.05          13.16             14.07        (25.82)
Micro Cap Equity                 05/01/98      05/01/98         N/A        N/A            N/A            (14.17)         N/A
International Equity             04/27/92      06/02/92       (7.56)      4.38           5.04              7.82        (12.20)
International Small Cap Equity   09/26/97      09/26/97       (3.98)       N/A            N/A             (4.21)        (8.74)
International Emerging Markets   06/17/94      06/17/94      (53.79)    (18.37)           N/A            (16.65)       (56.12)
Select Equity                    09/13/93      10/13/93        3.62      20.59          17.01             16.76         (1.02)
Index Equity                     04/20/92      06/02/92        8.37      21.73          18.98             16.78          5.12
Balanced                         05/14/90      05/14/90       10.19      17.12          13.89             13.31          5.22
Low Duration Bond                07/17/92      01/12/96        6.78       5.89           5.64              5.53          3.58
Intermediate Government Bond     04/20/92      05/11/92        9.32       7.06           5.46              6.42          4.96
Intermediate Bond                09/17/93      05/20/94        8.30       6.97           5.36              5.34          3.92
Core Bond                        12/09/92      01/31/96       10.04       7.93           6.77              7.59          5.64
Government Income                10/03/94      10/04/94       11.13       8.64            N/A             10.03          6.17
GNMA                             06/01/90      05/18/98        8.35       7.55           6.33              8.03          4.03
Managed Income                   11/01/89      02/05/92        8.74       7.41           5.65              7.87          3.85
International Bond               07/01/91      04/22/96       11.98      11.57           9.38              9.92          6.38
Tax-Free Income                  05/14/90      05/14/90        8.34       8.28           6.19              8.06          4.03
Pennsylvania Tax-Free Income     12/01/92      12/01/92        8.04       7.26           5.70              6.85          3.71
New Jersey  Tax-Free Income      07/01/91      01/26/96        8.10       6.84           5.52              7.45          3.78
Ohio Tax-Free Income             12/01/92      12/01/92        8.05       7.24           5.57              6.33          3.71
Delaware Tax-Free Income         10/20/65      05/11/98        7.32       5.81           4.70              5.81          3.01
Kentucky Tax-Free Income         09/06/66      05/11/98        7.48       5.92           4.96              6.42          3.15

                                                       TOTAL RETURN (LOAD ADJUSTED)
                                                -------------------------------------
                                                                   10 YEAR ANN. (OR
                                                                       SINCE FUND
                                                                     INCEPTION ANN.,
                                        3 YEAR ANN.   5 YEAR ANN.      IF SHORTER)
                                      ----------------------------------------------------
Large Cap Value Equity                  15.36           14.72             14.50
Large Cap Growth Equity                 18.67           13.86             12.83
Mid Cap Value Equity                     N/A             N/A               3.08
Mid Cap Growth Equity                    N/A             N/A               3.46
Small Cap Value                          9.08            9.96             12.35
Small Cap Growth                         7.38           12.12             13.03
Micro Cap Equity                         N/A             N/A             (24.12)
International Equity                     2.60            3.97              6.96
International Small Cap Equity           N/A             N/A              (8.97)
International Emerging Markets         (19.76)           N/A             (17.65)
Select Equity                           18.76           16.30             15.70
Index Equity                            20.50           18.26             16.23
Balanced                                15.33           12.84             12.69
Low Duration Bond                        4.82            5.00              5.02
Intermediate Government Bond             5.61            4.60              5.74
Intermediate Bond                        5.52            4.50              4.49
Core Bond                                6.47            5.90              6.84
Government Income                        7.00            N/A               8.77
GNMA                                     6.11            5.47              7.50
Managed Income                           5.77            4.68              7.32
International Bond                       9.68            8.26              9.14
Tax-Free Income                          6.82            5.33              7.53
Pennsylvania Tax-Free Income             5.82            4.84              6.10
New Jersey  Tax-Free Income              5.40            4.66              6.84
Ohio Tax-Free Income                     5.79            4.71              5.58
Delaware Tax-Free Income                 4.39            3.84              5.38
Kentucky Tax-Free Income                 4.49           4.11              5.98

_______________________
*   Operations not yet commenced.

105                            INVESTOR B SHARES
---                            -----------------

                                                                                         INVESTOR B SHARES
                                                                                         TOTAL RETURN (NAV)
                                                                           ---------------------------------------------------
                                                        FUND INCEPTION     CLASS INTRO               3 YEAR
                                                            DATE              DATE        1 YEAR      ANN.      5 YEAR ANN.
                                                        --------------     -----------   --------    -------    ------------
Large Cap Value Equity............................         4/20/92            1/18/96     (3.45)       16.35         15.31
Large Cap Growth Equity...........................         11/1/89            1/24/96     10.33        19.65         14.43
Mid Cap Value Equity..............................        12/27/96           12/27/96    (14.66)         N/A           N/A
Mid cap Growth Equity.............................        12/27/96           12/27/96     (9.19)         N/A           N/A
SmallCap Value Equity.............................         4/13/92            10/3/94    (18.08)        9.94         10.35
SmallCap Growth Equity............................         9/14/93            1/18/96    (22.89)        8.25         12.66
Micro-Cap Equity..................................          5/1/98             5/1/98       N/A          N/A           N/A
International Equity..............................         4/27/92            10/3/94     (8.19)        3.68          4.49
International Small Cap Equity....................         9/26/97            9/26/97     (4.73)         N/A           N/A
International Emerging Markets....................         6/17/94            4/25/96    (54.13)      (18.82)          N/A
Select Equity.....................................         9/13/93            3/27/96      2.90        19.83         16.57
Index Equity......................................         4/20/92             2/7/96      7.63        20.98         18.54
Balanced..........................................         5/14/90            10/3/94      9.40        16.26         13.24
Low Duration Bond.................................         7/17/92           11/18/96      5.99         5.41          5.35
Intermediate Government Bond......................         4/20/92           10/11/96      8.51         6.55          5.15
Intermediate Bond.................................         9/17/93             2/5/98      7.83         6.81          5.27
Core Bond.........................................         12/9/92            3/18/96      9.20         7.24          6.37
Government Income.................................         10/3/94            10/3/94     10.31         7.85           N/A
GNMA..............................................          6/1/90            5/18/98      7.57         6.75          5.55
Managed Income....................................         11/1/89            7/15/97      7.94         7.12          5.48
International Bond................................          7/1/91            4/19/96     11.15        10.88          8.97
Tax-Free Income...................................         5/14/90            7/18/96      7.53         7.69          5.83
Pennsylvania Tax-Free Income......................         12/1/92            10/3/94      7.56         6.57          5.14
New Jersey Tax-Free Income........................          7/1/91             7/2/96      7.30         6.24          5.16
Ohio Tax-Free Income..............................         12/1/92           10/13/94      7.25         6.44          4.92
Delaware Tax-Free Income..........................        10/20/65            5/11/98      6.54         5.02          3.92
Kentucky Tax-Free Income..........................          9/6/66            5/11/98      6.69         5.14          4.18

                                                                              TOTAL RETURN (LOAD ADJUSTED)
                                                       --------------------------------------------------------------------------
                                                                                                                      10 YEAR ANN.
                                                       10 YEAR ANN. (OR                                             (OR SINCE FUND
                                                        SINCE FUND                                                      INCEPTION
                                                       INCEPTION ANN.,                                                    ANN.,
                                                         IF SHORTER)        1 YEAR    3 YEAR ANN.   5 YEAR ANN.       IF SHORTER)
                                                       -----------------   -------    -----------   -----------     --------------
Large Cap Value Equity............................          14.95           (7.79)        14.98         14.84          14.95
Large Cap Growth Equity...........................          13.15            5.37         18.24         13.97          13.15
Mid Cap Value Equity..............................           5.25          (18.50)          N/A           N/A           2.84
Mid Cap Growth Equity.............................           5.55          (13.27)          N/A           N/A           3.13
SmallCap Value Equity.............................          12.68          (21.74)         8.64          9.91          12.68
SmallCap Growth Equity............................          13.57          (26.36)         6.97         12.21          13.34
Micro-Cap Equity..................................         (14.39)            N/A           N/A           N/A         (23.17)
International Equity..............................           7.38          (12.30)         2.45          4.07           7.38
International Small Cap Equity....................          (4.95)          (9.02)          N/A           N/A          (8.70)
International Emerging Markets....................         (16.65)         (56.12)       (19.76)          N/A         (17.65)
Select Equity.....................................          16.32           (1.73)        18.41         16.10          16.09
Index Equity......................................          16.45            2.79         19.55         18.06          16.45
Balanced..........................................          12.92            4.48         14.88         12.78          12.92
Low Duration Bond.................................           5.30            1.22          4.16          4.92           5.30
Intermediate Government Bond......................           6.17            3.63          5.29          4.73           6.17
Intermediate Bond.................................           5.25            2.98          5.55          4.85           5.04
Core Bond.........................................           7.24            4.29          5.98          5.94           7.05
Government Income.................................           9.25            5.35          6.39           N/A           8.00
GNMA..............................................           7.22            2.73          5.49          5.12           7.22
Managed Income....................................           7.78            3.08          5.86          5.06           7.78
International Bond................................           9.63            6.15          9.57          8.53           9.63
Tax-Free Income...................................           7.84            2.69          6.42          5.40           7.84
Pennsylvania Tax-Free Income......................           6.38            2.72          5.31          4.71           6.20
New Jersey Tax-Free Income........................           7.20            2.47          4.99          4.74           7.20
Ohio Tax-Free Income..............................           5.78            2.42          5.19          4.50           5.59
Delaware Tax-Free Income..........................           5.02            1.75          3.78          3.50           5.02
Kentucky Tax-Free Income..........................           5.63            1.89          3.89          3.76           5.63

-----------------
*   Operations not yet commenced.

                               INVESTOR C SHARES
                               -----------------

                                                                                          INVESTOR C SHARES
                                                                                          TOTAL RETURN (NAV)
                                                                -----------------------------------------------------------------
                                                                                                                 10 YEAR ANN. (OR
                                                                                                                    SINCE FUND
                                               FUND INCEPTION   CLASS INTRO                                       INCEPTION ANN.,
                                                    DATE           DATE        1 YEAR   3 YEAR ANN.  5 YEAR ANN.    IF SHORTER)

                                               --------------   -----------    ------   -----------  ----------- ----------------
Large Cap Value Equity........................     04/20/92       08/16/96      (3.45)     16.35        15.31          14.95
Large Cap Growth Equity.......................     11/01/89       01/24/97      10.33      19.65        14.43          13.15
Mid Cap Value Equity..........................     12/27/96       12/27/96     (14.66)       N/A          N/A           5.25
Mid Cap Growth Equity.........................     12/27/96       12/27/96      (9.19)       N/A          N/A           5.55
Small Cap Value Equity........................     04/13/92       10/01/96     (18.08)      9.94        10.35          12.68
Small Cap Growth Equity.......................     09/14/93       09/06/96     (22.89)      8.25        12.66          13.57
Micro-Cap Equity..............................     05/01/98       05/01/98        N/A        N/A          N/A         (14.39)
International Equity..........................     04/27/92       12/05/96      (8.19)      3.68         4.49           7.38
International Small Cap Equity................     09/26/97       09/26/97      (4.73)       N/A          N/A          (4.95)
International Emerging Markets................     06/17/94       03/21/97     (54.13)    (18.82)         N/A         (16.65)
Select Equity.................................     09/13/93       09/27/96       2.90      19.83        16.57          16.32
Index Equity..................................     04/20/92       08/14/96       7.63      20.98        18.54          16.45
Balanced......................................     05/14/90       12/20/96       9.40      16.26        13.24          12.92
Low Duration Bond.............................     07/17/92       02/24/97       5.99       5.41         5.35           5.30
Intermediate Government Bond..................     04/20/92       10/08/96       8.51       6.55         5.15           6.17
Core Bond.....................................     12/09/92       02/28/97       9.20       7.24         6.37           7.24
Government Income.............................     10/03/94       02/28/97      10.31       7.85          N/A           9.25
GNMA..........................................     06/01/90       05/18/98       7.57       6.75         5.55           7.22
International Bond............................     07/01/91       09/11/96      11.15      10.88         8.97           9.63
Tax-Free Income...............................     05/14/90       02/28/97       7.53       7.69         5.83           7.84
Pennsylvania Tax-Free Income..................     12/01/92       08/14/98       7.56       6.57         5.14           6.38
Ohio Tax-Free Income..........................     12/01/92       08/25/98       7.25       6.44         4.92           5.78
Delaware Tax-Free Income......................     10/20/65       05/11/98       6.54       5.02         3.92           5.02
Kentucky Tax-Free Income......................     09/06/66       05/11/98       6.69       5.14         4.18           5.63

                                                                  TOTAL RETURN (LOAD ADJUSTED)
                                                   -------------------------------------------------------
                                                                                          10 YEAR ANN. (OR
                                                                                             SINCE FUND
                                                                                           INCEPTION ANN.,
                                                    1 YEAR   3 YEAR ANN.   5 YEAR ANN.       IF SHORTER)
                                                   -------   -----------   -----------    ----------------
Large Cap Value Equity........................       (4.42)      N/A           N/A               N/A
Large Cap Growth Equity.......................        9.23       N/A           N/A               N/A
Mid Cap Value Equity..........................      (15.51)      N/A           N/A              5.25
Mid Cap Growth Equity.........................      (10.10)      N/A           N/A              5.55
Small Cap Value Equity........................      (18.90)      N/A           N/A               N/A
Small Cap Growth Equity.......................      (23.66)      N/A           N/A               N/A
Micro-Cap Equity..............................         N/A       N/A           N/A               N/A
International Equity..........................       (9.11)      N/A           N/A               N/A
International Small Cap Equity................       (5.68)      N/A           N/A             (4.95)
International Emerging Markets................      (54.59)      N/A           N/A               N/A
Select Equity.................................        1.87       N/A           N/A               N/A
Index Equity..................................        6.55       N/A           N/A               N/A
Balanced......................................        8.31       N/A           N/A               N/A
Low Duration Bond.............................        4.93       N/A           N/A               N/A
Intermediate Government Bond..................       19.75       N/A           N/A               N/A
Core Bond.....................................        8.11       N/A           N/A               N/A
Government Income.............................        9.21       N/A           N/A               N/A
GNMA..........................................        6.49       N/A           N/A               N/A
International Bond............................       10.04       N/A           N/A               N/A
Tax-Free Income...............................        6.45       N/A           N/A               N/A
Pennsylvania Tax-Free Income..................        6.48       N/A           N/A               N/A
Ohio Tax-Free Income..........................        6.18       N/A           N/A               N/A
Delaware Tax-Free Income......................        5.47       N/A           N/A               N/A
Kentucky Tax-Free Income......................        5.62       N/A           N/A               N/A

________________
*   Operations not yet commenced.

                                SERVICE SHARES
                                --------------

                                                                                             Service Shares
                                                                                           Total Return (NAV)
                                                                                     ------------------------------
                                                                  Fund Inception      Class Intro
                                                                       Date               Date            1 Year
                                                                  ---------------    -------------     ------------
Large Cap Value Equity.......................................        04/20/92           07/29/93          (2.50)
Large Cap Growth Equity......................................        11/01/89           07/28/93          11.33
Mid Cap Value Equity.........................................        12/27/96           12/27/96         (13.94)
Mid Cap Growth Equity........................................        12/27/96           12/27/96          (8.32)
Small Cap Value Equity.......................................        04/13/92           07/29/93         (17.33)
Small Cap Growth Equity......................................        09/14/93           09/15/93          (22.4)
Micro-Cap Equity.............................................        05/01/98           05/01/98            N/A
International Equity.........................................        04/27/92           07/29/93          (7.34)
International Small Cap Equity...............................        09/26/97           09/26/97          (3.62)
International Emerging Markets...............................        06/17/94           06/17/94         (53.62)
Select Equity................................................        09/13/93           09/15/93           3.77
Index Equity.................................................        04/20/92           07/29/93           8.54
Balanced.....................................................        05/14/90           07/29/93          10.43
Low Duration Bond............................................        07/17/92           01/12/96           6.96
Intermediate Government Bond.................................        04/20/92           07/29/93           9.50
Intermediate Bond............................................        09/17/93           09/23/93           8.48
Core Bond....................................................        12/09/92           01/12/96          10.24
GNMA.........................................................        06/01/90           05/18/98           8.53
Managed Income...............................................        11/01/89           07/29/93           8.93
International Bond...........................................        07/01/91           07/01/91          12.17
Tax-Free Income..............................................        05/14/90           07/29/93           8.52
Pennsylvania Tax-Free Income.................................        12/01/92           07/29/93           8.19
New Jersey Tax-Free Income...................................        07/01/91           07/01/91           8.28
Ohio Tax-Free Income.........................................        12/01/92           07/29/93           8.23
Delaware Tax-Free Income.....................................        10/20/65           05/11/98           7.50
Kentucky Tax-Free Income.....................................        09/06/66           05/11/98           7.66

                                                                                     Service Shares
                                                                                    Total Return (NAV)
                                                                    ---------------------------------------------------
                                                                                                       10 Year Ann. (or
                                                                                                          Since Fund
                                                                                                        Inception Ann.,
                                                                    3 Year Ann.      5 Year Ann.          if shorter)
                                                                    -----------      -----------       ----------------
Large Cap Value Equity.......................................           17.32            15.95               15.44
Large Cap Growth Equity......................................           20.67            15.10               13.53
Mid Cap Value Equity.........................................             N/A              N/A                6.03
Mid Cap Growth Equity........................................             N/A              N/A                6.42
Small Cap Value Equity.......................................           10.91            11.11               13.28
Small Cap Growth Equity......................................            9.18            13.31               14.21
Micro-Cap Equity.............................................             N/A              N/A              (13.95)
International Equity.........................................            4.56             5.21                7.96
International Small Cap Equity...............................             N/A              N/A               (3.85)
International Emerging Markets...............................          (18.19)             N/A              (53.73)
Select Equity................................................           20.77            17.16               16.93
Index Equity.................................................           21.86            19.14               16.91
Balanced.....................................................           17.30            14.04               13.40
Low Duration Bond............................................            6.05             5.73                5.61
Intermediate Government Bond.................................            7.23             5.57                6.50
Intermediate Bond............................................            7.10             5.48                5.46
Core Bond....................................................            8.10             6.88                7.68
GNMA.........................................................            7.73             6.51                8.21
Managed Income...............................................            7.60             5.87                7.99
International Bond...........................................           11.73             9.47                9.98
Tax-Free Income..............................................            8.47             6.38                8.18
Pennsylvania Tax-Free Income.................................            7.42             5.81                6.95
New Jersey Tax-Free Income...................................            7.01             5.62                7.51
Ohio Tax-Free Income.........................................            7.41             5.62                6.36
Delaware Tax-Free Income.....................................            5.98             4.87                5.98
Kentucky Tax-Free Income.....................................            6.10             5.14                6.60

_____________________
*  Operations not yet commenced.

                                                               INSTITUTIONAL SHARES
                                                               --------------------


                                                                                                     INSTITUTIONAL SHARES
                                                                                                      TOTAL RETURN (NAV)
                                                               -------------------------------------------------------------------
                                                               FUND INCEPTION   CLASS INTRO
                                                                    DATE           DATE      1 YEAR    3 YEAR ANN.   5 YEAR ANN.
                                                               --------------   -----------  ------    -----------   -----------
Large Cap Value Equity.......................................   04/20/92        04/20/92     (2.27)    17.64         16.26
Large Cap Growth Equity......................................   11/01/89        11/01/89     11.76     21.04         15.40
Mid Cap Value Equity.........................................   12/27/96        12/27/96    (13.68)     N/A           N/A
Mid Cap Growth Equity........................................   12/27/96        12/27/96     (8.05)     N/A           N/A
Small Cap Value Equity.......................................   04/13/92        04/13/92     17.03     11.26         11.44
Small Cap Growth Equity......................................   09/14/93        09/14/93    (21.93)     9.69         13.74
Micro-Cap Equity.............................................   05/01/98        05/01/98      N/A       N/A           N/A
International Equity.........................................   04/27/92        04/27/92     (7.03)     4.88          5.53
International Small Cap Equity...............................   09/26/97        09/26/97     (3.57)     N/A           N/A
International Emerging Markets...............................   06/17/94        06/17/94    (53.59)   (17.98)         N/A
Select Equity................................................   09/13/93        09/13/93      4.07     21.13         17.49
Index Equity.................................................   04/20/92        04/20/92      8.91     22.24         19.48
Balanced.....................................................   05/14/90        05/01/92     10.82     17.65         14.38
Low Duration Bond............................................   07/17/92        07/17/92      7.28      6.35          5.91
Intermediate Government Bond.................................   04/20/92        04/20/92      9.83      7.55          5.87
Intermediate Bond............................................   09/17/93        09/17/93      8.81      7.42          5.78
Core Bond....................................................   12/09/92        12/09/92     10.57      8.37          7.03
GNMA.........................................................   06/01/90        05/18/98      8.88      8.06          6.84
Managed Income...............................................   11/01/89        11/01/89      9.25      7.91          6.16
International Bond...........................................   07/01/91        06/10/96     12.51     12.00          9.63
Tax-Free Income..............................................   05/14/90        01/21/93      8.85      8.79          6.69
Pennsylvania Tax-Free Income.................................   12/01/92        12/01/92      8.51      7.74          6.11
New Jersey Tax-Free Income...................................   07/01/91        05/04/98      8.38      7.04          5.64
Ohio Tax-Free Income.........................................   12/01/92        12/01/92      8.56      7.73          5.92
Delaware Tax-Free Income.....................................   10/20/65        05/11/98      7.82      6.30          5.19
Kentucky Tax-Free Income.....................................   09/06/66        05/11/98      7.99      6.42          5.45

                                                                                               INSTITUTIONAL SHARES
                                                                                                TOTAL RETURN (NAV)
                                                                             ----------------------------------------------------
                                                                                                  10 YEAR ANN. (OR
                                                                                                    SINCE FUND
                                                                                                    INCEPTION ANN.,
                                                                                                     IF SHORTER)
                                                                                                 --------------------
Large Cap Value Equity.......................................                                           15.68
Large Cap Growth Equity......................................                                           13.71
Mid Cap Value Equity.........................................                                            6.35
Mid Cap Growth Equity........................................                                            6.75
Small Cap Value Equity.......................................                                           13.54
Small Cap Growth Equity......................................                                           14.64
Micro-Cap Equity.............................................                                          (13.95)
International Equity.........................................                                            8.21
International Small Cap Equity...............................                                           (3.81)
International Emerging Markets...............................                                          (16.23)
Select Equity................................................                                           17.24
Index Equity.................................................                                           17.18
Balanced.....................................................                                           13.60
Low Duration Bond............................................                                            5.76
Intermediate Government Bond.................................                                            6.74
Intermediate Bond............................................                                            5.76
Core Bond....................................................                                            7.81
GNMA.........................................................                                            8.53
Managed Income...............................................                                            8.17
International Bond...........................................                                           10.09
Tax-Free Income..............................................                                            8.37
Pennsylvania Tax-Free Income.................................                                            7.18
New Jersey Tax-Free Income...................................                                            7.53
Ohio Tax-Free Income.........................................                                            6.62
Delaware Tax-Free Income.....................................                                            6.30
Kentucky Tax-Free Income.....................................                                            6.92

_______________________
*   Operations not yet commenced.

                                                       BLACKROCK SHARES
                                                       ----------------

                                                                                          BLACKROCK SHARES
                                                                                         TOTAL RETURN (NAV)
                                                      ------------------------------------------------------------------------------
                                                                                                                        10 YEAR ANN.
                                                                                                                         SINCE FUND
                                                                                                                         INCEPTION
                                                      FUND INCEPTION   CLASS INTRO  1 YEAR   3 YEAR ANN.   5 YEAR ANN.   ANN., IF
                                                          DATE            DATE                                            SHORTER)
                                                      --------------   -----------  -------  -----------   -----------  -----------
Low Duration Bond...........................              07/17/92     06/03/97      7.44    6.43          5.96         5.79
Intermediate Bond...........................              09/17/93     05/01/98      8.86    7.44          5.79         5.77
Core Bond...................................              12/09/92     05/01/97     10.74    8.43          7.07         7.85

         *Notes
          -----

          Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction dates does not reflect shareholder servicing and processing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Performance information presented assumes the reinvestment of dividends and distributions. Performance information presented for Investor A, Investor B, Investor C and Service Shares of a Portfolio prior to their introduction as indicated in the table above is based upon historical expenses of the predecessor class or classes which do not reflect the actual expenses that an investor would incur as a holder of shares of these classes of the Portfolios. The ongoing fees and expenses borne by Investor B Shares and Investor C Shares are greater than those borne by Investor A Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B and Investor C Shares are greater than those borne by the Portfolio's Service Shares; the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C and Service Shares are greater than those borne by the Portfolio's Institutional Shares; and the ongoing fees and expenses borne by a Portfolio's Investor A, Investor B, Investor C, Service and Institutional Shares are greater than those borne by the Portfolio's BlackRock Shares. Performance information presented for Institutional Shares of the Balanced, Tax-Free Income, New Jersey Tax-Free Income and International Bond Portfolios prior to their introduction dates is based upon historical expenses of predecessor classes which are higher than the actual expenses that an investor would incur as a holder of Institutional Shares of the above-mentioned Portfolios. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses.

          For each of the Delaware Tax-Free Income Portfolio, the Kentucky Tax-Free Income Portfolio and the GNMA Portfolio, performance presented in the tables above and in each table that follows is based upon the performance of the respective predecessor fund, adjusted for each class to reflect historical expenses (absent waivers and reimbursements).

          The original class or classes of shares of each Portfolio were as follows: Balanced - Investor A Shares; Index Equity - Institutional Shares; Select Equity - Institutional Shares; Large Cap Growth Equity
          - Institutional Shares; Large Cap Value Equity - Institutional Shares; Small Cap Value Equity - Institutional Shares; Small Cap Growth Equity
          - Institutional Shares; International Equity - Institutional Shares; International Emerging Markets - Investor A, Institutional and Service Shares; Low Duration Bond - Institutional Shares; Intermediate Government Bond - Institutional Shares; Intermediate Bond - Institutional Shares; Core Bond - Institutional Shares; Managed Income
          - Institutional Shares; Tax-Free Income - Investor A Shares; New Jersey Tax-Free Income - Service Shares; Pennsylvania Tax-Free Income
          - Investor A and Institutional Shares; Ohio Tax-Free Income - Investor A and Institutional Shares; Government Income - Investor A Shares; International Bond - Service Shares; Mid-Cap Growth Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; Mid-Cap Value Equity - Investor A, Investor B, Investor C, Institutional and Service Shares; and International Small Cap Equity - Investor A, Investor B, Investor C, Institutional and Service Shares.

          The performance quoted, except with respect to performance shown for the GNMA Portfolio, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, reflects fee waivers that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios' returns would have been lower if there were not such waivers.

     Each class of the Non-Money Market Portfolios may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio may not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end and deferred sales charges charged to purchasers of Investor A, Investor B or Investor C Shares. The Investor A, Investor B and Investor C classes of the Portfolio will, however, disclose, if appropriate, the maximum applicable sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

     In addition to average annual total returns, a Non-Money Market Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking sales charges into account. Excluding the sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Performance information for each class of the Equity and Bond Portfolios' shares may be quoted in advertisements and communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in shares of an Equity or Bond Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividend and capital gain distributions made by a Portfolio with respect to a class of shares are reinvested in shares of the same class, and also reflect the maximum sales load charged by the Portfolio with respect to a class of shares. When, however, a Portfolio compares the total return of a share class to that of other funds or relevant indices, total return may also be computed without reflecting the sales load.

     The yield of a class of shares of each of the Bond Portfolios is computed by dividing the Portfolio's net income per share allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. Each Tax-Free Portfolio's "tax-equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to a Portfolio's tax-free yield. This is done by increasing the Portfolio's yield (calculated above) by the amount necessary to reflect the payment of Federal and/or state income tax at a stated tax rate. The yield of a class of shares of the Balanced Portfolio is computed by dividing the net income allocated to that class during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

     The performance of a class of a Portfolio's shares may be compared to the performance of other mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a class of each of the Bond Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Lehman GMNA Index, the T-Bill Index, the "stocks, bonds and inflation index" published annually by Ibbotson Associates and the Lehman Government Corporate Bond Index. The performance of a class of each of the Equity Portfolio's shares may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger

Investment Company Service, and to the performance of the Dow Jones Industrial Average, the "stocks bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Lipper Small Cap International Fund Index, the Lehman Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolios and their share classes published by nationally recognized ranking services, and information as reported in financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or return of a class of shares of particular Portfolio, a Portfolio may provide other information demonstrating hypothetical investment returns. This information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend investment plan or the impact on tax-deferring investing.

     Performance quotations for shares of a Portfolio represent past performance and should not be considered representative of future results. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for shares of a Portfolio cannot necessarily be used to compare an investment in such shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in shares will not be included in the Portfolio performance calculations.

NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Delaware Tax-Free Income, Kentucky Tax-Free Income, Low Duration Bond, Intermediate Bond, Government Income, Core Bond, International Bond, High Yield Bond and GNMA Portfolios may advertise the yields on their Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Investor A, Investor B, Investor C, Institutional and BlackRock Shares must calculate yield using the following formula:

                           a-b

          YIELD = 2[(----- +1)/6/ - 1]

                            cd

          Where:  a =     dividends and interest earned during the period.

                          b =  expenses accrued for the period (net of
                               reimbursements).

                          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Investor A Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently as much as 5.00% of the per share offering price.

     Each of the Tax-Free Income, Ohio Tax-Free Income, New Jersey Tax-Free Income, Pennsylvania Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios may advertise the tax-equivalent yield for shares of a specified class. Under the rules of the SEC, a Portfolio advertising its tax-equivalent yield must calculate such tax-equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

     The annualized yield information for the 30-day period ended September 30, 1998 for the Portfolios referenced below was as follows:

                                                          AFTER WAIVERS                        BEFORE WAIVERS
                                                    -----------------------------------   -------------------------------
                                                                      TAX-EQUIVALENT                       TAX-EQUIVALENT
                                                                     YIELD (ASSUMES A                     YIELD (ASSUMES A
                                                                      FEDERAL INCOME                       FEDERAL INCOME
                    PORTFOLIO                           YIELD        TAX RATE OF 28%)        YIELD        TAX RATE OF 28%)
-----------------------------------------------     ------------   --------------------   ------------   ----------------
Low Duration Bond
 Institutional Shares                                    5.63%              7.82%             6.03%              8.38%
                                                     ---------           --------         ---------           --------

                                                                AFTER WAIVERS                        BEFORE WAIVERS
                                                    --------------------------------------------------------------------------
                                                                        TAX-EQUIVALENT                       TAX-EQUIVALENT
                                                                      YIELDS (ASSUMES A                    YIELDS (ASSUMES A
                                                                       FEDERAL INCOME                       FEDERAL INCOME
                  PORTFOLIO                                 YIELD      TAX RATE OF 28%           YIELD      TAX RATE OF 28%
------------------------------------------------    --------------------------------------------------------------------------
 Service Shares                                              5.33               7.40              5.73               7.96
 Investor A Shares                                           5.15               7.15              5.55               7.71
 Investor B Shares                                           4.40               6.11              4.80               6.67
 Investor C Shares                                           4.40               6.11              4.80               6.67
 BlackRock Shares                                            5.78               8.03              6.18               8.58
Intermediate Government Bond
 Institutional Shares                                        5.74%              7.97%             6.00%              8.33%
 Service Shares                                              5.43               7.54              5.69               7.90
 Investor A Shares                                           5.26               7.31              5.52               7.67
 Investor B Shares                                           4.51               6.26              4.77               6.63
 Investor C Shares                                           4.51               6.26              4.77               6.63
Intermediate Bond
 Institutional Shares                                        5.83%              8.10%             6.10%              8.47%
 Service Shares                                              5.53               7.68              5.80               8.06
 Investor A Shares                                           5.35               7.43              5.62               7.81
 Investor B Shares                                           4.60               6.39              4.87               6.76
 Black Rock Shares                                           5.98               8.31              6.25               8.68
Core Bond
 Institutional Shares                                        5.92%              8.22%             6.26%              8.69%
 Service Shares                                              5.62               7.81              5.96               8.28
 Investor A Shares                                           5.29               7.35              5.63               7.82
 Investor B Shares                                           4.25               5.90              4.59               6.38
 Investor C Shares                                           4.70               6.53              5.04               7.00
 BlackRock Shares                                            6.07               8.43              6.41               8.90
Government Income
 Investor A Shares                                           5.76%              8.00%             6.34%              8.81%
 Investor B Shares                                           5.01               6.96              5.59               7.76
 Investor C Shares                                           5.01               6.96              5.59               7.76
Managed Income
 Institutional Shares                                        6.00%              8.33%             6.18%              8.58%
 Service Shares                                              5.70               7.92              5.88               8.17
 Investor A Shares                                           5.53               7.68              5.71               7.93
 Investor B Shares                                           4.77               6.63              4.95               6.88
International Bond
 Institutional Shares                                        5.23%              7.26%             5.38%              7.47%
 Service Shares                                              4.93               6.85              5.08               7.06
 Investor A Shares                                           4.76               6.61              4.91               6.82
 Investor B Shares                                           4.01               5.57              4.16               5.78
 Investor C Shares                                           4.01               5.57              4.16               5.78
GNMA
 Institutional Shares                                        6.15%              8.54%             6.52%              9.06%
 Service Shares                                              5.85               8.13              6.22               8.64
 Investor A Shares                                           5.68               7.89              6.05               8.40
 Investor B Shares                                           4.92               6.83              5.29               7.35
 Investor C Shares                                           4.92               6.83              5.29               7.35
Tax-Free Income
 Institutional Shares                                        4.54%              6.31%             4.82%              6.69%
 Service Shares                                              4.24               5.89              4.52               6.28
 Investor A Shares                                           4.07               5.65              4.35               6.04
 Investor B Shares                                           3.31               4.60              3.59               4.99
 Investor C Shares                                           3.31               4.60              3.59               4.99
Pennsylvania Tax-Free Income

                                                                After Waivers                        Before Waivers
                                                    --------------------------------------------------------------------------
                                                                        Tax-Equivalent                       Tax-Equivalent
                                                                      Yields (assumes a                    Yields (assumes a
                                                                       Federal income                       Federal income
                  Portfolio                                 Yield      tax rate of 28%           Yield      tax rate of 28%
------------------------------------------------    --------------------------------------------------------------------------
 Institutional Shares                                        4.72%              6.56%             4.96%              6.89%
 Service Shares                                              4.41               6.13              4.65               6.46
 Investor A Shares                                           4.27               5.93              4.51               6.26
 Investor B Shares                                           4.06               5.64              4.30               5.97
 Investor C Shares                                           4.06               5.64              4.30               5.97
New Jersey Tax-Free Income
 Institutional Shares                                        4.67%              6.49%             4.97%              6.90%
 Service Shares                                              4.36               6.06              4.66               6.47
 Investor A Shares                                           4.19               5.82              4.49               6.24
 Investor B Shares                                           3.44               4.78              3.74               5.19
Ohio Tax-Free Income
 Institutional Shares                                        4.73%              6.57%             5.06%              7.03%
 Service Shares                                              4.43               6.15              4.76               6.61
 Investor A Shares                                           4.26               5.92              4.59               6.38
 Investor B Shares                                           3.50               4.86              3.83               5.32
 Investor C Shares                                           3.50               4.86              3.83               5.32
Delaware Tax-Free Income
 Institutional Shares                                        4.62%              6.42%             4.80%              6.67%
 Service Shares                                              4.32               6.00              4.50               6.25
 Investor A Shares                                           4.15               5.76              4.33               6.01
 Investor B Shares                                           3.39               4.71              3.57               4.96
 Investor C Shares                                           3.39               4.71              3.57               4.96
Kentucky Tax-Free Income
 Institutional Shares                                        4.58%              6.36%             4.83%              6.71%
 Service Shares                                              4.27               5.93              4.52               6.28
 Investor A Shares                                           4.10               5.69              4.35               6.04
 Investor B Shares                                           3.35               4.65              3.60               5.00
 Investor C Shares                                           3.35               4.65              3.60               5.00

     OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of dividends in a dividend reinvestment plan or the impact of tax-free investing. The Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.

     The Money and Non-Money Market Municipal Portfolios may illustrate in advertising, sales literature, communications to shareholders and other materials the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5, 6, 7 and 8 show Pennsylvania, Ohio, North Carolina, Virginia, New Jersey, Delaware and Kentucky shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market and New Jersey Tax-Free Income Portfolios, the Delaware Tax-Free Income Portfolio and the Kentucky Tax-Free Income Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown. The following information regarding tax rates and tax-exempt yields is as of January 1, 1999.

TABLE 1 - FEDERAL ONLY
-------   ------------

            1999 TAXABLE INCOME BRACKET                 FEDERAL
---------------------------------------------------     MARGINAL                            TAX-EXEMPT YIELD
        SINGLE RETURN              JOINT RETURN        TAX RATE*          3.0%     3.5%    4.0%    4.5%    5.0%    5.5%    6.0%
---------------------------    --------------------  -------------     --------- ------- ------- ------- ------- ------- --------
     $      0 - $ 25,350        $     0 - $ 42,350       15.0%           3.529%   4.118%  4.706%  5.294%  5.882%  6.471%  7.059%
     $ 25,351 - $ 61,400        $42,351 - $102,300       28.0%           4.167%   4.861%  5.556%  6.250%  6.944%  7.639%  8.333%
     $ 61,401 - $128,100        $102,301- $155,950       31.0%           4.348%   5.072%  5.797%  6.522%  7.246%  7.971%  8.696%
     $128,101 - $278,450        $155,951- $278,450       36.0%           4.688%   5.469%  6.250%  7.031%  7.812%  8.594%  9.375%
           Over $278,450            Over $278,450        39.6%           4.967%   5.795%  6.623%  7.450%  8.278%  9.106%  9.934%

*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone.
For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 2 - FEDERAL AND PENNSYLVANIA
-------   ------------------------

                                                      APPROX.
                                                      COMBINED
                                                      FEDERAL
           1999 TAXABLE INCOME BRACKET*                AND PA
--------------------------------------------------    MARGINAL                             TAX-EXEMPT YIELD
        SINGLE RETURN              JOINT RETURN      TAX RATE*        3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
--------------------------  ---------------------- ------------    -------- -------- ------  ------- ------ -------  --------
     $      0 - $ 25,350       $      0 - $ 42,350     17.380%       3.631%  4.236%  4.841%  5.447%  6.052%  6.657%   7.262%
     $ 25,351 - $ 61,400       $ 42,351 - $102,300     30.016%       4.287%  5.001%  5.716%  6.430%  7.144%  7.859%   8.573%
     $ 61,401 - $128,100       $102,301 - $155,950     32.932%       4.473%  5.219%  5.964%  6.710%  7.455%  8.201%   8.946%
     $128,101 - $278,450       $155,951 - $278,450     37.792%       4.823%  5.626%  6.430%  7.234%  8.038%  8.841%   9.645%
           Over $278,450             Over $278,450     41.291%       5.110%  5.962%  6.813%  7.665%  8.517%  9.368%  10.220%

*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 3 - FEDERAL AND OHIO
-------   ----------------

                                                              STATE OF OHIO
                                                              1999 TAX YEAR
---------------------------------------------------------------------------
                                                                                          TAX EXEMPT YIELD
                                                                   ------------------------------------------------------------
                                                                       3      3.5     4      4.5      5      5.5       6
               1999           FEDERAL        OHIO
          TAXABLE INCOME      MARGINAL     MARGINAL    COMBINED                      TAXABLE EQUIVALENT YIELD
             BRACKETS*        TAX RATE     TAX RATE*     RATE                              SINGLE RETURN
-------------------------- ------------  ------------ ---------   -------------------------------------------------------------
     $       0-25,750            15%        4.457%      18.79%       3.69%   4.31%   4.93%   5.54%   6.16%   6.77%    7.39%
        25,751-40,000            28%        4.457%      31.21%       4.36%   5.09%   5.81%   6.54%   7.27%   8.00%    8.72%
        40,001-62,450            28%        5.201%      31.74%       4.40%   5.13%   5.86%   6.59%   7.33%   8.06%    8.79%
        62,451-80,000            31%        5.201%      34.59%       4.59%   5.35%   6.12%   6.88%   7.64%   8.41%    9.17%
       80,001-100,000            31%        5.943%      35.10%       4.62%   5.39%   6.16%   6.93%   7.70%   8.47%    9.25%
      100,001-130,250            31%        6.900%      35.76%       4.67%   5.45%   6.23%   7.01%   7.78%   8.56%    9.34%
      130,251-200,000            36%        6.900%      40.42%       5.03%   5.87%   6.71%   7.55%   8.39%   9.23%   10.07%
      200,001-283,150            36%        7.500%      40.80%       5.07%   5.91%   6.76%   7.60%   8.45%   9.29%   10.14%
         OVER 283,150          39.6%        7.500%      44.13%       5.37%   6.26%   7.16%   8.05%   8.95%   9.84%   10.74%

               1999                 FEDERAL           OHIO
          TAXABLE INCOME            MARGINAL        MARGINAL       COMBINED                   TAXABLE EQUIVALENT YIELD
             BRACKETS*              TAX RATE*       TAX RATE*        RATE                            JOINT RETURN
-----------------------------   ---------------  --------------  ----------   ----------------------------------------------------
     $           0- 40,000            15%            4.457%        18.79%        3.69%  4.31%  4.93%  5.54%  6.16%  6.77%   7.39%
            40,001- 43,050            15%            5.201%        19.42%        3.72%  4.34%  4.96%  5.58%  6.20%  6.82%   7.45%
            43,051- 80,000            28%            5.201%        31.74%        4.40%  5.13%  5.86%  6.59%  7.33%  8.06%   8.79%
            80,001-100,000            28%            5.943%        32.28%        4.43%  5.17%  5.91%  6.64%  7.38%  8.12%   8.86%
           100,001-104,050            28%            6.900%        32.97%        4.48%  5.22%  5.97%  6.71%  7.46%  8.21%   8.95%
           104,051-158,550            31%            6.900%        35.76%        4.67%  5.45%  6.23%  7.01%  7.78%  8.56%   9.34%
           158,551-200,000            36%            6.900%        40.42%        5.03%  5.87%  6.71%  7.55%  8.39%  9.23%  10.07%
           200,001-283,150            36%            7.500%        40.80%        5.07%  5.91%  6.76%  7.60%  8.45%  9.29%  10.14%
             OVER 283,150           39.6%            7.500%        44.13%        5.37%  6.26%  7.16%  8.05%  8.95%  9.84%  10.74%

*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. No other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. In 1998, due to the state having surplus revenue, a 9.339% across the board reduction in the Ohio income tax rates for 1998 only was effected pursuant to Ohio Revised Code sections 131.44 and 5747.02. It is not yet known whether a reduction in the Ohio income tax rates will occur in 1999. A reduction in Ohio income tax rates, such as the 1998 reduction, has the effect of reducing the after-tax advantage of Ohio tax-exempt securities relative to taxable securities. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1999, taxpayers with adjusted gross income in excess of a threshold amount of approximately $126,600 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $126,600 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,750 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1999 is estimated to be from $126,600 to $249,100 and for married taxpayers filing a joint return from $189,950 to $312,450. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1999.

TABLE 4 - FEDERAL AND NORTH CAROLINA
-------   --------------------------

                                                                COMBINED
                                                              FEDERAL AND
                                                   NORTH         NORTH
                                        FEDERAL   CAROLINA      CAROLINA
    1998 TAXABLE INCOME BRACKET        MARGINAL   MARGINAL      MARGINAL                    TAX-EXEMPT YIELD
--------------------------------------                                     ---------------------------------------------------------
SINGLE RETURN        JOINT RETURN      TAX RATE   TAX RATE      TAX RATE*     3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
$    0  -  12,750      $   0 -  21,250  15.0%      6.00%         20.100%     3.755%  4.380%  5.006%  5.632%  6.258%  6.884%   7.509%

 12,751 -  25,350     21,000 -  42,350  15.0%      7.00%         20.950%     3.795%  4.428%  5.060%  5.693%  6.325%  6.598%   7.590%

 25,351 -  60,000     42,351 - 100,000  28.0%      7.00%         33.040%     4.480%  5.227%  5.974%  6.720%  7.467%  8.214%   8.961%

 60,001 -  61,400    100,001 - 102,300  28.0%      7.75%         33.580%     4.517%  5.269%  6.022%  6.775%  7.528%  8.281%   9.033%

 61,401 - 128,100    102,301 - 155,950  31.0%      7.75%         36.348%     4.713%  5.499%  6.284%  7.070%  7.855%  8.641%   9.426%

128,101 - 278,450    155,951 - 278,450  36.0%      7.75%         40.960%     5.081%  5.928%  6.775%  7.622%  8.469%  9.316%  10.163%

     Over 278,450         Over 278,450  39.6%      7.75%         44.281%     5.384%  6.282%  7.179%  8.076%  8.974%  9.871%  10.768%

*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of the threshold of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 5 - FEDERAL AND VIRGINIA
-------   --------------------

                                                                  COMBINED
                                                                FEDERAL AND
                                           FEDERAL    VIRGINIA    VIRGINIA
        1998 TAXABLE INCOME BRACKET        MARGINAL   MARGINAL    MARGINAL                   TAX-EXEMPT YIELD
----------------------------------------                                     ------------------------------------------------------
SINGLE RETURN          JOINT RETURN        TAX RATE   TAX RATE    TAX RATE*  3.0%    3.5%    4.0%    4.5%    5.0%    5.5%     6.0%
------------------------------------------------------------------------------------------------------------------------------------
$     0 -  25,350 $      0 -  42,350       15.0%      5.75%       19.888%    3.745%  4.369%  4.993%  5.617%  6.241%  6.865%   7.489%

 25,351 -  61,400   42,351 - 102,300       28.0%      5.75%       32.140%    4.421%  5.158%  5.894%  6.631%  7.368%  8.105%   8.842%

 61,401 - 128,100  102,301 - 155,950       31.0%      5.75%       34.968%    4.613%  5.382%  6.151%  6.920%  7.688%  8.457%   9.226%

128,101 - 278,450  155,951 - 278,450       36.0%      5.75%       39.680%    4.973%  5.802%  6.631%  7.460%  8.289%  9.118%   9.947%

     OVER 278,450       OVER 278,450       39.6%      5.75%       43.073%    5.270%  6.148%  7.027%  7.905%  8.783%  9.661%  10.540%

*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000 and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 6 - FEDERAL AND NEW JERSEY
-------   ----------------------

                                              APPROXIMATE
                    FEDERAL        NJ       COMBINED FEDERAL
  1998 TAXABLE      MARGINAL    MARGINAL         AND NJ                       TAX-EXEMPT YIELD

 INCOME BRACKET*    TAX RATE    TAX RATE    MARGINAL TAX RATE   3.0%    3.5%    4.0%    4.5%    5.0%    5.5%    6.0%    6.5%   7.0%
-----------------  ----------  ----------   ----------------- ------  ------  ------  ------  ------  ------  ------  ------ -----
   SINGLE RETURN
-----------------
                                                           TAXABLE YIELD - SINGLE RETURN
 $    0 -  20,000    15.0%       1.400%           16.190%     3.580%  4.176%  4.773%  5.369%  5.966%  6.563%  7.159%  7.756%  8.352%
 20,001 -  25,350    15.0%       1.750%           16.488%     3.592%  4.191%  4.790%  5.388%  5.987%  6.586%  7.185%  7.783%  8.382%
 25,351 -  35,000    28.0%       1.750%           29.260%     4.241%  4.948%  5.655%  6.361%  7.068%  7.775%  8.482%  9.189%  9.895%
 35,001 -  40,000    28.0%       3.500%           30.520%     4.318%  5.037%  5.757%  6.477%  7.196%  7.916%  8.636%  9.355% 10.075%
 40,001 -  61,400    28.0%       5.525%           31.978%     4.410%  5.145%  5.881%  6.616%  7.351%  8.086%  8.821%  9.556% 10.291%
 61,401 -  75,000    31.0%       5.525%           34.812%     4.602%  5.369%  6.136%  6.903%  7.670%  8.437%  9.204%  9.971% 10.738%
 75,001 - 128,100    31.0%       6.370%           35.395%     4.644%  5.418%  6.192%  6.965%  7.739%  8.513%  9.287% 10.061% 10.835%
128,101 - 278,450    36.0%       6.370%           40.077%     5.006%  5.841%  6.675%  7.510%  8.344%  9.178% 10.013% 10.847% 11.682%
     OVER 278,450    39.6%       6.370%           43.448%     5.305%  6.189%  7.073%  7.957%  8.841%  9.726% 10.610% 11.494% 12.378%

     JOINT RETURN
-------------------
                                                           TAXABLE YIELD - JOINT RETURN
 $    0 -  20,000    15.0%       1.400%           16.190%     3.580%  4.176%  4.773%  5.369%  5.966%  6.563%  7.159%  7.756%  8.352%
 20,001 -  42,350    15.0%       1.750%           16.488%     3.592%  4.191%  4.790%  5.388%  5.987%  6.586%  7.185%  7.783%  8.382%
 42,351 -  50,000    28.0%       1.750%           29.260%     4.241%  4.948%  5.655%  6.361%  7.068%  7.775%  8.482%  9.189%  9.895%
 50,001 -  70,000    28.0%       2.450%           29.764%     4.271%  4.983%  5.695%  6.407%  7.119%  7.831%  8.543%  9.255%  9.966%
 70,001 -  80,000    28.0%       3.500%           30.520%     4.318%  5.037%  5.757%  6.477%  7.196%  7.916%  8.636%  9.355% 10.075%
 80,001 - 102,300    28.0%       5.525%           31.978%     4.410%  5.145%  5.881%  6.616%  7.351%  8.086%  8.821%  9.556% 10.291%
102,301 - 150,000*   31.0%       5.525%           34.812%     4.602%  5.369%  6.136%  6.903%  7.670%  8.437%  9.204%  9.971% 10.738%
150,001 - 155,950    31.0%       6.370%           35.395%     4.644%  5.418%  6.192%  6.965%  7.739%  8.513%  9.287% 10.061% 10.835%
155,951 - 278,450    36.0%       6.370%           40.077%     5.006%  5.841%  6.675%  7.510%  8.344%  9.178% 10.013% 10.847% 11.682%

     OVER 278,450    39.6%       6.370%           43.448%     5.305%  6.189%  7.073%  7.957%  8.841%  9.726% 10.610% 11.494% 12.378%


* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets. Except where indicated, the taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1998, taxpayers with adjusted gross income in excess of a threshold amount of approximately $124,500 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $124,500 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,700 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1998 is estimated to be from $124,500 to $247,000, and for married taxpayers filing a joint return from $186,800 to $309,300. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1998.

TABLE 7 - FEDERAL AND DELAWARE (SINGLE RETURN)
-------   --------------------

                          FEDERAL           DELAWARE                                                TAX-EXEMPT YIELD
    1999 TAXABLE          MARGINAL          MARGINAL    COMBINED      --------------------------------------------------------------

  INCOME BRACKETS*        TAX RATE          TAX RATE      RATE*          3.0%   3.5%   4.0%   4.5%   5.0%   5.5%    6.0%
------------------------------------------------------------------------------------------------------------------------------------

   $    0 -  2,000        15.0%             0.00%         15.00%         3.53%  4.12%  4.71%  5.29%  5.88%  6.47%   7.06%
    2,001 -  5,000        15.0%             2.60%         17.21%         3.62%  4.23%  4.83%  5.44%  6.04%  6.64%   7.25%
    5,001 - 10,000        15.0%             4.30%         18.66%         3.69%  4.30%  4.92%  5.53%  6.15%  6.76%   7.38%
   10,001 - 20,000        15.0%             5.20%         19.42%         3.72%  4.34%  4.96%  5.58%  6.21%  6.83%   7.45%
   20,001 - 25,000        15.0%             5.60%         19.76%         3.74%  4.36%  4.99%  5.61%  6.23%  6.85%   7.48%
   25,001 - 25,750        15.0%             5.95%         20.06%         3.75%  4.38%  5.00%  5.63%  6.25%  6.88%   7.51%
   25,751 - 60,000        28.0%             5.95%         32.28%         4.43%  5.17%  5.91%  6.65%  7.38%  8.12%   8.86%

   60,001 -  62,450       28.0%             6.40%         32.61%         4.45%  5.19%  5.94%  6.68%  7.42%  8.16%   8.90%
   62,451 - 130,250       31.0%             6.40%         35.42%         4.65%  5.42%  6.19%  6.97%  7.74%  8.52%   9.29%
  130,251 - 283,150       36.0%             6.40%         40.10%         5.01%  5.84%  6.68%  7.51%  8.35%  9.18%  10.02%
       Over 283,150       39.6%             6.40%         43.47%         5.31%  6.19%  7.08%  7.96%  8.84%  9.73%  10.61%

TABLE 7 (CONT.) - FEDERAL AND DELAWARE (JOINT RETURN)

                          FEDERAL           DELAWARE
   1999 TAXABLE           MARGINAL          MARGINAL      COMBINED                FEDERAL AND DELAWARE TAX-EXEMPT YIELD
                                                                   ------------------------------------------------------------
  INCOME BRACKETS*        TAX RATE          TAX RATE        RATE*       3.0%     3.5%    4.0%    4.5%    5.0%    5.5%    6.0%
--------------------   --------------   --------------  -----------
  $     0 - 2,000           15.0%             0.00%     15.00%          3.53%   4.12%   4.71%   5.29%   5.88%   6.47%   7.06%
    2,001 - 5,000           15.0%             2.60%     17.21%          3.62%   4.23%   4.83%   5.44%   6.04%   6.64%   7.25%
   5,001 - 10,000           15.0%             4.30%     18.66%          3.69%   4.30%   4.92%   5.53%   6.15%   6.76%   7.38%
  10,001 - 20,000           15.0%             5.20%     19.42%          3.72%   4.34%   4.96%   5.58%   6.21%   6.83%   7.45%
  20,001 - 25,000           15.0%             5.60%     19.76%          3.74%   4.36%   4.99%   5.61%   6.23%   6.85%   7.48%

  25,001 -  43,050          15.0%             5.95%     20.06%             3.75%  4.38%  5.00%  5.63%  6.25%  6.88%   7.51%
  43,051 -  60,000          28.0%             5.95%     32.28%             4.43%  5.17%  5.91%  6.65%  7.38%  8.12%   8.86%
  60,001 - 104,050          28.0%             6.40%     32.61%             4.45%  5.19%  5.94%  6.68%  7.42%  8.16%   8.90%
 104,051 - 158,550          31.0%             6.40%     35.42%             4.65%  5.42%  6.19%  6.97%  7.74%  8.52%   9.29%
 158,551 - 283,150          36.0%             6.40%     40.10%             5.01%  5.84%  6.68%  7.51%  8.35%  9.18%  10.02%
    Over 283,150            39.6%             6.40%     43.47%             5.31%  6.19%  7.08%  7.96%  8.84%  9.73%  10.61%

*The taxable income brackets applicable to Delaware do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Delaware marginal tax-rate changes. When applying these brackets, Federal taxable income may be different from Delaware taxable income. No state tax credits, exemptions or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable-equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1999, taxpayers with adjusted gross income in excess of the threshold of $126,600 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of $126,600, or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,750 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers, the range of adjusted gross income comprising the phase-out zone for 1999 is estimated to be from $126,600 to $249,100, and for married taxpayers filing a joint return from $189,950 to $312,450. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1999.

TABLE 8 - FEDERAL AND KENTUCKY
-------   --------------------

                                                                COMBINED
                                                              FEDERAL AND
                                       FEDERAL    KENTUCKY     KENTUCKY
    1999 TAXABLE INCOME BRACKET*       MARGINAL   MARGINAL     MARGINAL                         TAX-EXEMPT YIELD
-------------------------------------                                     ----------------------------------------------------------
SINGLE RETURN        JOINT RETURN      TAX RATE   TAX RATE      TAX RATE*   3.0%     3.5%   4.0%     4.5%    5.0%    5.5%     6.0%
-----------------   -----------------  ---------  ---------  ------------ -------  ------- -------  ------  ------- -------  -------
      $ 0 - 3,000     $     0 - 3,000   15.0%       2.00%       16.70%    3.601%   4.202%  4.802%   5.402%   6.002%  6.603%   7.203%
    3,001 - 4,000       3,001 - 4,000   15.0%       3.00%       17.55%    3.639%   4.245%  4.851%   5.458%   6.064%  6.671%   7.277%
    4,001 - 5,000       4,001 - 5,000   15.0%       4.00%       18.40%    3.676%   4.289%  4.902%   5.515%   6.127%  6.740%   7.353%
    5,001 - 8,000       5,001 - 8,000   15.0%       5.00%       19.25%    3.715%   4.334%  4.954%   5.573%   6.192%  6.811%   7.430%
   8,001 - 25,750      8,001 - 43,050   15.0%       6.00%       20.10%    3.755%   4.380%  5.006%   5.632%   6.258%  6.884%   7.509%
  25,751 - 62,450    43,051 - 104,050   28.0%       6.00%       32.32%    4.433%   5.171%  5.910%   6.649%   7.388%  8.126%   8.865%
 62,451 - 130,250   104,051 - 158,550   31.0%       6.00%       35.14%    4.625%   5.396%  6.167%   6.938%   7.709%  8.480%   9.251%
130,251 - 283,150   158,551 - 283,150   36.0%       6.00%       39.84%    4.987%   5.818%  6.649%   7.480%   8.311%  9.142%   9.973%
     OVER 283,150        OVER 283,150   39.6%       6.00%       43.22%    5.284%   6.165%  7.045%   7.926%   8.807%  9.687%  10.568%

*The taxable income brackets applicable to Kentucky do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and Kentucky marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Kentucky taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1999, taxpayers with adjusted gross income in excess of the threshold of approximately $126,600 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $126,600 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1999 is estimated to be from $126,600 to $251,000 and for married taxpayers filing a joint return from $189,950 to $314,500. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1999.

     MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one Portfolio to another, consideration should be given to each Portfolio's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, market conditions, operating expenses and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

     When comparing a Portfolio's performance to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds.

     From time to time, a Portfolio's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Portfolios to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives) investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, benefits, characteristics or services associated with a particular class of shares, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Portfolios' investment adviser and sub-advisers. Materials may refer to the CUSIP numbers of the various classes of the Portfolios and may illustrate how to find the listings of the Portfolios in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

     Charts and graphs using net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, the adjusted NAVs are not adjusted for sales charges, if any.

     A Portfolio may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, a Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate a Portfolio's price movements over specific periods of time. Each point on the momentum indicator represents the Portfolio's percentage change in price movements over that period.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. A Portfolio may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time.

     A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Portfolio may include information regarding the background, experience and expertise of the investment adviser and/or portfolio manager for the Portfolio.

                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


     **4 Please note that for purposes of satisfying certain of the requirements for taxation as a regulated investment company described below, the Index Equity Portfolio is deemed to own a proportionate share of the assets and gross income of the Index Master Portfolio in which the Index Equity Portfolio invests all of its assets. Also, with respect to the Index Equity Portfolio, the discussion below that relates to the taxation of futures contracts and other rules pertaining to the timing and character of income apply to the Index Master Portfolio.


     **5 Each Portfolio of the Fund has elected and intends to qualify for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from federal income tax on its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its net investment income and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of net investment income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.


     **6 In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. (Meeting these requirements would not necessarily prevent the New jersey Tax-Free Income Portfolio and the New Jersey Money Market Portfolio from qualifying as both qualified investment funds under New Jersey law and regulated investment companies under the Code. However, in order for the New Jersey Tax-Free Income Portfolio and the New Jersey Money Market Portfolio to qualify as both Aqualified investment funds under New Jersey law and regulated investment companies@ under the Code, at least 80% of each Portfolio's total assets would have to be invested only in New Jersey State Specific Obligations or U.S. Government Obligations.)


    **7 Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include

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certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


    **8 In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, gain realized by such Portfolios from the disposition of a tax-exempt bond that was acquired after April 30, 1993 for a price less than the principal amount of the bond is taxable to shareholders as ordinary income to the extent of accrued market discount. Also, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rate of 26% (28% on the taxable excess over $175,000) in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.


     **9 If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.


     **10 OHIO TAX CONSIDERATIONS. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Tax-Free Income Portfolio or the Ohio Municipal Money Market Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States). Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Tax-Free Income Portfolio or the Ohio Municipal Money Market Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations or the U.S. obligations described above provided, in the case of U.S. territorial obligations, such interest is excluded from gross income for federal income tax purposes. However, Shares of the Ohio Tax Free Income Portfolio and the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax. This discussion of Ohio taxes assumes that the Ohio Tax-Free Income Portfolio and the Ohio Municipal Money Market Portfolio will each continue to qualify as a regulated investment company as defined in the Internal Revenue Code and that at all times at least 50% of the value of the total assets of each of the Portfolios consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions. In addition, for purposes of this discussion, "Ohio State-Specific Obligations" means obligations of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions.


     The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Fund

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


timely files the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner, however, has waived this annual filing requirement for each year (including 1999) since 1990, the first tax year to which such requirement applied. Distributions with respect to shares of the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for Federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio, nor included in the net income base of the Ohio corporation franchise tax.



     **11 NORTH CAROLINA TAX CONSIDERATIONS. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.


     **12 Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.


     **13 Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their tax situation in general.


     **14 VIRGINIA TAX CONSIDERATIONS. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.


     **15 Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

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


     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.


     **16 As a regulated investment company, the Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Virginia income tax to its shareholders if the Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Portfolio fails to qualify, no part of its dividends will be exempt from the Virginia income tax. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio will not be deductible for Virginia income tax purposes.


     **17 NEW JERSEY TAX CONSIDERATIONS. It is anticipated that the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will qualify as a "qualified investment fund" and as a result, substantially all distributions paid by the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey personal income tax. A qualified investment fund is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has at least 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by the regulated investment company rules of the Code, cash and cash items, which cash items shall include receivables, in New Jersey State-Specific Obligations or U.S. Government Obligations.


     **18 To be classified as a qualified investment fund for New Jersey personal income tax purposes, at least 80% of the aggregate principal amount of the New Jersey Municipal Money Market Portfolio and New Jersey Tax-Free Income Portfolio must consist of New-Jersey State-Specific Obligations or direct U.S. Government obligations excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by the regulated investment company rules of the Internal Revenue Code, cash and cash items, which cash items shall include receivables; and the Portfolios must have no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, which cash items shall include receivables, financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto. In addition, to the extent the Portfolios qualify as qualified investment funds, the Portfolios must satisfy certain reporting obligations and provide certain information to shareholders.


     **19 In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from personal income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations or to interest or gains from direct U.S. Government Obligations. New Jersey

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


State-Specific Obligations are obligations issued by or on behalf of New Jersey or any county, municipality, or other political subdivision of New Jersey. U.S. Government Obligations are obligations which are statutorily free from New Jersey State or local taxation under the laws of the United States. Distributions by a qualified investment fund from most other sources will be subject to the New Jersey personal income tax. Shares of the New Jersey Tax-Free Income Portfolio and the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

     **20 The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     **21 DELAWARE TAX CONSIDERATIONS. Individuals, estates and trusts that are subject to Delaware personal income tax will be subject to such tax on distributions from the Delaware Tax-Free Income Portfolio (other than distributions qualifying as "exempt interest dividends" under the Code which are subject to such tax as discussed below and distributions attributable to interest paid on certain U.S. government obligations) to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Unlike the Code, however, Delaware tax law does not provide for different tax rates for distributions paid out of "net capital gain" and other distributions.

     ** 22 Individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that qualify as "exempt interest dividends" under the Code to the extent that such distributions are attributable to interest on Delaware State-Specific Obligations and provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of the exempt interest dividends that are attributable to interest on Delaware State-Specific Obligations. Similarly, if the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates and trusts that are subject to Delaware personal income tax will not be subject to such tax on distributions that are attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of such distributions that are attributable to interest paid on such U.S. government obligations. The Fund will send written notices to shareholders annually regarding the Delaware tax status of distributions made by the Delaware Tax-Free Income Portfolio.

     **23 For corporations and other entities that are subject to Delaware corporate income tax, distributions will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

     **24 So long as the Delaware Tax-Free Income Portfolio qualifies as a regulated investment company under the Code, individuals, estates or trusts that are subject to Delaware personal income tax will not be subject to such tax with respect to (i) "exempt interest dividends" (as defined in the Code) attributable to interest on Delaware State-Specific Obligations and (ii) dividends attributable to interest paid on certain U.S. government obligations, provided that the Delaware Tax-Free Income Portfolio sends shareholders a written statement of the dollar amount or percentage of total distributions by the Delaware Tax-Free Income Portfolio that are described in (i) and (ii). Other distributions made by the Portfolio to its shareholders who are individuals, estates or trusts subject to Delaware personal income tax will be includible in the gross income of such shareholders for Delaware personal income tax purposes to the same extent as such distributions are includible in the gross income of such shareholders for Federal income tax purposes. Distributions made by the Delaware Tax-Free Income Portfolio to its shareholders who are corporations or other entities subject to Delaware corporate income tax will be excluded from the Delaware taxable income of such shareholders to the same extent as such distributions are excluded from the Federal taxable income of such shareholders.

     **25 KENTUCKY TAX CONSIDERATIONS. Exempt interest dividends paid by the Kentucky Tax-Free Income Portfolio that are attributable to Kentucky State-Specific Obligations will be excludible from a shareholder's gross income for Kentucky income tax purposes. Further, distributions attributable to interest on certain U.S. government

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


obligations will similarly be excluded from gross income for Kentucky income tax purposes. All other distributions by the Kentucky Tax-Free Income Portfolio will be included in a shareholder's gross income for Kentucky income tax purposes. Kentucky taxes distributions of net capital gain at the same rates as ordinary income. According to the Kentucky Revenue Code, shares of mutual funds and money market funds are exempt from Kentucky intangible taxes.

     PENNSYLVANIA TAX CONSIDERATIONS. Income received by a shareholder attributable to interest realized by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

     Income received by a shareholder attributable to gain on the sale or other disposition by the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax, the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

     To the extent that gain on the disposition of a share represents gain realized on Pennsylvania State-Specific Obligations held by the Pennsylvania Tax-Free Income Portfolio, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax. Such gain may also be subject to the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

     This discussion does not address the extent, if any, to which shares of the Pennsylvania Tax-Free Income Portfolio or the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax).

     Shareholders of the Pennsylvania Tax-Free Income Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).




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                                      163
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                                      164
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     Distributions of net investment income will be taxable (other than the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money and Non-Money Market Municipal Portfolios may each purchase securities that do not bear tax-exempt interest. Any income on such securities recognized by the Portfolio will be distributed and will be taxable to its shareholders.

     Each Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under recently enacted legislation, long-term capital gains of individuals are taxed at a maximum rate of 20% with respect to capital assets held for more than one year (10% for gains otherwise taxed at 15%). Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%.

     Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Any loss incurred on the sale or exchange of a Portfolio's shares, held six months or less, will be disallowed to the extent of exempt interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Each Non-Money Market Portfolio (other than the Index Master Portfolio) may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Investment income that may be received by certain of the Portfolios from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Portfolio to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the total assets at the close of the taxable year of the International Equity Portfolio, International Emerging Markets Portfolio, International Small Cap Equity Portfolio and International Bond Portfolio consist of stock or securities of foreign corporations, such Portfolio may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by such Portfolio. If a Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, such Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of "qualifying dividends" received by a Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that a Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund when required to do so that he is not subject to backup withholding or that he is an "exempt recipient."

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

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

     The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the federal income tax consequences described above.

                   ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

                                 MISCELLANEOUS

     THE FUND. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios except the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Virginia Municipal Money Market, Pennsylvania Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).

     MASTER-FEEDER STRUCTURE. The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Index Master Portfolio. The Index Equity Portfolio purchases shares of the Index Master Portfolio at net asset value. The net asset value of the Index Equity Portfolio shares responds to increases and decreases in the value of the Index Master Portfolio's securities and to the expenses at the Index Master Portfolio allocable to the Index Equity Portfolio (as well as its own expenses). The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time upon 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interests of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Index Equity Portfolio in another pooled investment entity having the same investment objective as the Index Equity Portfolio or the hiring of an investment adviser to manage the Index Equity Portfolio's assets in accordance with the investment policies described above with respect to the Index Equity Portfolio.

     The Index Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Index Equity Portfolio and other institutional investors that may invest in the Index Master Portfolio from time to time (e.g. other investment companies) will each bear a share of all liabilities of the Index Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Index Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Index Equity Portfolio nor its shareholders will be adversely affected by reason of the Index Equity Portfolio's investing in the Index Master Portfolio.

     The shares of the Index Master Portfolio are offered to institutional investors in private placements for the purpose of increasing the funds available for investment and achieving economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Index Equity Portfolio. While investment in the Index Master Portfolio by other institutional investors offers potential benefits to the Index Master Portfolio (and, indirectly, to the Index Equity Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Index Master Portfolio, the remaining investors in the Index Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Index Master Portfolio than the Index Equity Portfolio could have effective voting control over the operation of the Index Master Portfolio.

     Shares in the Index Master Portfolio have equal, non-cumulative voting rights, except as set forth below, with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of the Trust's trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Index Master Portfolio or to increase or decrease their par value. The Index Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Index Master Portfolio. If a shareholder of the Index Master Portfolio becomes bankrupt, a majority in interest of the remaining shareholders in the Portfolio must vote within 120 days to approve the continuing existence of the Index Master Portfolio or the Portfolio will be liquidated.

     When the Index Equity Portfolio, as a shareholder of the Index Master Portfolio, votes on matters pertaining to the Index Master Portfolio, the Index Equity Portfolio would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Index Equity Portfolio shareholders.

     The investment objective of the Index Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Index Master Portfolio changes its investment objective in a manner which is inconsistent with the investment objective of the Index Equity Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Index Equity Portfolio, the Index Equity Portfolio would be forced to withdraw its investment in the Index Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Index Equity Portfolio, which might not be possible, or retain an investment adviser to manage the Index Equity Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Index Equity Portfolio of its investment in the Index Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Index Equity Portfolio. Should such a distribution occur, the Index Equity Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Index Equity Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio. A distribution to the Index Equity Portfolio will generally only result in a taxable gain for federal income tax purposes to the extent that any cash distributed exceeds the Index Equity Portfolio's tax basis in its shares of the Index Master Portfolio.

     The conversion of the Index Equity Portfolio into a feeder fund of the Index Master Portfolio was approved by shareholders of the Index Equity Portfolio at a meeting held on November 30, 1995. The policy of the Index Equity Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Index Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy. There may also be other investment companies or entities through which you can invest in the Index Master Portfolio which may have different sales charges, fees and other expenses which may affect performance. As of the date of this Statement of Additional Information, one other feeder fund invests all of its investable assets in the Index Master Portfolio. For information about other funds that may invest in the Index Master Portfolio, please contact DFA at (310) 395-8005.

     COUNSEL. The law firm of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, with offices located at 2400 Eleven Penn Center, Philadelphia, Pennsylvania, serves as the Fund's and the Trust's independent accountants.

     FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on January 12, 1999 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Money Market Portfolio:  PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 76.677%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 12.598%; U.S. Treasury
                                                                  -------------
Money Market Portfolio:  PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 54.445%; Chase Bank of Texas, P.O. Box 2558, Houston, TX 77252-2558, 28.120%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 6.618%; Large Cap Value Equity
                                                    ----------------------
Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens Dr.,
---------
Suite 260, Lester, PA 19113, 88.88%; Intermediate Government Bond Portfolio:
                                     --------------------------------------
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.119%; Municipal Money Market Portfolio: PNC Bank, Airport
                           --------------------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 79.331%; PNC Bank Ohio, Attn: Corporate Services, 201 East Fifth Street, 9th Fl., Cincinnati, OH 45202, 6.675%; Small Cap Value Equity Portfolio: PNC Bank, Saxon
                              --------------------------------
& Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.309%; National City Bank Kentucky, Humana Retirement/Savings Tr., P.O. Box 94984, Cleveland, OH 44101, 5.083%; Large Cap Growth Equity Portfolio: PNC
                                    ---------------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.195%; Managed Income Portfolio: PNC Bank, Saxon & Co.,
                           ------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.996%; Tax-Free Income Portfolio: PNC Bank, Saxon & Co., Attn: Income
         --------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.974%; Balanced
                                                                    --------
Portfolio:  PNC Bank, Saxon & Co., Attn:  Income Collections, 200 Stevens Dr.,
---------
Suite 260, Lester, PA 19113, 76.895%; International Equity Portfolio:  PNC Bank,
                                      ------------------------------
Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 93.721%; Ohio Tax-Free Income Portfolio: PNC Bank, Saxon & Co., Attn:
                ------------------------------
Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 94.706%;

Pennsylvania Tax-Free Income Portfolio:  PNC Bank, Saxon & Co., Attn:  Income
--------------------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.515%; North
                                                                    -----
Carolina Municipal Money Market Portfolio:  North Carolina Trust Co., 301 North
-----------------------------------------
Elm St., P.O. Box 1108, Greensboro, NC 27402, 63.092%; Branch Banking and Trust Company, Wilbranch & Company, Trust Department, P.O. Box 1847, Wilson, NC 27893, 12.543%; First Citizens Bank, McWood & Company, P.O. Box 29522, Raleigh, NC 27626, 5.232%; Central Carolina Bank & Trust Co., P.O. Box 30010, Durham, NC 27702-3010, 12.543%; Ohio Municipal Money Market Portfolio: PNC Bank, Airport
                     -------------------------------------
Business Center/Int'l Court 2, 200 Stevens Dr., Lester, PA 19113, 39.477%; BHC Securities Inc., One Commerce Square, 2005 Market St., Philadelphia, PA 19103-3212, 33.937%; Wayne County National Bank, Wayco & Co., P.O. Box 757/1776 Beall Avenue, Wooster, OH 44691, 9.024%; Lebanon Citizens National Bank, PO Box 59, Lebanon, OH 45036, 9.995%; Low Duration Bond Portfolio: PNC Bank, Saxon & Co.,
                           ---------------------------
Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 61.068%; Nexell Therapeutics, Inc., 9 Parker, Irvine, CA 92718, 9.612%; Iowa State University Foundation, Attn: Don Behning, Alumni Suite Memorial Union, 2229 Lincoln Way, Ames, IA 50014-7164, 6.278%; Intermediate Bond Portfolio: PNC
                                               ---------------------------
Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.65%; Select Equity Portfolio: PNC Bank, Saxon & Co., Attn:
                          -----------------------
Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113,

90.061%; Small Cap Growth Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income
         ---------------------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 66.583%; Pennsylvania
                                                                    ------------
Municipal Money Market Portfolio: PNC Bank, Airport Business Center/Int'l Court
---------------------------------
2, 200 Stevens Dr., Lester, PA 19113, 69.162%; Janney Montgomery Scott, 1801 Market Street, 9th Floor, Philadelphia, PA 19103, 11.914%; BHC Securities, Inc., One Commerce Square, 2005 Market St, Philadelphia, PA 19103-3212, 9.484%; Virginia Municipal Money Market Portfolio: First Virginia Bank Inc., Oldom &
-----------------------------------------
Company, 6400 Arlington Blvd., Falls Church, VA 22042, 46.912%; Main Street Trust Company, Piedmont Company, Attn: Lynn Calaman, P.O. Box 5228, Martinsville, VA 24115-5228, 14.476%; Mentor Investment Group, as advisor for Virginia State Non-Arbitrage Program, 901 East Byrd Street, 6th Fl., Richmond, VA 23219, 14.760%; North Carolina Trust Company, 301 North Elm Street, P.O. Box 1108, Greensboro, NC 27402, 6.428%; F&M Bank-Peoples Warrtrust & Co., P.O. Box 2800, Warrenton, VA 22186, 5.900%; International Bond Portfolio: PNC Bank, Saxon
                                   ----------------------------
& Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.818%; International
                                                              -------------
Emerging Markets Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200
--------------------------
Stevens Dr., Suite 260, Lester, PA 19113, 90.639%; Government Income Portfolio:
                                                   ---------------------------
Merrill Lynch, Pierce, Fenner & Smith Inc., Financial Data Services 97KN1, 4800
E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 10.100%; New Jersey Municipal
                                                            --------------------
Money Market Portfolio: PNC Bank, Airport Business Center/Int'l Court 2, 200
----------------------
Stevens Dr., Lester, PA 19113, 62.436%; Janney Montgomery Scott, 1801 Market Street, 9th Fl., Philadelphia, PA 19103, 20.978%; New Jersey Tax-Free Income
Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 79.451%; BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-3212, 8.049%; Core Bond Portfolio:
                                                         -------------------
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 78.245%; Mid-Cap Value Portfolio: PNC Bank, Saxon & Co., 200
                           -----------------------
Stevens Dr., Suite 260, Lester, PA 19113, 91.061%; Mid-Cap Growth Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.306%; Index Equity Portfolio: PNC Bank, Saxon & Co., Attn: Income
                   ----------------------
Collections, 200 Stevens Dr., Suite 260, Lester, PA 19113, 62.356%; Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Data Services, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 8.505%; International Small Cap Equity
                                              ------------------------------
Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Drive,
---------
Suite 260, Lester, PA 19113, 86.045%; Merrill Lynch Pierce Fenner Financial Data Services, Attn'd Stock Powers, 4800 E. Deer Lake Dr., 3/rd/ Fl., Jacksonville, FL 32246, 5.000%; Delaware Tax-Free Income Portfolio: PNC Bank, Saxon & Co.,
                  ----------------------------------
Attn: Income Collections, 200 Stevens Dr., Lester, PA 19113, 94.439%; Kentucky Tax-Free Income Portfolio: PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Lester, PA 19113, 99.188%; Micro-Cap Equity Portfolio: PNC Bank,
                                        --------------------------
Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Lester, PA 19113, 9.578%; Merrill Lynch, Pierce, Fenner & Smith Inc., Financial Data Services, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 18.632%; GNMA Portfolio:
PNC Bank, Saxon & Co., Attn: Income Collections, 200 Stevens Dr., Lester, PA 19113, 98.836%; High Yield Bond Portfolio: Merrill Lynch, Pierce, Fenner & Smith
                -------------------------
Inc., Financial Data Services, 4800 E. Deer Lake Dr., 3rd Fl., Jacksonville, FL 32246, 27.877%.

     On January 13, 1999, PNC Bank, which has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103, held of record approximately 72% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, BIMC, BFM, BIL, PNC Bank, PTC and other institutions that are banks or bank affiliates are subject to such banking laws and regulations.

     BlackRock, BIMC, BFM, BIL, PNC Bank and PTC believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would normally be subject to shareholder approval. It is not anticipated that any change in the Fund's method of operations as a result of these occurrences would affect its net asset value per share or result in a financial loss to any shareholder.

     SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

                             FINANCIAL STATEMENTS

     BLACKROCK FUNDS. The audited financial statements and notes thereto in the Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1998 (the "1998 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by the Fund's independent accountants, PricewaterhouseCoopers LLP, except for the financial highlights for the periods ended June 30, 1995, 1994 and 1993 for the Core Bond Portfolio and the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) Portfolios which have been audited by other auditors. The reports of PricewaterhouseCoopers LLP are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

     The financial highlights included in the 1998 Annual Report for each of the two years in the period ended June 30, 1995, and for the period from July 17, 1992 through June 30, 1993 for the Short Government Bond Portfolio (now known as the Low Duration Bond Portfolio) and the period from December 9, 1992 through June 30, 1993 for the Core Bond Portfolio have been audited by the former independent accountants of the Predecessor BFM Portfolios, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.

     INDEX MASTER PORTFOLIO. The audited financial statements and notes thereto for The U.S. Large Company Series of the Trust for the fiscal year ended November 30, 1997 (the "1997 Index Master Report") and the unaudited financial statements and notes thereto for the Trust's U.S. Large Company Series for the period ended September 30, 1998 (the "1998 Index Master Report") contained in the Fund's 1998 Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information. No other parts of the 1997 Index Master Report or 1998 Index Master Report are incorporated by reference herein. The financial statements included in the 1997 Index Master Report have been audited by the Trust's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the 1997 Index Master Report may be obtained at no charge by telephoning the Trust at (310) 395-8005.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."
     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by the highest capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

     "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------

     Certain Portfolios of the Fund may enter into certain futures transactions. Such transactions are described in this Appendix.

     I.  Interest Rate Futures Contracts
         -------------------------------

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     With regard to each Portfolio, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     II.   Index Futures Contracts
           -----------------------

     General.  A stock or bond index assigns relative values to the stocks or
     -------
bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Portfolio, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

     A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     III.  Futures Contracts on Foreign Currencies
           ---------------------------------------

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

     IV.   Margin Payments
           ---------------

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

     V.  Risks of Transactions in Futures Contracts
         ------------------------------------------

     There are several risks in connection with the use of futures by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities.

     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Portfolio is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     VI.  Options on Futures Contracts
          ----------------------------

     A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     VII.  Other Matters
           -------------
     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                               BLACKROCK FUNDSSM
                                    PART C
                               OTHER INFORMATION


Item 23.  Exhibits


     (1)  Articles of Incorporation

          (a) Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (b) Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (c) Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (d) Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996.

          (e) Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

     (2)  By-laws

          (a) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

     (3)  Instruments Defining Rights of Security Holders

          (a) Sections V, VIII and IX of Registrant's Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant's Registration

               Statement on Form N-1A filed on January 27, 1998; Article II of Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

     (4)  Investment Advisory Contracts

          (a) Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. relating to all Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (b) Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Multi-Sector Mortgage Securities Portfolio III is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (c) Addendum No. 1 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

          (d) Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to BlackRock Strategic Portfolio I and BlackRock Strategic Portfolio II is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed on December 18, 1996.

          (e) Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

          (f) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the Managed Income, Tax-Free Income, Intermediate Government Bond, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Low Duration Bond,

               Intermediate Bond, Government Income, New Jersey Tax-Free Income and Core Bond Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (g) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Large Cap Value Equity, Small Cap Value Equity and Select Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (h) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Large Cap Growth Equity and Small Cap Growth Equity Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (i) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Institutional Management Corporation with respect to the Money Market, U.S. Treasury Money Market, Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (j) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Equity and International Emerging Markets Portfolios is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (k) Sub-Advisory Agreement among PNC Asset Management Group, Inc., Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Balanced Portfolio is incorporated herein by reference to Exhibit (5)(c) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (l) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and Provident Capital Management, Inc. with respect to the Mid-Cap Value Equity Portfolio is incorporated herein by reference to
               Exhibit 5(k)
               of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

          (m) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Mid-Cap Growth Equity Portfolio is incorporated herein by reference to
               Exhibit 5(l) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

          (n) Sub-Advisory Agreement between PNC Asset Management Group, Inc. and BlackRock Financial Management, Inc. with respect to the International Bond Portfolio is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

          (o) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and CastleInternational Asset Management Limited with respect to the International Small Cap Equity Portfolio is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A filed on August 19, 1997.

          (p) Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and PNC Asset Management Group, Inc. with respect to the Micro-Cap Equity Portfolio, GNMA Portfolio, Delaware Tax-Free Income Portfolio and Kentucky Tax-Free Income Portfolio is incorporated herein by reference to Exhibit (5)(p) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (q) Form of Sub-Advisory Agreement between PNC Asset Management Group, Inc. and PNC Equity Advisors Company with respect to the Micro-Cap Equity Portfolio is incorporated herein by reference to Exhibit (5)(q) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (r) Form of Sub-Advisory Agreement between BlackRock, Inc. and BlackRock Financial Management, Inc. with respect to the GNMA, Delaware Tax-Free Income and Kentucky Tax-Free Income Portfolios is incorporated herein by reference to Exhibit (5)(r) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

          (s) Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, Inc. with respect to the High Yield

               Bond Portfolio is incorporated herein by reference to
               Exhibit 5(s) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (t) Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the High Yield Bond Portfolio is incorporated herein by reference to
               Exhibit 5(t) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

     (5)  Underwriting Contracts

          (a) Distribution Agreement between Registrant and Provident Distributors, Inc. dated January 31, 1994 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (b) Form of Appendix A to Distribution Agreement between Registrant and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (c) Amendment No. 2 to the Distribution Agreement between Registrant and Provident Distributors, Inc. dated October 18, 1994 is incorporated herein by reference to Exhibit (6)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (d) Amendment No. 3 to the Distribution Agreement between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

     (6) Bonus or Profit Sharing Contracts

               None.

     (7)  Custodian Agreements

          (a) Custodian Agreement dated October 4, 1989 between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (b) Amendment No. 1 to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (c) Amendment No. 2 dated March 1, 1993 to Custodian Agreement between Registrant and PNC Bank, National Association with respect to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (d) Form of Appendix B to Custodian Agreement between Registrant and PNC Bank, National Association is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (e) Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit
               (8)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

          (f) Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (g) Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

          (h) Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit
               (8)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

          (i) Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to

               Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

     (8)  Other Material Contracts

          (a) Form of Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (b) Forms of Appendix A and Appendix B to Administration Agreement among Registrant, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (c) Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit (9)(e) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (d) Amendment No. 1 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Tax-Free Income Portfolio is incorporated herein by reference to Exhibit
               (9)(f) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (e) Amendment No. 2 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Pennsylvania Municipal Money Market, Ohio Municipal Money Market, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Index Equity and Small Cap Value Equity Portfolios is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (f) Amendment No. 3 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to the Short-Term Bond, Intermediate-Term Bond, Core Equity, Small Cap Growth Equity and North Carolina Municipal Money Market Portfolios is incorporated herein by reference to Exhibit (9)(h) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (g) Amendment No. 4 to Transfer Agency Agreement dated October 4, 1989 between Registrant and PFPC Inc. relating to Series B Investor Shares of the Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Large Cap Value Equity, Large Cap Growth Equity, Index Equity, Small Cap Value Equity, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity, International Fixed Income, Government Income, International Emerging Markets, International Equity and Balanced Portfolios is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A filed on January 27, 1998.

          (h) Form of Appendix C to Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein by reference to
               Exhibit 9(h) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

          (i) License Agreement dated as of December 1, 1995 between the Registrant and Compass Capital Group, Inc. is incorporated herein by reference to Exhibit 9(q) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A filed on January 28, 1997.

          (j) Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein.

          (k) Form of Expense Limitation Agreement dated as of January 28, 1999 between Registrant and BlackRock Advisors, Inc.

     (9)  Legal Opinion

          (a)  None.

     (10)  Other Opinions

          (a)  Opinion and Consent of PricewaterhouseCoopers LLP.

     (11)  Omitted Financial Statements

          (a)  None.

     (12)  Initial Capital Agreements

          (a) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes A-1, B-1, C-1, D-2, E-2, F-2, G-2, H-2, I-1, I-2, J-1, J-2, K-2, L-2, M-2, N-2, O-2, P-2, D-1, E-
               1, F-1, G-1, H-1, K-1, L-1, M-1, N-1, O-1, P-1, A-2, B-2, C-2, I-
               2, J-2, A-3, B-3, C-3, D-3, E-3,

               F-3, G-3, H-3, I-3, J-3, K-3, L-3, M-3, N-3, O-3, P-3, Q-1, Q-2,
               Q-3, R-1, R-2, R-3, S-1, S-2, S-3, T-1, T-2, T-3, U-1, U-2, U-3,
               A-4, D-4, E-4, F-4, G-4, H-4, K-4, L-4, M-4, N-4, O-4, P-4, R-4,
               S-4, T-4, U-4, W-4, X-4, Y-4, V-1, V-2, V-3, W-1, W-2, W-3, X-1,
               X-2, X-3, Y-1, Y-2, Y-3, Z-1, Z-2, Z-3, AA-1, AA-2, AA-3, AA-4,
               AA-5, BB-1, BB-2, BB-3, BB-4, BB-5, CC-3, A-5, B-4, B-5, C-4, C-
               5, I-4, I-5, J-4, J-5, Q-4, Q-5, V-4, V-5, Z-4, Z-5, X-1, X-3, D-
               5, E-5, F-5, G-5, H-5, K-5, L-5, M-5, N-5, O-5, P-5, R-5, S-5, T-
               5, U-5, W-5, X-5, Y-5, DD-1, DD-2, DD-3, DD-4, DD-5, EE-1, EE-2,
               EE-3, EE-4, EE-5, R-6, BB-6, FF-3, GG-3, HH-1, HH-2, HH-3, HH-4,
               HH-5, II-1, II-2, II-3, II-4, II-5, S-6, JJ-1, JJ-2, JJ-3, JJ-4,
               JJ-5, KK-1, KK-2, KK-3, KK-4, KK-5, LL-1, LL-2, LL-3, LL-4 and
               LL-5 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A filed on February 13, 1998.

          (b) Form of Purchase Agreement between Registrant and Registrant's distributor relating to Classes MM-1, MM-2, MM-3, MM-4, MM-5 and MM-6 is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

     (13)  Rule 12b-1 Plan

          (a) Amended and Restated Distribution and Service Plan for Service, Series A Investor, Series B Investor, Series C Investor, Institutional and BlackRock Shares is incorporated herein by reference to Exhibit (15) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A filed on May 30, 1996.

          (b) Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A filed on August 7, 1998.

     (14)  Financial Data Schedule

          (a)  Financial Data Schedules are filed herewith.

     (15)  Rule 18f-3 Plan

          (a) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A filed on November 25, 1998.

     (99) (a) Power of Attorney of David R. Wilmerding dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

          (b) Power of Attorney of William O. Albertini dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

          (c) Power of Attorney of Raymond J. Clark dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

          (d) Power of Attorney of Robert M. Hernandez dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

          (e) Power of Attorney of Anthony M. Santomero dated March 5, 1996 appointing David R. Wilmerding, Raymond J. Clark and Karen H. Sabath as attorneys and agents is incorporated herein by reference to such Power of Attorney filed in Post-Effective Amendment No. 28 to Registrant's Registration Statement on form N-1A filed on February 18, 1997.

Item 24.  Persons Controlled by or under Common Control with the Fund.

          None.

Item 25.  Indemnification

         Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement incorporated by reference herein as Exhibit 5(a). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement incorporated by reference herein as Exhibit 7(a) and Section 17 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 8(c). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

         Indemnification of Trustees, Officers, Representatives and Employees.
         --------------------------------------------------------------------
    The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter
                                               ------
    as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such
    --------
    person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of
                              --------
    indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person
                                            --------
    shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Section 9.6 of the Registrant's Declaration of Trust, filed herein as
Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

         Indemnification of Shareholders.  In case any Shareholder or former
         -------------------------------
    Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 26. Business and Other Connections of Investment Advisers

          (a) BlackRock Advisors, Inc. (formerly BlackRock, Inc.) is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock Advisors, Inc. was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

          (b) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation) ("BIMC") is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

          (c) BlackRock Financial Management, Inc. ("BlackRock") is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

          (d) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited) ("BIL") is an indirect majority-owned subsidiary of PNC Bank Corp. The list required by this Item 26 of officers and directors of BIL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and

D of Form ADV, filed by BIL pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 27. Principal Underwriters

         (a)  Not applicable.

         (b) The information required by this Item 27 with respect to each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is incorporated by reference to Schedule A of FORM BD filed by BlackRock Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 8-48775).

          (c)  Not applicable.

Item 28. Location of Accounts and Records


               (1) PFPC Trust Company, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian).

               (2) BlackRock Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 (records relating to its functions as distributor).

               (3) BlackRock Advisors, Inc. (formerly BlackRock, Inc.), 345 Park Avenue, New York, New York 10154 (records relating to its functions as investment adviser and co-administrator).

               (4) BlackRock Institutional Management Corporation (formerly PNC Institutional Management Corporation), Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment sub-adviser).

               (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154; 30 South 17th Street, Philadelphia, Pennsylvania 19103; and 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as investment adviser and sub-adviser).

               (6) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

              (7) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

              (8) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

              (9) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

              (10) BlackRock International, Ltd. (formerly CastleInternational Asset Management Limited), 7 Castle Street, Edinburgh, Scotland, EH2 3AH (records relating to its functions as investment sub-adviser).

              (11) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

              (12) PNC Bank Corp., 1600 Market Street, 28th Floor, Philadelphia, PA 19103 (Registrant's declaration of trust, code of regulations and minute books).

Item 29. Management Services

         None.

Item 30. Undertakings

         None.

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 28th day of January, 1999.


                                   BLACKROCK FUNDS(SM)
                                   Fund


                                   By /s/ Raymond J. Clark
                                      ------------------------------------------
                                         Raymond J. Clark,
                                          President and Treasurer
                                          (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                      Title                       Date
    ---------                      -----                       ----

/s/ Raymond J. Clark               Trustee, President and
---------------------------
(Raymond J. Clark)                 Treasurer                   January 28, 1999

*David R. Wilmerding, Jr.          Chairman of the Board       January 28, 1999
-------------------------
(David R. Wilmerding, Jr.)

*Anthony M. Santomero              Vice-Chairman of the Board  January 28, 1999
-------------------------
(Anthony M. Santomero)

*William O. Albertini              Trustee                     January 28, 1999
-------------------------
(William O. Albertini)

*Robert M. Hernandez               Trustee                     January 28, 1999
-------------------------
(Robert M. Hernandez)


*By:   /s/ Karen H. Sabath
       ------------------------------------
       Karen H. Sabath, Attorney-in-fact

                                  SIGNATURES


          As it relates to the Index Equity Portfolio only, The DFA Investment Trust Company consents to the filing of this Amendment to the Registration Statement of BlackRock Funds which is signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and the State of California on this 28th day of January, 1999.

                              THE DFA INVESTMENT TRUST COMPANY


                              *  David G. Booth
                              --------------------------------
                              David G. Booth
                              President and Chairman-Chief
                              Executive Officer

          The undersigned Trustees and Principal Officers of The DFA Investment Trust Company consent to the filing of this Amendment to the Registration Statement of BlackRock Funds as it relates to the Index Equity Portfolio only, on the dates indicated.


Signature                                             Title                               Date
---------                                             -----                               ----
* David G. Booth                             President, Chairman -                        January 28, 1999
----------------------------------           Chief Executive Officer
David G. Booth                               and Trustee

* Rex A. Sinquefield                         Chairman - Chief                             January 28, 1999
----------------------------------           Investment Officer
Rex A. Sinquefield                           and Trustee

* George M. Constantinides                   Trustee                                      January 28, 1999
----------------------------------
George M. Constantinides

* John P. Gould                              Trustee                                      January 28, 1999
----------------------------------
John P. Gould

* Roger G. Ibbotson                          Trustee                                      January 28, 1999
----------------------------------
Roger G. Ibbotson

* Merton H. Miller                           Trustee                                      January 28, 1999
----------------------------------
Merton H. Miller

* Myron S. Scholes                           Trustee                                      January 28, 1999
-----------------------------------
Myron S. Scholes

* Michael T. Scardina                        Vice President, Chief                        January 28, 1999
-----------------------------------          Financial Officer and
Michael T. Scardina                          Treasurer

*By: /s/ Catherine Newell
     --------------------

     Catherine Newell
     Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.         Description
-----------         -----------

8(k)                Expense Limitation Agreement

10(a)               Opinion and Consent of PricewaterhouseCoopers LLP

14(a)               Financial Data Schedules